As filed with the Securities and Exchange Commission on March 2, 2006

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number: 811-4255

                   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
             (Exact Name of the Registrant as Specified in Charter)

                          605 Third Avenue, 2nd Floor
                         New York, New York 10158-0180
              (Address of Principal Executive Offices - Zip Code)

                   Peter E. Sundman, Chief Executive Officer
                   Neuberger Berman Advisers Management Trust
                          605 Third Avenue, 2nd Floor
                         New York, New York 10158-0180

                            Jeffrey S. Puretz, Esq.
                                  Dechert LLP
                              1775 I Street, N.W.
                             Washington, D.C. 20006
                  (Names and Addresses of agents for service)

       Registrant's Telephone Number, including area code: (212) 476-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (the "Act")(17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO SHAREHOLDERS

The following are copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY


ANNUAL REPORT
DECEMBER 31, 2005


NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST


BALANCED PORTFOLIO(R)


B1014  02/06

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2005

BALANCED PORTFOLIO MANAGERS' COMMENTARY

Over the course of 2005, impressive corporate earnings gains, a strong economy and healthy profit margins supported the performance of the equity markets, but were offset by the Federal Reserve's relentless increases in short-term interest rates. Energy was the best performing equity sector, reflecting record highs in crude oil prices due to increased Asian demand and a strong U.S. economy. Sectors tied to the consumer were generally the weakest, as personal income was squeezed by higher energy costs and higher interest rates.

For the year, the equity portion of the Neuberger Berman Advisers Management Trust (AMT) Balanced Portfolio generated a positive return. Financial and Energy holdings were significant contributors to the Portfolio's equity performance. Within Financials, stocks that did well included business services companies and brokerage firms. Stock selection within Health Care also benefited returns. Holdings in the Consumer Staples sector were also additive. In aggregate, sector allocation contributed to performance, with Portfolio overweights in Telecom and Energy--two of 2005's best performing sectors--providing much of the value added.

Stock selection within Information Technology had the most negative impact on the equity segment's relative performance. Within this sector, various software companies showed weakness, while some business services companies also underperformed.

Like the equity markets, the fixed income markets were focused on the Federal Reserve during 2005. Over the course of the year, long rates did not rise as much as they have historically during Fed tightening campaigns. In fact, the U.S. Treasury yield curve inverted at year-end, meaning that long-term bonds provided smaller yields than short-term bonds. The difference was slight, but the inversion is significant as it marks the first time this has happened since 2000.

The fixed income component of the Portfolio generated a modestly positive return for 2005. Throughout the year, we maintained a defensive posture in this segment, restraining the overall duration (a standard measure of the sensitivity of a bond's price to interest rate movements) of our holdings. During the year, we made opportunistic changes to sector allocation in order to enhance yield. We substantially reduced our allocation to Treasuries, reinvesting the proceeds in higher yielding alternatives. We significantly increased our allocation to AAA-rated asset-backed and mortgage-backed securities with well-defined maturities. Given the current economic environment, we decreased our allocation to BBB-rated securities, so that by fiscal year-end, much of the fixed income segment of the Portfolio was in AAA securities.

Looking ahead, we are encouraged that at its December meeting, the Fed removed the reference to "accommodative" from its policy statement, and indicated that it is getting closer to the end of its tightening campaign.

Domestic consumers, however, remain financially stretched. Real wage growth has been non-existent this economic cycle. Instead, consumer spending has been driven by strong housing gains and additional debt. Housing now contributes over 6% of GDP and is showing signs of slowing. We do not expect a housing price collapse, but this major support for U. S. consumer spending is weakening, which could slow economic activity. In contrast, foreign economies in Asia, Japan and even Europe are exhibiting increased economic activity. Therefore, we currently plan to tilt the equity segment of the Portfolio toward beneficiaries of global economic expansion and corporate spending and away from exposure to the beleaguered American consumer. As for our fixed income investments, we will remain conservative from a duration standpoint, until we have clearer direction from the Fed.

Sincerely,


/s/ Ted Giuliano          /s/ John Dugenske

/s/ Jon D. Brorson        /s/ Kenneth J. Turek

                 TED GIULIANO, JOHN DUGENSKE,
               JON D. BRORSON, KENNETH J. TUREK
                    PORTFOLIO CO-MANAGERS

AVERAGE ANNUAL TOTAL RETURN(1)

                                          MERRILL LYNCH            RUSSELL
                        BALANCED               1-3 YEAR          MIDCAP(R)            RUSSELL
                       PORTFOLIO     TREASURY INDEX (2)         GROWTH (2)       MIDCAP (R)(2)       S&P 500 (2)
1 YEAR                      9.18%                  1.67%             12.10%             12.65%              4.91%
5 YEAR                     (0.08%)                 3.67%              1.38%              8.45%              0.54%
10 YEAR                     6.16%                  4.79%              9.27%             12.49%              9.07%
LIFE OF FUND                7.97%                  6.06%             11.96%             13.56%             11.54%

INCEPTION DATE        02/28/1989

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

[CHART]

COMPARISON OF A $10,000 INVESTMENT

VALUE AS OF 12/31/05

                           MERRILL
                          LYNCH 1-3
                             YEAR       RUSSELL
              BALANCED     TREASURY    MIDCAP(R)     RUSSELL
             PORTFOLIO      INDEX        GROWTH     MIDCAP(R)     S&P 500
12/31/1995   $   10,000   $   10,000   $   10,000   $   10,000   $   10,000
12/31/1996   $   10,689   $   10,498   $   11,748   $   11,900   $   12,295
12/31/1997   $   12,768   $   11,197   $   14,396   $   15,352   $   16,395
12/31/1998   $   14,323   $   11,980   $   16,968   $   16,901   $   21,080
12/31/1999   $   19,130   $   12,347   $   25,670   $   19,983   $   25,515
12/31/2000   $   18,260   $   13,334   $   22,654   $   21,631   $   23,192
12/31/2001   $   15,820   $   14,441   $   18,089   $   20,415   $   20,438
12/31/2002   $   13,107   $   15,272   $   13,132   $   17,111   $   15,923
12/31/2003   $   15,241   $   15,562   $   18,741   $   23,965   $   20,487
12/31/2004   $   16,659   $   15,703   $   21,642   $   28,810   $   22,715
12/31/2005   $   18,189   $   15,965   $   24,260   $   32,455   $   23,830

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

ASSET DIVERSIFICATION
(% BY ASSET CLASS)

Asset Backed                                  6.2%
Corporate Debt                               13.4
Common Stock                                 69.1
Foreign Government Securities                 1.5
Mortgage-Backed Securities                    8.9
U.S. Government Agency Securities             0.8
Short-Term Investments                        1.1
Liabilities, less cash, receivables and
  other assets                               (1.0)

ENDNOTES

(1). 9.18%, -0.08%, and 6.16% were the average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2005. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the portfolio.

(2). The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on the market capitalization). The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

      The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

      The composition, industries and holdings of the Portfolio are subject to change.

      Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and we are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by certain qualified pension and retirement plans.

      (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

             ACTUAL EXPENSES AND PERFORMANCE:       The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the
                                                    Period" to estimate the expenses you paid over the period.

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:  The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

EXPENSE INFORMATION AS OF 12/31/05 (UNAUDITED)

        NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST BALANCED PORTFOLIO

                       BEGINNING         ENDING       EXPENSES PAID
        ACTUAL     ACCOUNT VALUE  ACCOUNT VALUE  DURING THE PERIOD*
        CLASS I    $       1,000  $    1,077.30  $             5.92

        HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
        CLASS I    $       1,000  $    1,019.51  $             5.75

    * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

   ** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS BALANCED PORTFOLIO

NUMBER OF SHARES                                 MARKET VALUE +
COMMON STOCKS (69.1%)

AEROSPACE (1.4%)
      8,000    Precision Castparts               $    414,480
     13,500    Rockwell Collins                       627,345
                                                 ------------
                                                    1,041,825

BASIC MATERIALS (1.6%)
     17,000    Airgas, Inc.                           559,300
      7,500    Peabody Energy                         618,150
                                                 ------------
                                                    1,177,450

BIOTECHNOLOGY (3.3%)
     15,500    Celgene Corp.                        1,004,400*
     14,500    Gilead Sciences                        763,135*
      6,000    Invitrogen Corp.                       399,840*
      4,500    Protein Design Labs                    127,890*
      6,250    Vertex Pharmaceuticals                 172,938*
                                                 ------------
                                                    2,468,203

BUSINESS SERVICES (5.7%)
     17,000    Alliance Data Systems                  605,200*
     13,200    CB Richard Ellis Group                 776,820*
     13,050    Corporate Executive Board            1,170,585
      8,150    Getty Images                           727,550*
      3,000    Iron Mountain                          126,660*
     13,500    Monster Worldwide                      551,070*
      5,900    NAVTEQ                                 258,833*
                                                 ------------
                                                    4,216,718

BUSINESS SERVICES--IT BUSINESS SERVICES (0.4%)
      4,500    DST Systems                            269,595*

COMMUNICATIONS EQUIPMENT (1.5%)
      6,500    ADC Telecommunications                 145,210*
      6,000    Harris Corp.                           258,060
     21,000    Juniper Networks                       468,300*
     19,000    Tellabs, Inc.                          207,100*
                                                 ------------
                                                    1,078,670

CONSUMER CYCLICALS (0.2%)
     3,200     Williams-Sonoma                        138,080*

CONSUMER DISCRETIONARY (3.0%)
     13,500    Advance Auto Parts                     586,710*
      6,100    Fortune Brands                         475,922
      6,000    Harman International Industries        587,100
      5,500    Laureate Education                     288,805*
     10,500    XM Satellite Radio Holdings            286,440*
                                                 ------------
                                                    2,224,977

CONSUMER STAPLES (1.4%)
     11,500    Shoppers Drug Mart                     433,784
      7,400    Whole Foods Market                     572,686
                                                 ------------
                                                    1,006,470

DIAGNOSTIC EQUIPMENT (1.2%)

     26,700    Cytyc Corp.                            753,741*
      2,000    IDEXX Laboratories                     143,960*
                                                 ------------
                                                      897,701

DISTRIBUTOR (0.7%)
      7,500    W.W. Grainger                     $    533,250

ELECTRICAL & ELECTRONICS (0.7%)
     13,000    Jabil Circuit                          482,170*

ENERGY (7.0%)
     11,000    Canadian Natural Resources             545,820
     30,000    Denbury Resources                      683,400*
      9,700    GlobalSantaFe Corp.                    467,055
      3,500    Maverick Tube                          139,510*
     11,000    National-Oilwell Varco                 689,700*
      9,750    Quicksilver Resources                  409,597*
     21,000    Range Resources                        553,140
     19,200    Smith International                    712,512
     22,500    XTO Energy                             988,650
                                                 ------------
                                                    5,189,384

FINANCIAL SERVICES (3.9%)
      2,700    Chicago Mercantile Exchange            992,223
      6,250    Legg Mason                             748,063
     12,000    Moody's Corp.                          737,040
     10,000    Nuveen Investments                     426,200
                                                 ------------
                                                    2,903,526

HEALTH CARE (3.7%)
      5,000    American Healthways                    226,250*
      7,000    Cerner Corp.                           636,370*^^
      6,000    Gen-Probe                              292,740*
      5,300    IMS Health                             132,076
     10,400    Omnicare, Inc.                         595,088
     18,000    VCA Antech                             507,600*
      7,500    WellCare Health Plans                  306,375*
                                                 ------------
                                                    2,696,499

INDUSTRIAL (3.6%)
     11,500    Danaher Corp.                          641,470
     16,000    Donaldson Co.                          508,800
     22,600    Fastenal Co.                           885,694
     10,100    Rockwell International                 597,516
                                                 ------------
                                                    2,633,480

INSURANCE (0.3%)
     7,000     Endurance Specialty
                 Holdings                             250,950

LEISURE (3.7%)
     12,000    Gaylord Entertainment                  523,080*
     10,000    Hilton Hotels                          241,100
      9,600    Marriott International                 642,912
     10,000    Scientific Games Class A               272,800*
     15,500    Station Casinos                      1,050,900
                                                 ------------
                                                    2,730,792

MEDICAL EQUIPMENT (4.1%)
     12,800    C. R. Bard                             843,776
      5,900    Hologic, Inc.                          223,728*
     15,000    Kyphon, Inc.                           612,450*
     16,200    ResMed, Inc.                           620,622*
     14,000    Varian Medical Systems                 704,760*
                                                 ------------
                                                    3,005,336

See Notes to Schedule of Investments

NUMBER OF SHARES                                 MARKET VALUE +
METALS (0.4%)
      2,000    Phelps Dodge                      $    287,740

OIL & GAS (0.3%)
     10,000    Western Oil Sands Class A              238,518*

RETAIL (4.3%)
     15,500    AnnTaylor Stores                       535,060*
     35,800    Coach, Inc.                          1,193,572*
     10,000    Michaels Stores                        353,700
     22,400    Nordstrom, Inc.                        837,760
      6,000    Tiffany & Co.                          229,740
                                                 ------------
                                                    3,149,832

SEMICONDUCTORS (6.4%)
      8,000    Advanced Micro Devices                 244,800*
      9,000    Analog Devices                         322,830
      9,000    Broadcom Corp.                         424,350*
      3,000    KLA-Tencor                             147,990
      7,000    Linear Technology                      252,490
     14,000    Marvell Technology Group               785,260*
     18,500    MEMC Electronic Materials              410,145*
     18,500    Microchip Technology                   594,775
     29,000    Microsemi Corp.                        802,140*
     17,100    National Semiconductor                 444,258
      5,800    Varian Semiconductor
                 Equipment                            254,794*
                                                 ------------
                                                    4,683,832

SOFTWARE (1.7%)
     13,900    Autodesk, Inc.                         597,005
      9,500    McAfee, Inc.                           257,735*
     12,500    Salesforce.com, Inc.                   400,625*
                                                 ------------
                                                    1,255,365

TECHNOLOGY (3.6%)
     23,000    Activision, Inc.                       316,020*
      5,100    Agilent Technologies                   169,779*
      7,500    Akamai Technologies                    149,475*
      7,000    CACI International                     401,660*
     22,400    Cognizant Technology
                 Solutions                          1,127,840*
      7,000    Comverse Technology                    186,130*
      6,000    Logitech International ADR             280,620*
                                                 ------------
                                                    2,631,524

TELECOMMUNICATIONS (3.7%)
     20,800    American Tower                         563,680*
     21,000    Leap Wireless International            795,480*
     27,500    Nextel Partners                        768,350*
     14,000    NII Holdings                           611,520*
                                                 ------------
                                                    2,739,030

TRANSPORTATION (0.9%)
     18,200    C. H. Robinson Worldwide               673,946

UTILITIES (0.4%)
      7,650    Energen Corp.                          277,848

TOTAL COMMON STOCKS
(COST $34,200,790)                            $    50,882,711
                                                 ------------

See Notes to Schedule of Investments

                                                                               RATING ^^^
PRINCIPAL AMOUNT                                                             MOODY'S  S&P      MARKET VALUE +
U.S. GOVERNMENT AGENCY SECURITIES (0.8%)
$   250,000   Freddie Mac, Notes, 4.38%, due 11/16/07                            AGY    AGY  $      248,339
    283,034   Fannie Mae Whole Loan, Ser. 2004- W8, Class PT, 10.21%,
                due 6/25/44                                                      Aaa    AAA         316,369
                                                                                             --------------
              (COST $562,889)                                                                       564,708
                                                                                             --------------
MORTGAGE-BACKED SECURITIES (8.9%)
    427,353   Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1,
                5.39%, due 1/25/36                                               Aaa    AAA         426,627
    425,000   Banc of America Commerical Mortgage Inc., Ser. 2005-6,
               Class A1, 5.00%, due 9/10/47                                      Aaa    AAA         425,797
    174,881   Banc of America Funding Corp., Ser. 2005-F, Class 4A1,
                5.45%, due 9/20/35                                               Aaa    AAA         174,580
    446,980   Banc of America Funding Corp., Ser. 2005-H, Class 7A1,
                5.72%, due 11/20/35                                                     AAA         449,355
    266,785   Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%,
                due 6/25/35                                                      Aaa    AAA         287,948**
    425,000   Credit Suisse First Boston Mortgage Securities Corp.,
                Ser. 2005 C-6, Class A1, 4.94%, due 12/15/40                     Aaa    AAA         424,720
    431,622   First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5,
                Class 2A1, 5.47%, due 11/25/35                                   Aaa    AAA         431,843
    583,038   GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4,
                8.50%, due 3/25/35                                               Aaa    AAA         622,713**
    121,791   GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4,
                8.50%, due 9/25/35                                               Aaa    AAA         129,393
    370,976   Harborview Mortgage Loan Trust, Floating Rate, Ser. 2004-4,
                Class 3A, 2.98%, due 1/19/06                                     Aaa    AAA         364,190^^
    448,055   Indymac Index Mortgage Loan Trust, Ser. 2005-AR23,
                Class 2A1, 5.59%, due 11/25/35                                   Aaa    AAA         449,267
    425,000   JP Morgan Chase Commercial Mortgage Securities Corp.,
                Ser. 2005-LDP5, Class A1, 5.04%, due 12/15/44                    Aaa    AAA         425,752
    305,234   JP Morgan Mortgage Trust, Ser. 2005-A4, Class 2A1, 5.07%,
                due 7/25/35                                                      Aaa    AAA         302,849
    430,387   JP Morgan Mortgage Trust, Ser. 2005-ALT1, Class 2A1, 5.66%,
                due 10/25/35                                                     Aaa    AAA         432,334
    425,000   Nomura Asset Acceptance Corp., Ser. 2005-AR6,
                Class 2A1, 5.82%, due 12/25/35                                   Aaa    AAA         427,470
    438,530   Residential Accredit Loans, Inc., Ser. 2005-QA10,
                Class A31, 5.64%, due 9/25/35                                    Aaa    AAA         440,106

FREDDIE MAC
     45,698   Pass-Through Certificates, 5.00%, due 2/1/07
     63,266   Pass-Through Certificates, 5.50%, due 2/1/07                       AGY    AGY          45,747
     29,563   Pass-Through Certificates, 8.50%, due 10/1/30                      AGY    AGY          63,656
                                                                                 AGY    AGY         246,789
                                                                                             --------------
              TOTAL MORTGAGE-BACKED SECURITIES
                (COST $6,597,749)                                                                 6,571,136
                                                                                             --------------

CORPORATE DEBT SECURITIES (13.4%)
    285,000   American Express Co., Notes, 5.50%, due 9/12/06                     A1     A+         286,344
    200,000   AT&T Wireless Services, Inc., Senior Notes, 7.35%,
                due 3/1/06                                                      Baa2      A         200,842
    335,000   Bank of New York Co., Inc., Senior Notes, 5.20%, due 7/1/07        Aa3     A+         336,662
    250,000   BankBoston NA, Subordinated Notes, 6.50%, due 12/19/07             Aa2    AA-         258,325
    250,000   Bear Stearns Co., Inc., Notes, 4.00%, due 1/31/08                   A1      A         245,430
    400,000   Berkshire Hathaway Finance, Notes, 3.40%, due 7/2/07               Aaa    AAA         391,472
    300,000   Boeing Capital Corp., Senior Notes, 5.75%, due 2/15/07              A3      A         302,749
    145,000   Chase Manhattan Corp., Subordinated Notes, 7.25%,
                due 6/1/07                                                        A1      A         149,199
    250,000   CIT Group Inc., Senior Notes, 3.88%, due 11/3/08                    A2      A         242,775
    500,000   Citigroup Inc., Notes, 5.00%, due 3/6/07                           Aa1    AA-         500,735

See Notes to Schedule of Investments

                                                                               RATING ^^^
PRINCIPAL AMOUNT                                                             MOODY'S  S&P      MARKET VALUE +
$   285,000   Coca-Cola Enterprises, Notes, 5.38%, due 8/15/06                    A2      A  $      286,003
    275,000   Comcast Cable Communications, Notes, 8.38%, due 5/1/07            Baa2   BBB+         286,773
    190,000   Daimler Chrysler N.A. Holdings Corp., Guaranteed Notes,
                4.05%, due 6/4/08                                                 A3    BBB         184,964
    300,000   Diageo Finance BV, Guaranteed Notes, 3.00%, due 12/15/06            A3     A-         294,782
    135,000   Enterprise Products Operating, Senior Notes, 4.00%,
                due 10/15/07                                                    Baa3    BB+         132,179
    200,000   Goldman Sachs Group, Inc., Notes, 4.13%, due 1/15/08               Aa3     A+         196,930
    280,000   Hewlett-Packard Co., Senior Notes, 5.50%, due 7/1/07                A3     A-         282,262
    285,000   HSBC Finance Corp., Notes, 5.75%, due 1/30/07                       A1      A         287,350
    285,000   International Lease Finance Corp., Notes, 5.75%, due 2/15/07        A1    AA-         286,498
    300,000   John Deere Capital Corp., Notes, 5.13%, due 10/19/06                A3     A-         300,703
    250,000   Kraft Foods, Inc., Notes, 4.63%, due 11/1/06                        A3   BBB+         249,215
    190,000   Mallinckrodt Group, Inc., Notes, 6.50%, due 11/15/07              Baa3   BBB+         193,747
    175,000   MBNA Corp., Notes, 4.63%, due 9/15/08                              Aa2    AA-         173,730
    300,000   Merrill Lynch & Co., Notes, 4.25%, due 9/14/07                     Aa3     A+         296,909
    285,000   Morgan Stanley, Bonds, 5.80%, due 4/1/07                           Aa3     A+         287,905
    280,000   National Rural Utilities Collateral Trust, 6.00%, due 5/15/06       A1     A+         281,294
    200,000   Sprint Capital Corp., Guaranteed Notes, 6.00%, due 1/15/07        Baa2     A-         201,956
    250,000   Target Corp., Notes, 3.38%, due 3/1/08                              A2     A+         242,892
    250,000   Time Warner Entertainment LP, Notes, 7.25%, due 9/1/08            Baa1   BBB+         261,671
    300,000   Toyota Motor Credit Corp., Medium Term Notes, 2.70%,
                due 1/30/07                                                      Aaa    AAA         292,377
    300,000   U.S. Bank NA, Notes, 2.85%, due 11/15/06                           Aa1    AA-         295,049
    250,000   Union Bank Switzerland-NY, Subordinated Notes, 7.25%,
                due 7/15/06                                                      Aa3     AA         252,941
    150,000   Univision Communications, Inc., Guaranteed Notes, 3.50%,
                due 10/15/07                                                    Baa2   BBB-         145,511
    290,000   Verizon Global Funding Corp., Notes, 4.00%, due 1/15/08             A3     A+         284,415
    250,000   Verizon Wireless Capital, Notes, 5.38%, due 12/15/06                A3     A+         250,823
    450,000   Wachovia Corp., Notes, 4.95%, due 11/1/06                          Aa3     A+         450,035
    285,000   Washington Mutual, Inc., Senior Notes, 5.63%, due 1/15/07           A3     A-         286,570
                                                                                             --------------
              TOTAL CORPORATE DEBT SECURITIES
                (COST $10,048,114)                                                                9,900,017

FOREIGN GOVERNMENT SECURITIES^ (1.5%)
EUR 600,000   Bundesobligation, 3.50%, due 10/10/08                              Aaa    AAA         720,976
EUR 330,000   Bundesobligation, 3.25%, due 4/17/09                               Aaa    AAA         394,113
                                                                                             --------------
              TOTAL FOREIGN GOVERNMENT SECURITIES
                (COST $1,169,666)                                                                 1,115,089
                                                                                             --------------

ASSET-BACKED SECURITIES (6.2%)
    483,279   Banc of America Commercial Mortgage Inc., Ser. 2005-1,
                Class A1, 4.36%, due 11/10/42                                           AAA         479,991
    550,000   Capital Auto Receivables Asset Trust, Ser. 2004-2, Class A3,
                3.58%, due 1/15/09                                                 Aaa  AAA         539,569
    360,000   Chase Funding Mortgage Loan, Ser. 2003-6, Class 1A3,
                3.34%, due 5/25/26                                                 Aaa  AAA         353,630
    590,000   Chase Manhattan Auto Owner Trust, Ser. 2003-C, Class A4,
                2.94%, due 6/15/10                                                 Aaa  AAA         575,960
    425,000   Ford Credit Auto Owner Trust, Ser. 2005-A, Class A3, 3.48%,
                due 11/15/08                                                       Aaa  AAA         419,628
    200,000   John Deere Owner Trust, Ser. 2005-A, Class A3, 3.98%,
                due 6/15/09                                                        Aaa  AAA         197,511
    700,000   MBNA Credit Card Master Note Trust, Ser. 2002-A1,
                Class A1, 4.95%, due 6/15/09                                       Aaa  AAA         701,734

See Notes to Schedule of Investments

                                                                               RATING ^^^
PRINCIPAL AMOUNT                                                             MOODY'S  S&P      MARKET VALUE +
$   425,000   Nissan Auto Receivables Owner Trust, Ser. 2005-A,
                Class A3, 3.54%, due 10/15/08                                    Aaa    AAA         418,992
    180,000   Nomura Asset Acceptance Corp., Ser. 2005-S3,
                Class AIO, 20.00%, Interest Only Security due 8/25/35            Aaa    AAA          37,273
  1,214,000   Nomura Asset Acceptance Corp., Ser. 2005-S4,
                 Class AIO, 20.00%, Interest Only Security due 10/25/35          Aaa    AAA         279,029
    370,000   Saxon Asset Securities Trust, Ser. 2004-2, Class AF2,
                4.15%, due 8/25/35                                               Aaa    AAA         366,630
    200,000   USAA Auto Owner Trust, Ser. 2005-1, Class A3, 3.90%,
                due 7/15/09                                                      Aaa    AAA         197,708
                                                                                             --------------
              TOTAL ASSET-BACKED SECURITIES
                (COST $4,632,691)                                                                 4,567,655
                                                                                             --------------

REPURCHASE AGREEMENTS (0.1%)
    105,000   State Street Bank and Trust Co. Repurchase Agreement,
                3.20%, due 1/3/06, dated 12/30/05, Maturity Value
                $105,037, Collateralized by $110,000 Fannie Mae,
                5.00%, due 01/15/07
                (Collateral Value $112,779)
                (COST $105,000)                                                                     105,000#
                                                                                             --------------

NUMBER OF SHARES
SHORT-TERM INVESTMENTS (1.0%)
    648,601   Neuberger Berman Securities Lending Quality Fund, LLC                                 648,601++
     92,995   Neuberger Berman Prime Money Fund Trust Class                                          92,995@
                                                                                             --------------

              TOTAL SHORT-TERM INVESTMENTS
                (COST $741,596)                                                                     741,596#
                                                                                             --------------
              TOTAL INVESTMENTS (101.0%)
                (COST $58,058,495)                                                               74,447,912##
              Liabilities, less cash, receivables and other assets [(1.0%)]                        (729,794)
                                                                                             --------------
              TOTAL NET ASSETS (100.0%)                                                      $   73,718,118
                                                                                             --------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS BALANCED PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Balanced Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; equity securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Investments in debt securities by the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2005, the cost of investments for U.S. Federal income tax purposes was $58,282,873. Gross unrealized appreciation of investments was $16,945,904 and gross unrealized depreciation of investments was $780,865, resulting in net unrealized appreciation of $16,165,039 based on cost for U.S. Federal income tax purposes.

*    Non-income producing security.


** Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and are deemed liquid. At December 31, 2005, these securities amounted to $910,661 or 1.2% of net assets for the Fund.

*** Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of December 31, 2005.

^^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

^ Principal amount is stated in the currency in which the security is denominated.

    EUR = Euro Currency

^^^ Credit ratings are unaudited.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                        BALANCED
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                             PORTFOLIO
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                                         $   73,706,316
     Affiliated issuers                                                                                  741,596
----------------------------------------------------------------------------------------------------------------
                                                                                                      74,447,912
     Cash                                                                                                  8,333
     Foreign currency                                                                                        838
     Dividends and interest receivable                                                                   233,292
     Net receivable for forward currency exchange contracts (Note C)                                      22,188
     Receivable for Fund shares sold                                                                      27,282
     Receivable for securities lending income (Note A)                                                     3,789
     Prepaid expenses and other assets                                                                     1,386
----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                          74,745,020
----------------------------------------------------------------------------------------------------------------
LIABILITIES
     Payable for collateral on securities loaned (Note A)                                                648,601
     Payable for securities purchased                                                                    263,512
     Payable for Fund shares redeemed                                                                      5,284
     Payable to investment manager--net (Notes A & B)                                                     34,743
     Payable to administrator (Note B)                                                                    18,953
     Payable for securities lending fees (Note A)                                                            824
     Accrued expenses and other payables                                                                  54,985
----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                      1,026,902
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                               $   73,718,118
----------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
     Paid-in capital                                                                              $   93,988,862
     Undistributed net investment income (loss)                                                          585,557
     Accumulated net realized gains (losses) on investments                                          (37,267,638)
     Net unrealized appreciation (depreciation) in value of investments                               16,411,337
     -----------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                               $   73,718,118
----------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                                      7,075,137
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                          $        10.42
----------------------------------------------------------------------------------------------------------------
+SECURITIES ON LOAN, AT MARKET VALUE:
     Unaffiliated issuers                                                                         $      630,177

*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                         $   57,316,899
     Affiliated issuers                                                                                  741,596
TOTAL COST OF INVESTMENTS                                                                         $   58,058,495
----------------------------------------------------------------------------------------------------------------
TOTAL COST OF FOREIGN CURRENCY                                                                    $          826
----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS

                                                                                                        BALANCED
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                             PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Interest income--unaffiliated issuers                                                             $      956,596
Income from investments in affiliated issuers (Note F)                                                    11,574
Dividend income--unaffiliated issuers                                                                    182,135
----------------------------------------------------------------------------------------------------------------
Income from securities loaned--(affiliated issuers $15,399) (Notes A & F)                                 17,408
Foreign taxes withheld                                                                                      (770)
----------------------------------------------------------------------------------------------------------------
Total income                                                                                           1,166,943
----------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment management fee (Notes A & B)                                                                  416,575
Administration fee (Note B)                                                                              227,222
Audit fees                                                                                                38,385
Custodian fees (Note B)                                                                                   93,270
Insurance expense                                                                                          3,955
Legal fees                                                                                                15,902
Registration and filing fees                                                                              21,817
Shareholder reports                                                                                       10,308
Shareholder servicing agent fees                                                                           2,950
Trustees' fees and expenses                                                                               29,652
Miscellaneous                                                                                              2,958
----------------------------------------------------------------------------------------------------------------
Total expenses                                                                                           862,994
Investment management fee waived (Note A)                                                                   (358)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)           (7,891)
----------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                       854,745
----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                             312,198
----------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
        Sales of investment securities of unaffiliated issuers                                         3,437,402
        Foreign currency                                                                                 133,099
Change in net unrealized appreciation (depreciation) in value of:
        Unaffiliated investment securities                                                             2,532,385
        Foreign currency                                                                                  34,044
        --------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                         6,136,930
----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   $    6,449,128
----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                            BALANCED PORTFOLIO
                                                                       ----------------------------
                                                                               YEAR            YEAR
                                                                              ENDED           ENDED
                                                                       DECEMBER 31,    DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                     2005            2004
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)                                           $    312,198    $    459,923
Net realized gain (loss) on investments                                   3,570,501       3,240,524
Change in net unrealized appreciation (depreciation) of investments       2,566,429       3,477,455
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           6,449,128       7,177,902
---------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                                      (711,567)       (989,988)
---------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                 4,349,994       6,616,445
Proceeds from reinvestment of dividends and distributions                   711,567         989,988
Payments for shares redeemed                                            (18,199,227)    (17,621,711)
---------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                    (13,137,666)    (10,015,278)
---------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                                    (7,400,105)     (3,827,364)

NET ASSETS:
Beginning of year                                                        81,118,223      84,945,587
---------------------------------------------------------------------------------------------------
End of year                                                            $ 73,718,118    $ 81,118,223
---------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year              $    585,557    $    396,913
---------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS BALANCED PORTFOLIO

    NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Balanced Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

    The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of market discount on long-term bonds and short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2005 was $208.

5 FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund until the contractual settlement date. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

6 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on December 31, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, and amortization of bond premium, were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

    The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

       DISTRIBUTIONS PAID FROM:

                          ORDINARY INCOME                         TOTAL
                       2005             2004             2005               2004
                $   711,567      $   989,988      $   711,567        $   989,988

    As of December 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                  UNREALIZED             LOSS
              UNDISTRIBUTED     APPRECIATION    CARRYFORWARDS
            ORDINARY INCOME   (DEPRECIATION)    AND DEFERRALS              TOTAL
            $       585,557    $  16,164,776   $  (37,021,077)    $  (20,270,744)

    The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, mark to market on certain forward foreign currency contracts, and amortization of bond premium.

    To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2005, the Fund had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:

                                                 EXPIRING IN:
                                                         2009               2010
                                                $  23,287,066      $  13,734,011

    During the year ended December 31, 2005, the Fund utilized capital loss carryforwards of $3,180,628.

7 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

8 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

9 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

10 FINANCIAL FUTURES CONTRACTS: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

    Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

    For U.S. Federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

    During the year ended December 31, 2005, the Fund did not enter into any financial futures contracts.

11 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Neuberger Agreement") on July 1, 2004 with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acted as the Fund's lending agent. Under the Neuberger Agreement, Neuberger guaranteed a certain amount of revenue to the Fund and received any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended December 31, 2005, Neuberger received revenue under the Neuberger Agreement of $3,047.

    Effective September 13, 2005, the Fund entered into new securities lending arrangements using a third party, eSecLending, to secure bids. Pursuant to such arrangements, eSecLending currently acts as agent for the Fund arranging principals to guarantee a certain amount of revenue to the Fund.

    Under the Neuberger Agreement and the new securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

    Income from the lending program represents income earned on the cash collateral and the guaranteed amount, less fees and expenses associated with the loans. These amounts are reflected in the Statement of Operations under the caption "Income from securities loaned (affiliated issuers)."

12 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

13   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2005, management fees waived under this Arrangement amounted to $358 and is reflected in the Statement of Operations under the caption "Investment management fee waived." For the year ended December 31, 2005, income earned under this Arrangement amounted to $11,574 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

14 DOLLAR ROLLS: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

15 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund.

     Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2005, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2005, there was no reimbursement to Management under this agreement. At December 31, 2005, the Fund has no contingent liability to Management under this agreement.

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended December 31, 2005, the impact of this arrangement was a reduction of expenses of $6,603.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2005, the impact of this arrangement was a reduction of expenses of $1,288.

     NOTE C--SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds of sales and maturities of long-term securities (excluding financial futures contracts and foreign currency contracts) for the year ended December 31, 2005 were as follows:

                                                                                    SALES AND MATURITIES
                       PURCHASES OF   PURCHASES EXCLUDING   SALES AND MATURITIES               EXCLUDING
                    U.S. GOVERNMENT       U.S. GOVERNMENT     OF U.S. GOVERNMENT     U.S. GOVERNMENT AND
                         AND AGENCY            AND AGENCY             AND AGENCY                  AGENCY
                        OBLIGATIONS           OBLIGATIONS            OBLIGATIONS             OBLIGATIONS
                    $    16,889,861   $        44,276,481   $         24,452,393    $         49,747,946

     During the year ended December 31, 2005, brokerage commissions on securities transactions amounted to $84,629, of which Neuberger received $141, Lehman received $13,173, and other brokers received $71,315.

     During the year ended December 31, 2005, the Fund entered into various contracts to deliver currencies at specified future dates. At December 31, 2005, open contracts were as follows:

                       CONTRACTS TO     IN EXCHANGE    SETTLEMENT                   NET UNREALIZED
     SELL                   DELIVER             FOR          DATE           VALUE     APPRECIATION
     Euro Dollar       961,000  EUR   $   1,161,455       1/19/06   $   1,139,267   $       22,188

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the years ended December 31, 2005 and December 31, 2004 was as follows:

                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                                                   2005               2004
     SHARES SOLD                                                                444,671            728,457
     SHARES ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS                73,433            110,613
     SHARES REDEEMED                                                         (1,859,982)        (1,933,718)
                                                                           ------------     --------------

     TOTAL                                                                   (1,341,878)        (1,094,648)
                                                                           ------------     --------------

     NOTE E--LINE OF CREDIT:

     At December 31, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2005. During the year ended December 31, 2005, the Fund did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                       INCOME FROM
                                                                                                       INVESTMENTS
                              BALANCE OF                                  BALANCE OF                            IN
                                  SHARES                        GROSS         SHARES                    AFFILIATED
                                    HELD           GROSS        SALES           HELD          VALUE        ISSUERS
                            DECEMBER 31,       PURCHASES          AND   DECEMBER 31,   DECEMBER 31,    INCLUDED IN
     NAME OF ISSUER                 2004   AND ADDITIONS   REDUCTIONS           2005           2005   TOTAL INCOME
     Neuberger Berman
     Securities Lending
     Quality Fund, LLC**       2,965,200      86,957,848   89,274,447        648,601   $    648,601   $     15,399

     Neuberger Berman
     Prime Money Fund
     Trust Class***              368,172      17,764,567   18,039,744         92,995         92,995         11,574
                                                                                       ------------   ------------
     TOTAL                                                                             $    741,596   $     26,973
                                                                                       ============   ============

     *    Affiliated issuers, as defined in the 1940 Act.

     ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board. Because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

     *** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

FINANCIAL HIGHLIGHTS BALANCED PORTFOLIO

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

                                                                    YEAR ENDED DECEMBER 31,
                                                    --------------------------------------------------------
                                                        2005        2004        2003        2002        2001
NET ASSET VALUE, BEGINNING OF YEAR                  $   9.64    $   8.93    $   7.81    $   9.66    $  17.28
                                                    --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)^^                           .04         .05         .07         .12         .22*
NET GAINS OR LOSSES ON SECURITIES
  (BOTH REALIZED AND UNREALIZED)                         .84         .77        1.20       (1.75)      (2.27)*
                                                    --------    --------    --------    --------    --------
TOTAL FROM INVESTMENT OPERATIONS                         .88         .82        1.27       (1.63)      (2.05)
                                                    --------    --------    --------    --------    --------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                   (.10)       (.11)       (.15)       (.22)       (.28)
NET CAPITAL GAINS                                         --          --          --          --       (5.29)
                                                    --------    --------    --------    --------    --------
TOTAL DISTRIBUTIONS                                     (.10)       (.11)       (.15)       (.22)      (5.57)
                                                    --------    --------    --------    --------    --------
NET ASSET VALUE, END OF YEAR                        $  10.42    $   9.64    $   8.93    $   7.81    $   9.66
                                                    --------    --------    --------    --------    --------
TOTAL RETURN++                                         +9.18%      +9.31%     +16.28%     -17.15%     -13.36%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)               $   73.7    $   81.1    $   84.9    $   80.5    $  112.0
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#          1.14%       1.10%       1.12%       1.12%       1.07%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS^            1.13%       1.09%       1.11%       1.12%       1.07%
RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                                     .41%        .56%        .82%       1.37%       2.10%*
PORTFOLIO TURNOVER RATE                                   82%        110%        121%        106%         88%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS BALANCED PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

^^ Calculated based on the average number of shares outstanding during each fiscal period.

^ After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                                      YEAR ENDED DECEMBER 31,
                                                  2005         2004         2003
                                                  1.13%        1.09%        1.11%

* For fiscal years ending after December 31, 2000, funds are required by the American Institute of Certified Public Accountants to amortize premiums and discounts on fixed income securities. Accordingly, for the year ended December 31, 2001, the per share amounts and ratios shown decreased or increased as follows:

                                                                             YEAR ENDED DECEMBER 31,
                                                                                                2001
               Net Investment Income                                                           (.004)
               Net Gains or Losses on Securities                                                .004
               Ratio of Net Investment Income to Average Net Assets                             (.04%)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Balanced Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                             /s/ Ernst & Young LLP


Boston, Massachusetts
February 10, 2006

TRUSTEES AND OFFICERS

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling
(800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                               POSITION AND                                       FUND COMPLEX
                              LENGTH OF TIME                                      OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)     SERVED (2)      PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon (75)              Trustee since   Consultant. Formerly, Chairman,         48          Independent Trustee or Director
                              2000            CDC Investment Advisers                             of three series of Oppenheimer
                                              (registered investment                              Funds: Limited Term New York
                                              adviser), 1993 to January 1999;                     Municipal Fund, Rochester Fund
                                              formerly, President and Chief                       Municipals, and Oppenheimer
                                              Executive Officer, AMA                              Convertible Securities Fund,
                                              Investment Advisors, an                             since 1992.
                                              affiliate of the American
                                              Medical Association.

Faith Colish (70)             Trustee since   Counsel, Carter Ledyard &               48          Director, American Bar
                              1984            Milburn LLP (law firm) since                        Retirement Association (ABRA)
                                              October 2002; formerly,                             since 1997 (not-for-profit
                                              Attorney-at-Law and President,                      membership association).
                                              Faith Colish, A Professional
                                              Corporation, 1980 to 2002.

C. Anne Harvey (68)           Trustee since   Consultant, C.A. Harvey                 48          President, Board of Associates
                              1998            Associates since June 2001;                         to The National Rehabilitation
                                              formerly, Director, AARP, 1978                      Hospital's Board of Directors
                                              to December 2001.                                   since 2002; formerly, Member,
                                                                                                  Individual Investors Advisory
                                                                                                  Committee to the New York Stock
                                                                                                  Exchange Board of Directors,
                                                                                                  1998 to June 2002; formerly,
                                                                                                  Member, American Savings
                                                                                                  Education Council's Policy Board
                                                                                                  (ASEC), 1998 to 2000; formerly,
                                                                                                  Member, Executive Committee,
                                                                                                  Crime Prevention Coalition of
                                                                                                  America, 1997 to 2000.

Barry Hirsch (72)             Trustee since   Attorney-at-Law; formerly,              48          None.
                              2000            Senior Counsel, Loews
                                              Corporation (diversified
                                              financial corporation), May
                                              2002 to April 2003; formerly,
                                              Senior Vice President,
                                              Secretary and General Counsel,
                                              Loews Corporation.

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                               POSITION AND                                       FUND COMPLEX
                              LENGTH OF TIME                                      OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)     SERVED (2)      PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (78)         Trustee since   Marcus Nadler Professor                 48          Director, The Caring Community
                              2000            Emeritus of Finance and                             (not-for-profit); formerly,
                                              Economics, New York University                      Director, DEL Laboratories, Inc.
                                              Stern School of Business;                           (cosmetics and pharmaceuticals),
                                              formerly, Executive                                 1978 to 2004; formerly,
                                              Secretary-Treasurer, American                       Director, Apple Bank for
                                              Finance Association, 1961 to                        Savings, 1979 to 1990; formerly,
                                              1979.                                               Director, Western Pacific
                                                                                                  Industries, Inc., 1972 to 1986
                                                                                                  (public company).

Howard A. Mileaf (69)         Trustee since   Retired; formerly, Vice                 48          Director, WHX Corporation
                              1999            President and Special Counsel,                      (holding company) since August
                                              WHX Corporation (holding                            2002; Director, Webfinancial
                                              company), 1993 to 2001.                             Corporation (holding company)
                                                                                                  since December 2002; Director,
                                                                                                  State Theatre of New Jersey
                                                                                                  (not-for-profit theater) since
                                                                                                  2000; formerly, Director, Kevlin
                                                                                                  Corporation (manufacturer of
                                                                                                  microwave and other products).

Edward I. O'Brien (77)        Trustee since   Formerly, Member, Investment            48          Director, Legg Mason, Inc.
                              2000            Policy Committee, Edward Jones,                     (financial services holding
                                              1993 to 2001; President,                            company) since 1993; formerly,
                                              Securities Industry Association                     Director, Boston Financial Group
                                              ("SIA") (securities industry's                      (real estate and tax shelters),
                                              representative in government                        1993 to 1999.
                                              relations and regulatory
                                              matters at the federal and
                                              state levels), 1974 to 1992;
                                              Adviser to SIA, November 1992
                                              to November 1993.

William E. Rulon (73)         Trustee since   Retired; formerly, Senior Vice          48          Director, Pro-Kids Golf and
                              2000            President, Foodmaker, Inc.                          Learning Academy (teach golf and
                                              (operator and franchiser of                         computer usage to "at risk"
                                              restaurants) until January                          children) since 1998; formerly,
                                              1997.                                               Director, Prandium, Inc.
                                                                                                  (restaurants), March 2001 to
                                                                                                  July 2002.

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                               POSITION AND                                       FUND COMPLEX
                              LENGTH OF TIME                                      OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)     SERVED (2)      PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (74)        Trustee since   Founding General Partner,               48          Director, Capital Cash
                              2000            Oxford Partners and Oxford                          Management Trust (money market
                                              Bioscience Partners (venture                        fund), Naragansett Insured
                                              capital partnerships) and                           Tax-Free Income Fund, Rocky
                                              President, Oxford Venture                           Mountain Equity Fund, Prime Cash
                                              Corporation.                                        Fund, several private companies
                                                                                                  and QuadraMed Corporation
                                                                                                  (NASDAQ).

Tom D. Seip (56)              Trustee since   General Partner, Seip                   48          Director, H&R Block, Inc.
                              2000; Lead      Investments LP (a private                           (financial services company)
                              Independent     investment partnership);                            since May 2001; Director,
                              Trustee         formerly, President and CEO,                        Forward Management, Inc. (asset
                              beginning       Westaff, Inc. (temporary                            management company) since 2001;
                              2006            staffing), May 2001 to January                      formerly, Director, General
                                              2002; formerly, Senior                              Magic (voice recognition
                                              Executive at the Charles Schwab                     software), 2001 to 2002;
                                              Corporation, 1983 to 1999,                          formerly, Director, E-Finance
                                              including Chief Executive                           Corporation (credit decisioning
                                              Officer, Charles Schwab                             services), 1999 to 2003;
                                              Investment Management, Inc. and                     formerly, Director,
                                              Trustee, Schwab Family of Funds                     Save-Daily.com (micro investing
                                              and Schwab Investments, 1997 to                     services), 1999 to 2003;
                                              1998, and Executive Vice                            formerly, Director, Offroad
                                              President-Retail Brokerage,                         Capital Inc. (private internet
                                              Charles Schwab Investment                           commerce company), 1999 to 2002.
                                              Management, 1994 to 1997.

Candace L. Straight (58)      Trustee since   Private investor and consultant         48          Director, The Proformance
                              1999            specializing in the insurance                       Insurance Company (personal
                                              industry; formerly, Advisory                        lines property and casualty
                                              Director, Securitas Capital LLC                     insurance company) since March
                                              (a global private equity                            2004; Director, Providence
                                              investment firm dedicated to                        Washington (property and
                                              making investments in the                           casualty insurance company)
                                              insurance sector), 1998 to                          since December 1998; Director,
                                              December 2002.                                      Summit Global Partners
                                                                                                  (insurance brokerage firm) since
                                                                                                  October 2000.

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                               POSITION AND                                       FUND COMPLEX
                              LENGTH OF TIME                                      OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)     SERVED (2)      PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (61)           Trustee since   Regional Manager for Atlanta            48          None.
                              1984            Region, Ford Motor Credit
                                              Company since August 1997;
                                              formerly, President, Ford Life
                                              Insurance Company, April 1995
                                              to August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (65)          President and   Executive Vice President and            48          Director, Dale Carnegie and
                              Trustee since   Chief Investment Officer,                           Associates, Inc. (private
                              2002            Neuberger Berman Inc. (holding                      company) since 1998; Director,
                                              company) since 2002 and 2003,                       Emagin Corp. (public company)
                                              respectively; Managing Director                     since 1997; Director, Solbright,
                                              and Chief Investment Officer,                       Inc. (private company) since
                                              Neuberger Berman since December                     1998; Director, Infogate, Inc.
                                              2005 and 2003, respectively;                        (private company) since 1997;
                                              formerly, Executive Vice                            Director, Broadway Television
                                              President, Neuberger Berman,                        Network (private company) since
                                              December 2002 to 2005; Director                     2000.
                                              and Chairman, NB Management
                                              since December 2002; formerly,
                                              Executive Vice President,
                                              Citigroup Investments, Inc.,
                                              September 1995 to February
                                              2002; formerly, Executive Vice
                                              President, Citigroup Inc.,
                                              September 1995 to February
                                              2002.

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                               POSITION AND                                       FUND COMPLEX
                              LENGTH OF TIME                                      OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)     SERVED (2)      PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (46)        Chairman of     Executive Vice President,               48          Director and Vice President,
                              the Board,      Neuberger Berman Inc. (holding                      Neuberger & Berman Agency, Inc.
                              Chief           company) since 1999; Head of                        since 2000; formerly, Director,
                              Executive       Neuberger Berman Inc.'s Mutual                      Neuberger Berman Inc. (holding
                              Officer and     Funds Business (since 1999) and                     company), October 1999 to March
                              Trustee since   Institutional Business (1999 to                     2003; Trustee, Frost Valley
                              2000;           October 2005); responsible for                      YMCA.
                              President and   Managed Accounts Business and
                              Chief           intermediary distribution since
                              Executive       October 2005; President and
                              Officer, 1999   Director, NB Management since
                              to 2000         1999; Managing Director,
                                              Neuberger Berman since 2005;
                                              formerly, Executive Vice
                                              President, Neuberger Berman,
                                              1999 to December 2005;
                                              formerly, Principal, Neuberger
                                              Berman, 1997 to 1999; formerly,
                                              Senior Vice President, NB
                                              Management, 1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                        POSITION AND
 NAME, AGE, AND ADDRESS (1)        LENGTH OF TIME SERVED (2)                         PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------------------------------------
Andrew B. Allard (44)         Anti-Money Laundering                Senior Vice President, Neuberger Berman since 2006; Deputy
                              Compliance Officer since 2002        General Counsel, Neuberger Berman since 2004; formerly, Vice
                                                                   President, Neuberger Berman, 2000 to 2006; formerly, Associate
                                                                   General Counsel, Neuberger Berman, 1999 to 2004; formerly,
                                                                   Associate General Counsel, NB Management, 1994 to 1999;
                                                                   Anti-Money Laundering Compliance Officer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002, three since 2003, four since 2004 and one since 2005).

Michael J. Bradler (36)       Assistant Treasurer since 2005       Vice President, Neuberger Berman since 2006; Employee, NB
                                                                   Management since 1997; Assistant Treasurer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005).

Claudia A. Brandon (49)       Secretary since 1985                 Vice President-Mutual Fund Board Relations, NB Management since
                                                                   2000 and Assistant Secretary since 2004; Vice President,
                                                                   Neuberger Berman since 2002 and Employee since 1999; formerly,
                                                                   Vice President, NB Management, 1986 to 1999; Secretary, fifteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004 and one since
                                                                   2005).

Robert Conti (49)             Vice President since 2000            Senior Vice President, Neuberger Berman since 2003; formerly,
                                                                   Vice President, Neuberger Berman, 1999 to 2003; Senior Vice
                                                                   President, NB Management since 2000; formerly, Controller, NB
                                                                   Management, 1994 to 1996; formerly, Treasurer, NB Management,
                                                                   1996 to 1999; Vice President, fifteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004 and one since 2005).

                                        POSITION AND
 NAME, AGE, AND ADDRESS (1)        LENGTH OF TIME SERVED (2)                         PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------------------------------------
Brian J. Gaffney (52)         Vice President since 2000            Managing Director, Neuberger Berman since 1999; Senior Vice
                                                                   President, NB Management since 2000; formerly, Vice President,
                                                                   NB Management, 1997 to 1999; Vice President, fifteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004 and one since 2005).

Maxine L. Gerson (55)         Chief Legal Officer since 2005       Senior Vice President, Neuberger Berman since 2002; Deputy
                              (only for purposes of sections 307   General Counsel and Assistant Secretary, Neuberger Berman since
                              and 406 of the Sarbanes-Oxley Act    2001; formerly, Vice President, Neuberger Berman, 2001 to 2002;
                              of 2002)                             formerly, Associate General Counsel, Neuberger Berman, 2001;
                                                                   formerly, Counsel, Neuberger Berman, 2000; Secretary and
                                                                   General Counsel, NB Management since 2004.

Sheila R. James (40)          Assistant Secretary since 2002       Employee, Neuberger Berman since 1999; formerly, Employee, NB
                                                                   Management, 1991 to 1999; Assistant Secretary, fifteen
                                                                   registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002, three since 2003, four since 2004 and one since 2005).

Kevin Lyons (50)              Assistant Secretary since 2003       Employee, Neuberger Berman since 1999; formerly, Employee, NB
                                                                   Management, 1993 to 1999; Assistant Secretary, fifteen
                                                                   registered investment companies for which NB Management acts as investment manager and administrator (ten since 2003, four since 2004 and one since 2005).

John M. McGovern (36)         Treasurer and Principal Financial    Vice President, Neuberger Berman since 2004; Employee, NB
                              and Accounting Officer since 2005;   Management since 1993; Treasurer and Principal Financial and
                              prior thereto, Assistant Treasurer   Accounting Officer, fifteen registered investment companies for
                              since 2002                           which NB Management acts as investment manager and
                                                                   administrator (fifteen since 2005); formerly, Assistant
                                                                   Treasurer, fifteen registered investment companies for which NB
                                                                   Management acts as investment manager and administrator, 2002 to 2005.

                                        POSITION AND
 NAME, AGE, AND ADDRESS (1)        LENGTH OF TIME SERVED (2)                         PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------------------------------------
Frank Rosato (35)             Assistant Treasurer since 2005       Vice President, Neuberger Berman since 2006; Employee, NB
                                                                   Management since 1995; Assistant Treasurer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005).

Frederic B. Soule (59)        Vice President since 2000            Senior Vice President, Neuberger Berman since 2003; formerly,
                                                                   Vice President, Neuberger Berman, 1999 to 2003; formerly, Vice
                                                                   President, NB Management, 1995 to 1999; Vice President, fifteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004 and one since
                                                                   2005).

Chamaine Williams (35)        Chief Compliance Officer since 2005  Vice President, Lehman Brothers Inc. since 2003; Chief
                                                                   Compliance Officer, fifteen registered investment companies for which NB Management acts as investment manager and
                                                                   administrator (fifteen since 2005); Chief Compliance Officer,
                                                                   Lehman Brothers Asset Management Inc. since 2003; Chief
                                                                   Compliance Officer, Lehman Brothers Alternative Investment
                                                                   Management LLC since 2003; formerly, Vice President, UBS Global
                                                                   Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset
                                                                   Management, a wholly-owned subsidiary of PaineWebber Inc.),
                                                                   1997-2003.

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 21, 2005, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Balanced Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services to be provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered, with respect to the Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated a report from Management and Neuberger that addressed specific factors designed to inform the Board's consideration of these and other issues. The Board also retained an independent consultant to provide additional data.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman provide, and has reviewed studies by independent firms engaged to review and evaluate the quality of brokerage execution received by the Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the short-, intermediate- and long-term performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered long-term performance in relation to the degree of risk undertaken by the portfolio managers. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board received a detailed report from an independent consultant that compares the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered the range and average of the management fees and expense ratios of the peer group. The Board noted that the Fund's actual management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group median. In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for the Fund.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no comparable sub-advised funds or separate accounts.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent expert review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Fund was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

ANNUAL REPORT
DECEMBER 31, 2005

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN
ADVISERS
MANAGEMENT
TRUST

FASCIANO
PORTFOLIO

D0081 02/06

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2005

FASCIANO PORTFOLIO Manager's Commentary

     In 2005, despite the vibrant economy and impressive corporate earnings growth, small-cap stocks made only modest progress against a headwind created by expensive energy and an extended Federal Reserve tightening cycle. For the first time in the last seven years, large-cap stocks outperformed small-caps, with the Russell 1000 returning 6.27% versus the Russell 2000's 4.55% gain. The Neuberger Berman Advisers Management Trust
     (AMT) Fasciano Portfolio delivered positive returns in 2005 but trailed its Russell benchmark by a small margin. This modest shortfall was due largely to the lagging performance of the Portfolio's Energy and Consumer Discretionary holdings.

     The Portfolio's Industrial holdings had the most positive impact on performance in 2005, with repair and maintenance equipment distributor MSC Industrial Direct and engineering and construction company Chicago Bridge and Iron appearing on our top-ten performance list. Financial sector investments, most notably property and casualty insurer HCC Insurance Holdings and municipal bond insurer Assured Guaranty LTD, also excelled. The Portfolio's Energy investments contributed substantially to absolute returns. However, because the oil services stocks we favored substantially underperformed exploration and production companies, the Portfolio's Energy sector returns lagged the benchmark's Energy component by a wide margin. The Portfolio benefited from the takeover of two holdings -- specialty pharmaceuticals distributor Priority Healthcare by Express Scripts, and water filtration equipment manufacturer CUNO by 3M.

     Consumer Discretionary sector investments had the most negative impact on absolute returns. The Portfolio was overweight Consumer Discretionary stocks and substantial declines in newspaper publishers Journal Register and Journal Communications, and decorative candle maker Blythe resulted in negative returns in this sector. The Portfolio also had negative returns in the Information Technology sector, with longtime holding Plantronics, the world leader in communications headsets, selling off sharply. Although the Portfolio had modest exposure to the Materials sector, the poor performance of cobalt- and nickel-based specialty chemicals producer OM Group was a significant drag on returns. We have eliminated the Portfolio's positions in Blythe and OM Group.

     Looking ahead, we feel positive about the economy and the stock market. Economic growth may slow a bit in 2006 as Fed rate hikes finally take hold and corporate earnings gains may not be quite as impressive. However, 3%-3.5% GDP growth and high single-digit percentage earnings gains could provide traction for stocks, especially if the Federal Reserve shifts into neutral and market interest rates remain low.

     Recently, we have heard considerable discussion about the relative merits of small- and large-cap stocks. The consensus seems to be that, after materially outperforming large-cap stocks for six years, small-caps may have entered what could be a prolonged period of underperformance relative to large-caps. Certainly based on price/earnings, price/book, and price/earnings over earnings-per-share-growth ratios, the valuation gap between the two groups has narrowed considerably. However, we note that small-cap companies are still less widely followed by Wall Street analysts and the investment community in general. This presents the opportunity to identify compelling investment opportunities ahead of the crowd.

     We look for small companies with stable earnings, strong free cash flow growth, solid financials, strong business franchises and market leading products or services, ideally in businesses that have high barriers to new competition. This translates into a Portfolio that consistently has an earnings growth rate in line with the Russell 2000, an above benchmark return on equity and a below benchmark price/earnings ratio. While we do not expect our Portfolio to outperform its benchmark every quarter or even every year, we are confident that, over the longer term, buying high quality small growth companies at below-market-average valuations will produce superior returns.

     Sincerely,

                              /s/ MICHAEL FASCIANO
                                MICHAEL FASCIANO
                                PORTFOLIO MANAGER

AVERAGE ANNUAL TOTAL RETURN(1)

                                             FASCIANO
                                            PORTFOLIO   RUSSELL 2000(R)(2)
1 YEAR                                           2.82%                4.55%
LIFE OF FUND                                    10.79%               16.25%
--------------------------------------------------------------------------
INCEPTION DATE                             07/12/2002

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

[CHART]

COMPARISON OF A $10,000 INVESTMENT

                       FASCIANO
                      PORTFOLIO  RUSSELL 2000(R)
7/12/2002             $  10,000  $        10,000
12/31/2002            $   9,920  $         9,264
6/30/2003             $  10,670  $        10,921
12/31/2003            $  12,406  $        13,642
6/30/2004             $  13,097  $        14,565
12/31/2004            $  13,880  $        16,143
6/30/2005             $  13,458  $        15,941
12/31/2005            $  14,282  $        16,878

VALUE AS OF 12/31/05

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Banking & Financial                                                          2.8%
Basic Materials                                                              0.6
Biotechnology                                                                0.9
Building, Construction & Furnishing                                          0.4
Business Services                                                            8.2
Chemicals                                                                    0.9
Consumer Discretionary                                                       0.3
Consumer Products & Services                                                 0.9
Cosmetics                                                                    1.0
Defense                                                                      0.6
Distributor                                                                  4.7
Education                                                                    0.7
Electrical & Electronics                                                     1.2
Entertainment                                                                1.4
Filters                                                                      1.6
Financial Services                                                           4.0
Health Products & Services                                                   7.6
Heavy Industry                                                               1.1
Home Builders                                                                1.1
Industrial & Commercial Products                                             3.3
Insurance                                                                    5.1
Internet                                                                     1.1
Machinery & Equipment                                                        4.9
Manufacturing                                                                0.7
Materials                                                                    1.2
Metals                                                                       0.0
Office                                                                       1.0
Oil & Gas                                                                    0.5
Oil Services                                                                 6.0
Publishing & Broadcasting                                                    7.3
Restaurants                                                                  1.5
Retail                                                                       1.2
Semiconductors                                                               1.1
Technology                                                                   4.2
Transportation                                                               5.6
Waste Management                                                             3.4
Short-Term Investments                                                      13.1
Liabilities, less cash, receivables and other assets                        (1.2)

ENDNOTES

     1. 2.82% and 10.79% were the average annual total returns for the 1-year and since inception (07/12/02) periods ended December 31, 2005. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the portfolio.

     2. The Russell 2000(R) Index is an unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization), representing approximately 8% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $128 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

        The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

        The composition, industries and holdings of the Portfolio are subject to change.

        Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

        (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

             ACTUAL EXPENSES AND PERFORMANCE:   The first section of the table provides information
                                                about actual account values and actual expenses in
                                                dollars, based on the fund's actual performance during
                                                the period. You may use the information in this line,
                                                together with the amount you invested, to estimate the
                                                expenses you paid over the period. Simply divide your
                                                account value by $1,000 (for example, an $8,600 account
                                                value divided by $1,000 = 8.6), then multiply the result
                                                by the number in the first section of the table under
                                                the heading entitled "Expenses Paid During the Period"
                                                to estimate the expenses you paid over the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides information
                                                about hypothetical account values and hypothetical
                                                expenses based on the fund's actual expense ratio and an
                                                assumed rate of return at 5% per year before expenses.
                                                This return is not the fund's actual return. The
                                                hypothetical account values and expenses may not be used
                                                to estimate the actual ending account balance or
                                                expenses you paid for the period. You may use this
                                                information to compare the ongoing costs of investing in
                                                this fund versus other funds. To do so, compare the
                                                expenses shown in this 5% hypothetical example with the
                                                5% hypothetical examples that appear in the shareholder
                                                reports of other funds.

EXPENSE INFORMATION As of 12/31/05 (Unaudited)

     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FASCIANO PORTFOLIO

                       BEGINNING         ENDING       EXPENSES PAID
     ACTUAL        ACCOUNT VALUE  ACCOUNT VALUE  DURING THE PERIOD*
     CLASS S       $       1,000  $    1,061.20  $             7.22

     HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**

     CLASS S       $       1,000  $    1,018.20  $             7.07

   * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

  ** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS Fasciano Portfolio

   NUMBER OF SHARES                                     MARKET VALUE+
   COMMON STOCKS (88.1%)

   BANKING & FINANCIAL (2.8%)
      6,970    Boston Private
                 Financial Holdings                   $         212,027
      3,500    Wilshire Bancorp                                  60,165
      4,520    Wintrust Financial                               248,148
                                                      -----------------
                                                                520,340

   BASIC MATERIALS (0.6%)
      5,720    AMCOL International                              117,374

   BIOTECHNOLOGY (0.9%)
      3,160    Techne Corp.                                     177,434*

   BUILDING, CONSTRUCTION & FURNISHING (0.4%)
      3,700    Interline Brands                                  84,175*

   BUSINESS SERVICES (8.2%)
     11,410    G & K Services                                   447,842
     11,000    Korn/Ferry International                         205,590*
      9,300    Navigant Consulting                              204,414*
      4,930    Ritchie Bros. Auctioneers                        208,293
     16,865    Rollins, Inc.                                    332,409
      5,760    Watson Wyatt & Co.                               160,704
                                                      -----------------
                                                              1,559,252

   CHEMICALS (0.9%)
      8,200    Rockwood Holdings                                161,786*

   CONSUMER DISCRETIONARY (0.3%)
      1,500    RC2 Corp.                                         53,280*

   CONSUMER PRODUCTS & SERVICES (0.9%)
      5,542    Tootsie Roll Industries                          160,330

   COSMETICS (1.0%)
      9,400   Elizabeth Arden                                   188,564*

   DEFENSE (0.6%)
      3,600    ARGON ST                                         111,528*

   DISTRIBUTOR (4.7%)
     13,960    MSC Industrial Direct                            561,471
      6,050    ScanSource, Inc.                                 330,814*
                                                      -----------------
                                                                892,285

   EDUCATION (0.7%)
      4,100    Universal Technical Institute                    126,854*

   ELECTRICAL & ELECTRONICS (1.2%)
      3,420    Daktronics, Inc.                                 101,129
      5,480    LoJack Corp.                                     132,233*
                                                      -----------------
                                                                233,362

   ENTERTAINMENT (1.4%)
      5,340    International Speedway                           255,786

   FILTERS (1.6%)
      9,900    CLARCOR Inc.                                     294,129

   FINANCIAL SERVICES (4.0%)
      2,780    FactSet Research Systems                         114,425
      4,320    Financial Federal                                192,024
      5,090    ITLA Capital                                     248,646*
      3,340    W.P. Stewart & Co.                                78,724
      4,100    World Acceptance                                 116,850*
                                                      -----------------
                                                                750,669

   HEALTH PRODUCTS & SERVICES (7.6%)
      3,900    Computer Programs and Systems          $         161,577
     31,050    Hooper Holmes                                     79,178
      3,780    ICU Medical                                      148,214*
     16,540    K-V Pharmaceutical                               340,724*
      3,800    MWI Veterinary Supply                             98,078*
     10,810    STERIS Corp.                                     270,466
     10,190    Young Innovations                                347,275
                                                      -----------------
                                                              1,445,512

   HEAVY INDUSTRY (1.1%)
      8,500    Chicago Bridge & Iron                            214,285

   HOME BUILDERS (1.1%)
      2,760    Beazer Homes USA                                 201,038

   INDUSTRIAL & COMMERCIAL PRODUCTS (3.3%)
      3,500    Actuant Corp.                                    195,300
      1,800    Middleby Corp.                                   155,700*
      8,550    Modine Manufacturing                             278,644
                                                      -----------------
                                                                629,644

   INSURANCE (5.1%)
      7,800    American Equity Investment
                 Life Holding                                   101,790
      9,100    Amerisafe, Inc.                                   91,728*
     10,900    Assured Guaranty                                 276,751
     12,750    HCC Insurance Holdings                           378,420
      3,190    Hilb, Rogal and Hamilton                         122,847
                                                      -----------------
                                                                971,536

   INTERNET (1.1%)
      4,700    j2 Global Communications                         200,878*

   MACHINERY & EQUIPMENT (4.9%)
      6,600    Bucyrus International                            347,820
      8,110    IDEX Corp.                                       333,402
      6,220    Regal-Beloit                                     220,188
      1,070    Robbins & Myers                                   21,775
                                                      -----------------
                                                                923,185

   MANUFACTURING (0.7%)
      4,800    Drew Industries                                  135,312*

   MATERIALS (1.2%)
     10,750    Spartech Corp.                                   235,963

   METALS (0.0%)
        400    RBC Bearings                                       6,500*

   OFFICE (1.0%)
      7,600    Acco Brands                                      186,200*

   OIL & GAS (0.5%)
      1,700    Berry Petroleum Class A                           97,240

   OIL SERVICES (6.0%)
      5,922    CARBO Ceramics                                   334,711
      4,980    FMC Technologies                                 213,742*
      1,700    Hydril                                           106,420*
      8,030    Offshore Logistics                               234,476*
      7,800    TETRA Technologies                               238,056*
                                                      -----------------
                                                              1,127,405

See Notes to Schedule of Investments

   NUMBER OF SHARES                                     MARKET VALUE+
   PUBLISHING & BROADCASTING (7.3%)
      4,850    Courier Corp.                          $         166,549
     18,560    Emmis Communications                             369,530*
     16,940    Journal Communications                           236,313
     18,010    Journal Register                                 269,249
      6,600    Meredith Corp.                                   345,444
                                                      -----------------
                                                              1,387,085

   RESTAURANTS (1.5%)
     16,250    Steak n Shake                                    275,438*

   RETAIL (1.2%)
      6,000    Regis Corp.                                      231,420

   SEMICONDUCTORS (1.1%)
      7,110    Cabot Microelectronics                           208,536*

   TECHNOLOGY (4.2%)
      8,200    Kanbay International                             130,298*
      5,500    Landauer, Inc.                                   253,495
     11,680    Methode Electronics                              116,450
     10,320    Plantronics, Inc.                                292,056
                                                      -----------------
                                                                792,299

   TRANSPORTATION (5.6%)
      6,350    Forward Air                                      232,727
     13,855    Heartland Express                                281,118
      5,200    Hub Group Class A                                183,820*
      8,820    Landstar System                                  368,147
                                                      -----------------
                                                              1,065,812

   WASTE MANAGEMENT (3.4%)
      7,310    Stericycle, Inc.                                 430,413*
      6,165    Waste Connections                                212,446*
                                                      -----------------
                                                                642,859

   TOTAL COMMON STOCKS
   (COST $14,613,394)                                        16,665,295
                                                      -----------------

   SHORT-TERM INVESTMENTS (13.1%)
  2,477,716    Neuberger Berman
                 Prime Money Fund
                 Trust Class
               (COST $2,477,716)                              2,477,716#@
                                                      -----------------
   TOTAL INVESTMENTS (101.2%)
   (COST $17,091,110)                                        19,143,011##
   Liabilities, less cash,
     receivables and other assets
    [(1.2%)]                                                   (221,800)
                                                      -----------------
   TOTAL NET ASSETS (100.0%)                          $      18,921,211

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS Fasciano Portfolio

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Fasciano Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

## At December 31, 2005, the cost of investments for U.S. Federal income tax purposes was $17,111,342. Gross unrealized appreciation of investments was $2,442,186 and gross unrealized depreciation of investments was $410,517, resulting in net unrealized appreciation of $2,031,669, based on cost for U.S. Federal income tax purposes.

*  Non-income producing security.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                               FASCIANO
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                    PORTFOLIO
ASSETS

   INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTES A & F)--SEE
     SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                                   $  16,665,295
-------------------------------------------------------------------------------------------------------
   Affiliated issuers                                                                         2,477,716
=======================================================================================================
                                                                                             19,143,011
   Dividends and interest receivable                                                             15,559
-------------------------------------------------------------------------------------------------------
   Receivable for securities sold                                                                15,488
   Receivable for Fund shares sold                                                               49,128
-------------------------------------------------------------------------------------------------------
   Receivable from administrator--net (Note B)                                                    1,889
=======================================================================================================
TOTAL ASSETS                                                                                 19,225,075
=======================================================================================================

LIABILITIES
   Payable for securities purchased                                                             232,060
   Payable for Fund shares redeemed                                                              12,270
-------------------------------------------------------------------------------------------------------
   Payable to investment manager--net (Notes A & B)                                              13,435
   Accrued expenses and other payables                                                           46,099
=======================================================================================================
TOTAL LIABILITIES                                                                               303,864
=======================================================================================================
NET ASSETS AT VALUE                                                                       $  18,921,211
=======================================================================================================
NET ASSETS CONSIST OF:
   Paid-in capital                                                                        $  16,290,865
   Accumulated net realized gains (losses) on investments                                       578,445
   ----------------------------------------------------------------------------------------------------
   Net unrealized appreciation (depreciation) in
       value of investments                                                                   2,051,901
   ====================================================================================================

NET ASSETS AT VALUE                                                                       $  18,921,211
=======================================================================================================
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                             1,336,282
=======================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                  $       14.16
=======================================================================================================
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                                   $  14,613,394
   Affiliated issuers                                                                         2,477,716
   ----------------------------------------------------------------------------------------------------

TOTAL COST OF INVESTMENTS                                                                 $  17,091,110
=======================================================================================================

See Notes to Financial Statements

STATEMENT OF OPERATIONS

                                                                                               FASCIANO
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                    PORTFOLIO
INVESTMENT INCOME

INCOME (NOTE A):
Dividend income--unaffiliated issuers                                                     $     138,975
Income from securities loaned--affiliated issuers (Note F)                                        1,656
-------------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note F)                                           48,660
Foreign taxes withheld                                                                             (627)
=======================================================================================================
Total income                                                                                    188,664
=======================================================================================================
EXPENSES:

Investment management fee (Notes A & B)                                                         149,336
Administration fee (Note B)                                                                      52,707
-------------------------------------------------------------------------------------------------------
Distribution fees (Note B)                                                                       43,922
Audit fees                                                                                       38,366
-------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                          35,817
Insurance expense                                                                                   746
-------------------------------------------------------------------------------------------------------
Legal fees                                                                                        3,337
Shareholder reports                                                                              15,316
-------------------------------------------------------------------------------------------------------
Shareholder servicing agent fees                                                                    383
Trustees' fees and expenses                                                                      27,432
-------------------------------------------------------------------------------------------------------
Miscellaneous                                                                                     1,196
=======================================================================================================
Total expenses                                                                                  368,558
Expenses reimbursed by administrator (Note B)                                                  (120,637)
Investment management fee waived (Note A)                                                        (1,331)
Expenses reduced by custodian fee expense offset and commission
  recapture arrangements (Note B)                                                                (1,130)
=======================================================================================================
Total net expenses                                                                              245,460
=======================================================================================================
Net investment income (loss)                                                                    (56,796)
=======================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
      Sales of investment securities of unaffiliated issuers                                    621,792
      -------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
      Unaffiliated investment securities                                                          5,347
      =================================================================================================
Net gain (loss) on investments                                                                  627,139
=======================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           $     570,343
=======================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                               FASCIANO PORTFOLIO
                                                                        -------------------------------
                                                                                 YEAR              YEAR
                                                                                ENDED             ENDED
                                                                          DECEMBER 31,      DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                       2005              2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                            $     (56,796)  $       (55,929)
Net realized gain (loss) on investments                                       621,792           138,488
-------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments             5,347         1,210,790
=======================================================================================================
Net increase (decrease) in net assets resulting from operations               570,343         1,293,349
=======================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net realized gain on investments                                              (84,705)          (36,107)
=======================================================================================================

FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                  11,413,506        12,465,780
Proceeds from reinvestment of dividends and
  distributions                                                                84,705            36,107
-------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                               (8,993,419)       (4,020,120)
=======================================================================================================
Net increase (decrease) from Fund share transactions                        2,504,792         8,481,767
=======================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                       2,990,430         9,739,009

NET ASSETS:
Beginning of year                                                          15,930,781         6,191,772
=======================================================================================================
End of year                                                             $  18,921,211   $    15,930,781
=======================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS Fasciano Portfolio

   NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Fasciano Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

   The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

   As determined on December 31, 2005, permanent differences resulting primarily from different book and tax accounting for net operating losses were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

   The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

   DISTRIBUTIONS PAID FROM:

             ORDINARY INCOME    LONG-TERM CAPITAL GAIN           TOTAL
               2005      2004          2005       2004       2005       2004

           $ 44,303   $ 4,205      $ 40,402   $ 31,902   $ 84,705   $ 36,107

   As of December 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

   UNDISTRIBUTED   UNDISTRIBUTED       UNREALIZED            LOSS
        ORDINARY       LONG-TERM     APPRECIATION   CARRYFORWARDS
          INCOME            GAIN   (DEPRECIATION)   AND DEFERRALS         TOTAL
   $          --   $     598,677   $    2,031,669   $          --   $ 2,630,346

   The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Neuberger Agreement") on July 1, 2004 with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acted as the Fund's lending agent. Under the Neuberger Agreement, Neuberger guaranteed a certain amount of revenue to the Fund and received any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended December 31, 2005, Neuberger received revenue under the Neuberger Agreement of $390.

   Effective October 4, 2005, eSecLending acts as agent for the Fund.

   Under the Neuberger Agreement and the new securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

  Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption "Income from securities loaned-affiliated issuers." At December 31, 2005, the Fund had no securities out on loan.

10 TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2005, management fees waived under this Arrangement amounted to $1,331 and is reflected in the Statement of Operations under the caption "Investment management fee waived." For the year ended December 31, 2005, income earned under this Arrangement amounted to $48,660 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

11 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

   NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION
   ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

   The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $2.5 billion.

   The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

   Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

   Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.40% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2005, such excess expenses amounted to $120,637. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2005, there was no reimbursement to Management under this agreement. At December 31, 2005, contingent liabilities to Management under this agreement were as follows:

         EXPIRING IN
                2006        2007        2008        TOTAL
         $    92,031   $ 108,225   $ 120,637   $  320,893

   Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

   The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended December 31, 2005, the impact of this arrangement was a reduction of expenses of $1,106.

   The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2005, the impact of this arrangement was a reduction of expenses of $24.

   NOTE C--SECURITIES TRANSACTIONS:

   During the year ended December 31, 2005, there were purchase and sale transactions (excluding short-term securities) of $8,318,331 and $6,670,490, respectively.

   During the year ended December 31, 2005, brokerage commissions on securities transactions amounted to $19,861, of which Neuberger received $0, Lehman received $3,486, and other brokers received $16,375.

   NOTE D--FUND SHARE TRANSACTIONS:

   Share activity for the years ended December 31, 2005 and December 31, 2004 was as follows:

                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                                 2005                          2004
   SHARES SOLD                                                843,922                       964,058
   SHARES ISSUED ON REINVESTMENT OF DIVIDENDS AND
     DISTRIBUTIONS                                              6,335                         2,821
   SHARES REDEEMED                                           (665,267)                     (315,110)
                                                             --------                      --------
   TOTAL                                                      184,990                       651,769
                                                             --------                      --------

   NOTE E--LINE OF CREDIT:

   At December 31, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2005. During the year ended December 31, 2005, the Fund did not utilize this line of credit.

   NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                        INCOME FROM
                                                                                                        INVESTMENTS
                               BALANCE OF                                  BALANCE OF                            IN
                                   SHARES                        GROSS         SHARES                    AFFILIATED
                                     HELD           GROSS        SALES           HELD          VALUE        ISSUERS
                             DECEMBER 31,       PURCHASES          AND   DECEMBER 31,   DECEMBER 31,    INCLUDED IN
   NAME OF ISSUER                    2004   AND ADDITIONS   REDUCTIONS           2005           2005   TOTAL INCOME
   Neuberger Berman               211,800       7,674,600    7,886,400   $         --   $         --   $      1,656
   Securities Lending
   Quality Fund, LLC**

   Neuberger Berman
   Prime Money Fund
   Trust Class***               1,217,013      12,317,314   11,056,611      2,477,716      2,477,716         48,660
                                                                                        ------------   ------------
   TOTAL                                                                                $  2,477,716   $     50,316
                                                                                        ============   ============

   *    Affiliated issuers, as defined in the 1940 Act.

   ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board. Because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

   *** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

FINANCIAL HIGHLIGHTS Fasciano Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                                      PERIOD FROM
                                                                                   JULY 12, 2002^
                                                   YEAR ENDED DECEMBER 31,        TO DECEMBER 31,
                                                 ----------------------------     ---------------
                                                    2005       2004      2003                2002
NET ASSET VALUE, BEGINNING OF PERIOD             $ 13.84    $ 12.40   $  9.92     $         10.00
                                                 -------    -------   -------     ---------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)~                       (.04)      (.08)     (.08)               (.01)
NET GAINS OR LOSSES ON SECURITIES
  (BOTH REALIZED AND UNREALIZED)                     .43       1.56      2.57                (.07)
                                                 -------    -------   -------     ---------------
TOTAL FROM INVESTMENT OPERATIONS                     .39       1.48      2.49                (.08)
                                                 -------    -------   -------     ---------------
LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                                   (.07)      (.04)     (.01)                 --
                                                 -------    -------   -------     ---------------
NET ASSET VALUE, END OF PERIOD                   $ 14.16    $ 13.84   $ 12.40     $          9.92
                                                 -------    -------   -------     ---------------
TOTAL RETURN++                                     +2.82%    +11.96%   +25.06%              -0.80%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)          $  18.9    $  15.9   $   6.2     $           0.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#      1.40%      1.41%     1.42%               1.40%*
RATIO OF NET EXPENSES TO AVERAGE
  NET ASSETSS@                                      1.40%      1.40%     1.40%               1.40%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                                (.32%)     (.60%)    (.69%)              (.31%)*
PORTFOLIO TURNOVER RATE                               42%        10%       70%                 20%**

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS Fasciano Portfolio

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

@ After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratio of net expenses to average daily net assets would have been:

                                                                    PERIOD FROM
                                                               JULY 12, 2002 TO
                                                              DECEMBER 31, 2002
                                                                          38.27%

   After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                                  YEAR ENDED DECEMBER 31,
                                               2005       2004         2003
                                               2.09%      2.56%        4.58%

^  The date investment operations commenced.

~ Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

** Not annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Fasciano Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fasciano Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fasciano Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                          Ernst & Yong LLP

Boston, Massachusetts
February 10, 2006

TRUSTEES AND OFFICERS

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling
(800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                              POSITION AND                                  FUND COMPLEX
                             LENGTH OF TIME                                 OVERSEEN BY        OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)    SERVED (2)    PRINCIPAL OCCUPATION(S) (3)  FUND TRUSTEE (4)       FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon (75)             Trustee since  Consultant. Formerly,                48        Independent Trustee or Director of
                             2000           Chairman, CDC Investment                       three series of Oppenheimer Funds:
                                            Advisers (registered                           Limited Term New York Municipal Fund,
                                            investment adviser), 1993 to                   Rochester Fund Municipals, and
                                            January 1999; formerly,                        Oppenheimer Convertible Securities
                                            President and Chief Executive                  Fund, since 1992.
                                            Officer, AMA Investment
                                            Advisors, an affiliate of the
                                            American Medical Association.

Faith Colish (70)            Trustee since  Counsel, Carter Ledyard &            48        Director, American Bar Retirement
                             1984           Milburn LLP (law firm) since                   Association (ABRA) since 1997
                                            October 2002; formerly,                        (not-for-profit membership
                                            Attorney-at-Law and                            association).
                                            President, Faith Colish, A
                                            Professional Corporation,
                                            1980 to 2002.

C. Anne Harvey (68)          Trustee since  Consultant, C.A. Harvey              48        President, Board of Associates to The
                             1998           Associates since June 2001;                    National Rehabilitation Hospital's
                                            formerly, Director, AARP,                      Board of Directors since 2002;
                                            1978 to December 2001.                         formerly, Member, Individual Investors
                                                                                           Advisory Committee to the New York
                                                                                           Stock Exchange Board of Directors, 1998
                                                                                           to June 2002; formerly, Member,
                                                                                           American Savings Education Council's
                                                                                           Policy Board (ASEC), 1998 to 2000;
                                                                                           formerly, Member, Executive Committee,
                                                                                           Crime Prevention Coalition of America,
                                                                                           1997 to 2000.

Barry Hirsch (72)            Trustee since  Attorney-at-Law; formerly,           48        None.
                             2000           Senior Counsel, Loews
                                            Corporation (diversified
                                            financial corporation), May
                                            2002 to April 2003; formerly,
                                            Senior Vice President,
                                            Secretary and General
                                            Counsel, Loews Corporation.

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                              POSITION AND                                  FUND COMPLEX
                             LENGTH OF TIME                                 OVERSEEN BY        OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)    SERVED (2)    PRINCIPAL OCCUPATION(S) (3)  FUND TRUSTEE (4)       FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (78)        Trustee since  Marcus Nadler Professor              48        Director, The Caring Community
                             2000           Emeritus of Finance and                        (not-for-profit); formerly, Director,
                                            Economics, New York                            DEL Laboratories, Inc. (cosmetics and
                                            University Stern School of                     pharmaceuticals), 1978 to 2004;
                                            Business; formerly, Executive                  formerly, Director, Apple Bank for
                                            Secretary-Treasurer, American                  Savings, 1979 to 1990; formerly,
                                            Finance Association, 1961 to                   Director, Western Pacific Industries,
                                            1979.                                          Inc., 1972 to 1986 (public company).

Howard A. Mileaf (69)        Trustee since  Retired; formerly, Vice              48        Director, WHX Corporation (holding
                             1999           President and Special                          company) since August 2002; Director,
                                            Counsel, WHX Corporation                       Webfinancial Corporation (holding
                                            (holding company), 1993 to                     company) since December 2002; Director,
                                            2001.                                          State Theatre of New Jersey
                                                                                           (not-for-profit theater) since 2000;
                                                                                           formerly, Director, Kevlin Corporation
                                                                                           (manufacturer of microwave and other
                                                                                           products).

Edward I. O'Brien (77)       Trustee since  Formerly, Member, Investment         48        Director, Legg Mason, Inc. (financial
                             2000           Policy Committee, Edward                       services holding company) since 1993;
                                            Jones, 1993 to 2001;                           formerly, Director, Boston Financial
                                            President, Securities                          Group (real estate and tax shelters),
                                            Industry Association ("SIA")                   1993 to 1999.
                                            (securities industry's
                                            representative in government
                                            relations and regulatory
                                            matters at the federal and
                                            state levels), 1974 to 1992;
                                            Adviser to SIA, November 1992
                                            to November 1993.

William E. Rulon (73)        Trustee since  Retired; formerly, Senior            48        Director, Pro-Kids Golf and Learning
                             2000           Vice President, Foodmaker,                     Academy (teach golf and computer usage
                                            Inc. (operator and franchiser                  to "at risk" children) since 1998;
                                            of restaurants) until January                  formerly, Director, Prandium, Inc.
                                            1997.                                          (restaurants), March 2001 to July 2002.

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                              POSITION AND                                  FUND COMPLEX
                             LENGTH OF TIME                                 OVERSEEN BY        OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)    SERVED (2)    PRINCIPAL OCCUPATION(S) (3)  FUND TRUSTEE (4)       FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (74)       Trustee since  Founding General Partner,            48        Director, Capital Cash Management Trust
                             2000           Oxford Partners and Oxford                     (money market fund), Naragansett
                                            Bioscience Partners (venture                   Insured Tax-Free Income Fund, Rocky
                                            capital partnerships) and                      Mountain Equity Fund, Prime Cash Fund,
                                            President, Oxford Venture                      several private companies and QuadraMed
                                            Corporation.                                   Corporation (NASDAQ).

Tom D. Seip (56)             Trustee since  General Partner, Seip                48        Director, H&R Block, Inc. (financial
                             2000; Lead     Investments LP (a private                      services company) since May 2001;
                             Independent    investment partnership);                       Director, Forward Management, Inc.
                             Trustee        formerly, President and CEO,                   (asset management company) since 2001;
                             beginning 2006 Westaff, Inc. (temporary                       formerly, Director, General Magic
                                            staffing), May 2001 to                         (voice recognition software), 2001 to
                                            January 2002; formerly,                        2002; formerly, Director, E-Finance
                                            Senior Executive at the                        Corporation (credit decisioning
                                            Charles Schwab Corporation,                    services), 1999 to 2003; formerly,
                                            1983 to 1999, including Chief                  Director, Save-Daily.com (micro
                                            Executive Officer, Charles                     investing services), 1999 to 2003;
                                            Schwab Investment Management,                  formerly, Director, Offroad Capital
                                            Inc. and Trustee, Schwab                       Inc. (private internet commerce
                                            Family of Funds and Schwab                     company), 1999 to 2002.
                                            Investments, 1997 to 1998,
                                            and Executive Vice
                                            President-Retail Brokerage,
                                            Charles Schwab Investment
                                            Management,1994 to 1997.

Candace L. Straight (58)     Trustee since  Private investor and                 48        Director, The Proformance Insurance
                             1999           consultant specializing in                     Company (personal lines property and
                                            the insurance industry;                        casualty insurance company) since March
                                            formerly, Advisory Director,                   2004; Director, Providence Washington
                                            Securitas Capital LLC (a                       (property and casualty insurance
                                            global private equity                          company) since December 1998; Director,
                                            investment firm dedicated to                   Summit Global Partners (insurance
                                            making investments in the                      brokerage firm) since October 2000.
                                            insurance sector), 1998 to
                                            December 2002.

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                              POSITION AND                                  FUND COMPLEX
                             LENGTH OF TIME                                 OVERSEEN BY        OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)    SERVED (2)    PRINCIPAL OCCUPATION(S) (3)  FUND TRUSTEE (4)       FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (61)          Trustee since  Regional Manager for Atlanta         48        None.
                             1984           Region, Ford Motor Credit
                                            Company since August 1997;
                                            formerly, President, Ford
                                            Life Insurance Company, April
                                            1995 to August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (65)         President and  Executive Vice President and         48        Director, Dale Carnegie and Associates,
                             Trustee since  Chief Investment Officer,                      Inc. (private company) since 1998;
                             2002           Neuberger Berman Inc.                          Director, Emagin Corp. (public company)
                                            (holding company) since 2002                   since 1997; Director, Solbright, Inc.
                                            and 2003, respectively;                        (private company) since 1998; Director,
                                            Managing Director and Chief                    Infogate, Inc. (private company) since
                                            Investment Officer, Neuberger                  1997; Director, Broadway Television
                                            Berman since December 2005                     Network (private company) since 2000.
                                            and 2003, respectively;
                                            formerly, Executive Vice
                                            President, Neuberger Berman,
                                            December 2002 to 2005;
                                            Director and Chairman, NB
                                            Management since December
                                            2002; formerly, Executive
                                            Vice President, Citigroup
                                            Investments, Inc., September
                                            1995 to February 2002;
                                            formerly, Executive Vice
                                            President, Citigroup Inc.,
                                            September 1995 to February
                                            2002.

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                              POSITION AND                                  FUND COMPLEX
                             LENGTH OF TIME                                 OVERSEEN BY        OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)    SERVED (2)    PRINCIPAL OCCUPATION(S) (3)  FUND TRUSTEE (4)       FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (46)       Chairman of    Executive Vice President,            48        Director and Vice President, Neuberger
                             the Board,     Neuberger Berman Inc.                          & Berman Agency, Inc. since 2000;
                             Chief          (holding company) since 1999;                  formerly, Director, Neuberger Berman
                             Executive      Head of Neuberger Berman                       Inc. (holding company), October 1999 to
                             Officer and    Inc.'s Mutual Funds Business                   March 2003; Trustee, Frost Valley YMCA.
                             Trustee since  (since 1999) and
                             2000;          Institutional Business (1999
                             President and  to October 2005); responsible
                             Chief          for Managed Accounts Business
                             Executive      and intermediary distribution
                             Officer, 1999  since October 2005; President
                             to 2000        and Director, NB Management
                                            since 1999; Managing
                                            Director, Neuberger Berman
                                            since 2005; formerly,
                                            Executive Vice President,
                                            Neuberger Berman, 1999 to
                                            December 2005; formerly,
                                            Principal, Neuberger Berman,
                                            1997 to 1999; formerly,
                                            Senior Vice President, NB
                                            Management, 1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                            POSITION AND
 NAME, AGE, AND ADDRESS (1)          LENGTH OF TIME SERVED (2)                            PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------------------------------------
Andrew B. Allard (44)        Anti-Money Laundering Compliance Officer      Senior Vice President, Neuberger Berman since 2006;
                             since 2002                                    Deputy General Counsel, Neuberger Berman since 2004;
                                                                           formerly, Vice President, Neuberger Berman, 2000 to
                                                                           2006; formerly, Associate General Counsel, Neuberger
                                                                           Berman, 1999 to 2004; formerly, Associate General
                                                                           Counsel, NB Management, 1994 to 1999; Anti-Money
                                                                           Laundering Compliance Officer, fifteen registered
                                                                           investment companies for which NB Management acts as
                                                                           investment manager and administrator (seven since 2002,
                                                                           three since 2003, four since 2004 and one since 2005).

Michael J. Bradler (36)      Assistant Treasurer since 2005                Vice President, Neuberger Berman since 2006; Employee,
                                                                           NB Management since 1997; Assistant Treasurer, fifteen
                                                                           registered investment companies for which NB Management
                                                                           acts as investment manager and administrator (fifteen
                                                                           since 2005).

Claudia A. Brandon (49)      Secretary since 1985                          Vice President-Mutual Fund Board Relations, NB
                                                                           Management since 2000 and Assistant Secretary since
                                                                           2004; Vice President, Neuberger Berman since 2002 and
                                                                           Employee since 1999; formerly, Vice President, NB
                                                                           Management, 1986 to 1999; Secretary, fifteen registered
                                                                           investment companies for which NB Management acts as
                                                                           investment manager and administrator (three since 2000,
                                                                           four since 2002, three since 2003, four since 2004 and
                                                                           one since 2005).

Robert Conti (49)            Vice President since 2000                     Senior Vice President, Neuberger Berman since 2003;
                                                                           formerly, Vice President, Neuberger Berman, 1999 to
                                                                           2003; Senior Vice President, NB Management since 2000;
                                                                           formerly, Controller, NB Management, 1994 to 1996;
                                                                           formerly, Treasurer, NB Management, 1996 to 1999; Vice
                                                                           President, fifteen registered investment companies for
                                                                           which NB Management acts as investment manager and
                                                                           administrator (three since 2000, four since 2002, three
                                                                           since 2003, four since 2004 and one since 2005).

                                            POSITION AND
 NAME, AGE, AND ADDRESS (1)          LENGTH OF TIME SERVED (2)                            PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------------------------------------
Brian J. Gaffney (52)        Vice President since 2000                     Managing Director, Neuberger Berman since 1999; Senior
                                                                           Vice President, NB Management since 2000; formerly,
                                                                           Vice President, NB Management, 1997 to 1999; Vice
                                                                           President, fifteen registered investment companies for
                                                                           which NB Management acts as investment manager and
                                                                           administrator (three since 2000, four since 2002, three
                                                                           since 2003, four since 2004 and one since 2005).

Maxine L. Gerson (55)        Chief Legal Officer since 2005 (only for      Senior Vice President, Neuberger Berman since 2002;
                             purposes of sections 307 and 406 of the       Deputy General Counsel and Assistant Secretary,
                             Sarbanes-Oxley Act of 2002)                   Neuberger Berman since 2001; formerly, Vice President,
                                                                           Neuberger Berman, 2001 to 2002; formerly, Associate
                                                                           General Counsel, Neuberger Berman, 2001; formerly,
                                                                           Counsel, Neuberger Berman, 2000; Secretary and General
                                                                           Counsel, NB Management since 2004.

Sheila R. James (40)         Assistant Secretary since 2002                Employee, Neuberger Berman since 1999; formerly,
                                                                           Employee, NB Management, 1991 to 1999; Assistant
                                                                           Secretary, fifteen registered investment companies for
                                                                           which NB Management acts as investment manager and
                                                                           administrator (seven since 2002, three since 2003, four
                                                                           since 2004 and one since 2005).

Kevin Lyons (50)             Assistant Secretary since 2003                Employee, Neuberger Berman since 1999; formerly,
                                                                           Employee, NB Management, 1993 to 1999; Assistant
                                                                           Secretary, fifteen registered investment companies for
                                                                           which NB Management acts as investment manager and
                                                                           administrator (ten since 2003, four since 2004 and one
                                                                           since 2005).

John M. McGovern (36)        Treasurer and Principal Financial and         Vice President, Neuberger Berman since 2004; Employee,
                             Accounting Officer since 2005; prior thereto, NB Management since 1993; Treasurer and Principal
                             Assistant Treasurer since 2002                Financial and Accounting Officer, fifteen registered
                                                                           investment companies for which NB Management acts as
                                                                           investment manager and administrator (fifteen since
                                                                           2005); formerly, Assistant Treasurer, fifteen
                                                                           registered investment companies for which NB Management
                                                                           acts as investment manager and administrator, 2002 to
                                                                           2005.

                                            POSITION AND
 NAME, AGE, AND ADDRESS (1)          LENGTH OF TIME SERVED (2)                            PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------------------------------------
Frank Rosato (35)            Assistant Treasurer since 2005                Vice President, Neuberger Berman since 2006; Employee,
                                                                           NB Management since 1995; Assistant Treasurer, fifteen
                                                                           registered investment companies for which NB Management
                                                                           acts as investment manager and administrator (fifteen
                                                                           since 2005).

Frederic B. Soule (59)       Vice President since 2000                     Senior Vice President, Neuberger Berman since 2003;
                                                                           formerly, Vice President, Neuberger Berman, 1999 to
                                                                           2003; formerly, Vice President, NB Management, 1995 to
                                                                           1999; Vice President, fifteen registered investment
                                                                           companies for which NB Management acts as investment
                                                                           manager and administrator (three since 2000, four since
                                                                           2002, three since 2003, four since 2004 and one since
                                                                           2005).

Chamaine Williams (35)       Chief Compliance Officer since 2005           Vice President, Lehman Brothers Inc. since 2003; Chief
                                                                           Compliance Officer, fifteen registered investment
                                                                           companies for which NB Management acts as investment
                                                                           manager and administrator (fifteen since 2005); Chief
                                                                           Compliance Officer, Lehman Brothers Asset Management
                                                                           Inc. since 2003; Chief Compliance Officer, Lehman
                                                                           Brothers Alternative Investment Management LLC since
                                                                           2003; formerly, Vice President, UBS Global Asset
                                                                           Management (US) Inc. (formerly, Mitchell Hutchins Asset
                                                                           Management, a wholly-owned subsidiary of PaineWebber
                                                                           Inc.), 1997-2003.

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 21, 2005, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Fasciano Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services to be provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered, with respect to the Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated a report from Management and Neuberger that addressed specific factors designed to inform the Board's consideration of these and other issues. The Board also retained an independent consultant to provide additional data.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio manager. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman provide, and has reviewed studies by independent firms engaged to review and evaluate the quality of brokerage execution received by the Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered the performance in relation to the degree of risk undertaken by the portfolio manager. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board received a detailed report from an independent consultant that compares the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered the range and average of the management fees and expense ratios of the peer group. The Board noted that the Fund's actual management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group median. In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for the Fund. The Board noted that Management incurred a loss on the Fund on an after-tax basis.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management with similar investment objectives, policies and strategies as the Fund. The Board compared the fees charged to a comparable sub-advised fund and a comparable separate account to the fees charged to the Fund at various asset levels. The Board considered the appropriateness and reasonableness of the differences between the fees charged between the Fund and the comparable sub-advised fund and separate account and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period and the trend in profit or loss since the Fund's inception. The Board also carefully examined Management's cost allocation methodology and had an independent expert review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Fund was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY


ANNUAL REPORT
DECEMBER 31, 2005


NEUBERGER BERMAN
ADVISERS
MANAGEMENT
TRUST


FOCUS
PORTFOLIO


D0080 02/06

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2005

FOCUS PORTFOLIO MANAGER'S COMMENTARY

The uninspiring equity returns of 2005 would have been even more underwhelming were it not for the outsized contributions of Energy and Utilities stocks, by far the two best performing sectors in the S&P 500. With virtually no exposure to Energy or Utilities, the Neuberger Berman Advisers Management Trust (AMT) Focus Portfolio closed the year with a modest loss, lagging its S&P 500 and Russell 1000 Value Index benchmarks.

In terms of Portfolio performance, Consumer Discretionary investments had the most positive impact on absolute and relative returns. The Portfolio was overweight in the Consumer Discretionary sector and in aggregate our holdings in the group delivered a mid-teen percentage return versus a decline for their counterparts in the benchmark. Air mattress manufacturer Select Comfort and homebuilder Centex were our two best performers in the sector and both made our top-ten contributors list.

Investments in the Financial sector, which comprised the heaviest weighting in the Portfolio, were a mixed blessing, finishing the year in positive territory but lagging their respective benchmark components. Four Financial holdings--brokers Merrill Lynch and Goldman Sachs, property and casualty insurer American International Group, and financial conglomerate Citigroup--appeared on our top-ten contributors list. However, three Financial companies--credit card leader Capital One and mortgage lenders Washington Mutual and Federal National Mortgage Association (Fannie Mae)--finished near the bottom of our performance charts.

Information Technology investments, the Portfolio's second largest weighting, disappointed. The Portfolio was more than double-weighted in technology and in aggregate our tech holdings declined versus a modestly positive return for the S&P 500's technology component. We had some big winners, including contract manufacturer Jabil Circuit, the Portfolio's second largest performance contributor, and Webmethods, number six on our contributors list. Unfortunately, good gains in these stocks failed to compensate for losses in International Rectifier, our largest tech holding, Flextronics, VeriSign and Computer Associates, all of which appeared on our bottom-ten list.

I took over the portfolio management responsibilities of retiring Co-Manager Kent Simons on October 1, 2005 and have been gradually making some changes in the Portfolio. We are employing the same basic investment philosophy and methodology, maintaining a concentrated portfolio of high quality companies trading at deeply discounted valuations due to temporary problems either real or imagined--in Kent's words "companies under a rock or under a cloud." When we identify such companies in the future, we will continue to take substantial positions, but we are likely to limit them to 10% of Portfolio assets. We will also become more diversified by investing more of the Portfolio's assets in a broader array of industry groups. To date, we have been reducing the Portfolio's weighting in Financials and increasing its exposure in the Consumer and Health Care sectors.

We are stock pickers, not economists or market timers. However, since shareholders are generally interested in our outlook for the economy and stock market, we will offer an opinion. As always, there are things to worry about, most notably the overextended consumer, expensive energy, and the potential for an economically destabilizing geopolitical event, such as military action in response to Iran's nuclear ambitions. But there are positive forces at work as well, including subdued inflation, the possibility that the Federal Reserve is close to shifting into neutral, corporate cash holdings that could finance increased capital spending, synchronized global economic growth, and the fact that equity valuations appear quite reasonable. Our "best guess" is that the economy and corporate earnings will continue to grow at a decent (although slower) pace, supporting high single- to low double-digit percentage returns for equities in the year ahead. As always, our goal will be to add value through a concentrated portfolio of out-of-favor companies with above-market-average earnings growth potential.

Sincerely,

                  /s/ Robert B. Corman

                    ROBERT B. CORMAN
                   PORTFOLIO MANAGER

AVERAGE ANNUAL TOTAL RETURN(1)

                                        FOCUS        RUSSELL 1000(R)
                                    PORTFOLIO               VALUE(2)    S&P 500(2)
1 YEAR                                  (0.11%)                 7.05%         4.91%
LIFE OF FUND                            26.45%                 15.94%        12.96%

INCEPTION DATE                      08/08/2002

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

[CHART]

COMPARISON OF A $10,000 INVESTMENT

                               FOCUS        RUSSELL 1000(R)
                             PORTFOLIO        VALUE INDEX          S&P 500
8/8/2002                    $     10,000   $           10,000   $     10,000
12/31/2002                  $     10,990   $           10,201   $     10,115
6/30/2003                   $     15,180   $           11,381   $     11,304
12/31/2003                  $     20,946   $           13,264   $     13,015
6/30/2004                   $     20,322   $           13,786   $     13,463
12/31/2004                  $     22,248   $           15,452   $     14,430
6/30/2005                   $     22,134   $           15,724   $     14,314
12/31/2005                  $     22,224   $           16,542   $     15,139

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

SECTOR DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Autos & Housing                            1.7%
Consumer Goods & Services                  5.9
Energy                                     1.4
Financial Services                        41.9
Health Care                                2.0
Machinery & Equipment                      1.2
Media & Entertainment                      4.2
Retail                                    11.5
Technology                                34.2
Short-Term Investments                     0.5
Liabilities, less cash, receivables and
 other assets                             (4.5)

ENDNOTES

(1). -0.11% and 26.45% were the average annual total returns for the 1-year and since inception (08/08/02) periods ended December 31, 2005. This performance was attained at a time that the asset size of the Portfolio was small. The Portfolio's total net asset value as of December 31, 2005 was $1,038,242. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the portfolio.

(2). The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of the leading companies in leading industries. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of those indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio many invest in many securities not included in the above-described indices.

     Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Neuberger Berman's own projections, and they may or many not be realized. In addition, any revision to forecast could affect the market price of a security. By quoting them herein, Neuberger Berman does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate Portfolios of the Neuberger Berman Advisers Management Trust re sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:


                  ACTUAL EXPENSES AND PERFORMANCE:  The first section of the table provides information about actual account values
                                                    and actual expenses in dollars, based on
                                                    the fund's actual performance during the
                                                    period. You may use the information in
                                                    this line, together with the amount you
                                                    invested, to estimate the expenses you
                                                    paid over the period. Simply divide your
                                                    account value by $1,000 (for example, an
                                                    $8,600 account value divided by $1,000 =
                                                    8.6), then multiply the result by the
                                                    number in the first section of the table
                                                    under the heading entitled "Expenses
                                                    Paid During the Period" to estimate the
                                                    expenses you paid over the period.

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:  The second section of the table provides information about hypothetical account
                                                    values and hypothetical expenses based
                                                    on the fund's actual expense ratio and
                                                    an assumed rate of return at 5% per year
                                                    before expenses. This return is not the
                                                    fund's actual return. The hypothetical
                                                    account values and expenses may not be
                                                    used to estimate the actual ending
                                                    account balance or expenses you paid for
                                                    the period. You may use this information
                                                    to compare the ongoing costs of
                                                    investing in this fund versus other
                                                    funds. To do so, compare the expenses
                                                    shown in this 5% hypothetical example
                                                    with the 5% hypothetical examples that
                                                    appear in the shareholder reports of
                                                    other funds.

EXPENSE INFORMATION AS OF 12/31/05 (UNAUDITED)

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOCUS PORTFOLIO

                          BEGINNING         ENDING        EXPENSES PAID
          ACTUAL      ACCOUNT VALUE  ACCOUNT VALUE   DURING THE PERIOD*
          CLASS S      $      1,000   $   1,004.00         $       6.26

          HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**

          CLASS S      $      1,000   $   1,018.95         $       6.31

     * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

     ** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS FOCUS PORTFOLIO

NUMBER OF SHARES                                         MARKET VALUE +
COMMON STOCKS (104.0%)

AUTOS & HOUSING (1.7%)
     1,200     Rush Enterprises Class A                $         17,856*

CONSUMER GOODS & SERVICES (5.9%)
     1,300     Sprint Corp.                                      30,368
       400     Vertrue, Inc.                                     14,132*
       800     Vodafone Group ADR                                17,176
                                                       ----------------
                                                                 61,676

ENERGY (1.4%)
       300     Canadian Natural Resources                        14,886

FINANCIAL SERVICES (41.9%)
       800     American International Group                      54,584
     1,732     Bank of America                                   79,932
     1,200     Capital One Financial                            103,680
     1,250     Citigroup, Inc.                                   60,662
       200     Goldman Sachs                                     25,542
       650     J.P. Morgan Chase                                 25,799
     1,000     Merrill Lynch                                     67,730
       400     Redwood Trust                                     16,504
                                                       ----------------
                                                                434,433

HEALTH CARE (2.0%)
       400     Novartis AG ADR                                   20,992

MACHINERY & EQUIPMENT (1.2%)
       300     American Standard                                 11,985

MEDIA & ENTERTAINMENT (4.2%)
       800     Comcast Corp. Class A Special                     20,552*
       700     Viacom, Inc. Class B                              22,820*
                                                       ----------------
                                                                 43,372

RETAIL (11.5%)
       900     Home Depot                                        36,432
     1,400     Select Comfort                                    38,290*
       900     TJX Cos.                                          20,907
       500     Wal-Mart Stores                                   23,400
                                                       ----------------
                                                                119,029

TECHNOLOGY (34.2%)
       700     Advanced Micro Devices                            21,420*
     1,700     Amdocs Ltd.                                       46,750*
     1,700     Flextronics International                         17,748*
     3,200     International Rectifier                          102,080*
     1,000     Jabil Circuit                                     37,090*
     4,000     Nokia Corp. ADR                                   73,200
     1,000     Thermo Electron                                   30,130*
       400     Tyco International                                11,544
       700     VeriSign, Inc.                                    15,344*
                                                       ----------------
                                                                355,306

     TOTAL COMMON STOCKS
     (COST $830,499)                                          1,079,535
                                                       ----------------

SHORT-TERM INVESTMENTS (0.5%)
     5,363     Neuberger Berman
                Prime Money Fund
                Trust Class
                (COST $5,363)                          $          5,363@#
                                                       ----------------
TOTAL INVESTMENTS (104.5%)
(COST $835,862)                                               1,084,898##
Liabilities, less cash,
  receivables and other assets
  [(4.5%)]                                                      (46,656)
                                                       ----------------

TOTAL NET ASSETS (100.0%)                              $      1,038,242
                                                       ----------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS FOCUS PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Focus Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2005, the cost of investments for U.S. Federal income tax purposes was $836,004. Gross unrealized appreciation of investments was $261,416 and gross unrealized depreciation of investments was $12,522, resulting in net unrealized appreciation of $248,894, based on cost for U.S. Federal income tax purposes.

*    Non-income producing security.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                   FOCUS
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                     PORTFOLIO
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE*
     (NOTES A & F)-SEE SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                $     1,079,535
     Affiliated issuers                                                            5,363
----------------------------------------------------------------------------------------
                                                                               1,084,898
     Dividends and interest receivable                                               792
     Receivable from administrator-net (Note B)                                    7,020
----------------------------------------------------------------------------------------
TOTAL ASSETS                                                                   1,092,710
----------------------------------------------------------------------------------------

LIABILITIES
     Payable for Fund shares redeemed                                              9,218
     Payable to investment manager-net (Notes A & B)                                 496
     Accrued expenses and other payables                                          44,754
----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                 54,468
----------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                      $     1,038,242
----------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
     Paid-in capital                                                     $       689,447
     Undistributed net investment income (loss)                                    1,870
     Accumulated net realized gains (losses) on
     investments                                                                  97,889
     Net unrealized appreciation (depreciation) in value of investments          249,036
----------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                      $     1,038,242
----------------------------------------------------------------------------------------

SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                 54,164
----------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                 $         19.17
----------------------------------------------------------------------------------------

*COST OF INVESTMENTS:
     Unaffiliated issuers                                                $       830,499
     Affiliated issuers                                                            5,363
----------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                $       835,862
----------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS

                                                                                   FOCUS
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                     PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income-unaffiliated issuers                                     $        13,837
Income from securities loaned-afiliated issuer                                     1,656
Income from investments in affiliated issuers (Note F)                               716
Foreign taxes withheld                                                              (187)
----------------------------------------------------------------------------------------
Total income                                                                      16,022
----------------------------------------------------------------------------------------
EXPENSES:

Investment management fee (Notes A & B)                                            6,008
Administration fee (Note B)                                                        3,277
Distribution fees (Note B)                                                         2,731
Audit fees                                                                        38,363
Custodian fees (Note B)                                                            8,355
Insurance expense                                                                     57
Legal fees                                                                           556
Shareholder reports                                                               13,418
Shareholder servicing agent fees                                                      54
Trustees' fees and expenses                                                       29,530
Miscellaneous                                                                        924
----------------------------------------------------------------------------------------
Total expenses                                                                   103,273
Expenses reimbursed by administrator (Note B)                                    (89,000)
Investment management fee waived (Note A)                                            (18)
Expenses reduced by custodian fee expense offset and commission
   recapture arrangements (Note B)                                                  (103)
----------------------------------------------------------------------------------------
Total net expenses                                                                14,152
----------------------------------------------------------------------------------------
Net investment income (loss)                                                       1,870
----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
     Sales of investment securities of unaffiliated issuers                       98,033
Change in net unrealized appreciation (depreciation) in value of:
     Unaffiliated investment securities                                         (102,127)
     -----------------------------------------------------------------------------------
Net gain (loss) on investments                                                    (4,094)
----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $        (2,224)
----------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                         FOCUS PORTFOLIO
                                                                          YEAR               YEAR
                                                                         ENDED              ENDED
                                                                  DECEMBER 31,       DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                2005               2004

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)                                   $         1,870    $        (1,395)
Net realized gain (loss) on investments                                 98,033             23,999
Change in net unrealized appreciation
  (depreciation) of investments                                       (102,127)            41,950
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         (2,224)            64,554
-------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net realized gain on investments                                       (19,813)          (120,549)
-------------------------------------------------------------------------------------------------
Total distributions to shareholders                                    (19,813)          (120,549)
-------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                               45,124            112,127
Proceeds from reinvestment of dividends and distributions               19,813            120,549
Payments for shares redeemed                                          (190,399)          (174,997)
-------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                  (125,462)            57,679
-------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                                 (147,499)             1,684

NET ASSETS:
Beginning of year                                                    1,185,741          1,184,057
-------------------------------------------------------------------------------------------------
End of year                                                    $     1,038,242    $     1,185,741
-------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year      $         1,870    $            --
-------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS FOCUS PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Focus Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except the Fund) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

       DISTRIBUTIONS PAID FROM:

             ORDINARY INCOME            LONG TERM CAPITAL GAIN                    TOTAL
               2005           2004           2005           2004           2005           2004
       $         --   $    113,929   $     19,813   $      6,620   $     19,813   $    120,549

     As of December 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                                UNREALIZED              LOSS
         UNDISTRIBUTED     UNDISTRIBUTED      APPRECIATION     CARRYFORWARDS
       ORDINARY INCOME    LONG-TERM GAIN    (DEPRECIATION)     AND DEFERRALS          TOTAL
       $        18,107   $        81,794   $       248,894   $            --   $    348,795

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Neuberger Agreement") on July 1, 2004 with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acted as the

     Fund's lending agent. Under the Neuberger Agreement, Neuberger guaranteed a certain amount of revenue to the Fund and received any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended December 31, 2005, Neuberger did not receive any revenue under the Neuberger Agreement.

     Effective October 4, 2005, eSecLending acts as agent for the Fund.

     Under the Neuberger Agreement and the new securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption "Income from securities loaned-affiliated issuers." At December 31, 2005, the Fund had no securities out on loan.

10   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2005, management fees waived under this Arrangement amounted to $18 and is reflected in the Statement of Operations under the caption "Investment management fee waived." For the year ended December 31, 2005, income earned under this Arrangement amounted to $716, and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

11 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.25% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2005, such excess expenses amounted to $89,000. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2005, there was no reimbursement to Management under this agreement. At December 31, 2005, contingent liabilities to Management under this agreement were as follows:

               EXPIRING IN:
                       2006            2007             2008             TOTAL
               $     77,957       $  80,604       $   89,000       $   247,561

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended December 31, 2005, the impact of this arrangement was a reduction of expenses of $103.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2005, the impact of this arrangement was a reduction of expenses of $0.

     NOTE C--SECURITIES TRANSACTIONS:

     During the year ended December 31, 2005, there were purchase and sale transactions (excluding short-term securities) of $494,373 and $620,597, respectively.

     During the year ended December 31, 2005, brokerage commissions on securities transactions amounted to $1,996, of which Neuberger received $205, Lehman received $95, and other brokers received $1,696.

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the years ended December 31, 2005 and December 31, 2004 was as follows:

                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                      2005                   2004
     SHARES SOLD                                     2,441                  5,164
     SHARES ISSUED ON REINVESTMENT OF
      DIVIDENDS AND DISTRIBUTIONS                    1,131                  7,275
     SHARES REDEEMED                                (9,959)                (8,787)
                                                   -------                -------

     TOTAL                                          (6,387)                 3,652
                                                   -------                -------

     NOTE E--LINE OF CREDIT:

     At December 31, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2005. During the year ended December 31, 2005, the Fund did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                     INCOME FROM
                                                                                                     INVESTMENTS
                                BALANCE OF                               BALANCE OF                           IN
                                    SHARES                      GROSS         SALES                   AFFILIATED
                                      HELD          GROSS      SHARES          HELD         VALUE        ISSUERS
                              DECEMBER 31,      PURCHASES         AND  DECEMBER 31,  DECEMBER 31,    INCLUDED IN
   NAME OF ISSUER                     2004  AND ADDITIONS  REDUCTIONS          2005          2005   TOTAL INCOME
   Neuberger Berman
   Prime Money Fund
   Trust Class**                     9,673        384,494     388,804         5,363   $     5,363   $        716

   *  Affiliated issuers, as defined in the 1940 Act.

   ** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

FINANCIAL HIGHLIGHTS FOCUS PORTFOLIO

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                                      PERIOD FROM
                                                                                  AUGUST 8, 2002^
                                                    YEAR ENDED DECEMBER 31,       TO DECEMBER 31,
                                               --------------------------------   ---------------
                                                   2005        2004        2003              2002
NET ASSET VALUE, BEGINNING OF PERIOD           $  19.58    $  20.81    $  11.00   $         10.00
                                               --------    --------    --------   ---------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)+++                     .03        (.02)       (.09)             (.03)
NET GAINS OR LOSSES ON SECURITIES
  (BOTH REALIZED AND UNREALIZED)                  (0.08)       0.93       10.03              1.03
                                               --------    --------    --------   ---------------
TOTAL FROM INVESTMENT OPERATIONS                  (0.05)       0.91        9.94              1.00
                                               --------    --------    --------   ---------------
LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                                  (.36)      (2.14)       (.13)               --
                                               --------    --------    --------   ---------------
NET ASSET VALUE, END OF PERIOD                 $  19.17    $  19.58    $  20.81   $         11.00
                                               --------    --------    --------   ---------------
TOTAL RETURN++                                    -0.11%      +6.21%     +90.42%           +10.00%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)        $    1.0    $    1.2    $    1.2   $           0.2
RATIO OF GROSS EXPENSES TO AVERAGE
 NET ASSETS#                                       1.30%       1.30%       1.32%             1.25%*
RATIO OF NET EXPENSES TO AVERAGE
 NET ASSETS ^^                                     1.30%       1.29%       1.29%             1.25%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO
 AVERAGE NET ASSETS                                 .17%       (.12%)      (.51%)            (.69%)*
PORTFOLIO TURNOVER RATE                              45%         33%        101%               63%**

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS FOCUS PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

^^ Section After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratio of net expenses to average daily net assets would have been:

                               PERIOD FROM
                            AUGUST 8, 2002
                           TO DECEMBER 31,
                                      2002
                                     63.28%

After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                             YEAR ENDED DECEMBER 31,
                                          2005        2004         2003
                                          9.44%       8.20%       12.48%

^    The date investment operations commenced.

+++ Calculated based on the average number of shares outstanding during each fiscal period.

*    Annualized.

**   Not Annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
of Neuberger Berman Advisers Management Trust and
Shareholders of Focus Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focus Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Focus Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 10, 2006

TRUSTEES AND OFFICERS

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling
(800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES


                                                                                     NUMBER OF
                                                                                  PORTFOLIOS IN
                              POSITION AND                                         FUND COMPLEX
                             LENGTH OF TIME                                         OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)     SERVED (2)         PRINCIPAL OCCUPATION(S) (3)    FUND TRUSTEE (4)   FUND COMPLEX BY FUND TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon (75)            Trustee since     Consultant. Formerly, Chairman,           48        Independent Trustee or
                            2000              CDC Investment Advisers                             Director of three series of
                                              (registered investment adviser),                    Oppenheimer Funds: Limited
                                              1993 to January 1999; formerly,                     Term New York Municipal Fund,
                                              President and Chief Executive                       Rochester Fund Municipals, and
                                              Officer, AMA Investment Advisors,                   Oppenheimer Convertible
                                              an affiliate of the American                        Securities Fund, since 1992.
                                              Medical Association.

Faith Colish (70)           Trustee since     Counsel, Carter Ledyard & Milburn         48        Director, American Bar
                            1984              LLP (law firm) since October 2002;                  Retirement Association (ABRA)
                                              formerly, Attorney-at-Law and                       since 1997 (not-for-profit
                                              President, Faith Colish, A                          membership association).
                                              Professional Corporation, 1980 to
                                              2002.

C. Anne Harvey (68)         Trustee since     Consultant, C.A. Harvey Associates        48        President, Board of Associates
                            1998              since June 2001; formerly,                          to The National Rehabilitation
                                              Director, AARP, 1978 to December                    Hospital's Board of Directors
                                              2001.                                               since 2002; formerly, Member,
                                                                                                  Individual Investors Advisory
                                                                                                  Committee to the New York
                                                                                                  Stock Exchange Board of
                                                                                                  Directors, 1998 to June 2002;
                                                                                                  formerly, Member, American
                                                                                                  Savings Education Council's
                                                                                                  Policy Board (ASEC), 1998 to
                                                                                                  2000; formerly, Member,
                                                                                                  Executive Committee, Crime
                                                                                                  Prevention Coalition of
                                                                                                  America, 1997 to 2000.


                                                                                     NUMBER OF
                                                                                  PORTFOLIOS IN
                              POSITION AND                                         FUND COMPLEX
                             LENGTH OF TIME                                         OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)     SERVED (2)         PRINCIPAL OCCUPATION(S) (3)    FUND TRUSTEE (4)   FUND COMPLEX BY FUND TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Barry Hirsch (72)           Trustee since     Attorney-at-Law; formerly, Senior         48        None.
                            2000              Counsel, Loews Corporation
                                              (diversified financial
                                              corporation), May 2002 to April
                                              2003; formerly, Senior Vice
                                              President, Secretary and General
                                              Counsel, Loews Corporation.

Robert A. Kavesh (78)       Trustee since     Marcus Nadler Professor Emeritus          48        Director, The Caring Community
                            2000              of Finance and Economics, New York                  (not-for-profit); formerly,
                                              University Stern School of                          Director, DEL Laboratories,
                                              Business; formerly, Executive                       Inc. (cosmetics and
                                              Secretary-Treasurer, American                       pharmaceuticals), 1978 to
                                              Finance Association, 1961 to 1979.                  2004; formerly, Director,
                                                                                                  Apple Bank for Savings, 1979
                                                                                                  to 1990; formerly, Director,
                                                                                                  Western Pacific Industries,
                                                                                                  Inc., 1972 to 1986 (public
                                                                                                  company).

Howard A. Mileaf (69)       Trustee since     Retired; formerly, Vice President         48        Director, WHX Corporation
                            1999              and Special Counsel, WHX                            (holding company) since August
                                              Corporation (holding company),                      2002; Director, Webfinancial
                                              1993 to 2001.                                       Corporation (holding company)
                                                                                                  since December 2002; Director,
                                                                                                  State Theatre of New Jersey
                                                                                                  (not-for-profit theater) since
                                                                                                  2000; formerly, Director,
                                                                                                  Kevlin Corporation
                                                                                                  (manufacturer of microwave and
                                                                                                  other products).

Edward I. O'Brien (77)      Trustee since     Formerly, Member, Investment              48        Director, Legg Mason, Inc.
                            2000              Policy Committee, Edward Jones,                     (financial services holding
                                              1993 to 2001; President,                            company) since 1993; formerly,
                                              Securities Industry Association                     Director, Boston Financial
                                              ("SIA") (securities industry's                      Group (real estate and tax
                                              representative in government                        shelters), 1993 to 1999.
                                              relations and regulatory matters
                                              at the federal and state levels),
                                              1974 to 1992; Adviser to SIA,
                                              November 1992 to November 1993.

                                                                                     NUMBER OF
                                                                                  PORTFOLIOS IN
                              POSITION AND                                         FUND COMPLEX
                             LENGTH OF TIME                                         OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)     SERVED (2)         PRINCIPAL OCCUPATION(S) (3)    FUND TRUSTEE (4)   FUND COMPLEX BY FUND TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
William E. Rulon (73)       Trustee since     Retired; formerly, Senior Vice            48        Director, Pro-Kids Golf and
                            2000              President, Foodmaker, Inc.                          Learning Academy (teach golf
                                              (operator and franchiser of                         and computer usage to "at
                                              restaurants) until January 1997.                    risk" children) since 1998;
                                                                                                  formerly, Director, Prandium,
                                                                                                  Inc. (restaurants), March 2001
                                                                                                  to July 2002.

Cornelius T. Ryan (74)      Trustee since     Founding General Partner, Oxford          48        Director, Capital Cash
                            2000              Partners and Oxford Bioscience                      Management Trust (money market
                                              Partners (venture capital                           fund), Naragansett Insured
                                              partnerships) and President,                        Tax-Free Income Fund, Rocky
                                              Oxford Venture Corporation.                         Mountain Equity Fund, Prime
                                                                                                  Cash Fund, several private
                                                                                                  companies and QuadraMed
                                                                                                  Corporation (NASDAQ).

Tom D. Seip (56)            Trustee since     General Partner, Seip Investments         48        Director, H&R Block, Inc.
                            2000; Lead        LP (a private investment                            (financial services company)
                            Independent       partnership); formerly, President                   since May 2001; Director,
                            Trustee           and CEO, Westaff, Inc. (temporary                   Forward Management, Inc.
                            beginning         staffing), May 2001 to January                      (asset management company)
                            2006              2002; formerly, Senior Executive                    since 2001; formerly,
                                              at the Charles Schwab Corporation,                  Director, General Magic (voice
                                              1983 to 1999, including Chief                       recognition software), 2001 to
                                              Executive Officer, Charles Schwab                   2002; formerly, Director,
                                              Investment Management, Inc. and                     E-Finance Corporation (credit
                                              Trustee, Schwab Family of Funds                     decisioning services), 1999 to
                                              and Schwab Investments, 1997 to                     2003; formerly, Director,
                                              1998, and Executive Vice                            Save-Daily.com (micro
                                              President-Retail Brokerage,                         investing services), 1999 to
                                              Charles Schwab Investment                           2003; formerly, Director,
                                              Management, 1994 to 1997.                           Offroad Capital Inc. (private
                                                                                                  internet commerce company),
                                                                                                  1999 to 2002.

                                                                                     NUMBER OF
                                                                                  PORTFOLIOS IN
                              POSITION AND                                         FUND COMPLEX
                             LENGTH OF TIME                                         OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)     SERVED (2)         PRINCIPAL OCCUPATION(S) (3)    FUND TRUSTEE (4)   FUND COMPLEX BY FUND TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight (58)    Trustee since     Private investor and consultant           48        Director, The Proformance
                            1999              specializing in the insurance                       Insurance Company (personal
                                              industry; formerly, Advisory                        lines property and casualty
                                              Director, Securitas Capital LLC (a                  insurance company) since March
                                              global private equity investment                    2004; Director, Providence
                                              firm dedicated to making                            Washington (property and
                                              investments in the insurance                        casualty insurance company)
                                              sector), 1998 to December 2002.                     since December 1998; Director,
                                                                                                  Summit Global Partners
                                                                                                  (insurance brokerage firm)
                                                                                                  since October 2000.

Peter P. Trapp (61)         Trustee since     Regional Manager for Atlanta              48        None.
                            1984              Region, Ford Motor Credit Company
                                              since August 1997; formerly,
                                              President, Ford Life Insurance
                                              Company, April 1995 to August
                                              1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (65)        President and     Executive Vice President and Chief        48        Director, Dale Carnegie and
                            Trustee since     Investment Officer, Neuberger                       Associates, Inc. (private
                            2002              Berman Inc. (holding company)                       company) since 1998; Director,
                                              since 2002 and 2003, respectively;                  Emagin Corp. (public company)
                                              Managing Director and Chief                         since 1997; Director,
                                              Investment Officer, Neuberger                       Solbright, Inc. (private
                                              Berman since December 2005 and                      company) since 1998; Director,
                                              2003, respectively; formerly,                       Infogate, Inc. (private
                                              Executive Vice President,                           company) since 1997; Director,
                                              Neuberger Berman, December 2002 to                  Broadway Television Network
                                              2005; Director and Chairman, NB                     (private company) since 2000.
                                              Management since December 2002;
                                              formerly, Executive Vice
                                              President, Citigroup Investments,
                                              Inc., September 1995 to February
                                              2002; formerly, Executive Vice
                                              President, Citigroup Inc.,
                                              September 1995 to February 2002.

                                                                                     NUMBER OF
                                                                                  PORTFOLIOS IN
                              POSITION AND                                         FUND COMPLEX
                             LENGTH OF TIME                                         OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)     SERVED (2)         PRINCIPAL OCCUPATION(S) (3)    FUND TRUSTEE (4)   FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (46)      Chairman of the   Executive Vice President,                 48        Director and Vice President,
                            Board, Chief      Neuberger Berman Inc. (holding                      Neuberger & Berman Agency,
                            Executive         company) since 1999; Head of                        Inc. since 2000; formerly,
                            Officer and       Neuberger Berman Inc.'s Mutual                      Director, Neuberger Berman
                            Trustee since     Funds Business (since 1999) and                     Inc. (holding company),
                            2000;             Institutional Business (1999 to                     October 1999 to March 2003;
                            President and     October 2005); responsible for                      Trustee, Frost Valley YMCA.
                            Chief             Managed Accounts Business and
                            Executive         intermediary distribution since
                            Officer, 1999     October 2005; President and
                            to 2000           Director, NB Management since
                                              1999; Managing Director, Neuberger
                                              Berman since 2005; formerly,
                                              Executive Vice President,
                                              Neuberger Berman, 1999 to December
                                              2005; formerly, Principal,
                                              Neuberger Berman, 1997 to 1999;
                                              formerly, Senior Vice President,
                                              NB Management, 1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                   POSITION AND
NAME, AGE, AND ADDRESS (1)    LENGTH OF TIME SERVED (2)          PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------
Andrew B. Allard (44)       Anti-Money Laundering           Senior Vice President, Neuberger Berman
                            Compliance Officer since 2002   since 2006; Deputy General Counsel,
                                                            Neuberger Berman since 2004; formerly,
                                                            Vice President, Neuberger Berman, 2000
                                                            to 2006; formerly, Associate General
                                                            Counsel, Neuberger Berman, 1999 to 2004;
                                                            formerly, Associate General Counsel, NB
                                                            Management, 1994 to 1999; Anti-Money
                                                            Laundering Compliance Officer, fifteen
                                                            registered investment companies for
                                                            which NB Management acts as investment
                                                            manager and administrator (seven since
                                                            2002, three since 2003, four since 2004
                                                            and one since 2005).

Michael J. Bradler (36)     Assistant Treasurer since 2005  Vice President, Neuberger Berman since
                                                            2006; Employee, NB Management since
                                                            1997; Assistant Treasurer, fifteen
                                                            registered investment companies for
                                                            which NB Management acts as investment
                                                            manager and administrator (fifteen since
                                                            2005).

Claudia A. Brandon (49)     Secretary since 1985            Vice President-Mutual Fund Board
                                                            Relations, NB Management since 2000 and
                                                            Assistant Secretary since 2004; Vice
                                                            President, Neuberger Berman since 2002
                                                            and Employee since 1999; formerly, Vice
                                                            President, NB Management, 1986 to 1999;
                                                            Secretary, fifteen registered investment
                                                            companies for which NB Management acts
                                                            as investment manager and administrator
                                                            (three since 2000, four since 2002,
                                                            three since 2003, four since 2004 and
                                                            one since 2005).

Robert Conti (49)           Vice President since 2000       Senior Vice President, Neuberger Berman
                                                            since 2003; formerly, Vice President,
                                                            Neuberger Berman, 1999 to 2003; Senior
                                                            Vice President, NB Management since
                                                            2000; formerly, Controller, NB
                                                            Management, 1994 to 1996; formerly,
                                                            Treasurer, NB Management, 1996 to 1999;
                                                            Vice President, fifteen registered
                                                            investment companies for which NB
                                                            Management acts as investment manager
                                                            and administrator (three since 2000,
                                                            four since 2002, three since 2003, four
                                                            since 2004 and one since 2005).

                                   POSITION AND
NAME, AGE, AND ADDRESS (1)    LENGTH OF TIME SERVED (2)          PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------
Brian J. Gaffney (52)       Vice President since 2000       Managing Director, Neuberger Berman
                                                            since 1999; Senior Vice President, NB
                                                            Management since 2000; formerly, Vice
                                                            President, NB Management, 1997 to 1999;
                                                            Vice President, fifteen registered
                                                            investment companies for which NB
                                                            Management acts as investment manager
                                                            and administrator (three since 2000,
                                                            four since 2002, three since 2003, four
                                                            since 2004 and one since 2005).

Maxine L. Gerson (55)       Chief Legal Officer since 2005  Senior Vice President, Neuberger Berman
                            (only for purposes of sections  since 2002; Deputy General Counsel and
                            307 and 406 of the              Assistant Secretary, Neuberger Berman
                            Sarbanes-Oxley Act of 2002)     since 2001; formerly, Vice President,
                                                            Neuberger Berman, 2001 to 2002;
                                                            formerly, Associate General Counsel,
                                                            Neuberger Berman, 2001; formerly,
                                                            Counsel, Neuberger Berman, 2000;
                                                            Secretary and General Counsel, NB
                                                            Management since 2004.

Sheila R. James (40)        Assistant Secretary since 2002  Employee, Neuberger Berman since 1999;
                                                            formerly, Employee, NB Management, 1991
                                                            to 1999; Assistant Secretary, fifteen
                                                            registered investment companies for
                                                            which NB Management acts as investment
                                                            manager and administrator (seven since
                                                            2002, three since 2003, four since 2004
                                                            and one since 2005).

Kevin Lyons (50)            Assistant Secretary since 2003  Employee, Neuberger Berman since 1999;
                                                            formerly, Employee, NB Management, 1993
                                                            to 1999; Assistant Secretary, fifteen
                                                            registered investment companies for
                                                            which NB Management acts as investment
                                                            manager and administrator (ten since
                                                            2003, four since 2004 and one since
                                                            2005).

John M. McGovern (36)       Treasurer and Principal         Vice President, Neuberger Berman since
                            Financial and Accounting        2004; Employee, NB Management since
                            Officer since 2005; prior       1993; Treasurer and Principal Financial
                            thereto, Assistant Treasurer    and Accounting Officer, fifteen
                            since 2002                      registered investment companies for
                                                            which NB Management acts as investment
                                                            manager and administrator (fifteen since
                                                            2005); formerly, Assistant Treasurer,
                                                            fifteen registered investment companies
                                                            for which NB Management acts as
                                                            investment manager and administrator,
                                                            2002 to 2005.

                                   POSITION AND
NAME, AGE, AND ADDRESS (1)    LENGTH OF TIME SERVED (2)          PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------
Frank Rosato (35)           Assistant Treasurer since 2005  Vice President, Neuberger Berman since
                                                            2006; Employee, NB Management since
                                                            1995; Assistant Treasurer, fifteen
                                                            registered investment companies for
                                                            which NB Management acts as investment
                                                            manager and administrator (fifteen since
                                                            2005).

Frederic B. Soule (59)      Vice President since 2000       Senior Vice President, Neuberger Berman
                                                            since 2003; formerly, Vice President,
                                                            Neuberger Berman, 1999 to 2003;
                                                            formerly, Vice President, NB Management,
                                                            1995 to 1999; Vice President, fifteen
                                                            registered investment companies for
                                                            which NB Management acts as investment
                                                            manager and administrator (three since
                                                            2000, four since 2002, three since 2003,
                                                            four since 2004 and one since 2005).

Chamaine Williams (35)      Chief Compliance Officer since  Vice President, Lehman Brothers Inc.
                            2005                            since 2003; Chief Compliance Officer,
                                                            fifteen registered investment companies
                                                            for which NB Management acts as
                                                            investment manager and administrator
                                                            (fifteen since 2005); Chief Compliance
                                                            Officer, Lehman Brothers Asset
                                                            Management Inc. since 2003; Chief
                                                            Compliance Officer, Lehman Brothers
                                                            Alternative Investment Management LLC
                                                            since 2003; formerly, Vice President,
                                                            UBS Global Asset Management (US) Inc.
                                                            (formerly, Mitchell Hutchins Asset
                                                            Management, a wholly-owned subsidiary of
                                                            PaineWebber Inc.), 1997-2003.

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 21, 2005, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Focus Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services to be provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered, with respect to the Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated a report from Management and Neuberger that addressed specific factors designed to inform the Board's consideration of these and other issues. The Board also retained an independent consultant to provide additional data.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman provide, and has reviewed studies by independent firms engaged to review and evaluate the quality of brokerage execution received by the Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered the performance in relation to the degree of risk undertaken by the portfolio managers.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board received a detailed report from an independent consultant that compares the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered the range and average of the management fees and expense ratios of the peer group. The Board noted that the Fund's actual management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group median. In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for the Fund. The Board noted that Management incurred a loss on the Fund on an after-tax basis.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no comparable sub-advised funds or separate accounts.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period and the trend in profit or loss since the Fund's inception. The Board also carefully examined Management's cost allocation methodology and had an independent expert review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Fund was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; the performance of the Fund was satisfactory; that the Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

ANNUAL REPORT
DECEMBER 31, 2005


NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST


GROWTH PORTFOLIO(R)


B1015 02/06

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2005

GROWTH PORTFOLIO MANAGERS' COMMENTARY

The Neuberger Berman Advisers Management Trust (AMT) Growth Portfolio generated a positive return in 2005, outperforming its benchmark, the Russell Midcap Growth Index. The Portfolio ranked in the top 25% of its Lipper peer group, as strong stock selection and sector allocations enhanced performance relative to the benchmark.

Over the course of the year, impressive corporate earnings gains, a strong economy and healthy profit margins supported equity performance but were offset by the Federal Reserve's relentless increases in short-term interest rates. Energy was the best performing sector, reflecting record highs in crude oil prices due to increased Asian demand and a strong U.S. economy. Sectors tied to the consumer were generally the weakest of the year as personal income was squeezed by higher energy costs and interest rates.

For the Portfolio, the most significant contributors to performance were securities in the Financials, Energy and Health Care sectors. Within Financials, stocks that did well included business services companies such as the Chicago Mercantile Exchange and brokerage firms such as Legg Mason. Within Energy, names that did well included Peabody Energy and Canadian Natural Resources. Stock selection within Health Care benefited Portfolio results with Celgene, a particularly strong performer in 2005. Also additive to relative return were holdings in the Consumer Staples sector, including Whole Foods Market and Constellation Brands.

In aggregate, our sector allocation also contributed to performance, with Portfolio overweights in Telecom and Energy--two of 2005's best performing sectors--providing much of the value added.

Stock selection within Information Technology had the most negative impact on relative performance. Within this sector, various software companies showed weakness, while some business services companies also underperformed.

Moving forward, we believe that domestic consumers remain financially stretched. Real wage growth has been non-existent this economic cycle. Instead, consumer spending has been driven by strong housing gains and additional debt. Housing now contributes over 6% of GDP and is showing signs of slowing. Housing inventories are at a nine-year high and affordability has hit a new low. We do not expect a housing price collapse, but this major support for consumer spending is weakening, which could slow economic activity. Although data are somewhat ambiguous, there is evidence that U.S. economic growth is slowing. In contrast, foreign economies in Asia, Japan and even Europe are exhibiting increased economic activity. As such, we want the Portfolio to be tilted toward beneficiaries of global economic expansion and corporate spending and away from exposure to the beleaguered American consumer.

Throughout 2005, there was little change in our strategic position. However, at some point in the months ahead we expect to become more defensive and move up the market capitalization spectrum. For now, we want to let the past market leadership play out before making a change.

If, as we expect, the market progresses higher in the first part of the year, we currently anticipate making rotational changes into more traditional growth areas. Currently, Energy, Information Technology, Industrials and Health Care are all overweighted in the Portfolio while Consumer Staples and Discretionary, Utilities and Financials remain underweighted.

Sincerely,

              /s/ Jon D. Brorson

                JON D. BRORSON
             PORTFOLIO MANAGER AND
        GROWTH EQUITY GROUP TEAM LEADER

             /s/ Kenneth J. Turek

               KENNETH J. TUREK
              PORTFOLIO MANAGER

AVERAGE ANNUAL TOTAL RETURN(1)

                              GROWTH    RUSSELL MIDCAP(R)
                           PORTFOLIO            GROWTH(2)   RUSSELL MIDCAP(R)(2)    S&P 500(2)
1 YEAR                         13.50%               12.10%                 12.65%         4.91%
5 YEAR                         (3.57%)               1.38%                  8.45%         0.54%
10 YEAR                         6.06%                9.27%                 12.49%         9.07%
LIFE OF FUND                    9.76%                 N/A                  14.33%        12.77%

INCEPTION DATE            09/10/1984

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

[CHART]

COMPARISON OF A $10,000 INVESTMENT

VALUE AS OF 12/31/05

                              RUSSELL
                  GROWTH     MIDCAP(R)    RUSSELL
                PORTFOLIO     GROWTH     MIDCAP(R)   S&P 500
12/31/1995      $  10,000   $  10,000   $  10,000   $  10,000
12/31/1996      $  10,914   $  11,748   $  11,900   $  12,295
12/31/1997      $  14,080   $  14,396   $  15,352   $  16,395
12/31/1998      $  16,266   $  16,968   $  16,901   $  21,080
12/31/1999      $  24,463   $  25,670   $  19,983   $  25,515
12/31/2000      $  21,612   $  22,654   $  21,631   $  23,192
12/31/2001      $  15,050   $  18,089   $  20,415   $  20,438
12/31/2002      $  10,360   $  13,132   $  17,111   $  15,923
12/31/2003      $  13,613   $  18,741   $  23,965   $  20,487
12/31/2004      $  15,874   $  21,642   $  28,810   $  22,715
12/31/2005      $  18,016   $  24,260   $  32,455   $  23,830

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Aerospace                                                  2.1%
Basic Materials                                            1.2
Biotechnology                                              4.9
Building, Construction & Furnishing                        0.3
Business Services                                          8.9
Business Services - IT Business Services                   0.5
Communications Equipment                                   2.1
Consumer Discretionary                                     3.8
Consumer Staples                                           1.6
Diagnostic Equipment                                       1.8
Electrical & Electronics                                   0.9
Energy                                                    11.6
Financial Services                                         5.6
Health Care                                                5.4
Industrial                                                 6.3
Insurance                                                  0.5
Leisure                                                    5.5
Medical Equipment                                          6.1
Metals                                                     0.6
Retail                                                     6.5
Semiconductors                                             9.3
Software                                                   2.4
Technology                                                 5.1
Telecommunications                                         4.5
Transportation                                             1.4
Utilities                                                  0.6
Short-Term Investments                                     7.7
Liabilities, less cash, receivables and
  other assets                                            (7.2)

ENDNOTES

(1). 13.50%, -3.57% and 6.06% were the average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2005. For the year ended December 31, 2005, the Portfolio ranked 31st out of 137 funds in the Lipper Mid-Cap Growth Variable Product Underlying Funds category. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the portfolio.

(2). The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

      The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

      The composition, industries and holdings of the Portfolio are subject to change.

      Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

      (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                 ACTUAL EXPENSES AND PERFORMANCE:   The first section of the table provides
                                                    information about actual account values
                                                    and actual expenses in dollars, based on
                                                    the fund's actual performance during the
                                                    period. You may use the information in
                                                    this line, together with the amount you
                                                    invested, to estimate the expenses you
                                                    paid over the period. Simply divide your
                                                    account value by $1,000 (for example, an
                                                    $8,600 account value divided by $1,000 =
                                                    8.6), then multiply the result by the
                                                    number in the first section of the table
                                                    under the heading entitled "Expenses
                                                    Paid During the Period" to estimate the
                                                    expenses you paid over the period.

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides
                                                    information about hypothetical account
                                                    values and hypothetical expenses based
                                                    on the fund's actual expense ratio and
                                                    an assumed rate of return at 5% per year
                                                    before expenses. This return is not the
                                                    fund's actual return. The hypothetical
                                                    account values and expenses may not be
                                                    used to estimate the actual ending
                                                    account balance or expenses you paid for
                                                    the period. You may use this information
                                                    to compare the ongoing costs of
                                                    investing in this fund versus other
                                                    funds. To do so, compare the expenses
                                                    shown in this 5% hypothetical example
                                                    with the 5% hypothetical examples that
                                                    appear in the shareholder reports of
                                                    other funds.

EXPENSE INFORMATION As of 12/31/05 (Unaudited)

        NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GROWTH PORTFOLIO

                                                                BEGINNING          ENDING        EXPENSES PAID
        ACTUAL                                              ACCOUNT VALUE   ACCOUNT VALUE   DURING THE PERIOD*
        CLASS I                                             $       1,000   $    1,114.80   $             5.44

        HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
        CLASS I                                             $       1,000   $    1,020.06   $             5.19

      * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

     ** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS GROWTH PORTFOLIO

NUMBER OF SHARES                                         MARKET VALUE +
COMMON STOCKS (99.5%)

AEROSPACE (2.1%)
         32,500   Precision Castparts                   $     1,683,825
         51,000   Rockwell Collins                            2,369,970
                                                        ---------------
                                                              4,053,795

BASIC MATERIALS (1.2%)
         70,000   Airgas, Inc.                                2,303,000

BIOTECHNOLOGY (4.9%)
         60,500   Celgene Corp.                               3,920,400*
         55,000   Gilead Sciences                             2,894,650*
         25,000   Invitrogen Corp.                            1,666,000*
         17,500   Protein Design Labs                           497,350*
         25,000   Vertex Pharmaceuticals                        691,750*
                                                        ---------------
                                                              9,670,150

BUILDING, CONSTRUCTION & FURNISHING (0.3%)
          4,500   Eagle Materials                               550,620^

BUSINESS SERVICES (8.9%)
         65,000   Alliance Data Systems                       2,314,000*
         53,500   CB Richard Ellis Group                      3,148,475*^
         50,000   Corporate Executive Board                   4,485,000
         32,500   Getty Images                                2,901,275*^
         12,000   Iron Mountain                                 506,640*^
         22,000   Laureate Education                          1,155,220*^
         50,000   Monster Worldwide                           2,041,000*
         22,500   NAVTEQ                                        987,075*^
                                                        ---------------
                                                             17,538,685

BUSINESS SERVICES--IT BUSINESS SERVICES (0.5%)
         15,000   DST Systems                                   898,650*

COMMUNICATIONS EQUIPMENT (2.1%)
         25,000   ADC Telecommunications                        558,500*
         23,000   Harris Corp.                                  989,230
         85,000   Juniper Networks                            1,895,500*
         65,000   Tellabs, Inc.                                 708,500*
                                                        ---------------
                                                              4,151,730

CONSUMER DISCRETIONARY (3.8%)
         45,000   Advance Auto Parts                          1,955,700*
         24,500   Fortune Brands                              1,911,490
         25,500   Harman International
                    Industries                                2,495,175
         40,000   XM Satellite Radio Holdings                 1,091,200*
                                                        ---------------
                                                              7,453,565

CONSUMER STAPLES (1.6%)
         25,500   Shoppers Drug Mart                            961,868
         28,400   Whole Foods Market                          2,197,876
                                                        ---------------
                                                              3,159,744

DIAGNOSTIC EQUIPMENT (1.8%)
        106,000   Cytyc Corp.                                 2,992,380*^
          8,000   IDEXX Laboratories                            575,840*
                                                        ---------------
                                                              3,568,220

ELECTRICAL & ELECTRONICS (0.9%)
         50,000   Jabil Circuit                               1,854,500*

ENERGY (11.6%)
         42,500   Canadian Natural Resources            $     2,108,850
        105,000   Denbury Resources                           2,391,900*
         37,500   GlobalSantaFe Corp.                         1,805,625
         25,000   Maverick Tube                                 996,500*
         45,000   National-Oilwell Varco                      2,821,500*
         27,500   Peabody Energy                              2,266,550
         35,000   Quicksilver Resources                       1,470,350*^
         80,250   Range Resources                             2,113,785
         79,000   Smith International                         2,931,690
         90,000   XTO Energy                                  3,954,600
                                                        ---------------
                                                             22,861,350

FINANCIAL SERVICES (5.6%)
         10,000   Chicago Mercantile Exchange                 3,674,900
         24,500   Legg Mason                                  2,932,405
         48,000   Moody's Corp.                               2,948,160
         35,000   Nuveen Investments                          1,491,700
                                                        ---------------
                                                             11,047,165

HEALTH CARE (5.4%)
         20,000   American Healthways                           905,000*
         26,500   Cerner Corp.                                2,409,115*^
         22,500   Gen-Probe                                   1,097,775*
         20,700   IMS Health                                    515,844
         41,000   Omnicare, Inc.                              2,346,020
         73,500   VCA Antech                                  2,072,700*
         30,000   WellCare Health Plans                       1,225,500*
                                                        ---------------
                                                             10,571,954

INDUSTRIAL (6.3%)
         45,000   Danaher Corp.                               2,510,100
         65,800   Donaldson Co.                               2,092,440
         87,000   Fastenal Co.                                3,409,530^
         38,500   Rockwell International                      2,277,660
         28,500   W.W. Grainger                               2,026,350
                                                        ---------------
                                                             12,316,080

INSURANCE (0.5%)
         27,000   Endurance Specialty Holdings                  967,950

LEISURE (5.5%)
         45,500   Gaylord Entertainment                       1,983,345*^
         30,000   Hilton Hotels                                 723,300
         39,500   Marriott International                      2,645,315
         40,000   Scientific Games Class A                    1,091,200*
         63,000   Station Casinos                             4,271,400
                                                        ---------------
                                                             10,714,560

MEDICAL EQUIPMENT (6.1%)

         55,000   C. R. Bard                                  3,625,600
         21,200   Hologic, Inc                                  803,904*
         59,500   Kyphon, Inc.                                2,429,385*^
         62,000   ResMed, Inc.                                2,375,220*
         56,500   Varian Medical
                    Systems                                   2,844,210*^
                                                        ---------------
                                                             12,078,319

See Notes to Schedule of Investments

NUMBER OF SHARES                                         MARKET VALUE +
METALS (0.6%)
          7,500   Phelps Dodge                          $     1,079,025

RETAIL (6.5%)
         60,000   AnnTaylor Stores                            2,071,200*
        135,000   Coach, Inc.                                 4,500,900*
         38,000   Michaels Stores                             1,344,060
         89,000   Nordstrom, Inc.                             3,328,600
         23,500   Tiffany & Co.                                 899,815
         12,500   Williams-Sonoma                               539,375*
                                                        ---------------
                                                             12,683,950

SEMICONDUCTORS (9.3%)
         27,500   Advanced Micro Devices                        841,500*
         35,000   Analog Devices                              1,255,450
         35,000   Broadcom Corp.                              1,650,250*
         11,000   KLA-Tencor                                    542,630
         26,500   Linear Technology                             955,855
         54,500   Marvell Technology Group                    3,056,905*
         70,000   MEMC Electronic Materials                   1,551,900*
         74,000   Microchip Technology                        2,379,100
        120,100   Microsemi Corp.                             3,321,966*^
         70,000   National Semiconductor                      1,818,600
         22,500   Varian Semiconductor Equipment                988,425*
                                                        ---------------
                                                             18,362,581

SOFTWARE (2.4%)
         54,100   Autodesk, Inc.                              2,323,595
         35,000   McAfee, Inc.                                  949,550*^
         45,000   Salesforce.com, Inc.                        1,442,250*
                                                        ---------------
                                                              4,715,395

TECHNOLOGY (5.1%)
         88,500   Activision, Inc.                            1,215,990*
         19,000   Agilent Technologies                          632,510*
         28,500   Akamai Technologies                           568,005*
         26,500   CACI International                          1,520,570*
         90,000   Cognizant Technology Solutions              4,531,500*
         26,500   Comverse Technology                           704,635*
         20,000   Logitech International ADR                    935,400*^
                                                        ---------------
                                                             10,108,610

TELECOMMUNICATIONS (4.5%)
         85,000   American Tower                              2,303,500*
         82,000   Leap Wireless International                 3,106,160*
         38,500   Nextel Partners                             1,075,690*
         56,000   NII Holdings                                2,446,080*
                                                        ---------------
                                                              8,931,430

TRANSPORTATION (1.4%)
         73,000   C. H. Robinson Worldwide                    2,703,190

UTILITIES (0.6%)
         30,000   Energen Corp.                               1,089,600

TOTAL COMMON STOCKS
(COST $129,850,657)                                         195,433,818
                                                        ---------------
SHORT-TERM INVESTMENTS (7.7%)
     15,193,101   Neuberger Berman Securities
                    Lending Quality Fund, LLC           $    15,193,101++

TOTAL SHORT-TERM INVESTMENTS
(COST $15,193,101)                                           15,193,101#
                                                        ---------------
TOTAL INVESTMENTS (107.2%)
(COST $145,043,758)                                         210,626,919##
Liabilities, less cash, receivables and other
  assets [(7.2%)]                                           (14,086,078)
                                                        ---------------
TOTAL NET ASSETS (100.0%)                               $   196,540,841
                                                        ---------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS GROWTH PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#   At cost, which approximates market value.

## At December 31, 2005, the cost of investments for U.S. Federal income tax purposes was $145,514,474. Gross unrealized appreciation of investments was $66,087,147 and gross unrealized depreciation of investments was $974,702, resulting in net unrealized appreciation of $65,112,445, based on cost for U.S. Federal income tax purposes.

*   Non-income producing security.

^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                 GROWTH
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                    PORTFOLIO
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE*+
       (NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                           $       195,433,818
     Affiliated issuers                                                                      15,193,101
-------------------------------------------------------------------------------------------------------
                                                                                            210,626,919
     Dividends and interest receivable                                                           57,682
     Receivable for securities lending income (Note A)                                           59,852
     Receivable for securities sold                                                           1,890,482
     Receivable for Fund shares sold                                                          1,291,304
     Prepaid expenses and other assets                                                            4,791
-------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                213,931,030
-------------------------------------------------------------------------------------------------------
LIABILITIES
     Due to custodian                                                                         1,850,700
     Payable for collateral on securities loaned (Note A)                                    15,193,101
     Payable for securities purchased                                                            53,254
     Payable for Fund shares redeemed                                                            12,690
     Payable to investment manager--net (Notes A & B)                                            93,271
     Payable to administrator (Note B)                                                           50,890
     Payable for securities lending fees (Note A)                                                48,840
     Accrued expenses and other payables                                                         87,443
-------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                            17,390,189
-------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                 $       196,540,841
-------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
     Paid-in capital                                                                $       393,747,529
     Accumulated net realized gains (losses) on
       investments                                                                         (262,789,824)
-------------------------------------------------------------------------------------------------------
     Net unrealized appreciation (depreciation) in
       value of investments                                                                  65,583,136
-------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                 $       196,540,841
-------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                            14,250,762
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                            $             13.79
-------------------------------------------------------------------------------------------------------
+SECURITIES ON LOAN, AT MARKET VALUE:
     Unaffiliated issuers                                                           $        14,711,707

*COST OF INVESTMENTS:
     Unaffiliated issuers                                                           $       129,850,657
     Affiliated issuers                                                                      15,193,101
-------------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                           $       145,043,758
-------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS

                                                                                                 GROWTH
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                    PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                               $           754,982
Income from securities loaned--(affiliated issuers $160,516) (Notes A & F)                       87,132
Income from investments in affiliated issuers (Note F)                                           10,867
Foreign taxes withheld                                                                           (3,115)
-------------------------------------------------------------------------------------------------------
Total income                                                                                    849,866
-------------------------------------------------------------------------------------------------------
EXPENSES:
Investment management fee (Notes A & B)                                                       1,071,808
Administration fee (Note B)                                                                     584,622
Audit fees                                                                                       38,455
Custodian fees (Note B)                                                                         107,321
Insurance expense                                                                                10,091
Legal fees                                                                                       44,650
Shareholder reports                                                                              62,577
Shareholder servicing agent fees                                                                    270
Trustees' fees and expenses                                                                      29,836
Miscellaneous                                                                                     4,976
-------------------------------------------------------------------------------------------------------
Total expenses                                                                                1,954,606
Investment management fee waived (Note A)                                                          (292)
Expenses reduced by custodian fee expense offset and commission recapture
  arrangements (Note B)                                                                         (24,637)
-------------------------------------------------------------------------------------------------------
Total net expenses                                                                            1,929,677
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                 (1,079,811)
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
     Sales of investment securities of unaffiliated issuers                                  21,549,186
     Foreign currency                                                                                61
Change in net unrealized appreciation (depreciation) in value of:
     Unaffiliated investment securities                                                       3,712,409
     Foreign currency                                                                               (69)
     --------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                               25,261,587
-------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     $        24,181,776
-------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                            GROWTH PORTFOLIO
                                                                    -------------------------------
                                                                              YEAR             YEAR
                                                                             ENDED            ENDED
                                                                      DECEMBER 31,     DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                    2005             2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                        $   (1,079,811)  $   (1,041,745)
Net realized gain (loss) on investments                                 21,549,247       15,038,319
Change in net unrealized appreciation
  (depreciation) of investments                                          3,712,340       17,202,489
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                             24,181,776       31,199,063
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                7,527,312        8,526,677
Payments for shares redeemed                                           (43,306,792)     (46,456,630)
---------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share
  transactions                                                         (35,779,480)     (37,929,953)
---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                  (11,597,704)      (6,730,890)
NET ASSETS:
Beginning of year                                                      208,138,545      214,869,435
---------------------------------------------------------------------------------------------------
End of year                                                         $  196,540,841   $  208,138,545
---------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at
  end of year                                                       $           --   $           --
---------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS GROWTH PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2005 was $925.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2005, permanent differences resulting primarily from different book and tax accounting for net operating losses and foreign currency gains and losses, were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     As of December 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis was as follows:

            UNDISTRIBUTED       UNREALIZED             LOSS
                 ORDINARY     APPRECIATION     CARRYFORWARDS
            INCOME (LOSS)   (DEPRECIATION)     AND DEFERRALS              TOTAL
            $          --   $   65,112,422   $  (262,319,110)  $   (197,206,688)

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and capital loss carryforwards.

     To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2005, the Fund had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:

                                                   EXPIRING IN:
                                                           2009             2010
                                                 $  192,199,313   $   70,119,797

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which

     Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Neuberger Agreement") on July 1, 2004 with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acted as the Fund's lending agent. Under the Neuberger Agreement, Neuberger guaranteed a certain amount of revenue to the Fund and received any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended December 31, 2005, Neuberger received revenue under the Neuberger Agreement of $14,794.

     Effective September 13, 2005, the Fund entered into new securities lending arrangements using a third party, eSecLending, to secure bids. Pursuant to such arrangements, eSecLending currently acts as agent for the Fund arranging principals to guarantee a certain amount of revenue to the Fund.

     Under the Neuberger Agreement and the new securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Income from the lending program represents income earned on the cash collateral and the guaranteed amount, less fees and expenses associated with the loans. These amounts are reflected in the Statement of Operations under the caption "Income from securities loaned (affiliated issuers)."

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime

     Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2005, management fees waived under this Arrangement amounted to $292 and is reflected in the Statement of Operations under the caption "Investment management fee waived." For the year ended December 31, 2005, income earned under this Arrangement amounted to $10,867 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund.

     Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2005, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2005, there was no reimbursement to Management under this agreement. At December 31, 2005, the Fund has no contingent liability to Management under this agreement.

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended December 31, 2005, the impact of this arrangement was a reduction of expenses of $23,973.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2005, the impact of this arrangement was a reduction of expenses of $664.

     NOTE C--SECURITIES TRANSACTIONS:

     During the year ended December 31, 2005, there were purchase and sale transactions (excluding short-term securities) of $103,222,697 and $143,186,452, respectively.

     During the year ended December 31, 2005, brokerage commissions on securities transactions amounted to $322,238, of which Neuberger received $200, Lehman received $51,477, and other brokers received $270,561.

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the years ended December 31, 2005 and December 31, 2004 was as follows:

                                            FOR THE YEAR ENDED DECEMBER 31,
                                                  2005                 2004
     SHARES SOLD                               586,157              794,788
     SHARES REDEEMED                        (3,464,321)          (4,284,573)
                                            ----------           ----------

     TOTAL                                  (2,878,164)          (3,489,785)
                                            ----------           ----------

     NOTE E--LINE OF CREDIT:

     At December 31, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears.

     No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2005. During the year ended December 31, 2005, the Fund did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                                      INCOME FROM
                                                                                                                      INVESTMENTS
                                        BALANCE OF                                    BALANCE OF                               IN
                                            SHARES                          GROSS         SHARES                       AFFILIATED
                                              HELD           GROSS          SALES           HELD             VALUE        ISSUERS
                                      DECEMBER 31,       PURCHASES            AND   DECEMBER 31,      DECEMBER 31,    INCLUDED IN
     NAME OF ISSUER                           2004   AND ADDITIONS     REDUCTIONS           2005              2005   TOTAL INCOME
     Neuberger Berman Securities
     Lending Quality Fund, LLC**        39,393,450     894,967,100    919,167,449     15,193,101   $    15,193,101   $    160,516

     Neuberger Berman Prime
     Money Fund Trust Class***                   1      36,843,273     36,843,274              0                 0         10,867
                                                                                                   ---------------   ------------
     TOTAL                                                                                         $    15,193,101   $    171,383
                                                                                                   ===============   ============

     *    Affiliated issuers, as defined in the 1940 Act.

     ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board. Because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

     *** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

FINANCIAL HIGHLIGHTS GROWTH PORTFOLIO

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

                                                                          YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------------------------
                                                          2005          2004          2003          2002          2001
NET ASSET VALUE, BEGINNING OF YEAR                   $   12.15     $   10.42     $    7.93     $   11.52     $   30.65
                                                     ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)**                            (.07)         (.06)         (.05)         (.06)         (.07)
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                         1.71          1.79          2.54         (3.53)        (7.41)
                                                     ---------     ---------     ---------     ---------     ---------
TOTAL FROM INVESTMENT OPERATIONS                          1.64          1.73          2.49         (3.59)        (7.48)
                                                     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                                           --            --            --            --        (11.65)
                                                     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF YEAR                         $   13.79     $   12.15     $   10.42     $    7.93     $   11.52
                                                     ---------     ---------     ---------     ---------     ---------
TOTAL RETURN++                                          +13.50%       +16.60%       +31.40%       -31.16%       -30.36%
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                $   196.5     $   208.1     $   214.9     $   185.8     $   356.2
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#            1.00%          .96%          .94%          .96%          .89%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                .99%^         .94%^         .93%^         .96%          .89%
RATIO OF NET INVESTMENT INCOME (LOSS) TO
   AVERAGE NET ASSETS                                     (.55%)        (.51%)        (.58%)        (.65%)        (.50%)
PORTFOLIO TURNOVER RATE                                     53%           83%          149%           97%           91%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS GROWTH PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

** Calculated based on the average number of shares outstanding during each fiscal period.

^ After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                              FOR THE YEAR ENDED DECEMBER 31,
                                                2005        2004         2003
                                                0.99%       0.94%        0.93%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 10, 2006

TRUSTEES AND OFFICERS

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling
(800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN
                             POSITION AND                                      FUND COMPLEX
                            LENGTH OF TIME                                      OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)    SERVED (2)      PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon (75)            Trustee since   Consultant. Formerly, Chairman,          48         Independent Trustee or Director
                            2000            CDC Investment Advisers                             of three series of Oppenheimer
                                            (registered investment adviser),                    Funds: Limited Term New York
                                            1993 to January 1999; formerly,                     Municipal Fund, Rochester Fund
                                            President and Chief Executive                       Municipals, and Oppenheimer
                                            Officer, AMA Investment                             Convertible Securities Fund,
                                            Advisors, an affiliate of the                       since 1992.
                                            American Medical Association.

Faith Colish (70)           Trustee since   Counsel, Carter Ledyard &                48         Director, American Bar
                            1984            Milburn LLP (law firm) since                        Retirement Association (ABRA)
                                            October 2002; formerly,                             since 1997 (not-for-profit
                                            Attorney-at-Law and President,                      membership association).
                                            Faith Colish, A Professional
                                            Corporation, 1980 to 2002.

C. Anne Harvey (68)         Trustee since   Consultant, C.A. Harvey                  48         President, Board of Associates
                            1998            Associates since June 2001;                         to The National Rehabilitation
                                            formerly, Director, AARP, 1978                      Hospital's Board of Directors
                                            to December 2001.                                   since 2002; formerly, Member,
                                                                                                Individual Investors Advisory
                                                                                                Committee to the New York Stock
                                                                                                Exchange Board of Directors,
                                                                                                1998 to June 2002; formerly,
                                                                                                Member, American Savings
                                                                                                Education Council's Policy Board
                                                                                                (ASEC), 1998 to 2000; formerly,
                                                                                                Member, Executive Committee,
                                                                                                Crime Prevention Coalition of
                                                                                                America, 1997 to 2000.

Barry Hirsch (72)           Trustee since   Attorney-at-Law; formerly,               48         None.
                            2000            Senior Counsel, Loews
                                            Corporation (diversified
                                            financial corporation), May 2002
                                            to April 2003; formerly, Senior
                                            Vice President, Secretary and
                                            General Counsel, Loews
                                            Corporation.

                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN
                             POSITION AND                                      FUND COMPLEX
                            LENGTH OF TIME                                      OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)    SERVED (2)      PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (78)       Trustee since   Marcus Nadler Professor Emeritus         48         Director, The Caring Community
                            2000            of Finance and Economics, New                       (not-for-profit); formerly,
                                            York University Stern School of                     Director, DEL Laboratories, Inc.
                                            Business; formerly, Executive                       (cosmetics and pharmaceuticals),
                                            Secretary-Treasurer, American                       1978 to 2004; formerly,
                                            Finance Association, 1961 to                        Director, Apple Bank for
                                            1979.                                               Savings, 1979 to 1990; formerly,
                                                                                                Director, Western Pacific
                                                                                                Industries, Inc., 1972 to 1986
                                                                                                (public company).

Howard A. Mileaf (69)       Trustee since   Retired; formerly, Vice                  48         Director, WHX Corporation
                            1999            President and Special Counsel,                      (holding company) since August
                                            WHX Corporation (holding                            2002; Director, Webfinancial
                                            company), 1993 to 2001.                             Corporation (holding company)
                                                                                                since December 2002; Director,
                                                                                                State Theatre of New Jersey
                                                                                                (not-for-profit theater) since
                                                                                                2000; formerly, Director, Kevlin
                                                                                                Corporation (manufacturer of
                                                                                                microwave and other products).

Edward I. O'Brien (77)      Trustee since   Formerly, Member, Investment             48         Director, Legg Mason, Inc.
                            2000            Policy Committee, Edward Jones,                     (financial services holding
                                            1993 to 2001; President,                            company) since 1993; formerly,
                                            Securities Industry Association                     Director, Boston Financial Group
                                            ("SIA") (securities industry's                      (real estate and tax shelters),
                                            representative in government                        1993 to 1999.
                                            relations and regulatory matters
                                            at the federal and state
                                            levels), 1974 to 1992; Adviser
                                            to SIA, November 1992 to
                                            November 1993.

William E. Rulon (73)       Trustee since   Retired; formerly, Senior Vice           48         Director, Pro-Kids Golf and
                            2000            President, Foodmaker, Inc.                          Learning Academy (teach golf and
                                            (operator and franchiser of                         computer usage to "at risk"
                                            restaurants) until January 1997.                    children) since 1998; formerly,
                                                                                                Director, Prandium, Inc.
                                                                                                (restaurants), March 2001 to
                                                                                                July 2002.

                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN
                             POSITION AND                                      FUND COMPLEX
                            LENGTH OF TIME                                      OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)    SERVED (2)      PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (74)      Trustee since   Founding General Partner, Oxford         48         Director, Capital Cash
                            2000            Partners and Oxford Bioscience                      Management Trust (money market
                                            Partners (venture capital                           fund), Naragansett Insured
                                            partnerships) and President,                        Tax-Free Income Fund, Rocky
                                            Oxford Venture Corporation.                         Mountain Equity Fund, Prime Cash
                                                                                                Fund, several private companies
                                                                                                and QuadraMed Corporation
                                                                                                (NASDAQ).

Tom D. Seip (56)            Trustee since   General Partner, Seip                    48         Director, H&R Block, Inc.
                            2000; Lead      Investments LP (a private                           (financial services company)
                            Independent     investment partnership);                            since May 2001; Director,
                            Trustee         formerly, President and CEO,                        Forward Management, Inc. (asset
                            beginning       Westaff, Inc. (temporary                            management company) since 2001;
                            2006            staffing), May 2001 to January                      formerly, Director, General
                                            2002; formerly, Senior Executive                    Magic (voice recognition
                                            at the Charles Schwab                               software), 2001 to 2002;
                                            Corporation, 1983 to 1999,                          formerly, Director, E-Finance
                                            including Chief Executive                           Corporation (credit decisioning
                                            Officer, Charles Schwab                             services), 1999 to 2003;
                                            Investment Management, Inc. and                     formerly, Director,
                                            Trustee, Schwab Family of Funds                     Save-Daily.com (micro investing
                                            and Schwab Investments, 1997 to                     services), 1999 to 2003;
                                            1998, and Executive Vice                            formerly, Director, Offroad
                                            President-Retail Brokerage,                         Capital Inc. (private internet
                                            Charles Schwab Investment                           commerce company), 1999 to 2002.
                                            Management,1994 to 1997.

Candace L. Straight (58)    Trustee since   Private investor and consultant          48         Director, The Proformance
                            1999            specializing in the insurance                       Insurance Company (personal
                                            industry; formerly, Advisory                        lines property and casualty
                                            Director, Securitas Capital LLC                     insurance company) since March
                                            (a global private equity                            2004; Director, Providence
                                            investment firm dedicated to                        Washington (property and
                                            making investments in the                           casualty insurance company)
                                            insurance sector), 1998 to                          since December 1998; Director,
                                            December 2002.                                      Summit Global Partners
                                                                                                (insurance brokerage firm) since
                                                                                                October 2000.

                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN
                             POSITION AND                                      FUND COMPLEX
                            LENGTH OF TIME                                      OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)    SERVED (2)      PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (61)         Trustee since   Regional Manager for Atlanta             48         None.
                            1984            Region, Ford Motor Credit
                                            Company since August 1997;
                                            formerly, President, Ford Life
                                            Insurance Company, April 1995 to
                                            August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (65)        President and   Executive Vice President and             48         Director, Dale Carnegie and
                            Trustee since   Chief Investment Officer,                           Associates, Inc. (private
                            2002            Neuberger Berman Inc. (holding                      company) since 1998; Director,
                                            company) since 2002 and 2003,                       Emagin Corp. (public company)
                                            respectively; Managing Director                     since 1997; Director, Solbright,
                                            and Chief Investment Officer,                       Inc. (private company) since
                                            Neuberger Berman since December                     1998; Director, Infogate, Inc.
                                            2005 and 2003, respectively;                        (private company) since 1997;
                                            formerly, Executive Vice                            Director, Broadway Television
                                            President, Neuberger Berman,                        Network (private company) since
                                            December 2002 to 2005; Director                     2000.
                                            and Chairman, NB Management
                                            since December 2002; formerly,
                                            Executive Vice President,
                                            Citigroup Investments, Inc.,
                                            September 1995 to February 2002;
                                            formerly, Executive Vice
                                            President, Citigroup Inc.,
                                            September 1995 to February 2002.

                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN
                             POSITION AND                                      FUND COMPLEX
                            LENGTH OF TIME                                      OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)    SERVED (2)      PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (46)      Chairman of     Executive Vice President,                48         Director and Vice President,
                            the Board,      Neuberger Berman Inc. (holding                      Neuberger & Berman Agency, Inc.
                            Chief           company) since 1999; Head of                        since 2000; formerly, Director,
                            Executive       Neuberger Berman Inc.'s Mutual                      Neuberger Berman Inc. (holding
                            Officer and     Funds Business (since 1999) and                     company), October 1999 to March
                            Trustee since   Institutional Business (1999 to                     2003; Trustee, Frost Valley
                            2000;           October 2005); responsible for                      YMCA.
                            President       Managed Accounts Business and
                            and Chief       intermediary distribution since
                            Executive       October 2005; President and
                            Officer, 1999   Director, NB Management since
                            to 2000         1999; Managing Director,
                                            Neuberger Berman since 2005;
                                            formerly, Executive Vice
                                            President, Neuberger Berman,
                                            1999 to December 2005; formerly,
                                            Principal, Neuberger Berman,
                                            1997 to 1999; formerly, Senior
                                            Vice President, NB Management,
                                            1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                         POSITION AND
NAME, AGE, AND ADDRESS (1)         LENGTH OF TIME SERVED (2)                         PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------------------------------------
Andrew B. Allard (44)         Anti-Money Laundering Compliance     Senior Vice President, Neuberger Berman since 2006; Deputy
                              Officer since 2002                   General Counsel, Neuberger Berman since 2004; formerly, Vice
                                                                   President, Neuberger Berman, 2000 to 2006; formerly, Associate
                                                                   General Counsel, Neuberger Berman, 1999 to 2004; formerly,
                                                                   Associate General Counsel, NB Management, 1994 to 1999;
                                                                   Anti-Money Laundering Compliance Officer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002, three since 2003, four since 2004 and one since 2005).

Michael J. Bradler (36)       Assistant Treasurer since 2005       Vice President, Neuberger Berman since 2006; Employee, NB
                                                                   Management since 1997; Assistant Treasurer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005).

Claudia A. Brandon (49)       Secretary since 1985                 Vice President-Mutual Fund Board Relations, NB Management since
                                                                   2000 and Assistant Secretary since 2004; Vice President,
                                                                   Neuberger Berman since 2002 and Employee since 1999; formerly,
                                                                   Vice President, NB Management, 1986 to 1999; Secretary, fifteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004 and one since
                                                                   2005).

Robert Conti (49)             Vice President since 2000            Senior Vice President, Neuberger Berman since 2003; formerly,
                                                                   Vice President, Neuberger Berman, 1999 to 2003; Senior Vice
                                                                   President, NB Management since 2000; formerly, Controller, NB
                                                                   Management, 1994 to 1996; formerly, Treasurer, NB Management,
                                                                   1996 to 1999; Vice President, fifteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004 and one since 2005).

                                         POSITION AND
NAME, AGE, AND ADDRESS (1)         LENGTH OF TIME SERVED (2)                         PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------------------------------------
Brian J. Gaffney (52)         Vice President since 2000            Managing Director, Neuberger Berman since 1999; Senior Vice
                                                                   President, NB Management since 2000; formerly, Vice President,
                                                                   NB Management, 1997 to 1999; Vice President, fifteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004 and one since 2005).

Maxine L. Gerson (55)         Chief Legal Officer since 2005       Senior Vice President, Neuberger Berman since 2002; Deputy
                              (only for purposes of sections 307   General Counsel and Assistant Secretary, Neuberger Berman since
                              and 406 of the Sarbanes-Oxley Act    2001; formerly, Vice President, Neuberger Berman, 2001 to 2002;
                              of 2002)                             formerly, Associate General Counsel, Neuberger Berman, 2001;
                                                                   formerly, Counsel, Neuberger Berman, 2000; Secretary and
                                                                   General Counsel, NB Management since 2004.

Sheila R. James (40)          Assistant Secretary since 2002       Employee, Neuberger Berman since 1999; formerly, Employee, NB
                                                                   Management, 1991 to 1999; Assistant Secretary, fifteen
                                                                   registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002, three since 2003, four since 2004 and one since 2005).

Kevin Lyons (50)              Assistant Secretary since 2003       Employee, Neuberger Berman since 1999; formerly, Employee, NB
                                                                   Management, 1993 to 1999; Assistant Secretary, fifteen
                                                                   registered investment companies for which NB Management acts as investment manager and administrator (ten since 2003, four since 2004 and one since 2005).

John M. McGovern (36)         Treasurer and Principal Financial    Vice President, Neuberger Berman since 2004; Employee, NB
                              and Accounting Officer since 2005;   Management since 1993; Treasurer and Principal Financial and
                              prior thereto, Assistant Treasurer   Accounting Officer, fifteen registered investment companies for
                              since 2002                           which NB Management acts as investment manager and
                                                                   administrator (fifteen since 2005); formerly, Assistant
                                                                   Treasurer, fifteen registered investment companies for which NB
                                                                   Management acts as investment manager and administrator, 2002 to 2005.

                                         POSITION AND
NAME, AGE, AND ADDRESS (1)         LENGTH OF TIME SERVED (2)                         PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------------------------------------
Frank Rosato (35)             Assistant Treasurer since 2005       Vice President, Neuberger Berman since 2006; Employee, NB
                                                                   Management since 1995; Assistant Treasurer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005).

Frederic B. Soule (59)        Vice President since 2000            Senior Vice President, Neuberger Berman since 2003; formerly,
                                                                   Vice President, Neuberger Berman, 1999 to 2003; formerly, Vice
                                                                   President, NB Management, 1995 to 1999; Vice President, fifteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004 and one since
                                                                   2005).

Chamaine Williams (35)        Chief Compliance Officer since 2005  Vice President, Lehman Brothers Inc. since 2003; Chief
                                                                   Compliance Officer, fifteen registered investment companies for which NB Management acts as investment manager and
                                                                   administrator (fifteen since 2005); Chief Compliance Officer,
                                                                   Lehman Brothers Asset Management Inc. since 2003; Chief
                                                                   Compliance Officer, Lehman Brothers Alternative Investment
                                                                   Management LLC since 2003; formerly, Vice President, UBS Global
                                                                   Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset
                                                                   Management, a wholly-owned subsidiary of PaineWebber Inc.),
                                                                   1997-2003.

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 21, 2005, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Growth Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services to be provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered, with respect to the Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated a report from Management and Neuberger that addressed specific factors designed to inform the Board's consideration of these and other issues. The Board also retained an independent consultant to provide additional data.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman provide, and has reviewed studies by independent firms engaged to review and evaluate the quality of brokerage execution received by the Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the short-, intermediate- and long-term performance of the Fund, relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered long-term performance in relation to the degree of risk undertaken by the portfolio managers. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund. The Board noted that the Fund's performance has improved over the past year.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board received a detailed report from an independent consultant that compares the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered the range and average of the management fees and expense ratios of the peer group. The Board noted that the Fund's actual management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group median. In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for the Fund.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management with similar investment objectives, policies and strategies as the Fund. The Board compared the fees charged to a comparable sub-advised fund and a comparable separate account to the fees charged to the Fund at various asset levels. The Board considered the appropriateness and reasonableness of the differences between the fees charged between the Fund and the comparable sub-advised fund and separate account and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent expert review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Fund was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY


ANNUAL REPORT
DECEMBER 31, 2005


NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST


GUARDIAN PORTFOLIO


B1016 02/06

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2005

GUARDIAN PORTFOLIO MANAGER'S COMMENTARY

In 2005, a vibrant economy and strong corporate earnings growth failed to impress investors preoccupied by increasingly high energy costs and a seemingly never-ending series of Federal Reserve rate hikes. Although most stock market indices finished the year in positive territory, this was largely the result of the exceptional performance of Energy stocks and a few interest rate sensitive groups such as Homebuilders and Utilities.

We are pleased to report that the Neuberger Berman Advisers Management Trust
(AMT) Guardian Portfolio outperformed its S&P 500 and Russell 1000 Value benchmarks despite being underweighted in the stock market's top performing industry groups and sectors. With our holdings outperforming benchmark components in seven of ten economic sectors, stock selection deserves all the credit for the Portfolio's superior relative performance.

The Portfolio's Energy investments had the most positive impact on absolute and relative returns. The Portfolio was modestly underweighted in Energy versus the S&P 500, but our holdings outperformed by a substantial margin, with Newfield Exploration finishing number one on our top-ten contributors list. Led by longtime holding UnitedHealth Group, our third largest performance contributor, and Millipore, number six on our performance charts, the return of our Health Care sector investments more than tripled the S&P 500's sector components. Financial sector holdings such as Goldman Sachs, State Street and AMB Property, all of which made our top-ten list, enhanced performance. Led by Canadian National Railway, Industrial sector investments also delivered superior relative returns.

Although materially outperforming S&P 500 sector components, our Consumer Discretionary investments declined modestly. Gains in Toyota Motor Corp. and BorgWarner, Inc. among the stronger stocks in the troubled auto industry, helped offset declines in media holdings such as Liberty Media and Comcast Corp. The Portfolio's substantial underweighting in Utilities, the stock market's second best performing sector, penalized relative returns.

Technology was a mixed bag, with Texas Instruments and National Instruments near the top of our performance list and Dell, Teradyne and Altera near the bottom. Ever since the tech bubble burst in second quarter 2000, investors have been skittish about technology stocks, adequately rewarding good news but punishing companies that fall just short of consensus expectations. That's why, over the short term, equally high quality companies in the same industry sector such as semiconductor manufacturers Texas Instruments and Altera can be on opposite ends of the performance spectrum. The good thing that has come from investors' paranoia about tech stocks is that we have been able to find more great companies selling at attractive valuations.

It is no accident that the AMT Guardian Portfolio tends to be underweighted in the stock market's hottest sectors and overweighted in out-of-favor groups. We are in the business of buying high quality companies at discounted valuations and, consequently, are often leaning into the prevailing market winds. As long-term investors, we run the risk of being early in our stock calls, but are quite comfortable with this posture because we believe that our research-driven and valuation-sensitive investment process will translate into superior long-term results.

Looking ahead, while we have our worries, most notably the potential for wage/energy driven inflation and/or some destabilizing geopolitical event, we are cautiously optimistic about the prospects for stocks. Barring the unforeseeable, we believe that the economy will continue to expand and that corporate earnings will grow at a decent rate. With earnings growth outpacing stock price appreciation over the last two years, equity valuations have become more compelling. Also, the narrow performance of the 2005 market has resulted in a greater number of legitimate fundamental bargains in a broader range of industry groups. Finally, we believe that the type of high quality stable earners we favor will attract investor attention in what may be a slower growth economy in the year ahead.

Sincerely,

                               /s/ Arthur Moretti

                                 ARTHUR MORETTI
                                PORTFOLIO MANAGER

AVERAGE ANNUAL TOTAL RETURN(1)

                            GUARDIAN            GUARDIAN                   RUSSELL 1000(R)
                   PORTFOLIO CLASS I   PORTFOLIO CLASS S     S&P 500(2)           VALUE(2)
1 Year                          8.39%               8.15%          4.91%              7.05%
5 Year                          3.68%               3.51%          0.54%              5.28%
Life of Fund                    8.38%               8.27%          5.49%              7.80%

Inception Date            11/03/1997          08/02/2002

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

[CHART]

COMPARISON OF A $10,000 INVESTMENT

                GUARDIAN PORTFOLIO CLASS I     S&P 500     RUSSELL 1000(R) VALUE
11/3/1997              $     10,000         $     10,000       $     10,000
12/31/1997             $     10,520         $     10,642       $     10,747
12/31/1998             $     13,851         $     13,683       $     12,427
12/31/1999             $     15,920         $     16,562       $     13,339
12/31/2000             $     16,100         $     15,054       $     14,275
12/31/2001             $     15,857         $     13,267       $     13,477
12/31/2002             $     11,663         $     10,336       $     11,385
12/31/2003             $     15,368         $     13,299       $     14,804
12/31/2004             $     17,798         $     14,745       $     17,246
12/31/2005             $     19,291         $     15,468       $     18,463

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on Class I shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Automotive                                                                   4.4%
Banking & Financial                                                          3.9
Cable Systems                                                                6.3
Consumer Staples                                                             2.4
Defense                                                                      3.3
Energy                                                                       2.0
Financial Services                                                           7.2
Health Products & Services                                                   5.4
Industrial                                                                   4.4
Insurance                                                                    6.1
Media                                                                        5.7
Oil & Gas                                                                    3.5
Oil Services                                                                 0.5
Pharmaceutical                                                               5.4
Real Estate                                                                  1.5
Technology                                                                   7.2
Technology-Semiconductor                                                     8.8
Technology-Semiconductor Capital Equipment                                   3.0
Telecommunications                                                           3.7
Transportation                                                               3.6
Utilities                                                                    4.1
Waste Management                                                             4.3
Short-Term Investments                                                       4.1
Liabilities, less cash, receivables and other assets                        (0.8)

ENDNOTES

(1). For Class I, 8.39%, 3.68%, and 8.38% were the average annual total returns for the 1-, 5-year and since inception (11/03/97) periods ended December 31, 2005. For Class S, 8.15%, 3.51% and 8.27% were the average annual total returns for the 1-year, 5-year and since inception (11/03/97) periods ended December 31, 2005. Performance shown prior to August 2002 for the Class S shares is of the Class I shares, which has lower expenses and typically higher returns than Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the portfolio.

(2). The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest directly in many securities not included in the above-described indices.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                  ACTUAL EXPENSES AND PERFORMANCE:  The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the
                                                    Period" to estimate the expenses you paid over the period.

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:  The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

EXPENSE INFORMATION AS OF 12/31/05 (UNAUDITED)

          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GUARDIAN PORTFOLIO

                          BEGINNING         ENDING        EXPENSES PAID
          ACTUAL      ACCOUNT VALUE  ACCOUNT VALUE   DURING THE PERIOD*
          CLASS I      $      1,000   $   1,093.40         $       5.33
          CLASS S      $      1,000   $   1,093.00         $       6.59

          HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**

          CLASS I      $      1,000   $   1,020.11         $       5.14
          CLASS S      $      1,000   $   1,018.90         $       6.36

 * For each class of the fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS GUARDIAN PORTFOLIO

NUMBER OF SHARES                                                                       MARKET VALUE+
COMMON STOCKS (96.7%)

AUTOMOTIVE (4.4%)
      43,800                 BorgWarner, Inc.                                          $   2,655,594
      48,850                 Toyota Motor Corp. ADR                                        5,110,687
                                                                                       -------------
                                                                                           7,766,281

BANKING & FINANCIAL (3.9%)
     124,850                 State Street                                                  6,921,684

CABLE SYSTEMS (6.3%)
     151,450                 Comcast Corp. Class A Special                                 3,890,750*
     173,720                 Liberty Global Class A                                        3,908,700*
     151,420                 Liberty Global Class C                                        3,210,104*
                                                                                       -------------
                                                                                          11,009,554

CONSUMER STAPLES (2.4%)
      84,200                 Costco Wholesale                                              4,165,374

DEFENSE (3.3%)
      78,350                 L-3 Communications Holdings                                   5,825,323

ENERGY (2.0%)
      55,750                 BP PLC ADR                                                    3,580,265

FINANCIAL SERVICES (7.2%)
     113,100                 Citigroup, Inc.                                               5,488,743
      57,400                 Freddie Mac                                                   3,751,090
      27,400                 Goldman Sachs                                                 3,499,254
                                                                                       -------------
                                                                                          12,739,087

HEALTH PRODUCTS & SERVICES (5.4%)
      94,800                 Quest Diagnostics                                             4,880,304
      75,200                 UnitedHealth Group                                            4,672,928
                                                                                       -------------
                                                                                           9,553,232

INDUSTRIAL (4.4%)
     138,350                 Danaher Corp.                                                 7,717,163

INSURANCE (6.1%)
      29,500                 Progressive Corp.                                             3,445,010
     195,600                 Willis Group Holdings                                         7,225,464
                                                                                       -------------
                                                                                          10,670,474

MEDIA (5.7%)
     221,685                 Discovery Holding                                             3,358,528*
      35,500                 E.W. Scripps                                                  1,704,710
     634,856                 Liberty Media                                                 4,996,317*
                                                                                       -------------
                                                                                          10,059,555

OIL & GAS (3.5%)
      22,900                 Cimarex Energy                                                  984,929*^
     103,100                 Newfield Exploration                                          5,162,217*
                                                                                       -------------
                                                                                           6,147,146

OIL SERVICES (0.5%)
       8,900                 Schlumberger Ltd.                                               864,635

PHARMACEUTICAL (5.4%)
      53,500                 Millipore Corp.                                           $   3,533,140*
     112,900                 Novartis AG ADR                                               5,924,992
                                                                                       -------------
                                                                                           9,458,132

REAL ESTATE (1.5%)
      55,550                 AMB Property                                                  2,731,394

TECHNOLOGY (7.2%)
     171,700                 Dell, Inc.                                                    5,149,283*
     231,650                 National Instruments                                          7,424,382
                                                                                       -------------
                                                                                          12,573,665

TECHNOLOGY-SEMICONDUCTOR (8.8%)
     418,350                 Altera Corp.                                                  7,752,025*
     238,400                 Texas Instruments                                             7,645,488
                                                                                       -------------
                                                                                          15,397,513

TECHNOLOGY-SEMICONDUCTOR CAPITAL
EQUIPMENT (3.0%)
     358,200                 Teradyne, Inc.                                                5,218,974*

TELECOMMUNICATIONS (3.7%)
     300,200                 Vodafone Group ADR                                            6,445,294

TRANSPORTATION (3.6%)
      78,250                 Canadian National Railway                                     6,259,218

UTILITIES (4.1%)
     679,953                 National Grid                                                 6,643,499
      12,228                 National Grid ADR                                               595,381
                                                                                       -------------
                                                                                           7,238,880

WASTE MANAGEMENT (4.3%)
      79,400                 Republic Services                                             2,981,470
     151,050                 Waste Management                                              4,584,367
                                                                                       -------------
                                                                                           7,565,837

TOTAL COMMON STOCKS
(COST $128,088,752)                                                                      169,908,680
                                                                                       -------------
SHORT-TERM INVESTMENTS (4.1%)
   6,257,131                 Neuberger Berman Prime Money Fund
                              Trust Class                                                  6,257,131@
   1,007,600                 Neuberger Berman Securities Lending
                              Quality Fund, LLC                                            1,007,600++
                                                                                       -------------
TOTAL SHORT-TERM INVESTMENTS
(COST $7,264,731)                                                                          7,264,731#
                                                                                       -------------
TOTAL INVESTMENTS (100.8%)
(COST $135,353,483)                                                                      177,173,411##
Liabilities, less cash, receivables and other assets [(0.8%)]                             (1,458,366)
                                                                                       -------------
TOTAL NET ASSETS (100.0%)                                                              $ 175,715,045
                                                                                       -------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS GUARDIAN PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#   At cost, which approximates market value.

## At December 31, 2005, the cost of investments for U.S. Federal income tax purposes was $135,618,882. Gross unrealized appreciation of investments was $42,343,750 and gross unrealized depreciation of investments was $789,221, resulting in net unrealized appreciation of $41,554,529, based on cost for U.S. Federal income tax purposes.

*   Non-income producing security.

^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                            GUARDIAN
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                                 PORTFOLIO
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                                             $  169,908,680
     Affiliated issuers                                                                                    7,264,731
--------------------------------------------------------------------------------------------------------------------
                                                                                                         177,173,411
     Foreign currency                                                                                         14,131
     Dividends and interest receivable                                                                       351,013
     Receivable for securities lending income (Note A)                                                        31,692
     Receivable for securities sold                                                                          916,910
     Receivable for Fund shares sold                                                                          86,436
     Prepaid expenses and other assets                                                                           342
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                             178,573,935
--------------------------------------------------------------------------------------------------------------------

LIABILITIES
     Due to custodian                                                                                        393,426
     Payable for collateral on securities loaned (Note A)                                                  1,007,600
     Payable for securities purchased                                                                      1,184,847
     Payable for Fund shares redeemed                                                                         38,185
     Payable to investment manager--net (Notes A & B)                                                         80,958
     Payable to administrator--net (Note B)                                                                   44,414
     Payable for securities lending fees (Note A)                                                             31,419
     Accrued expenses and other payables                                                                      78,041
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                          2,858,890
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                                   $  175,715,045
--------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
     Paid-in capital                                                                                  $  158,972,314
     Undistributed net investment income (loss)                                                            1,039,483
     Accumulated net realized gains (losses) on investments                                              (26,115,754)
     Net unrealized appreciation (depreciation) in value of investments                                   41,819,002
     ---------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                                   $  175,715,045
--------------------------------------------------------------------------------------------------------------------

NET ASSETS
     Class I                                                                                          $  175,268,600
     Class S                                                                                                 446,445

SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Class I                                                                                              10,013,226
     Class S                                                                                                  25,485

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Class I                                                                                          $        17.50
     Class S                                                                                                   17.52

+SECURITIES ON LOAN, AT MARKET VALUE:
     Unaffiliated issuers                                                                             $      978,746
     ---------------------------------------------------------------------------------------------------------------

*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                             $  128,088,752
     Affiliated issuers                                                                                    7,264,731

TOTAL COST OF INVESTMENTS                                                                             $  135,353,483
--------------------------------------------------------------------------------------------------------------------

TOTAL COST OF FOREIGN CURRENCY                                                                        $       14,135
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS

                                                                                                            GUARDIAN
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                                 PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                                                 $    2,803,710
Interest income--unaffiliated issuers                                                                            177
Income from securities loaned--affiliated issuers (Note F)                                                    17,601
Income from investments in affiliated issuers (Note F)                                                       111,138
Foreign taxes withheld                                                                                       (62,503)
--------------------------------------------------------------------------------------------------------------------
Total income                                                                                               2,870,123
--------------------------------------------------------------------------------------------------------------------
EXPENSES:

Investment management fee (Notes A & B)                                                                      925,114
Administration fee (Note B):
     Class I                                                                                                 503,570
     Class S                                                                                                   1,037
Distribution fees (Note B):
     Class S                                                                                                     864
Audit fees                                                                                                    38,437
Custodian fees (Note B)                                                                                      102,616
Insurance expense                                                                                              8,569
Legal fees                                                                                                    37,747
Shareholder reports                                                                                           41,567
Shareholder servicing agent fees                                                                                 428
Trustees' fees and expenses                                                                                   29,785
Miscellaneous                                                                                                  4,323
--------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                             1,694,057
Expenses reimbursed by administrator (Note B)                                                                    (61)
Investment management fee waived (Note A)                                                                     (2,888)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)              (10,299)
--------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                         1,680,809
--------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                               1,189,314
--------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
     Sales of investment securities of unaffiliated issuers                                               19,766,639
     Foreign currency                                                                                        (14,085)
Change in net unrealized appreciation (depreciation) in value of:
     Unaffiliated investment securities                                                                   (7,793,330)
     Foreign currency                                                                                           (540)
     ---------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                            11,958,684
--------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                       $   13,147,998
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      GUARDIAN PORTFOLIO
                                                                              --------------------------------
                                                                                        YEAR              YEAR
                                                                                       ENDED             ENDED
                                                                                DECEMBER 31,      DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                              2005              2004
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)                                                  $    1,189,314    $      410,846
Net realized gain (loss) on investments                                           19,752,554        10,562,557
Change in net unrealized appreciation (depreciation) of investments               (7,793,870)       13,245,052
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   13,147,998        24,218,455
--------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income:
     Class I                                                                        (254,084)         (201,368)
     ---------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                 (254,084)         (201,368)
--------------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold:
     Class I                                                                      27,119,201        21,432,013
     Class S                                                                         141,712           120,664
Proceeds from reinvestment of dividends and distributions:
     Class I                                                                         254,084           201,368
Payments for shares redeemed:
     Class I                                                                     (42,264,657)      (37,552,627)
     Class S                                                                         (12,984)          (14,269)
     ---------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                             (14,762,644)      (15,812,851)
--------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                                             (1,868,730)        8,204,236

NET ASSETS:

Beginning of year                                                                177,583,775       169,379,539
--------------------------------------------------------------------------------------------------------------
End of year                                                                   $  175,715,045    $  177,583,775
--------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year                     $    1,039,483    $      408,415
--------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS GUARDIAN PORTFOLIO

    NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Guardian Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

    The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2005 was $4,737.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on December 31, 2005, permanent differences resulting primarily from different book and tax accounting for distributions from real estate investment trusts, and foreign currency gains and losses, were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

    The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

        DISTRIBUTIONS PAID FROM:

                      ORDINARY INCOME                   TOTAL
                    2005           2004           2005           2004
            $    254,084   $    201,368   $    254,084   $    201,368

    As of December 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                               UNREALIZED            LOSS
           UNDISTRIBUTED     APPRECIATION   CARRYFORWARDS
         ORDINARY INCOME   (DEPRECIATION)   AND DEFERRALS          TOTAL
            $  1,039,483     $ 41,553,609   $ (25,850,361)  $ 16,742,731

    The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, return of capital distributions from real estate investment trusts, and capital loss carry forwards.

    To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2005, the Fund had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:

                                             EXPIRING IN:
                                                     2010           2011
                                            $  20,299,228   $  5,551,133

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Neuberger Agreement") on July 1, 2004 with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acted as the Fund's lending agent. Under the Neuberger Agreement, Neuberger guarantees a certain amount of revenue to the Fund and received any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended December 31, 2005, Neuberger received revenue under the Neuberger Agreement of $18,780.

    Under the Neuberger Agreement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

    Income from the lending program represents income earned on the cash collateral and the guaranteed amount, less fees and expenses associated with the loans. These amounts are reflected in the Statement of Operations under the caption "Income from securities loaned-affiliated issuers."

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2005, management fees waived under this Arrangement amounted to $2,888 and is reflected in the Statement of Operation under the caption "Investment management fee waived." For the year ended December 31, 2005, income earned under this Arrangement amounted to $111,138 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13 OTHER: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

    NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

    Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

    The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

    The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

    The Board adopted a non-fee distribution plan for the Fund's Class I.

    For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

    Management has contractually undertaken to reimburse the Fund's Class I and Class S shares for their operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                     REIMBURSEMENT FROM
                                                     MANAGEMENT FOR THE
                           EXPENSE                           YEAR ENDED
                     LIMITATION(1)   EXPIRATION       DECEMBER 31, 2005
    Class I              1.00%         12/31/08                  -
    Class S              1.25%         12/31/08          $      61

    (1) Expense limitation per annum of the respective class' average daily net assets.

    Each Respective class has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2005, there was no reimbursement to Management under these agreements. At December 31, 2005, Class S had a contingent liability of $61 to Management under these agreements which expires in 2008.

    Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

    The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended December 31, 2005, the impact of this arrangement was a reduction of expenses of $9,771.

    The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2005, the impact of this arrangement was a reduction of expenses of $528.

    NOTE C--SECURITIES TRANSACTIONS:

    During the year ended December 31, 2005, there were purchase and sale transactions (excluding short-term securities) of $52,450,514 and $66,288,295, respectively.

    During the year ended December 31, 2005, brokerage commissions on securities transactions amounted to $124,057, of which Neuberger received $0, Lehman received $22,653 and other brokers received $101,404.

    NOTE D--FUND SHARE TRANSACTIONS:

    Share activity for the years ended December 31, 2005 and December 31, 2004 was as follows:

    FOR THE YEAR ENDED DECEMBER 31, 2005

                                                          SHARES ISSUED ON
                                                           REINVESTMENT OF
                                                             DIVIDENDS AND       SHARES
                                            SHARES SOLD      DISTRIBUTIONS     REDEEMED        TOTAL
    CLASS I                                   1,602,969             15,325   (2,569,093)    (950,799)
    CLASS S                                       8,512                  -         (786)       7,726

    FOR THE YEAR ENDED DECEMBER 31, 2004

                                                          SHARES ISSUED ON
                                                           REINVESTMENT OF
                                                             DIVIDENDS AND       SHARES
                                            SHARES SOLD      DISTRIBUTIONS     REDEEMED        TOTAL
    CLASS I                                   1,465,738             13,945   (2,616,915)  (1,137,232)
    CLASS S                                       8,295                  -         (973)       7,322

    NOTE E--LINE OF CREDIT:

    At December 31, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to the line of credit at December 31, 2005. During the year ended December 31, 2005, the Fund did not utilize this line of credit.

    NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                        INCOME FROM
                                                                                                        INVESTMENTS
                               BALANCE OF                                  BALANCE OF                            IN
                                   SHARES                        GROSS         SHARES                    AFFILIATED
                                     HELD           GROSS        SALES           HELD          VALUE        ISSUERS
                             DECEMBER 31,       PURCHASES          AND   DECEMBER 31,   DECEMBER 31,    INCLUDED IN
    NAME OF ISSUER                   2004   AND ADDITIONS   REDUCTIONS           2005           2005   TOTAL INCOME
    Neuberger Berman
    Securities Lending
    Quality Fund, LLC **       12,113,700     370,399,176  381,505,276      1,007,600   $  1,007,600   $     17,601

    Neuberger Berman
    Prime Money Fund
    Trust Class***              5,483,289      52,532,711   51,758,869      6,257,131      6,257,131        111,138
                                                                                        ------------   ------------
    TOTAL                                                                               $  7,264,731   $    128,739
                                                                                        ============   ============

    *    Affiliated issuers, as defined in the 1940 Act.

    ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board. Because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

    *** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

FINANCIAL HIGHLIGHTS GUARDIAN PORTFOLIO

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                                      YEAR ENDED DECEMBER 31,
                                                                   ------------------------------------------------------------
CLASS I                                                                2005         2004         2003         2002         2001
NET ASSET VALUE, BEGINNING OF YEAR                                 $  16.17     $  13.98     $  10.70     $  14.64     $  15.93
                                                                   --------     --------     --------     --------     --------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)+++                                         .12          .04          .03          .10          .11
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)       1.24         2.17         3.36        (3.95)        (.33)
                                                                   --------     --------     --------     --------     --------
TOTAL FROM INVESTMENT OPERATIONS                                       1.36         2.21         3.39        (3.85)        (.22)
                                                                   --------     --------     --------     --------     --------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                                  (.03)        (.02)        (.11)        (.09)        (.07)
NET CAPITAL GAINS                                                         -            -            -            -        (1.00)
                                                                   --------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS                                                    (.03)        (.02)        (.11)        (.09)       (1.07)
                                                                   --------     --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR                                       $  17.50     $  16.17     $  13.98     $  10.70     $  14.64
                                                                   --------     --------     --------     --------     --------
TOTAL RETURN++                                                        +8.39%      +15.81%      +31.76%      -26.45%       -1.51%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                              $  175.3     $  177.3     $  169.2     $  140.3     $  190.8
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                         1.00%         .98%         .97%         .98%         .99%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS^^                          1.00%         .97%         .97%         .98%         .99%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS             .71%         .25%         .25%         .81%         .74%
PORTFOLIO TURNOVER RATE                                                  32%          24%          58%         147%          79%

                                                                                                            PERIOD FROM
                                                                                                        AUGUST 2, 2002^
                                                                        YEAR ENDED DECEMBER 31,         TO DECEMBER 31,
                                                                   --------------------------------     ---------------
CLASS S                                                                2005        2004        2003                2002
NET ASSET VALUE, BEGINNING OF PERIOD                               $  16.20    $  14.02    $  10.69     $         11.23
                                                                   --------    --------    --------     ---------------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)+++                                         .09         .00         .00                 .03
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)       1.23        2.18        3.35                (.57)
                                                                   --------    --------    --------     ---------------
TOTAL FROM INVESTMENT OPERATIONS                                       1.32        2.18        3.35                (.54)
                                                                   --------    --------    --------     ---------------

LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                                     -           -        (.02)                  -
                                                                   --------    --------    --------     ---------------
NET ASSET VALUE, END OF PERIOD                                     $  17.52    $  16.20    $  14.02     $         10.69
                                                                   --------    --------    --------     ---------------
TOTAL RETURN++                                                        +8.15%     +15.55%     +31.39%              -4.81%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                            $    0.4    $    0.3    $    0.1     $           0.1
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                         1.25%       1.23%       1.22%               1.24%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS^^                          1.24%       1.22%       1.22%               1.24%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS             .53%        .03%        .02%                .63%*
PORTFOLIO TURNOVER RATE                                                  32%         24%         58%                147%***

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS GUARDIAN PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower/higher if Management had not waived/recouped certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

^^ After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratios of net expenses to average daily net assets would have been:

                                                        YEAR ENDED DECEMBER 31,
                                                                           2001
     GUARDIAN PORTFOLIO CLASS I                                             .97%

     After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                                         YEAR ENDED DECEMBER 31,
                                                           2005             2004
     GUARDIAN PORTFOLIO CLASS I                            1.00%             .97%
     GUARDIAN PORTFOLIO CLASS S                            1.26%            1.22%

^    The date investment operations commenced.

+++ Calculated based on the average number of shares outstanding during each fiscal period.

*    Annualized.

**   Not annualized.

*** Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2002.

See Notes to Financial Highlights

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Guardian Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guardian Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 10, 2006

TRUSTEES AND OFFICERS

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling
(800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                              POSITION AND                                  FUND COMPLEX
                             LENGTH OF TIME                                 OVERSEEN BY        OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)    SERVED (2)    PRINCIPAL OCCUPATION(S) (3)  FUND TRUSTEE (4)      FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon (75)             Trustee since  Consultant. Formerly,                48        Independent Trustee or Director of
                             2000           Chairman, CDC Investment                       three series of Oppenheimer Funds:
                                            Advisers (registered                           Limited Term New York Municipal Fund,
                                            investment adviser), 1993 to                   Rochester Fund Municipals, and
                                            January 1999; formerly,                        Oppenheimer Convertible Securities
                                            President and Chief Executive                  Fund, since 1992.
                                            Officer, AMA Investment
                                            Advisors, an affiliate of the
                                            American Medical Association.

Faith Colish (70)            Trustee since  Counsel, Carter Ledyard &            48        Director, American Bar Retirement
                             1984           Milburn LLP (law firm) since                   Association (ABRA) since 1997
                                            October 2002; formerly,                        (not-for-profit membership
                                            Attorney-at-Law and                            association).
                                            President, Faith Colish, A
                                            Professional Corporation,
                                            1980 to 2002.

C. Anne Harvey (68)          Trustee since  Consultant, C.A. Harvey              48        President, Board of Associates to The
                             1998           Associates since June 2001;                    National Rehabilitation Hospital's
                                            formerly, Director, AARP,                      Board of Directors since 2002;
                                            1978 to December 2001.                         formerly, Member, Individual Investors
                                                                                           Advisory Committee to the New York
                                                                                           Stock Exchange Board of Directors, 1998
                                                                                           to June 2002; formerly, Member,
                                                                                           American Savings Education Council's
                                                                                           Policy Board (ASEC), 1998 to 2000;
                                                                                           formerly, Member, Executive Committee,
                                                                                           Crime Prevention Coalition of America,
                                                                                           1997 to 2000.

Barry Hirsch (72)            Trustee since  Attorney-at-Law; formerly,           48        None.
                             2000           Senior Counsel, Loews
                                            Corporation (diversified
                                            financial corporation), May
                                            2002 to April 2003; formerly,
                                            Senior Vice President,
                                            Secretary and General
                                            Counsel, Loews Corporation.

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                              POSITION AND                                  FUND COMPLEX
                             LENGTH OF TIME                                 OVERSEEN BY        OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)    SERVED (2)    PRINCIPAL OCCUPATION(S) (3)  FUND TRUSTEE (4)      FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (78)        Trustee since  Marcus Nadler Professor              48        Director, The Caring Community
                             2000           Emeritus of Finance and                        (not-for-profit); formerly, Director,
                                            Economics, New York                            DEL Laboratories, Inc. (cosmetics and
                                            University Stern School of                     pharmaceuticals), 1978 to 2004;
                                            Business; formerly, Executive                  formerly, Director, Apple Bank for
                                            Secretary-Treasurer, American                  Savings, 1979 to 1990; formerly,
                                            Finance Association, 1961 to                   Director, Western Pacific Industries,
                                            1979.                                          Inc., 1972 to 1986 (public company).

Howard A. Mileaf (69)        Trustee since  Retired; formerly, Vice              48        Director, WHX Corporation (holding
                             1999           President and Special                          company) since August 2002; Director,
                                            Counsel, WHX Corporation                       Webfinancial Corporation (holding
                                            (holding company), 1993 to                     company) since December 2002; Director,
                                            2001.                                          State Theatre of New Jersey
                                                                                           (not-for-profit theater) since 2000;
                                                                                           formerly, Director, Kevlin Corporation
                                                                                           (manufacturer of microwave and other
                                                                                           products).

Edward I. O'Brien (77)       Trustee since  Formerly, Member, Investment         48        Director, Legg Mason, Inc. (financial
                             2000           Policy Committee, Edward                       services holding company) since 1993;
                                            Jones, 1993 to 2001;                           formerly, Director, Boston Financial
                                            President, Securities                          Group (real estate and tax shelters),
                                            Industry Association ("SIA")                   1993 to 1999.
                                            (securities industry's
                                            representative in government
                                            relations and regulatory
                                            matters at the federal and
                                            state levels), 1974 to 1992;
                                            Adviser to SIA, November 1992
                                            to November 1993.

William E. Rulon (73)        Trustee since  Retired; formerly, Senior            48        Director, Pro-Kids Golf and Learning
                             2000           Vice President, Foodmaker,                     Academy (teach golf and computer usage
                                            Inc. (operator and franchiser                  to "at risk" children) since 1998;
                                            of restaurants) until January                  formerly, Director, Prandium, Inc.
                                            1997.                                          (restaurants), March 2001 to July 2002.

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                              POSITION AND                                  FUND COMPLEX
                             LENGTH OF TIME                                 OVERSEEN BY        OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)    SERVED (2)    PRINCIPAL OCCUPATION(S) (3)  FUND TRUSTEE (4)      FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (74)       Trustee since  Founding General Partner,            48        Director, Capital Cash Management Trust
                             2000           Oxford Partners and Oxford                     (money market fund), Naragansett
                                            Bioscience Partners (venture                   Insured Tax-Free Income Fund, Rocky
                                            capital partnerships) and                      Mountain Equity Fund, Prime Cash Fund,
                                            President, Oxford Venture                      several private companies and QuadraMed
                                            Corporation.                                   Corporation (NASDAQ).

Tom D. Seip (56)             Trustee since  General Partner, Seip                48        Director, H&R Block, Inc. (financial
                             2000; Lead     Investments LP (a private                      services company) since May 2001;
                             Independent    investment partnership);                       Director, Forward Management, Inc.
                             Trustee        formerly, President and CEO,                   (asset management company) since 2001;
                             beginning 2006 Westaff, Inc. (temporary                       formerly, Director, General Magic
                                            staffing), May 2001 to                         (voice recognition software), 2001 to
                                            January 2002; formerly,                        2002; formerly, Director, E-Finance
                                            Senior Executive at the                        Corporation (credit decisioning
                                            Charles Schwab Corporation,                    services), 1999 to 2003; formerly,
                                            1983 to 1999, including Chief                  Director, Save-Daily.com (micro
                                            Executive Officer, Charles                     investing services), 1999 to 2003;
                                            Schwab Investment Management,                  formerly, Director, Offroad Capital
                                            Inc. and Trustee, Schwab                       Inc. (private internet commerce
                                            Family of Funds and Schwab                     company), 1999 to 2002.
                                            Investments, 1997 to 1998,
                                            and Executive Vice
                                            President-Retail Brokerage,
                                            Charles Schwab Investment
                                            Management,1994 to 1997.

Candace L. Straight (58)     Trustee since  Private investor and                 48        Director, The Proformance Insurance
                             1999           consultant specializing in                     Company (personal lines property and
                                            the insurance industry;                        casualty insurance company) since March
                                            formerly, Advisory Director,                   2004; Director, Providence Washington
                                            Securitas Capital LLC (a                       (property and casualty insurance
                                            global private equity                          company) since December 1998; Director,
                                            investment firm dedicated to                   Summit Global Partners (insurance
                                            making investments in the                      brokerage firm) since October 2000.
                                            insurance sector), 1998 to
                                            December 2002.

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                              POSITION AND                                  FUND COMPLEX
                             LENGTH OF TIME                                 OVERSEEN BY        OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)    SERVED (2)    PRINCIPAL OCCUPATION(S) (3)  FUND TRUSTEE (4)      FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (61)          Trustee since  Regional Manager for Atlanta         48        None.
                             1984           Region, Ford Motor Credit
                                            Company since August 1997;
                                            formerly, President, Ford
                                            Life Insurance Company, April
                                            1995 to August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (65)         President and  Executive Vice President and         48        Director, Dale Carnegie and Associates,
                             Trustee since  Chief Investment Officer,                      Inc. (private company) since 1998;
                             2002           Neuberger Berman Inc.                          Director, Emagin Corp. (public company)
                                            (holding company) since 2002                   since 1997; Director, Solbright, Inc.
                                            and 2003, respectively;                        (private company) since 1998; Director,
                                            Managing Director and Chief                    Infogate, Inc. (private company) since
                                            Investment Officer, Neuberger                  1997; Director, Broadway Television
                                            Berman since December 2005                     Network (private company) since 2000.
                                            and 2003, respectively;
                                            formerly, Executive Vice
                                            President, Neuberger Berman,
                                            December 2002 to 2005;
                                            Director and Chairman, NB
                                            Management since December
                                            2002; formerly, Executive
                                            Vice President, Citigroup
                                            Investments, Inc., September
                                            1995 to February 2002;
                                            formerly, Executive Vice
                                            President, Citigroup Inc.,
                                            September 1995 to February
                                            2002.

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                              POSITION AND                                  FUND COMPLEX
                             LENGTH OF TIME                                 OVERSEEN BY        OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)    SERVED (2)    PRINCIPAL OCCUPATION(S) (3)  FUND TRUSTEE (4)      FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (46)       Chairman of    Executive Vice President,            48        Director and Vice President, Neuberger
                             the Board,     Neuberger Berman Inc.                          & Berman Agency, Inc. since 2000;
                             Chief          (holding company) since 1999;                  formerly, Director, Neuberger Berman
                             Executive      Head of Neuberger Berman                       Inc. (holding company), October 1999 to
                             Officer and    Inc.'s Mutual Funds Business                   March 2003; Trustee, Frost Valley YMCA.
                             Trustee since  (since 1999) and
                             2000;          Institutional Business (1999
                             President and  to October 2005); responsible
                             Chief          for Managed Accounts Business
                             Executive      and intermediary distribution
                             Officer, 1999  since October 2005; President
                             to 2000        and Director, NB Management
                                            since 1999; Managing
                                            Director, Neuberger Berman
                                            since 2005; formerly,
                                            Executive Vice President,
                                            Neuberger Berman, 1999 to
                                            December 2005; formerly,
                                            Principal, Neuberger Berman,
                                            1997 to 1999; formerly,
                                            Senior Vice President, NB
                                            Management, 1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                             POSITION AND
 NAME, AGE, AND ADDRESS (1)           LENGTH OF TIME SERVED (2)                         PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------------------------------------
Andrew B. Allard (44)        Anti-Money Laundering Compliance Officer      Senior Vice President, Neuberger Berman since 2006;
                             since 2002                                    Deputy General Counsel, Neuberger Berman since 2004;
                                                                           formerly, Vice President, Neuberger Berman, 2000 to
                                                                           2006; formerly, Associate General Counsel, Neuberger
                                                                           Berman, 1999 to 2004; formerly, Associate General
                                                                           Counsel, NB Management, 1994 to 1999; Anti-Money
                                                                           Laundering Compliance Officer, fifteen registered
                                                                           investment companies for which NB Management acts as
                                                                           investment manager and administrator (seven since 2002,
                                                                           three since 2003, four since 2004 and one since 2005).

Michael J. Bradler (36)      Assistant Treasurer since 2005                Vice President, Neuberger Berman since 2006; Employee,
                                                                           NB Management since 1997; Assistant Treasurer, fifteen
                                                                           registered investment companies for which NB Management
                                                                           acts as investment manager and administrator (fifteen
                                                                           since 2005).

Claudia A. Brandon (49)      Secretary since 1985                          Vice President-Mutual Fund Board Relations, NB
                                                                           Management since 2000 and Assistant Secretary since
                                                                           2004; Vice President, Neuberger Berman since 2002 and
                                                                           Employee since 1999; formerly, Vice President, NB
                                                                           Management, 1986 to 1999; Secretary, fifteen registered
                                                                           investment companies for which NB Management acts as
                                                                           investment manager and administrator (three since 2000,
                                                                           four since 2002, three since 2003, four since 2004 and
                                                                           one since 2005).

Robert Conti (49)            Vice President since 2000                     Senior Vice President, Neuberger Berman since 2003;
                                                                           formerly, Vice President, Neuberger Berman, 1999 to
                                                                           2003; Senior Vice President, NB Management since 2000;
                                                                           formerly, Controller, NB Management, 1994 to 1996;
                                                                           formerly, Treasurer, NB Management, 1996 to 1999; Vice
                                                                           President, fifteen registered investment companies for
                                                                           which NB Management acts as investment manager and
                                                                           administrator (three since 2000, four since 2002, three
                                                                           since 2003, four since 2004 and one since 2005).

                                             POSITION AND
 NAME, AGE, AND ADDRESS (1)           LENGTH OF TIME SERVED (2)                         PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------------------------------------
Brian J. Gaffney (52)        Vice President since 2000                     Managing Director, Neuberger Berman since 1999; Senior
                                                                           Vice President, NB Management since 2000; formerly,
                                                                           Vice President, NB Management, 1997 to 1999; Vice
                                                                           President, fifteen registered investment companies for
                                                                           which NB Management acts as investment manager and
                                                                           administrator (three since 2000, four since 2002, three
                                                                           since 2003, four since 2004 and one since 2005).

Maxine L. Gerson (55)        Chief Legal Officer since 2005 (only for      Senior Vice President, Neuberger Berman since 2002;
                             purposes of sections 307 and 406 of the       Deputy General Counsel and Assistant Secretary,
                             Sarbanes-Oxley Act of 2002)                   Neuberger Berman since 2001; formerly, Vice President,
                                                                           Neuberger Berman, 2001 to 2002; formerly, Associate
                                                                           General Counsel, Neuberger Berman, 2001; formerly,
                                                                           Counsel, Neuberger Berman, 2000; Secretary and General
                                                                           Counsel, NB Management since 2004.

Sheila R. James (40)         Assistant Secretary since 2002                Employee, Neuberger Berman since 1999; formerly,
                                                                           Employee, NB Management, 1991 to 1999; Assistant
                                                                           Secretary, fifteen registered investment companies for
                                                                           which NB Management acts as investment manager and
                                                                           administrator (seven since 2002, three since 2003, four
                                                                           since 2004 and one since 2005).

Kevin Lyons (50)             Assistant Secretary since 2003                Employee, Neuberger Berman since 1999; formerly,
                                                                           Employee, NB Management, 1993 to 1999; Assistant
                                                                           Secretary, fifteen registered investment companies for
                                                                           which NB Management acts as investment manager and
                                                                           administrator (ten since 2003, four since 2004 and one
                                                                           since 2005).

John M. McGovern (36)        Treasurer and Principal Financial and         Vice President, Neuberger Berman since 2004; Employee,
                             Accounting Officer since 2005; prior thereto, NB Management since 1993; Treasurer and Principal
                             Assistant Treasurer since 2002                Financial and Accounting Officer, fifteen registered
                                                                           investment companies for which NB Management acts as
                                                                           investment manager and administrator (fifteen since
                                                                           2005); formerly, Assistant Treasurer, fifteen
                                                                           registered investment companies for which NB Management
                                                                           acts as investment manager and administrator, 2002 to
                                                                           2005.

                                             POSITION AND
 NAME, AGE, AND ADDRESS (1)           LENGTH OF TIME SERVED (2)                         PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------------------------------------
Frank Rosato (35)            Assistant Treasurer since 2005                Vice President, Neuberger Berman since 2006; Employee,
                                                                           NB Management since 1995; Assistant Treasurer, fifteen
                                                                           registered investment companies for which NB Management
                                                                           acts as investment manager and administrator (fifteen
                                                                           since 2005).

Frederic B. Soule (59)       Vice President since 2000                     Senior Vice President, Neuberger Berman since 2003;
                                                                           formerly, Vice President, Neuberger Berman, 1999 to
                                                                           2003; formerly, Vice President, NB Management, 1995 to
                                                                           1999; Vice President, fifteen registered investment
                                                                           companies for which NB Management acts as investment
                                                                           manager and administrator (three since 2000, four since
                                                                           2002, three since 2003, four since 2004 and one since
                                                                           2005).

Chamaine Williams (35)       Chief Compliance Officer since 2005           Vice President, Lehman Brothers Inc. since 2003; Chief
                                                                           Compliance Officer, fifteen registered investment
                                                                           companies for which NB Management acts as investment
                                                                           manager and administrator (fifteen since 2005); Chief
                                                                           Compliance Officer, Lehman Brothers Asset Management
                                                                           Inc. since 2003; Chief Compliance Officer, Lehman
                                                                           Brothers Alternative Investment Management LLC since
                                                                           2003; formerly, Vice President, UBS Global Asset
                                                                           Management (US) Inc. (formerly, Mitchell Hutchins Asset
                                                                           Management, a wholly-owned subsidiary of PaineWebber
                                                                           Inc.), 1997-2003.

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 21, 2005, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Guardian Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services to be provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered, with respect to the Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated a report from Management and Neuberger that addressed specific factors designed to inform the Board's consideration of these and other issues. The Board also retained an independent consultant to provide additional data.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman provide, and has reviewed studies by independent firms engaged to review and evaluate the quality of brokerage execution received by the Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the short-, intermediate- and long-term performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered long-term performance in relation to the degree of risk undertaken by the portfolio managers. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund. The Board noted that the Fund's performance has improved over the past year.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board received a detailed report from an independent consultant that compares the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered the range and average of the management fees and expense ratios of the peer group. The Board noted that the Fund's actual management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group median. In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for the Fund.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no comparable sub-advised funds or separate accounts.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent expert review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Fund was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

ANNUAL REPORT
DECEMBER 31, 2005

NEUBERGER BERMAN

ADVISERS
MANAGEMENT
TRUST

HIGH
INCOME
BOND
PORTFOLIO

E0633 02/06

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2005

HIGH INCOME BOND PORTFOLIO Managers' Commentary

The Neuberger Berman Advisers Management Trust (AMT) High Income Bond Portfolio earned a 1.20% return in 2005, compared to a 2.81% return for the Lehman Brothers Intermediate Ba U.S. High Yield Index. The primary reason for this return shortfall was an overweight position in cyclical sectors at a time when these positions underperformed the overall market. This occurred primarily in the first half of the year. In the second half, the Portfolio performed essentially in line with the market index.

2005 IN REVIEW

The high yield market was volatile in 2005 largely due to changes in interest rates. With fears of higher inflation, a spike in Treasury rates, and Federal Reserve Chairman Greenspan's comments about a bond market "conundrum," high yield bonds declined in value. While interest rates were the main culprit, a modest increase in spreads over the course of the year also contributed to price declines. However, the attractive coupons associated with high yield securities more than offset any price declines and resulted in a positive overall return for the market.

A notable development in 2005 was the declining credit standing of companies in auto and auto-related sectors. In March 2005, General Motors revised its expectations for cash flow from positive $2 billion to negative $2 billion. This announcement focused investors' attention on credit risk, heightened expectations for a ratings downgrade of GM, and increased spread volatility across the credit markets. Ultimately, GM was downgraded to below-investment-grade in May 2005, followed by Ford's downgrade in the fourth quarter of the year.

2006 OUTLOOK

Looking ahead, we believe there are four factors that bode well for the high yield market. First, we anticipate that the Federal Reserve Board's tightening cycle will end in the first part of the year. Second, although default rates among lower quality issuers may experience a slight uptick, we believe that defaults will remain below historical norms. Third, credit fundamentals are appealing as corporations have strengthened their balance sheets. Finally, high yield issues continue to offer an attractive yield opportunity, which will help cushion any increase in spread levels.

STRATEGY

The Portfolio's strategy is three-pronged. First, it is weighted toward intermediate-duration bonds. The potential for increasing interest rates, coupled with a flat credit curve, suggest that a shorter duration with respect to interest rates and spreads may be appropriate. Second, the Portfolio's emphasis is on BB-rated issues due to the historically narrow spread differential between BB- and B-rated issues. Third, across sectors and issuers, the Portfolio is overweight industries with stable cash flows such as cable, media, health care and gaming. We currently intend for the Portfolio to continue the process started in 2005 of moving toward a more defensive posture with underweight positions in cyclical sectors including paper, metals and chemicals.

With regard to individual issue selection, we intend for the Portfolio to seek to avoid bond deals that focus on shareholder friendly transactions, such as leveraged buyouts, that are not typically advantageous for debt holders.

Sincerely,

                   /s/ Ann H. Benjamin     /s/ Thomas P. O'Reilly

                                 ANN H. BENJAMIN
                                       AND
                               THOMAS P. O'REILLY
                            SENIOR PORTFOLIO MANAGERS

AVERAGE ANNUAL TOTAL RETURN(1)

                                    HIGH INCOME       LEHMAN INTERMEDIATE Ba
                                      PORTFOLIO          US HIGH YIELD INDEX
1 YEAR                                     1.20%                        2.81%
LIFE OF FUND                               2.81%                        4.38%
INCEPTION DATE                       09/15/2004

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

[CHART]

COMPARISON OF A $10,000 INVESTMENT

                              HIGH INCOME      LEHMAN INTERMEDIATE Ba
                               PORTFOLIO         US HIGH YIELD INDEX
9/15/2004                   $        10,000   $                  10,000
10/31/2004                  $        10,090   $                  10,170
12/31/2004                  $        10,243   $                  10,282
2/28/2005                   $        10,345   $                  10,365
4/30/2005                   $         9,949   $                  10,094
6/30/2005                   $        10,264   $                  10,452
8/31/2005                   $        10,385   $                  10,578
10/31/2005                  $        10,308   $                  10,479
12/31/2005                  $        10,366   $                  10,571

VALUE AS OF 12/31/05

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

RATING SUMMARY

AAA/Government/Government Agency              0.0%
AA                                            0.0
A                                             0.0
BBB                                           2.1
BB                                           57.7
B                                            35.6
CCC                                           0.0
CC                                            0.0
C                                             0.0
D                                             0.0
Not Rated                                     0.0
Short Term                                    4.6

ENDNOTES

          1. 1.20% and 2.81% were the average annual total returns for the 1-year and since inception (9/15/04) periods ended December 31, 2005. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the portfolio.

          2. The Lehman Brothers Intermediate Ba U.S. High Yield Index is an unmanaged index comprised of BB rated bonds with maturities of less than 10 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of those indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio many invest in many securities not included in the above-described indices.

               The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

               The composition, industries and holdings of the Portfolio are subject to change.

               Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

               (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

          ACTUAL EXPENSES AND PERFORMANCE: The first section of the table provides information about actual
                                           account values and actual expenses in
                                           dollars, based on the fund's actual
                                           performance during the period. You
                                           may use the information in this line,
                                           together with the amount you
                                           invested, to estimate the expenses
                                           you paid over the period. Simply
                                           divide your account value by $1,000
                                           (for example, an $8,600 account value
                                           divided by $1,000 = 8.6), then
                                           multiply the result by the number in
                                           the first section of the table under
                                           the heading entitled "Expenses Paid
                                           During the Period" to estimate the
                                           expenses you paid over the period.

       HYPOTHETICAL EXAMPLE FOR COMPARISON The second section of the table
                                 PURPOSES: provides information about
                                           hypothetical account values and
                                           hypothetical expenses based on the
                                           fund's actual expense ratio and an
                                           assumed rate of return at 5% per year
                                           before expenses. This return is not
                                           the fund's actual return. The
                                           hypothetical account values and
                                           expenses may not be used to estimate
                                           the actual ending account balance or
                                           expenses you paid for the period. You
                                           may use this information to compare
                                           the ongoing costs of investing in
                                           this fund versus other funds. To do
                                           so, compare the expenses shown in
                                           this 5% hypothetical example with the
                                           5% hypothetical examples that appear
                                           in the shareholder reports of other
                                           funds.

EXPENSE INFORMATION As of 12/31/05 (Unaudited)

      NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST HIGH INCOME BOND PORTFOLIO

                                        BEGINNING            ENDING        EXPENSES PAID
      ACTUAL                        ACCOUNT VALUE     ACCOUNT VALUE   DURING THE PERIOD*
      CLASS S                       $       1,000     $    1,010.00   $             5.57

      HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**

      CLASS S                       $       1,000     $    1,019.66   $             5.60

      * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

      ** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS High Income Bond Portfolio

          PRINCIPAL AMOUNT                                                                 RATING ~              MARKET VALUE +
                                                                                    Moody's              S&P
          CORPORATE DEBT SECURITIES (96.7%)
          $   50,000 AES Corp., Senior Secured Notes, 8.75%, due 5/15/13             Ba3                 B+        $    54,437**
             100,000 Allied Waste North America, Inc., Guaranteed Senior
                     Secured Notes, Ser. B, 9.25%, due 9/1/12                        B2                  BB-           108,250
              25,000 American Real Estate Partners L.P., Senior Notes, 8.13%,
                     due 6/1/12                                                      Ba2                 BB             25,938
              50,000 AmeriGas Partners, L.P., Senior Notes, Ser. D, 10.00%,
                     due 4/15/06                                                     B2                  BB-            50,500
              50,000 Arch Western Finance Corp., Senior Notes, 6.75%, due
                     7/1/13                                                          Ba3                 BB-            50,938
             125,000 Aviall, Inc., Senior Notes, 7.63%, due 7/1/11                   B1                  BB            128,125
              35,000 Ceasars Entertainment, Senior Unsecured Notes, 7.50%,
                     due 9/1/09                                                      Baa3                BBB-           37,274
              40,000 Charter Communications Operating LLC, Senior Notes,
                     8.00%, due 4/30/12                                              B2                  B-             39,800**
              50,000 Chesapeake Energy Corp., Senior Notes, 7.00%,
                     due 8/15/14                                                     Ba2                 BB             51,750
              50,000 CMS Energy Corp., Senior Notes, 7.75%, due 8/1/10               B1                  B+             52,438
             125,000 CSC Holdings, Inc., Senior Notes, Ser. B, 8.13%, due
                     7/15/09                                                         B2                  B+            126,250
              25,000 Dex Media West LLC, Senior Subordinated Notes, Ser. B,
                     9.88%, due 8/15/13                                              B2                  B              27,750
              50,000 DirecTV Holdings LLC, Senior Notes, 8.38%, due 3/15/13          Ba2                 BB-            53,750
              25,000 Dobson Cellular Systems, Secured Notes, 8.38%,
                     due 11/1/11                                                     B1                  B-             26,531
              50,000 Dole Foods Co., Inc., Debentures, 8.75%, due 7/15/13            B2                  B+             51,500
              25,000 Dynegy Holdings, Inc., Senior Secured Notes, 10.13%,
                     due 7/15/13                                                     B1                  B-             28,250**
              25,000 EchoStar DBS Corp., Senior Notes, 5.75%, due 10/1/08            Ba3                 BB-            24,500
             125,000 Equistar Chemicals, L.P., Senior Unsecured Notes,
                     10.63%, due 5/1/11                                              B2                  BB-           137,500
              50,000 Ferrellgas L.P., Senior Notes, 6.75%, due 5/1/14                Ba3                 B+             47,250
              50,000 Flextronics Intl., Ltd., Senior Subordinated Notes,
                     6.50%,due 5/15/13                                               Ba2                 BB-            50,813
              25,000 Ford Motor Credit Co., Notes, 6.88%, due 2/1/06                 Baa3                BB+            24,946
              75,000 Ford Motor Credit Co., Notes, 6.50%, due 1/25/07                Baa3                BB+            72,560
              50,000 Freescale Semiconductor, Inc., Senior Notes, 7.13%, due
                     7/15/14                                                         Ba1                 BB+            53,250
              75,000 General Motors Acceptance Corp., Notes, 6.13%, due 2/1/07       Ba1                 BB             71,599
              75,000 HCA, Inc., Notes, 5.50%, due 12/1/09                            Ba2                 BB+            74,073
              50,000 Host Marriott L.P., Senior Notes, 7.13%, due 11/1/13            Ba2                 BB-            52,000
              50,000 Houghton Mifflin Co., Senior Notes, 8.25%, due 2/1/11           B3                  B-             51,625
              50,000 Jafra Cosmetics, Guaranteed Senior Subordinated Unsecured
                      Notes, 10.75%, due 5/15/11                                     B3                  B-             54,750
              50,000 K. Hovnanian Enterprises, Guaranteed Senior Subordinated
                     Unsecured Notes, 8.88%, due 4/1/12                              Ba2                 B+             51,956
             125,000 L-3 Communications Corp., Guaranteed Senior Subordinated
                     Notes, 7.63%, due 6/15/12                                       Ba3                 BB+           131,562
             125,000 Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13          Ba3                 B             129,687
              50,000 LIN Television Corp., Senior Subordinated Notes, 6.50%,
                     due 5/15/13                                                     B1                  B-             47,938
              25,000 Massey Energy Co., Senior Notes, 6.63%, due 11/15/10            B1                  BB-            25,406
              75,000 MGM Mirage, Inc., Senior Notes, 6.00%, due 10/1/09              Ba2                 BB             74,531
              25,000 Mirant North America LLC, Senior Notes, 7.38%,
                     due 12/31/13                                                    B1                  B-             25,188**
              50,000 Mohegan Tribal Gaming, Senior Subordinated Notes, 6.38%,
                     due 7/15/09                                                     Ba3                 B+             50,313
             100,000 Mylan Laboratories, Inc., Senior Notes, 6.38%, due
                     8/15/15                                                         Ba1                 BB+           100,125**
              50,000 Nalco Co., Senior Notes, 7.75%, due 11/15/11                    B2                  B-             51,375
              50,000 Newfield Exploration Co., Senior Notes, 7.63%, due 3/1/11       Ba2                 BB+            53,500

See Notes to Schedule of Investments

          PRINCIPAL AMOUNT                                                                 RATING ~              MARKET VALUE +
                                                                                    Moody's              S&P
          $   25,000 Norske Skog Canada, Ltd., Guaranteed Senior Notes,
                     Ser. D, 8.63%, due 6/15/11                                      B1                  B+        $    23,875
              50,000 Novelis, Inc., Senior Notes, 7.25%, due 2/15/15                 B1                  B              46,625**
              50,000 Owens & Minor, Inc., Senior Subordinated Notes, 8.50%,
                     due 7/15/11                                                     Ba3                 BB+            52,500
              50,000 Owens-Brockway Glass Container, Inc., Guaranteed Senior
                     Notes, 8.25%, due 5/15/13                                       B2                  B              51,625
              50,000 Packaging Corp. of America, Unsubordinated Notes,
                     4.38%, due 8/1/08                                               Ba1                 BBB            48,906
              50,000 Peabody Energy Corp., Guaranteed Senior Notes, Ser. B,
                     6.88%, due 3/15/13                                              Ba3                 BB-            52,000
              50,000 Pilgrim's Pride Corp., Guaranteed Senior Notes, 9.63%,
                     due 9/15/11                                                     Ba2                 BB-            53,250
              50,000 Pride International, Inc., Senior Notes, 7.38%, due 7/15/14     Ba2                 BB-            53,625
              50,000 Qwest Corp., Notes, 8.88%, due 3/15/12                          Ba3                 BB             56,375
              50,000 Rogers Cable, Inc., Secured Notes, 7.88%, due 5/1/12            Ba3                 BB+            53,687
              50,000 Rogers Wireless, Inc., Secured Notes, 7.25%, due 12/15/12       Ba3                 BB             52,562
              25,000 Royal Caribbean Cruises, Senior Notes, 8.00%, due 5/15/10       Ba1                 BB+            27,153
             125,000 Salem Communications Holding Corp., Guaranteed Senior
                     Subordinated Notes, 7.75%, due 12/15/10                         B2                  B-            129,531
              50,000 Shaw Communications, Inc., Senior Notes, 8.25%,
                     due 4/11/10                                                     Ba2                 BB+            53,687
             125,000 Smithfield Foods, Inc., Senior Notes, 7.00%, due 8/1/11         Ba2                 BB            127,500
              20,000 Standard Pacific Corp., Senior Notes, 6.50%, due 8/15/10        Ba2                 BB             19,075
              50,000 Starwood Hotels & Resorts Worldwide, Inc., Guaranteed Notes,
                     7.38%, due 5/1/07                                               Ba1                 BB+            51,000
              60,000 Station Casinos, Inc., Senior Notes, 6.00%, due 4/1/12          Ba2                 BB-            59,850
              75,000 Steinway Musical Instruments, Guaranteed Notes, 8.75%,
                     due 4/15/11                                                     Ba3                 B+             78,562
              50,000 Stewart Enterprises, Senior Notes, 6.25%, due 2/15/13           B1                  BB-            48,000**
              25,000 Targa Resources, Inc., Guaranteed Notes, 8.50%, due 11/1/13     B2                  B-             25,625**
              50,000 Teco Energy, Inc., Senior Notes, 7.50%, due 6/15/10             Ba2                 BB             53,250
              20,000 Toll Corp., Senior Subordinated Notes, 8.25%, due 12/1/11       Ba2                 BB+            21,075
              50,000 TXU Corp., Senior Notes, Ser. O, 4.80%, due 11/15/09            Ba1                 BB+            48,094
              50,000 Valmont Industries, Inc., Guaranteed Notes, 6.88%,
                     due 5/1/14                                                      Ba3                 B+             50,375
              50,000 Ventas Realty LP, Guaranteed Notes, 6.75%, due 6/1/10           Ba2                 BB+            51,250
              50,000 Videotron Ltee, Notes, 6.38%, due 12/15/15                      Ba3                 B+             49,688**
              50,000 Warner Music Group, Senior Subordinated Notes, 7.38%,
                     due 4/15/14                                                     B2                  B-             49,625
              25,000 Williams Scotsman, Inc., Guaranteed Notes, 8.50%,
                     due 10/1/15                                                     B3                  B              25,875
                                                                                                                   -----------
                      TOTAL CORPORATE DEBT SECURITIES (COST $3,945,624)                                              3,884,173
                                                                                                                   -----------
             REPURCHASE AGREEMENTS (4.6%)

             185,000 State Street Bank and Trust Co. Repurchase
                     Agreement, 3.20%, due 1/3/06, dated 12/30/05, Maturity
                     Value $185,066, Collateralized by $190,000 Fannie Mae,
                     5.00%, due 1/15/07 (Collateral Value $194,799)
                     (COST $185,000)
                                                                                                                       185,000#
                                                                                                                   -----------
                     TOTAL INVESTMENTS (101.3%) (COST $4,130,624)                                                    4,069,173##

                     Liabilities, less cash, receivables and other assets [(1.3%)]
                                                                                                                       (53,056)
                                                                                                                   -----------
                     TOTAL NET ASSETS (100.0%)                                                                     $ 4,016,117
                                                                                                                   -----------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS High Income Bond Portfolio

+ Investments in securities by Neuberger Berman Advisers Management Trust High Income Bond Portfolio (the "Fund") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2005, the cost of investments for U.S. Federal income tax purposes was $4,130,624. Gross unrealized appreciation of investments was $5,414 and gross unrealized depreciation of investments was $66,865, resulting in net unrealized depreciation of $61,451, based on cost for U.S. Federal income tax purposes.

** Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and are deemed liquid. At December 31, 2005, these securities amounted to $417,738 or 10.4% of net assets.

~    Credit ratings are unaudited.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                   HIGH INCOME
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                        BOND PORTFOLIO
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTE A)-SEE SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                                         $    4,069,173
     Cash                                                                                                  7,060
     Interest receivable                                                                                  75,914
     Receivable for Fund shares sold                                                                      14,137
     Receivable from administrator-net (Note B)                                                            9,096
----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                           4,175,380
----------------------------------------------------------------------------------------------------------------
LIABILITIES
     Payable for securities purchased                                                                    131,848
     Payable to investment manager (Note B)                                                                1,610
     Accrued expenses and other payables                                                                  25,805
----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                        159,263
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                               $    4,016,117
----------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
     Paid-in capital                                                                              $    4,142,180
     Undistributed net investment income (loss)                                                            2,576
     Accumulated net realized gains (losses) on investments                                              (67,188)
     Net unrealized appreciation (depreciation) in value of investments                                  (61,451)
     -----------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                               $    4,016,117
----------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                                        414,585
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                          $         9.69
----------------------------------------------------------------------------------------------------------------
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                         $    4,130,624

See Notes to Financial Statements

STATEMENT OF OPERATIONS

                                                                                                   HIGH INCOME
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                        BOND PORTFOLIO
INVESTMENT INCOME
Interest income-unaffiliated issuers (Note A)                                                     $      219,614
EXPENSES:
Investment management fee (Note B)                                                                        16,363
Administration fee (Note B)                                                                               10,226
Audit fees                                                                                                17,399
Custodian fees (Note B)                                                                                   16,055
Distribution fees (Note B)                                                                                 8,522
Insurance expense                                                                                            147
Legal fees                                                                                                17,643
Shareholder reports                                                                                       12,705
Shareholder servicing agent fees                                                                              33
Trustees' fees and expenses                                                                               29,899
Miscellaneous                                                                                                483
----------------------------------------------------------------------------------------------------------------
Total expenses                                                                                           129,475
Expenses reimbursed by administrator (Note B)                                                            (90,516)
Expenses reduced by custodian fee expense offset arrangement (Note B)                                     (1,002)
----------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                        37,957
----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                             181,657
----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
          Sales of investment securities of unaffiliated issuers                                         (67,188)
Change in net unrealized appreciation (depreciation) in value of:
          Unaffiliated investment securities                                                             (67,133)
Net gain (loss) on investments                                                                          (134,321)
----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   $       47,336
----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                             HIGH INCOME BOND PORTFOLIO
                                                                                                PERIOD FROM
                                                                                         SEPTEMBER 15, 2004
                                                                                 YEAR         (COMMENCEMENT
                                                                                ENDED     OF OPERATIONS) TO
                                                                         DECEMBER 31,          DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                       2005                  2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                             $    181,657    $           39,200
Net realized gain (loss) on investments                                       (67,188)               28,243
Change in net unrealized appreciation (depreciation) of investments           (67,133)                5,682
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                47,336                73,125
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                                        (179,075)              (41,910)
Net realized gain on investments                                              (23,362)               (4,080)
-----------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                          (202,437)              (45,990)
-----------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                     940,064             3,000,000
Proceeds from reinvestment of dividends and distributions                     202,437                45,990
Payments for shares redeemed                                                  (44,408)                   --
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                        1,098,093             3,045,990
-----------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                         942,992             3,073,125
NET ASSETS:
Beginning of period                                                         3,073,125                    --
-----------------------------------------------------------------------------------------------------------
End of period                                                            $  4,016,117    $        3,073,125
-----------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period              $      2,576    $               --
-----------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS High Income Bond Portfolio

    NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: High Income Bond Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund had no operations until September 15, 2004, other than matters relating to its organization and registration of its shares as a Series of the Trust under the 1933 Act. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

    The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on December 31, 2005, permanent differences resulting primarily from different book and tax accounting for characterization of distributions made by the Fund were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

    The tax character of distributions paid during the year ended December 31, 2005 and the period ended December 31, 2004 was as follows:

       DISTRIBUTIONS PAID FROM:

                                                     ORDINARY INCOME
                                                                2005        2004
                                                     $       202,437   $  45,990

    As of December 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                      UNREALIZED            LOSS
                  UNDISTRIBUTED     APPRECIATION   CARRYFORWARDS
                ORDINARY INCOME   (DEPRECIATION)   AND DEFERRALS          TOTAL
                $         2,576   $     (61,451)   $    (67,188)   $   (126,063)

    The difference between book basis and tax basis distributable earnings is attributable primarily to post October losses and capital loss carryforwards.

    Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2005, the Fund elected to defer $42,817 of net capital losses arising between November 1, 2005 and December 31, 2005.

    To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined on December 31, 2005, the Fund had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:

                                                                    EXPIRING IN:
                                                                            2013
                                                                    $     24,371

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

    NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

    Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

    The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.48% of its average daily net assets.

    The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as
its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.10% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2005, such excess expenses amounted to $90,516. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2005, there was no reimbursement to Management under this agreement. At December 31, 2005, contingent liabilities to Management under this agreement were as follows:

                                         EXPIRING IN:
                                                 2007         2008         TOTAL
                                         $     31,571   $   90,516   $   122,087

Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2005, the impact of this arrangement was a reduction of expenses of $1,002.

NOTE C--SECURITIES TRANSACTIONS:

Cost of purchases and proceeds of sales and maturities of long-term securities for the year ended December 31, 2005 were as follows:

                                                                          SALES AND MATURITIES
         PURCHASES OF        PURCHASES EXCLUDING   SALES AND MATURITIES              EXCLUDING
      U.S. GOVERNMENT            U.S. GOVERNMENT     OF U.S. GOVERNMENT    U.S. GOVERNMENT AND
           AND AGENCY                 AND AGENCY             AND AGENCY                 AGENCY
          OBLIGATIONS                OBLIGATIONS            OBLIGATIONS            OBLIGATIONS
    $              --        $         5,705,078   $                 --   $          4,654,094

NOTE D--FUND SHARE TRANSACTIONS:

Share activity for the year ended December 31, 2005 and for the period ended December 31, 2004 was as follows:

                                       FOR THE YEAR ENDED DECEMBER 31,   FOR THE PERIOD ENDED DECEMBER 31,
                                                                  2005                                2004
SHARES SOLD                                                     93,679                             300,000
SHARES ISSUED ON REINVESTMENT OF
  DIVIDENDS AND DISTRIBUTIONS                                   20,850                               4,558
SHARES REDEEMED                                                 (4,502)                                 --
                                                               -------                             -------
TOTAL                                                          110,027                             304,558
                                                               -------                             -------

NOTE E--LINE OF CREDIT:

At December 31, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2005. During the year ended December 31, 2005, the Fund did not utilize this line of credit.

FINANCIAL HIGHLIGHTS High Income Bond Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                         YEAR             PERIOD FROM
                                                                        ENDED     SEPTEMBER 15, 2004^
                                                                 DECEMBER 31,         TO DECEMBER 31,
                                                                         2005                    2004
                                                                 ------------    --------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $      10.09    $              10.00
                                                                 ------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)++                                            .54                     .13
NET GAINS OR LOSSES ON SECURITIES
   (BOTH REALIZED AND UNREALIZED)                                        (.42)                    .11
                                                                 ------------    --------------------
TOTAL FROM INVESTMENT OPERATIONS                                          .12                     .24
                                                                 ------------    --------------------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                                    (.46)                   (.14)
NET CAPITAL GAINS                                                        (.06)                   (.01)
                                                                 ------------    --------------------
TOTAL DISTRIBUTIONS                                                      (.52)                   (.15)
                                                                 ------------    --------------------
NET ASSET VALUE, END OF PERIOD                                   $       9.69    $              10.09
                                                                 ------------    --------------------
TOTAL RETURN++                                                          +1.20%                  +2.43%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                          $        4.0    $                3.1
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                           1.14%                   1.13%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS@                             1.11%                   1.10%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS              5.33%                   4.39%*
PORTFOLIO TURNOVER RATE                                                   143%                    104%**

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS High Income Bond Portfolio

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

@ After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                                                    PERIOD FROM
                                             YEAR ENDED   SEPTEMBER 15, 2004 TO
                                           DECEMBER 31,            DECEMBER 31,
                                                   2005                    2004
                                                   3.77%                   4.64%

^   The date investment operations commenced.

++ Calculated based on the average number of shares outstanding during each fiscal period.

*   Annualized.

**  Not annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Neuberger Berman Advisers Management Trust and
Shareholders of High Income Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of High Income Bond Portfolio, a series of Neuberger Berman Advisers Management Trust ("Trust"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from September 15, 2004 to December 31, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Income Bond Portfolio as of December 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from September 15, 2004 to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.


                                        TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 6, 2006

TRUSTEES AND OFFICERS

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling
(800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                             POSITION AND                                       FUND COMPLEX
                            LENGTH OF TIME                                       OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)    SERVED (2)        PRINCIPAL OCCUPATION(S) (3)    FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon (75)            Trustee since   Consultant. Formerly, Chairman,           48         Independent Trustee or Director
                            2000            CDC Investment Advisers                              of three series of Oppenheimer
                                            (registered investment adviser),                     Funds: Limited Term New York
                                            1993 to January 1999; formerly,                      Municipal Fund, Rochester Fund
                                            President and Chief Executive                        Municipals, and Oppenheimer
                                            Officer, AMA Investment Advisors,                    Convertible Securities Fund,
                                            an affiliate of the American                         since 1992.
                                            Medical Association.

Faith Colish (70)           Trustee since   Counsel, Carter Ledyard & Milburn         48         Director, American Bar
                            1984            LLP (law firm) since October                         Retirement Association (ABRA)
                                            2002; formerly, Attorney-at-Law                      since 1997 (not-for-profit
                                            and President, Faith Colish, A                       membership association).
                                            Professional Corporation, 1980 to
                                            2002.

C. Anne Harvey (68)         Trustee since   Consultant, C.A. Harvey                   48         President, Board of Associates
                            1998            Associates since June 2001;                          to The National Rehabilitation
                                            formerly, Director, AARP, 1978 to                    Hospital's Board of Directors
                                            December 2001.                                       since 2002; formerly, Member,
                                                                                                 Individual Investors Advisory
                                                                                                 Committee to the New York Stock
                                                                                                 Exchange Board of Directors,
                                                                                                 1998 to June 2002; formerly,
                                                                                                 Member, American Savings
                                                                                                 Education Council's Policy Board
                                                                                                 (ASEC), 1998 to 2000; formerly,
                                                                                                 Member, Executive Committee,
                                                                                                 Crime Prevention Coalition of
                                                                                                 America, 1997 to 2000.

Barry Hirsch (72)           Trustee since   Attorney-at-Law; formerly, Senior         48         None.
                            2000            Counsel, Loews Corporation
                                            (diversified financial
                                            corporation), May 2002 to April
                                            2003; formerly, Senior Vice
                                            President, Secretary and General
                                            Counsel, Loews Corporation.

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                             POSITION AND                                       FUND COMPLEX
                            LENGTH OF TIME                                       OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)    SERVED (2)        PRINCIPAL OCCUPATION(S) (3)    FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (78)       Trustee since   Marcus Nadler Professor Emeritus          48         Director, The Caring Community
                            2000            of Finance and Economics, New                        (not-for-profit); formerly,
                                            York University Stern School of                      Director, DEL Laboratories, Inc.
                                            Business; formerly, Executive                        (cosmetics and pharmaceuticals),
                                            Secretary-Treasurer, American                        1978 to 2004; formerly,
                                            Finance Association, 1961 to                         Director, Apple Bank for
                                            1979.                                                Savings, 1979 to 1990; formerly,
                                                                                                 Director, Western Pacific
                                                                                                 Industries, Inc., 1972 to 1986
                                                                                                 (public company).

Howard A. Mileaf (69)       Trustee since   Retired; formerly, Vice President         48         Director, WHX Corporation
                            1999            and Special Counsel, WHX                             (holding company) since August
                                            Corporation (holding company),                       2002; Director, Webfinancial
                                            1993 to 2001.                                        Corporation (holding company)
                                                                                                 since December 2002; Director,
                                                                                                 State Theatre of New Jersey
                                                                                                 (not-for-profit theater) since
                                                                                                 2000; formerly, Director, Kevlin
                                                                                                 Corporation (manufacturer of
                                                                                                 microwave and other products).

Edward I. O'Brien (77)      Trustee since   Formerly, Member, Investment              48         Director, Legg Mason, Inc.
                            2000            Policy Committee, Edward Jones,                      (financial services holding
                                            1993 to 2001; President,                             company) since 1993; formerly,
                                            Securities Industry Association                      Director, Boston Financial Group
                                            ("SIA") (securities industry's                       (real estate and tax shelters),
                                            representative in government                         1993 to 1999.
                                            relations and regulatory matters
                                            at the federal and state levels),
                                            1974 to 1992; Adviser to SIA,
                                            November 1992 to November 1993.

William E. Rulon (73)       Trustee since   Retired; formerly, Senior Vice            48         Director, Pro-Kids Golf and
                            2000            President, Foodmaker, Inc.                           Learning Academy (teach golf and
                                            (operator and franchiser of                          computer usage to "at risk"
                                            restaurants) until January 1997.                     children) since 1998; formerly,
                                                                                                 Director, Prandium, Inc.
                                                                                                 (restaurants), March 2001 to
                                                                                                 July 2002.

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                             POSITION AND                                        FUND COMPLEX
                            LENGTH OF TIME                                       OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)    SERVED (2)        PRINCIPAL OCCUPATION(S) (3)    FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (74)      Trustee since   Founding General Partner, Oxford          48         Director, Capital Cash Management
                            2000            Partners and Oxford Bioscience                       Trust (money market fund),
                                            Partners (venture capital                            Naragansett Insured Tax-Free
                                            partnerships) and President,                         Income Fund, Rocky Mountain
                                            Oxford Venture Corporation.                          Equity Fund, Prime Cash Fund,
                                                                                                 several private companies and
                                                                                                 QuadraMed Corporation (NASDAQ).

Tom D. Seip (56)            Trustee since   General Partner, Seip Investments         48         Director, H&R Block, Inc.
                            2000; Lead      LP (a private investment                             (financial services company)
                            Independent     partnership); formerly, President                    since May 2001; Director, Forward
                            Trustee         and CEO, Westaff, Inc. (temporary                    Management, Inc. (asset
                            beginning       staffing), May 2001 to January                       management company) since 2001;
                            2006            2002; formerly, Senior Executive                     formerly, Director, General Magic
                                            at the Charles Schwab Corporation,                   (voice recognition software),
                                            1983 to 1999, including Chief                        2001 to 2002; formerly, Director,
                                            Executive Officer, Charles Schwab                    E-Finance Corporation (credit
                                            Investment Management, Inc. and                      decisioning services), 1999 to
                                            Trustee, Schwab Family of Funds                      2003; formerly, Director,
                                            and Schwab Investments, 1997 to                      Save-Daily.com (micro investing
                                            1998, and Executive Vice                             services), 1999 to 2003;
                                            President-Retail Brokerage,                          formerly, Director, Offroad
                                            Charles Schwab Investment                            Capital Inc. (private internet
                                            Management,1994 to 1997.                             commerce company), 1999 to 2002.

Candace L. Straight (58)    Trustee since   Private investor and consultant           48         Director, The Proformance
                            1999            specializing in the insurance                        Insurance Company (personal lines
                                            industry; formerly, Advisory                         property and casualty insurance
                                            Director, Securitas Capital LLC                      company) since March 2004;
                                            (a global private equity                             Director, Providence Washington
                                            investment firm dedicated to                         (property and casualty insurance
                                            making investments in the                            company) since December 1998;
                                            insurance sector), 1998 to                           Director, Summit Global Partners
                                            December 2002.                                       (insurance brokerage firm) since
                                                                                                 October 2000.

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                             POSITION AND                                        FUND COMPLEX
                            LENGTH OF TIME                                       OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)    SERVED (2)        PRINCIPAL OCCUPATION(S) (3)    FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (61)         Trustee since   Regional Manager for Atlanta              48         None.
                            1984            Region, Ford Motor Credit Company
                                            since August 1997; formerly,
                                            President, Ford Life Insurance
                                            Company, April 1995 to August
                                            1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (65)        President and   Executive Vice President and              48         Director, Dale Carnegie and
                            Trustee since   Chief Investment Officer,                            Associates, Inc. (private
                            2002            Neuberger Berman Inc. (holding                       company) since 1998; Director,
                                            company) since 2002 and 2003,                        Emagin Corp. (public company)
                                            respectively; Managing Director                      since 1997; Director, Solbright,
                                            and Chief Investment Officer,                        Inc. (private company) since
                                            Neuberger Berman since December                      1998; Director, Infogate, Inc.
                                            2005 and 2003, respectively;                         (private company) since 1997;
                                            formerly, Executive Vice                             Director, Broadway Television
                                            President, Neuberger Berman,                         Network (private company) since
                                            December 2002 to 2005; Director                      2000.
                                            and Chairman, NB Management since
                                            December 2002; formerly,
                                            Executive Vice President,
                                            Citigroup Investments, Inc.,
                                            September 1995 to February 2002;
                                            formerly, Executive Vice
                                            President, Citigroup Inc.,
                                            September 1995 to February 2002.

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                             POSITION AND                                        FUND COMPLEX
                            LENGTH OF TIME                                       OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)    SERVED (2)        PRINCIPAL OCCUPATION(S) (3)    FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (46)      Chairman of     Executive Vice President,                 48         Director and Vice President,
                            the Board,      Neuberger Berman Inc. (holding                       Neuberger & Berman Agency, Inc.
                            Chief           company) since 1999; Head of                         since 2000; formerly, Director,
                            Executive       Neuberger Berman Inc.'s Mutual                       Neuberger Berman Inc. (holding
                            Officer and     Funds Business (since 1999) and                      company), October 1999 to March
                            Trustee since   Institutional Business (1999 to                      2003; Trustee, Frost Valley YMCA.
                            2000;           October 2005); responsible for
                            President and   Managed Accounts Business and
                            Chief           intermediary distribution since
                            Executive       October 2005; President and
                            Officer, 1999   Director, NB Management since
                            to 2000         1999; Managing Director,
                                            Neuberger Berman since 2005;
                                            formerly, Executive Vice
                                            President, Neuberger Berman, 1999
                                            to December 2005; formerly,
                                            Principal, Neuberger Berman, 1997
                                            to 1999; formerly, Senior Vice
                                            President, NB Management, 1996 to
                                            1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                         POSITION AND
 NAME, AGE, AND ADDRESS (1)        LENGTH OF TIME SERVED (2)                         PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------------------------------------
Andrew B. Allard (44)         Anti-Money Laundering Compliance     Senior Vice President, Neuberger Berman since 2006; Deputy
                              Officer since 2002                   General Counsel, Neuberger Berman since 2004; formerly, Vice
                                                                   President, Neuberger Berman, 2000 to 2006; formerly, Associate
                                                                   General Counsel, Neuberger Berman, 1999 to 2004; formerly,
                                                                   Associate General Counsel, NB Management, 1994 to 1999;
                                                                   Anti-Money Laundering Compliance Officer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002, three since 2003, four since 2004 and one since 2005).

Michael J. Bradler (36)       Assistant Treasurer since 2005       Vice President, Neuberger Berman since 2006; Employee, NB
                                                                   Management since 1997; Assistant Treasurer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005).

Claudia A. Brandon (49)       Secretary since 1985                 Vice President-Mutual Fund Board Relations, NB Management since
                                                                   2000 and Assistant Secretary since 2004; Vice President,
                                                                   Neuberger Berman since 2002 and Employee since 1999; formerly,
                                                                   Vice President, NB Management, 1986 to 1999; Secretary, fifteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004 and one since
                                                                   2005).

Robert Conti (49)             Vice President since 2000            Senior Vice President, Neuberger Berman since 2003; formerly,
                                                                   Vice President, Neuberger Berman, 1999 to 2003; Senior Vice
                                                                   President, NB Management since 2000; formerly, Controller, NB
                                                                   Management, 1994 to 1996; formerly, Treasurer, NB Management,
                                                                   1996 to 1999; Vice President, fifteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004 and one since 2005).

                                         POSITION AND
 NAME, AGE, AND ADDRESS (1)        LENGTH OF TIME SERVED (2)                         PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------------------------------------
Brian J. Gaffney (52)         Vice President since 2000            Managing Director, Neuberger Berman since 1999; Senior Vice
                                                                   President, NB Management since 2000; formerly, Vice President,
                                                                   NB Management, 1997 to 1999; Vice President, fifteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004 and one since 2005).

Maxine L. Gerson (55)         Chief Legal Officer since 2005       Senior Vice President, Neuberger Berman since 2002; Deputy
                              (only for purposes of sections 307   General Counsel and Assistant Secretary, Neuberger Berman since
                              and 406 of the Sarbanes-Oxley Act    2001; formerly, Vice President, Neuberger Berman, 2001 to 2002;
                              of 2002)                             formerly, Associate General Counsel, Neuberger Berman, 2001;
                                                                   formerly, Counsel, Neuberger Berman, 2000; Secretary and
                                                                   General Counsel, NB Management since 2004.

Sheila R. James (40)          Assistant Secretary since 2002       Employee, Neuberger Berman since 1999; formerly, Employee, NB
                                                                   Management, 1991 to 1999; Assistant Secretary, fifteen
                                                                   registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002, three since 2003, four since 2004 and one since 2005).

Kevin Lyons (50)              Assistant Secretary since 2003       Employee, Neuberger Berman since 1999; formerly, Employee, NB
                                                                   Management, 1993 to 1999; Assistant Secretary, fifteen
                                                                   registered investment companies for which NB Management acts as investment manager and administrator (ten since 2003, four since 2004 and one since 2005).

John M. McGovern (36)         Treasurer and Principal Financial    Vice President, Neuberger Berman since 2004; Employee, NB
                              and Accounting Officer since 2005;   Management since 1993; Treasurer and Principal Financial and
                              prior thereto, Assistant Treasurer   Accounting Officer, fifteen registered investment companies for
                              since 2002                           which NB Management acts as investment manager and
                                                                   administrator (fifteen since 2005); formerly, Assistant
                                                                   Treasurer, fifteen registered investment companies for which NB
                                                                   Management acts as investment manager and administrator, 2002 to 2005.

                                         POSITION AND
 NAME, AGE, AND ADDRESS (1)        LENGTH OF TIME SERVED (2)                         PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------------------------------------
Frank Rosato (35)             Assistant Treasurer since 2005       Vice President, Neuberger Berman since 2006; Employee, NB
                                                                   Management since 1995; Assistant Treasurer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005).

Frederic B. Soule (59)        Vice President since 2000            Senior Vice President, Neuberger Berman since 2003; formerly,
                                                                   Vice President, Neuberger Berman, 1999 to 2003; formerly, Vice
                                                                   President, NB Management, 1995 to 1999; Vice President, fifteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004 and one since
                                                                   2005).

Chamaine Williams (35)        Chief Compliance Officer since 2005  Vice President, Lehman Brothers Inc. since 2003; Chief
                                                                   Compliance Officer, fifteen registered investment companies for which NB Management acts as investment manager and
                                                                   administrator (fifteen since 2005); Chief Compliance Officer,
                                                                   Lehman Brothers Asset Management Inc. since 2003; Chief
                                                                   Compliance Officer, Lehman Brothers Alternative Investment
                                                                   Management LLC since 2003; formerly, Vice President, UBS Global
                                                                   Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset
                                                                   Management, a wholly-owned subsidiary of PaineWebber Inc.),
                                                                   1997-2003.

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 21, 2005, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for High Income Bond Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services to be provided and profits realized by Management and its affiliates from the relationship with the Fund;
(4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered, with respect to the Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated a report from Management and Neuberger that addressed specific factors designed to inform the Board's consideration of these and other issues. The Board also retained an independent consultant to provide additional data.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered the performance in relation to the degree of risk undertaken by the portfolio managers. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board received a detailed report from an independent consultant that compares the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered the range and average of the management fees and expense ratios of the peer group. The Board noted that the Fund's actual management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group median. In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for the Fund. The Board noted that Management incurred a loss on the Fund on an after-tax basis.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no comparable sub-advised funds. The Board compared the fees charged to a comparable separate account to the fees charged to the Fund at various asset levels. The Board considered the appropriateness and reasonableness of the differences between the fees charged between the Fund and the comparable separate account and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered whether the Fund's fee structure should provide for a reduction of payments resulting from the use of breakpoints.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund since the Fund's inception. The Board also carefully examined Management's cost allocation methodology and had an independent expert review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Fund was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY


ANNUAL REPORT
DECEMBER 31, 2005


NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST


INTERNATIONAL PORTFOLIO(R)

F0509 02/06

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2005

INTERNATIONAL PORTFOLIO MANAGER'S COMMENTARY

The Neuberger Berman Advisers Management Trust (AMT) International Portfolio was introduced on April 29, 2005. From inception through year-end 2005, the Portfolio provided a 17.50% return, slightly underperforming its MSCI EAFE benchmark.

Energy holdings made the largest contribution to performance. The Portfolio was more than double-weighted in Energy versus the EAFE benchmark and its Energy stocks more than quintupled the return from EAFE Energy components. Our success in this sector was largely due to our focus on stocks outside of EAFE's boundaries (three Canadian, one Brazilian and one Argentine company made our top-ten contributors list) and the fact that we favored "upstream" exploration, production and energy services companies, which significantly outperformed "downstream" refiners and marketers.

Information Technology, Consumer Staples and Financial investments also made significant contributions to returns. Their performance was driven by holdings including TPV Technology (an IT company in Hong Kong), C&C Group (Staples, Ireland), Kensington Group (Financials, U.K.), Anglo Irish Bank (Financials, Ireland), and Option NV (IT, Belgium).

On a geographic basis, we were generously rewarded for investing in non-EAFE nations, especially Argentina, Brazil and Canada, where domestically-oriented firms as well as Energy names were strong performers. Our ongoing commitment to smaller European markets such as Ireland, Belgium, and Norway also enhanced relative returns. We continue to see compelling opportunities in Europe's smaller, often more dynamic, economies.

Of course, not everything worked as well as we would have liked. The Portfolio's shares in U.K. telecom giant Vodafone and Greece's Public Power Corp. declined sharply. Although the Portfolio enjoyed gains in the Consumer Discretionary, Industrial and Utility sectors, it materially underperformed the pertinent EAFE sector components. Great Canadian Gaming, the U.K.'s MFI Furniture Group and Trinity Mirror penalized relative returns in the Consumer Discretionary sector. Japanese arcade equipment manufacturer Mars Engineering was the biggest loser in the Industrial sector and Japanese Materials company Tamron also held back returns.

On a country basis, the Portfolio's underweighting and weak relative performance in Japan restrained returns. We maintained a cautious view on the economic recovery in Japan and, as a result, the Portfolio was positioned rather defensively, in less economically sensitive companies. These "low beta" stocks lagged cyclical companies by a wide margin as investors gained confidence that the Japanese economy was finally gaining some traction.

Looking ahead, international equity valuations appear less compelling after the excellent performance of recent years. With GDP growth unlikely to accelerate and central banks from Europe to Japan likely to raise short-term interest rates, stocks face some headwinds. Consequently, we doubt that international equity returns will be quite as generous in 2006 as they have been over the past three years. We expect to see total percentage returns in the very low double-digits, with perhaps 5% coming from stock price appreciation and dividends and the balance from favorable currency translation--if, as we anticipate, the dollar once again weakens against the euro and yen. Of course, we will be striving to outperform market returns through our research-driven stock selection methodology.

Sincerely,

                               /s/ Benjamin Segal

                                 BENJAMIN SEGAL
                                PORTFOLIO MANAGER

CUMULATIVE TOTAL RETURN(1)

                                          INTERNATIONAL
                                              PORTFOLIO   EAFE(R) INDEX
LIFE OF FUND                                      17.50%          17.66%

INCEPTION DATE                               04/29/2005

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

[CHART]

COMPARISON OF A $10,000 INVESTMENT

                              VALUE AS OF 12/31/05

                 INTERNATIONAL
                   PORTFOLIO     EAFE(R) INDEX
 4/29/2005       $      10,000   $      10,000
 5/31/2005       $      10,000   $      10,095
 6/30/2005       $      10,410   $      10,233
 7/31/2005       $      10,810   $      10,547
 8/31/2005       $      11,230   $      10,817
 9/30/2005       $      11,560   $      11,301
10/31/2005       $      10,990   $      10,971
11/30/2005       $      11,180   $      11,243
12/31/2005       $      11,750   $      11,766

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Automobiles & Components                    4.7%
Banks                                      12.3
Capital Goods                               2.1
Chemicals                                   0.9
Commercial Services & Supplies              4.2
Construction Materials                      3.0
Consumer Discretionary                      0.4
Consumer Durables & Apparel                 5.0
Diversified Financials                      0.5
Energy Services & Equipment                 2.7
Financial Services                          0.9
Food, Beverage & Tobacoo                    3.7
Health Care Equipment & Services            0.6
Hotels, Restaurants & Leisure               5.5
Industrial & Commerical Products            0.0
Insurance                                   1.4
Materials                                   0.3
Materials - Metals & Mining                 1.3
Media                                       3.1
Oil & Gas                                  17.0
Pharmaceutical & Biotechnology              1.2
Retailing                                   0.7
Technology - Hardware                       5.8
Telecommunications - Diversified            0.8
Telecommunications - Wireless               3.3
Transportation                              1.3
Short-Term Investments                     13.3
Cash, receivables and other assets,
  less liabilities                          4.0

ENDNOTES

(1). 17.50% was the cumulative total return from April 29, 2005 (its date of inception) through December 31, 2005. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the portfolio.

(2). The EAFE Index, also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by certain qualified pension and retirement plans.

     (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                ACTUAL EXPENSES AND PERFORMANCE:  The first section of the table provides information about actual account values
                                                  and actual expenses in dollars, based on
                                                  the fund's actual performance during the
                                                  period. You may use the information in
                                                  this line, together with the amount you
                                                  invested, to estimate the expenses you
                                                  paid over the period. Simply divide your
                                                  account value by $1,000 (for example, an
                                                  $8,600 account value divided by $1,000 =
                                                  8.6), then multiply the result by the
                                                  number in the first section of the table
                                                  under the heading entitled "Expenses
                                                  Paid During the Period" to estimate the
                                                  expenses you paid over the period.

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:  The second section of the table provides information about hypothetical account
                                                  values and hypothetical expenses based
                                                  on the fund's actual expense ratio and
                                                  an assumed rate of return at 5% per year
                                                  before expenses. This return is not the
                                                  fund's actual return. The hypothetical
                                                  account values and expenses may not be
                                                  used to estimate the actual ending
                                                  account balance or expenses you paid for
                                                  the period. You may use this information
                                                  to compare the ongoing costs of
                                                  investing in this fund versus other
                                                  funds. To do so, compare the expenses
                                                  shown in this 5% hypothetical example
                                                  with the 5% hypothetical examples that
                                                  appear in the shareholder reports of
                                                  other funds.

EXPENSE INFORMATION AS OF 12/31/05 (UNAUDITED)

              NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO

                                                                      BEGINNING          ENDING        EXPENSES PAID
              ACTUAL                                              ACCOUNT VALUE   ACCOUNT VALUE   DURING THE PERIOD*
              CLASS S                                             $       1,000   $    1,128.70        $  8.05

              HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**

              CLASS S                                             $       1,000   $    1,017.64        $  7.63

              * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

              ** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS INTERNATIONAL PORTFOLIO

NUMBER OF SHARES                                         MARKET VALUE +
COMMON STOCKS (79.3%)

ARGENTINA (0.9%)
       1,025  Tenaris SA ADR                           $       117,362

AUSTRALIA (3.3%)
     122,230  Hardman Resources                                156,139*
      15,590  Timbercorp Ltd.                                   34,336
       7,720  Woodside Petroleum                               222,115
                                                       ---------------
                                                               412,590

BELGIUM (3.6%)
       4,720  Euronav SA                                       136,997
       1,890  Fortis                                            60,318
       5,220  InBev NV                                         227,294
         520  Omega Pharma SA                                   27,101
                                                       ---------------
                                                               451,710

BRAZIL (1.8%)
       3,285  Petroleo Brasileiro ADR                          234,122*

CANADA (9.1%)
       4,380  Canadian Natural Resources                       216,492
         960  Canadian Western Bank                             29,485
       4,500  Corus Entertainment Inc.,
                B Shares                                       120,417
      12,040  Great Canadian Gaming                            169,146*
       6,100  MacDonald Dettwiler                              196,192*
       2,100  Suncor Energy                                    132,057
       5,520  Talisman Energy                                  291,635
                                                       ---------------
                                                             1,155,424

FINLAND (0.0%)
         300  Orion Oyj, B Shares                                5,556

FRANCE (4.6%)
       2,260  BNP Paribas                                      182,924
         790  Ipsos                                            104,778
       1,540  Publicis Groupe                                   53,616
         820  Saft Groupe SA                                    18,440*
         640  Societe Generale                                  78,745
       1,095  Total SA ADR                                     138,408
                                                       ---------------
                                                               576,911

GERMANY (2.0%)
         910  Continental AG                                    80,800
       1,910  Rhoen-Klinikum AG                                 72,718
         890  Wincor Nixdorf AG                                 94,190
                                                       ---------------
                                                               247,708

GREECE (0.8%)
       2,450  Titan Cement                                     100,094

HONG KONG (1.2%)
     160,000  TPV Technology                                   155,800

IRELAND (8.6%)
       4,110  Allied Irish Banks                                88,386
      22,909  Anglo Irish Bank                                 347,792
      37,794  C&C Group                                        239,890
       7,177  CRH PLC                                          211,115
         170  DCC PLC                                            3,644
      42,290  Dragon Oil PLC                                   144,273*
       4,800  Grafton Group PLC                        $        51,498*
                                                       ---------------
                                                             1,086,598

ITALY (1.3%)
       6,810  Indesit Co.                                       70,483
      14,520  Milano Assicurazioni                              99,299
                                                       ---------------
                                                               169,782

JAPAN (12.9%)
       1,000  Acom Co.                                          64,303
       3,000  Aica Kogyo                                        41,177
      31,000  Brother Industries                               325,831
       1,000  CHIYODA Corp.                                     22,990
       3,500  F.C.C. Co.                                       175,475
       8,800  Heiwa Corp.                                      120,713
       5,700  Mars Engineering                                 148,931
       3,300  Maruichi Steel Tube                               71,666
       5,250  NAMCO BANDAI                                      76,781*
      13,300  Nissan Motor                                     134,828
         500  Nissha Printing                                   14,506
       2,400  Nissin Healthcare Food
                Service                                         36,668
       3,700  PLENUS Co.                                       121,785
       6,000  Ricoh Co.                                        105,107
       4,000  Takuma Co.                                        26,739
       4,000  Tamron Co.                                        55,073
       3,500  TENMA Corp.                                       66,805
       1,200  TKC Corp.                                         24,941
                                                       ---------------
                                                             1,634,319

KOREA (1.9%)
       4,690  KT Corp. ADR                                     101,069
       6,600  SK Telecom ADR                                   133,914
                                                       ---------------
                                                               234,983

NETHERLANDS (2.0%)
         680  Aalberts Industries NV                            36,115
       1,420  Imtech NV                                         46,243
       5,260  TNT NV                                           164,443
                                                       ---------------
                                                               246,801

NORWAY (1.6%)
       4,860  Prosafe ASA                                      206,411

SINGAPORE (0.9%)
      11,000  DBS Group                                        109,134

SOUTH AFRICA (0.1%)
       3,330  Steinhoff International                            9,872*

SPAIN (1.1%)
       4,660  Banco Popular Espanol                             56,839
       1,808  Telefonica SA ADR                                 81,396
                                                       ---------------
                                                               138,235

SWEDEN (1.8%)
         200  Capio AB                                           3,564*
       3,300  Intrum Justitia AB                                30,439*
       6,200  Lundin Petroleum AB                               65,580*
       6,600  Nobia AB                                         133,805
                                                       ---------------
                                                               233,388

See Notes to Schedule of Investments

NUMBER OF SHARES                                         MARKET VALUE +
SWITZERLAND (0.2%)
         250  Advanced Digital Broadcast               $        22,815*

UNITED KINGDOM (19.6%)
      16,650  888 Holdings PLC                                  55,514*
      14,811  Amlin PLC                                         63,256
       3,229  Amlin PLC - RFD                                   13,041*
      16,080  Barclays PLC                                     168,855
       9,390  Barratt Developments                             159,122
      13,920  Burren Energy                                    218,183
       2,724  GlaxoSmithKline PLC                               68,773
      18,620  Kensington Group                                 296,012
      67,430  MFI Furniture Group                               92,711
       6,290  NETeller PLC                                      79,456*
       8,560  Northern Rock                                    138,731
      13,900  Punch Taverns PLC                                202,820
      19,126  Redrow PLC                                       175,859
      39,530  RPS Group                                        105,984
       4,350  Shire Pharmaceuticals                             55,622
      10,890  Trinity Mirror                                   107,243
      47,040  Tullow Oil PLC                                   218,282
      82,976  Vodafone Group                                   178,972
       9,374  William Hill                                      86,272
                                                       ---------------
                                                             2,484,708
                                                       ---------------
TOTAL COMMON STOCKS
(COST $9,498,016)                                           10,034,323
                                                       ---------------

PREFERRED STOCKS (3.4%)

BRAZIL (1.8%)
       4,630  Companhia Vale do Rio Doce ADR           $       167,838
       4,700  Ultrapar Participacoes ADR                        65,471
                                                       ---------------
                                                               233,309

GERMANY (1.6%)
         277  Porsche AG                                       199,100
                                                       ---------------
TOTAL PREFERRED STOCKS
(COST $444,773)                                                432,409
                                                       ---------------
SHORT-TERM INVESTMENTS (13.3%)
   1,680,394  Neuberger Berman Prime
                Money Fund Trust Class
                (COST $1,680,394)                            1,680,394@#
                                                       ---------------
TOTAL INVESTMENTS (96.0%)
(COST $11,623,183)                                          12,147,126##
Cash, receivables and other assets,
  less liabilities (4.0%)                                      501,208
                                                       ---------------

TOTAL NET ASSETS (100.0%)                              $    12,648,334
                                                       ---------------

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL PORTFOLIO

                                                                              PERCENTAGE OF
INDUSTRY                                                     MARKET VALUE +     NET ASSETS
--------                                                    ---------------   -------------
OIL & GAS                                                   $     2,154,650         17.0%
BANKS                                                             1,557,220         12.3%
TECHNOLOGY--HARDWARE                                                736,001          5.8%
HOTEL, RESTAURANTS & LEISURE                                        700,735          5.5%
CONSUMER DURABLES & APPAREL                                         625,922          5.0%
AUTOMOBILES & COMPONENTS                                            590,203          4.7%
COMMERCIAL SERVICES & SUPPLIES                                      527,454          4.2%
FOOD, BEVERAGE & TOBACCO                                            467,185          3.7%
TELECOMMUNICATIONS--WIRELESS                                        413,955          3.3%
MEDIA                                                               386,054          3.1%
CONSTRUCTION MATERIALS                                              382,876          3.0%
ENERGY SERVICES & EQUIPMENT                                         343,408          2.7%
CAPITAL GOODS                                                       268,597          2.1%
INSURANCE                                                           175,596          1.4%
MATERIALS--METALS & MINING                                          167,838          1.3%
TRANSPORTATION                                                      164,443          1.3%
PHARMACEUTICAL & BIOTECHNOLOGY                                      157,052          1.2%
FINANCIAL SERVICES                                                  109,894          0.9%
CHEMICALS                                                           106,649          0.9%
TELECOMMUNICATIONS--DIVERSIFIED                                     104,211          0.8%
RETAILING                                                            92,711          0.7%
HEALTH CARE EQUIPMENT & SERVICES                                     76,281          0.6%
DIVERSIFIED FINANCIALS                                               64,303          0.5%
CONSUMER DISCRETIONARY                                               55,514          0.4%
MATERIALS                                                            34,336          0.3%
INDUSTRIALS & COMMERCIAL PRODUCTS                                     3,644          0.0%
OTHER ASSETS--NET                                                 2,181,602         17.3%
                                                            ---------------        -----
                                                            $    12,648,334        100.0%
                                                            ---------------        -----

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS INTERNATIONAL PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust International Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#   At cost, which approximates market value.

## At December 31, 2005, the cost of investments for U.S. Federal income tax purposes was $11,628,795. Gross unrealized appreciation of investments was $660,693 and gross unrealized depreciation of investments was $142,362, resulting in net unrealized appreciation of $518,331, based on cost for U.S. Federal income tax purposes.

*   Non-income producing security.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                 INTERNATIONAL
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                           PORTFOLIO
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTES A & F)--SEE
       SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                        $  10,466,732
     Affiliated issuers                                                              1,680,394
----------------------------------------------------------------------------------------------
                                                                                    12,147,126
     Cash                                                                                  914
     Foreign currency                                                                  196,216
     Dividends and interest receivable                                                  25,964
     Receivable for securities sold                                                     61,068
     Receivable for Fund shares sold                                                   437,441
     Receivable from administrator--net (Note B)                                        39,878
----------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        12,908,607
----------------------------------------------------------------------------------------------
LIABILITIES
     Payable for securities purchased                                                  228,850
     Payable for Fund shares redeemed                                                      489
     Payable to investment manager--net (Notes A & B)                                    6,968
     Accrued expenses and other payables                                                23,966
----------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                      260,273
----------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                              $  12,648,334
----------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
     Paid-in capital                                                             $  12,069,703
     Undistributed net investment income (loss)                                             48
     Accumulated net realized gains (losses) on investments                             54,857
     Net unrealized appreciation (depreciation) in value of investments                523,726
----------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                              $  12,648,334
----------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                    1,083,068
----------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                         $       11.68
----------------------------------------------------------------------------------------------
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                        $   9,942,789
     Affiliated issuers                                                              1,680,394
TOTAL COST OF INVESTMENTS                                                        $  11,623,183
----------------------------------------------------------------------------------------------
TOTAL COST OF FOREIGN CURRENCY                                                   $     196,216
----------------------------------------------------------------------------------------------

See Notes to Financial Statements

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE PERIOD FROM APRIL 29, 2005 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2005

STATEMENT OF OPERATIONS

                                                                                  INTERNATIONAL
                                                                                      PORTFOLIO
                                                                              -----------------
                                                                                    PERIOD FROM
                                                                                 APRIL 29, 2005
                                                                                  (COMMENCEMENT
                                                                              OF OPERATIONS) TO
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                    DECEMBER 31, 2005
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                         $          46,910
Interest income--unaffiliated issuers                                                     1,972
Income from investments in affiliated issuers (Note F)                                   13,171
Foreign taxes withheld                                                                   (4,154)
-----------------------------------------------------------------------------------------------
Total income                                                                             57,899
-----------------------------------------------------------------------------------------------
EXPENSES:
Investment management fee (Notes A & B)                                                  20,382
Administration fee (Note B)                                                               7,194
Audit fees                                                                                7,487
Custodian fees (Note B)                                                                  65,273
Distribution fees (Note B)                                                                5,995
Legal fees                                                                                  346
Shareholder reports                                                                      11,009
Trustees' fees and expenses                                                              22,586
-----------------------------------------------------------------------------------------------
Total expenses                                                                          140,272
Expenses reimbursed by administrator (Note B)                                          (103,834)
Investment management fee waived (Note A)                                                  (286)
Expenses reduced by custodian fee expense offset arrangement (Note B)                      (184)
-----------------------------------------------------------------------------------------------
Total net expenses                                                                       35,968
-----------------------------------------------------------------------------------------------
Net investment income (loss)                                                             21,931
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
          Sales of investment securities of unaffiliated issuers                        109,624
          Foreign currency                                                              (10,255)
Change in net unrealized appreciation (depreciation) in value of:
          Unaffiliated investment securities                                            523,943
          Foreign currency                                                                 (217)
          -------------------------------------------------------------------------------------
Net gain (loss) on investments                                                          623,095
-----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $         645,026
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                              INTERNATIONAL PORTFOLIO
                                                                              -----------------------
                                                                                          PERIOD FROM
                                                                                       APRIL 29, 2005
                                                                                        (COMMENCEMENT
                                                                                    OF OPERATIONS) TO
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                          DECEMBER 31, 2005
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)                                                          $        21,931
Net realized gain (loss) on investments                                                        99,369
Change in net unrealized appreciation (depreciation) of investments                           523,726
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                               645,026
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                                                         (12,395)
Net realized gain on investments                                                              (54,767)
-----------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                           (67,162)
-----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                                  12,321,779
Proceeds from reinvestment of dividends and distributions                                      67,162
Payments for shares redeemed                                                                 (320,597)
Redemption fees retained (Note A)                                                               2,126
-----------------------------------------------------------------------------------------------------
Net Increase (Decrease) from Fund share transactions                                       12,070,470
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                                      12,648,334
NET ASSETS:
Beginning of period                                                                                --
-----------------------------------------------------------------------------------------------------
End of period                                                                         $    12,648,334
-----------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period                           $            48
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS INTERNATIONAL PORTFOLIO

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: International Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund commenced operations on April 29, 2005 and currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the intention of the Fund to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gain and losses and non-deductible start-up costs were reclassified at year end. These reclassifications had no effect on the net income, net assets or net assets per share of the fund.

     The tax character of distributions paid during the period ended December 31, 2005 was as follows:

     DISTRIBUTIONS PAID FROM:

                         ORDINARY INCOME            TOTAL
                              2005                  2005
                         $   67,162               $   67,162

     As of December 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                  UNDISTRIBUTED       UNREALIZED
                       ORDINARY     APPRECIATION
                         INCOME   (DEPRECIATION)         TOTAL
                     $   60,517      $   518,114   $   578,631

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and passive foreign investment companies.

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10 REDEMPTION OF FUND SHARES: The Fund charges a redemption fee of 1% on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. All redemption fees are paid to and recorded by the Fund as Paid-in capital. For the period ended December 31, 2005, the Fund received $2,126 in redemption fees.

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the period ended December 31, 2005, management fees waived under this Arrangement amounted to $286 and is reflected in the Statement of Operations under the caption "Investment management fee waived." For the period ended December 31, 2005, income earned under this Arrangement amounted to $13,171 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

     Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 2.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). Moreover, Management has voluntarily committed to reimburse certain expenses, as stated above, for an additional 0.50% per annum of the Fund's average daily net assets to maintain the Fund's Operating Expense at 1.50%. Management may, at its sole discretion, terminate this voluntary reimbursement commitment without notice. For the period ended December 31, 2005, such excess expenses amounted to $103,834. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management under the contractual Expense Limitation, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the period ended December 31, 2005, there was no reimbursement to Management under this agreement. At December 31, 2005, contingent liabilities to Management under this agreement were as follows:

                                                                     EXPIRING IN
                                                                            2008
                                                                     $    91,847

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the period ended December 31, 2005, the impact of this arrangement was a reduction of expenses of $184.

     NOTE C--SECURITIES TRANSACTIONS:

     During the period ended December 31, 2005, there were purchase and sale transactions (excluding short-term securities) of $10,748,514 and $915,201, respectively.

     During the period ended December 31, 2005, brokerage commissions on securities transactions amounted to $9,783, of which Neuberger received $0, Lehman received $3,087, and other brokers received $6,696.

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the period ended December 31, 2005 was as follows:

                                                                FOR THE PERIOD ENDED DECEMBER 31,
                                                                                             2005
     SHARES SOLD                                                                        1,105,462
     SHARES ISSUED ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS                           5,780
     SHARES REDEEMED                                                                      (28,174)
                                                                                        ---------

     TOTAL                                                                              1,083,068
                                                                                        ---------

     NOTE E--LINE OF CREDIT:

     At December 31, 2005, the Fund was one of three holders of a single $20,000,000 uncommitted, secured line of credit with a consortium of banks organized by State Street to be used only for temporary or emergency purposes or for leverage. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $20,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2005. During the period ended December 31, 2005, the Fund did not utilize this line of credit.

     NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                         INCOME FROM
                                                                                                         INVESTMENTS
                               BALANCE OF                                  BALANCE OF                             IN
                                   SHARES                        GROSS         SHARES                     AFFILIATED
                                     HELD           GROSS        SALES           HELD          VALUE         ISSUERS
                                APRIL 29,       PURCHASES          AND   DECEMBER 31,   DECEMBER 31,     INCLUDED IN
     NAME OF ISSUER                  2005   AND ADDITIONS   REDUCTIONS           2005           2005    TOTAL INCOME
     Neuberger Berman
     Prime Money Fund
     Trust Class**                     --       7,629,326    5,948,932      1,680,394   $  1,680,394   $      13,171

     *    Affiliated issuers, as defined in the 1940 Act.

     ** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

FINANCIAL HIGHLIGHTS INTERNATIONAL PORTFOLIO

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

                                                                                    PERIOD FROM
                                                                                     APRIL 29,^
                                                                                TO DECEMBER 31,
                                                                                           2005
                                                                                ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                                            $         10.00
                                                                                ---------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)@                                                               .07
NET GAINS OR LOSSES ON SECURITIES
  (BOTH REALIZED AND UNREALIZED)                                                           1.67
                                                                                ---------------
TOTAL FROM INVESTMENT OPERATIONS                                                           1.74
                                                                                ---------------
LESS DISTRIBUTIONS FROM
NET INVESTMENT INCOME                                                                      (.01)
NET CAPITAL GAINS                                                                          (.06)
                                                                                ---------------
TOTAL DISTRIBUTIONS                                                                        (.07)
REDEMPTION FEES@                                                                            .01
                                                                                ---------------
NET ASSET VALUE, END OF PERIOD                                                  $         11.68
                                                                                ---------------
TOTAL RETURN++                                                                           +17.50%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                         $          12.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                                             1.51%*
RATIO OF NET EXPENSES TO AVERAGE NET Assets^^                                              1.50%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                                0.91%*
PORTFOLIO TURNOVER RATE                                                                      29%**

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS INTERNATIONAL PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

^^ After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                     PERIOD FROM
                               APRIL 29, 2005 TO
                               DECEMBER 31, 2005
                                            5.84%

^    The date investment operations commenced.

@ Calculated based on the average number of shares outstanding during the fiscal period.

*    Annualized.

**   Not annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of International Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2005, and the related statement of operations, statement of changes in net assets and financial highlights for the period from April 29, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2005, the results of its operations, changes in its net assets and financial highlights for the period from April 29, 2005 (commencement of operations) to December 31, 2005, in conformity with U.S. generally accepted accounting principles.


                                   /s/ Ernst & Young LLP


Boston, Massachusetts
February 10, 2006

TRUSTEES AND OFFICERS

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                               POSITION AND                                     FUND COMPLEX
                              LENGTH OF TIME                                     OVERSEEN BY      OTHER DIRECTORSHIPS HELD OUTSIDE
  NAME, AGE, AND ADDRESS (1)    SERVED (2)        PRINCIPAL OCCUPATION(S) (3)   FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon (75)            Trustee since 2000  Consultant. Formerly,                  48         Independent Trustee or
                                                Chairman, CDC Investment                          Director of three series of
                                                Advisers (registered                              Oppenheimer Funds: Limited
                                                investment adviser), 1993 to                      Term New York Municipal Fund,
                                                January 1999; formerly,                           Rochester Fund Municipals, and
                                                President and Chief Executive                     Oppenheimer Convertible
                                                Officer, AMA Investment                           Securities Fund, since 1992.
                                                Advisors, an affiliate of the
                                                American Medical Association.

Faith Colish (70)           Trustee since 1984  Counsel, Carter Ledyard &              48         Director, American Bar
                                                Milburn LLP (law firm) since                      Retirement Association (ABRA)
                                                October 2002; formerly,                           since 1997 (not-for-profit
                                                Attorney-at-Law and President,                    membership association).
                                                Faith Colish, A Professional
                                                Corporation, 1980 to 2002.

C. Anne Harvey (68)         Trustee since 1998  Consultant, C.A. Harvey                48         President, Board of Associates
                                                Associates since June 2001;                       to The National Rehabilitation
                                                formerly, Director, AARP, 1978                    Hospital's Board of Directors
                                                to December 2001.                                 since 2002; formerly, Member,
                                                                                                  Individual Investors Advisory
                                                                                                  Committee to the New York
                                                                                                  Stock Exchange Board of
                                                                                                  Directors, 1998 to June 2002;
                                                                                                  formerly, Member, American
                                                                                                  Savings Education Council's
                                                                                                  Policy Board (ASEC), 1998 to
                                                                                                  2000; formerly, Member,
                                                                                                  Executive Committee, Crime
                                                                                                  Prevention Coalition of
                                                                                                  America, 1997 to 2000.

Barry Hirsch (72)           Trustee since 2000  Attorney-at-Law; formerly,             48         None.
                                                Senior Counsel, Loews
                                                Corporation (diversified
                                                financial corporation), May
                                                2002 to April 2003; formerly,
                                                Senior Vice President,
                                                Secretary and General Counsel,
                                                Loews Corporation.

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                               POSITION AND                                      FUND COMPLEX
                              LENGTH OF TIME                                      OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
  NAME, AGE, AND ADDRESS (1)    SERVED (2)        PRINCIPAL OCCUPATION(S) (3)   FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (78)       Trustee since 2000  Marcus Nadler Professor                48         Director, The Caring Community
                                                Emeritus of Finance and                           (not-for-profit); formerly,
                                                Economics, New York University                    Director, DEL Laboratories,
                                                Stern School of Business;                         Inc. (cosmetics and
                                                formerly, Executive                               pharmaceuticals), 1978 to
                                                Secretary-Treasurer, American                     2004; formerly, Director,
                                                Finance Association, 1961 to                      Apple Bank for Savings, 1979
                                                1979.                                             to 1990; formerly, Director,
                                                                                                  Western Pacific Industries,
                                                                                                  Inc., 1972 to 1986 (public
                                                                                                  company).

Howard A. Mileaf (69)       Trustee since 1999  Retired; formerly, Vice                48         Director, WHX Corporation
                                                President and Special Counsel,                    (holding company) since August
                                                WHX Corporation (holding                          2002; Director, Webfinancial
                                                company), 1993 to 2001.                           Corporation (holding company)
                                                                                                  since December 2002; Director,
                                                                                                  State Theatre of New Jersey
                                                                                                  (not-for-profit theater) since
                                                                                                  2000; formerly, Director,
                                                                                                  Kevlin Corporation
                                                                                                  (manufacturer of microwave and
                                                                                                  other products).

Edward I. O'Brien (77)      Trustee since 2000  Formerly, Member, Investment           48         Director, Legg Mason, Inc.
                                                Policy Committee, Edward                          (financial services holding
                                                Jones, 1993 to 2001;                              company) since 1993; formerly,
                                                President, Securities Industry                    Director, Boston Financial
                                                Association ("SIA")                               Group (real estate and tax
                                                (securities industry's                            shelters), 1993 to 1999.
                                                representative in government
                                                relations and regulatory
                                                matters at the federal and
                                                state levels), 1974 to 1992;
                                                Adviser to SIA, November 1992
                                                to November 1993.

William E. Rulon (73)       Trustee since 2000  Retired; formerly, Senior Vice         48         Director, Pro-Kids Golf and
                                                President, Foodmaker, Inc.                        Learning Academy (teach golf
                                                (operator and franchiser of                       and computer usage to "at
                                                restaurants) until January                        risk" children) since 1998;
                                                1997.                                             formerly, Director, Prandium,
                                                                                                  Inc. (restaurants), March 2001
                                                                                                  to July 2002.

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                               POSITION AND                                     FUND COMPLEX
                              LENGTH OF TIME                                     OVERSEEN BY      OTHER DIRECTORSHIPS HELD OUTSIDE
  NAME, AGE, AND ADDRESS (1)    SERVED (2)        PRINCIPAL OCCUPATION(S) (3)   FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (74)      Trustee since 2000  Founding General Partner,              48         Director, Capital Cash
                                                Oxford Partners and Oxford                        Management Trust (money market
                                                Bioscience Partners (venture                      fund), Naragansett Insured
                                                capital partnerships) and                         Tax-Free Income Fund, Rocky
                                                President, Oxford Venture                         Mountain Equity Fund, Prime
                                                Corporation.                                      Cash Fund, several private
                                                                                                  companies and QuadraMed
                                                                                                  Corporation (NASDAQ).

Tom D. Seip (56)            Trustee since       General Partner, Seip                  48         Director, H&R Block, Inc.
                            2000; Lead          Investments LP (a private                         (financial services company)
                            Independent         investment partnership);                          since May 2001; Director,
                            Trustee beginning   formerly, President and CEO,                      Forward Management, Inc.
                            2006                Westaff, Inc. (temporary                          (asset management company)
                                                staffing), May 2001 to January                    since 2001; formerly,
                                                2002; formerly, Senior                            Director, General Magic (voice
                                                Executive at the Charles                          recognition software), 2001 to
                                                Schwab Corporation, 1983 to                       2002; formerly, Director,
                                                1999, including Chief                             E-Finance Corporation (credit
                                                Executive Officer, Charles                        decisioning services), 1999 to
                                                Schwab Investment Management,                     2003; formerly, Director,
                                                Inc. and Trustee, Schwab                          Save-Daily.com (micro
                                                Family of Funds and Schwab                        investing services), 1999 to
                                                Investments, 1997 to 1998, and                    2003; formerly, Director,
                                                Executive Vice                                    Offroad Capital Inc. (private
                                                President-Retail Brokerage,                       internet commerce company),
                                                Charles Schwab Investment                         1999 to 2002.
                                                Management, 1994 to 1997.

Candace L. Straight (58)    Trustee since 1999  Private investor and                   48         Director, The Proformance
                                                consultant specializing in the                    Insurance Company (personal
                                                insurance industry; formerly,                     lines property and casualty
                                                Advisory Director, Securitas                      insurance company) since March
                                                Capital LLC (a global private                     2004; Director, Providence
                                                equity investment firm                            Washington (property and
                                                dedicated to making                               casualty insurance company)
                                                investments in the insurance                      since December 1998; Director,
                                                sector), 1998 to December                         Summit Global Partners
                                                2002.                                             (insurance brokerage firm)
                                                                                                  since October 2000.

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                               POSITION AND                                     FUND COMPLEX
                              LENGTH OF TIME                                     OVERSEEN BY      OTHER DIRECTORSHIPS HELD OUTSIDE
  NAME, AGE, AND ADDRESS (1)    SERVED (2)        PRINCIPAL OCCUPATION(S) (3)   FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (61)         Trustee since 1984  Regional Manager for Atlanta           48         None.
                                                Region, Ford Motor Credit
                                                Company since August 1997;
                                                formerly, President, Ford Life
                                                Insurance Company, April 1995
                                                to August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (65)        President and       Executive Vice President and           48         Director, Dale Carnegie and
                            Trustee since 2002  Chief Investment Officer,                         Associates, Inc. (private
                                                Neuberger Berman Inc. (holding                    company) since 1998; Director,
                                                company) since 2002 and 2003,                     Emagin Corp. (public company)
                                                respectively; Managing                            since 1997; Director,
                                                Director and Chief Investment                     Solbright, Inc. (private
                                                Officer, Neuberger Berman                         company) since 1998; Director,
                                                since December 2005 and 2003,                     Infogate, Inc. (private
                                                respectively; formerly,                           company) since 1997; Director,
                                                Executive Vice President,                         Broadway Television Network
                                                Neuberger Berman, December                        (private company) since 2000.
                                                2002 to 2005; Director and
                                                Chairman, NB Management since
                                                December 2002; formerly,
                                                Executive Vice President,
                                                Citigroup Investments, Inc.,
                                                September 1995 to February
                                                2002; formerly, Executive Vice
                                                President, Citigroup Inc.,
                                                September 1995 to February
                                                2002.

                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN
                               POSITION AND                                     FUND COMPLEX
                              LENGTH OF TIME                                     OVERSEEN BY      OTHER DIRECTORSHIPS HELD OUTSIDE
  NAME, AGE, AND ADDRESS (1)    SERVED (2)        PRINCIPAL OCCUPATION(S) (3)   FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (46)      Chairman of the     Executive Vice President,              48         Director and Vice President,
                            Board, Chief        Neuberger Berman Inc. (holding                    Neuberger & Berman Agency,
                            Executive Officer   company) since 1999; Head of                      Inc. since 2000; formerly,
                            and Trustee since   Neuberger Berman Inc.'s Mutual                    Director, Neuberger Berman
                            2000; President     Funds Business (since 1999)                       Inc. (holding company),
                            and Chief           and Institutional Business                        October 1999 to March 2003;
                            Executive           (1999 to October 2005);                           Trustee, Frost Valley YMCA.
                            Officer, 1999 to    responsible for Managed
                            2000                Accounts Business and
                                                intermediary distribution
                                                since October 2005; President
                                                and Director, NB Management
                                                since 1999; Managing Director,
                                                Neuberger Berman since 2005;
                                                formerly, Executive Vice
                                                President, Neuberger Berman,
                                                1999 to December 2005;
                                                formerly, Principal, Neuberger
                                                Berman, 1997 to 1999;
                                                formerly, Senior Vice
                                                President, NB Management, 1996
                                                to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                    POSITION AND
  NAME, AGE, AND ADDRESS (1)   LENGTH OF TIME SERVED (2)                     PRINCIPAL OCCUPATION(S) (3)
------------------------------------------------------------------------------------------------------------------------
Andrew B. Allard (44)       Anti-Money Laundering           Senior Vice President, Neuberger Berman since 2006; Deputy
                            Compliance Officer since 2002   General Counsel, Neuberger Berman since 2004; formerly, Vice
                                                            President, Neuberger Berman, 2000 to 2006; formerly,
                                                            Associate General Counsel, Neuberger Berman, 1999 to 2004;
                                                            formerly, Associate General Counsel, NB Management, 1994 to
                                                            1999; Anti-Money Laundering Compliance Officer, fifteen
                                                            registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002, three since 2003, four since 2004 and one since 2005).

Michael J. Bradler (36)     Assistant Treasurer since 2005  Vice President, Neuberger Berman since 2006; Employee, NB
                                                            Management since 1997; Assistant Treasurer, fifteen
                                                            registered investment companies for which NB Management acts as investment manager and administrator (fifteen since
                                                            2005).

Claudia A. Brandon (49)     Secretary since 1985            Vice President-Mutual Fund Board Relations, NB Management
                                                            since 2000 and Assistant Secretary since 2004; Vice
                                                            President, Neuberger Berman since 2002 and Employee since
                                                            1999; formerly, Vice President, NB Management, 1986 to 1999;
                                                            Secretary, fifteen registered investment companies for which
                                                            NB Management acts as investment manager and administrator
                                                            (three since 2000, four since 2002, three since 2003, four since 2004 and one since 2005).

Robert Conti (49)           Vice President since 2000       Senior Vice President, Neuberger Berman since 2003;
                                                            formerly, Vice President, Neuberger Berman, 1999 to 2003;
                                                            Senior Vice President, NB Management since 2000; formerly,
                                                            Controller, NB Management, 1994 to 1996; formerly,
                                                            Treasurer, NB Management, 1996 to 1999; Vice President,
                                                            fifteen registered investment companies for which NB
                                                            Management acts as investment manager and administrator
                                                            (three since 2000, four since 2002, three since 2003, four since 2004 and one since 2005).

                                    POSITION AND
  NAME, AGE, AND ADDRESS (1)   LENGTH OF TIME SERVED (2)                     PRINCIPAL OCCUPATION(S) (3)
------------------------------------------------------------------------------------------------------------------------
Brian J. Gaffney (52)       Vice President since 2000       Managing Director, Neuberger Berman since 1999; Senior Vice
                                                            President, NB Management since 2000; formerly, Vice
                                                            President, NB Management, 1997 to 1999; Vice President,
                                                            fifteen registered investment companies for which NB
                                                            Management acts as investment manager and administrator
                                                            (three since 2000, four since 2002, three since 2003, four since 2004 and one since 2005).

Maxine L. Gerson (55)       Chief Legal Officer since 2005  Senior Vice President, Neuberger Berman since 2002; Deputy
                            (only for purposes of sections  General Counsel and Assistant Secretary, Neuberger Berman
                            307 and 406 of the              since 2001; formerly, Vice President, Neuberger Berman, 2001
                            Sarbanes-Oxley Act of 2002)     to 2002; formerly, Associate General Counsel, Neuberger
                                                            Berman, 2001; formerly, Counsel, Neuberger Berman, 2000;
                                                            Secretary and General Counsel, NB Management since 2004.

Sheila R. James (40)        Assistant Secretary since 2002  Employee, Neuberger Berman since 1999; formerly, Employee,
                                                            NB Management, 1991 to 1999; Assistant Secretary, fifteen
                                                            registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002, three since 2003, four since 2004 and one since 2005).

Kevin Lyons (50)            Assistant Secretary since 2003  Employee, Neuberger Berman since 1999; formerly, Employee,
                                                            NB Management, 1993 to 1999; Assistant Secretary, fifteen
                                                            registered investment companies for which NB Management acts as investment manager and administrator (ten since 2003,
                                                            four since 2004 and one since 2005).

John M. McGovern (36)       Treasurer and Principal         Vice President, Neuberger Berman since 2004; Employee, NB
                            Financial and Accounting        Management since 1993; Treasurer and Principal Financial and
                            Officer since 2005; prior       Accounting Officer, fifteen registered investment companies
                            thereto, Assistant Treasurer    for which NB Management acts as investment manager and
                            since 2002                      administrator (fifteen since 2005); formerly, Assistant
                                                            Treasurer, fifteen registered investment companies for which
                                                            NB Management acts as investment manager and administrator,
                                                            2002 to 2005.

                                    POSITION AND
  NAME, AGE, AND ADDRESS (1)   LENGTH OF TIME SERVED (2)                     PRINCIPAL OCCUPATION(S) (3)
------------------------------------------------------------------------------------------------------------------------
Frank Rosato (35)           Assistant Treasurer since 2005  Vice President, Neuberger Berman since 2006; Employee, NB
                                                            Management since 1995; Assistant Treasurer, fifteen
                                                            registered investment companies for which NB Management acts as investment manager and administrator (fifteen since
                                                            2005).

Frederic B. Soule (59)      Vice President since 2000       Senior Vice President, Neuberger Berman since 2003;
                                                            formerly, Vice President, Neuberger Berman, 1999 to 2003;
                                                            formerly, Vice President, NB Management, 1995 to 1999; Vice
                                                            President, fifteen registered investment companies for which
                                                            NB Management acts as investment manager and administrator
                                                            (three since 2000, four since 2002, three since 2003, four since 2004 and one since 2005).

Chamaine Williams (35)      Chief Compliance Officer since  Vice President, Lehman Brothers Inc. since 2003; Chief
                            2005                            Compliance Officer, fifteen registered investment companies for which NB Management acts as investment manager and
                                                            administrator (fifteen since 2005); Chief Compliance
                                                            Officer, Lehman Brothers Asset Management Inc. since 2003;
                                                            Chief Compliance Officer, Lehman Brothers Alternative
                                                            Investment Management LLC since 2003; formerly, Vice
                                                            President, UBS Global Asset Management (US) Inc. (formerly,
                                                            Mitchell Hutchins Asset Management, a wholly-owned
                                                            subsidiary of PaineWebber Inc.), 1997-2003.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 21, 2005, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for International Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services to be provided; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered, with respect to the Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated a report from Management and Neuberger that addressed specific factors designed to inform the Board's consideration of these and other issues. The Board also retained an independent consultant to provide additional data.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio manager. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman provide, and has reviewed studies by independent firms engaged to review and evaluate the quality of brokerage execution received by the Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund since its inception relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board noted that the Fund had less than one year of performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board did not consider the profitability of Management and its affiliates from their association with the Fund since the Fund began operations April 29, 2005.

The Board received a detailed report from an independent consultant that compares the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered the range and average of the management fees and expense ratios of the peer group. The Board noted that the Fund's actual management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group median. In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for the Fund.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no comparable sub-advised funds. The Board compared the fees charged to a comparable separate account to the fees charged to the Fund at various asset levels. The Board considered the appropriateness and reasonableness of the differences between the fees charged between the Fund and the comparable separate account and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

ANNUAL REPORT
DECEMBER 31, 2005

NEUBERGER BERMAN
ADVISERS
MANAGEMENT
TRUST

LIMITED
MATURITY
BOND
PORTFOLIO(R)

B1011 02/06

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2005

LIMITED MATURITY BOND PORTFOLIO Managers' Commentary

The Neuberger Berman Advisers Management Trust (AMT) Limited Maturity Bond Portfolio provided a modestly positive return of 1.44% in calendar 2005.

Throughout the year, the Federal Reserve continued to tighten monetary policy. These moves were largely anticipated, which early in the year resulted in relative stability for bond prices. However, in February, Fed Chairman Alan Greenspan unsettled bond investors with his much-quoted "conundrum" statement, expressing puzzlement that long-term bond yields were not responding to the Fed's short rate increases. These comments, along with other data, caused investors to fear more aggressive tightening, which put pressure on bond prices.

This was followed by a rally in the beginning of the second quarter, as further data releases pointed to enough of a moderation in economic growth to hold inflation in check, and many observers believed that the Fed would maintain its "measured pace" of rate increases. Still, by October, the tide had turned yet again, and it appeared that the economy remained strong despite two major hurricanes and data suggesting that inflation would remain an ongoing concern. A modest December rally improved an otherwise poor year for the fixed income market.

Over the course of 2005, long rates did not rise as much as they have historically during Fed tightening campaigns. In fact, the U.S. Treasury yield curve inverted at year-end, meaning that long-term bonds provided smaller yields than short-term bonds. The difference was slight, but the inversion is significant as it marks the first time this has happened since 2000.

Throughout the year, we maintained a defensive posture, with portfolio duration (a standard measure of the sensitivity of a bond's price to interest rate movements) at slightly lower levels than those of our benchmark index. Our duration posture helped to protect the Portfolio from the impact of higher interest rates, and we made opportunistic sector allocations in order to enhance yield.

We substantially reduced our allocation to Treasuries during the period, from 23.4% to 2.5%, and invested the proceeds in higher yielding but conservative alternatives. The changes included a significant increase in our allocation to AAA-rated asset-backed and mortgage-backed securities with well-defined maturities, from 13.9% of the Portfolio to 44%.

During 2005, we increased the Portfolio's exposure to U.S. government agency securities from 10.7% to 12.2%, as these issues offer portfolio diversification and higher yields than Treasuries. We made strategic adjustments to our corporate bond holdings throughout the year based on our view of the economy and the markets, ending 2005 with the group representing roughly 40% of the Portfolio.

Our commitment to protecting principal while enhancing yield has led us to focus on maintaining high credit-quality standards. Given the current economic environment, we decreased our allocation to BBB-rated securities, so that by fiscal year-end, most of the Portfolio was in AAA securities.

At its December meeting, the Fed removed the reference to "accommodative" from its policy statement, and indicated that it is getting closer to the end of its tightening campaign. We expect rates to continue increasing, at least once or twice. The views of the Fed's board members regarding current and future policy remain varied. The data used by the Fed to dictate future policy decisions is also likely to stay mixed. We will therefore continue to maintain a defensive duration, and will only move to a more neutral stance on clearer signals from the Fed that an end to tightening is near. Corporate spreads remain historically narrow, so we are not being particularly aggressive in our reach for credit spread. We expect to continue to pick up yield while maintaining very high credit quality.

In closing, our investment philosophy of research-driven security selection, opportunistic sector allocation and duration management has enabled us to provide our investors with consistent and secure returns, regardless of interest rates and market cycles. We are confident that this time-tested approach is in the best interest of our shareholders.

Sincerely,

                     /s/ Ted Giuliano   /s/ John Dugenske

                                  TED GIULIANO
                                       AND
                                  JOHN DUGENSKE
                              PORTFOLIO CO-MANAGERS

AVERAGE ANNUAL TOTAL RETURN(1)

                                                   MERRILL LYNCH
                           LIMITED MATURITY             1-3 YEAR
                             BOND PORTFOLIO    TREASURY INDEX(2)
1 YEAR                                 1.44%                1.67%
5 YEAR                                 3.71%                3.67%
10 YEAR                                4.22%                4.79%
LIFE OF FUND                           6.54%                6.87%
INCEPTION DATE                   09/10/1984

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

[CHART]

COMPARISON OF A $10,000 INVESTMENT
VALUE AS OF 12/31/05

                     LIMITED MATURITY BOND PORTFOLIO   MERRILL LYNCH 1-3 YEAR TREASURY INDEX
12/31/1995                       $ 10,000                         $ 10,000
12/31/1996                       $ 10,431                         $ 10,498
12/31/1997                       $ 11,134                         $ 11,197
12/31/1998                       $ 11,623                         $ 11,980
12/31/1999                       $ 11,794                         $ 12,347
12/31/2000                       $ 12,595                         $ 13,334
12/31/2001                       $ 13,700                         $ 14,441
12/31/2002                       $ 14,432                         $ 15,272
12/31/2003                       $ 14,782                         $ 15,562
12/31/2004                       $ 14,897                         $ 15,703
12/31/2005                       $ 15,112                         $ 15,965

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

RATING SUMMARY

AAA/Government/Government Agency      64.3%
AA                                     6.3
A                                     22.9
BBB                                    4.1
BB                                     0.3
B                                      0.0
CCC                                    0.0
CC                                     0.0
C                                      0.0
D                                      0.0
Not Rated                              0.0
Short Term                             2.1

ENDNOTES

1. 1.44%, 3.71% and 4.22% were the average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2005. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the portfolio.

2. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                ACTUAL EXPENSES AND PERFORMANCE:  The first section of the table provides information about actual account values and actual
                                                  expenses in dollars, based on the fund's actual
                                                  performance during the period. You may use the
                                                  information in this line, together with the amount
                                                  you invested, to estimate the expenses you paid
                                                  over the period. Simply divide your account value
                                                  by $1,000 (for example, an $8,600 account value
                                                  divided by $1,000 = 8.6), then multiply the result
                                                  by the number in the first section of the table
                                                  under the heading entitled "Expenses Paid During
                                                  the Period" to estimate the expenses you paid over
                                                  the period.

   HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:  The second section of the table provides information about hypothetical account values and
                                                  hypothetical expenses based on the fund's actual
                                                  expense ratio and an assumed rate of return at 5%
                                                  per year before expenses. This return is not the
                                                  fund's actual return. The hypothetical account
                                                  values and expenses may not be used to estimate
                                                  the actual ending account balance or expenses you
                                                  paid for the period. You may use this information
                                                  to compare the ongoing costs of investing in this
                                                  fund versus other funds. To do so, compare the
                                                  expenses shown in this 5% hypothetical example
                                                  with the 5% hypothetical examples that appear in
                                                  the shareholder reports of other funds.

EXPENSE INFORMATION As of 12/31/05 (Unaudited)

   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST LIMITED MATURITY BOND PORTFOLIO

                                    BEGINNING          ENDING        EXPENSES PAID
        ACTUAL                  ACCOUNT VALUE   ACCOUNT VALUE   DURING THE PERIOD*
        CLASS I                       $ 1,000      $ 1,006.60               $ 3.84

        HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
        CLASS I                       $ 1,000      $ 1,021.37               $ 3.87

 * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS Limited Maturity Bond Portfolio


PRINCIPAL AMOUNT                                                                      RATING ~      MARKET VALUE +
                                                                                 MOODY'S     S&P
U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT (2.5%)
$     2,965,000   U.S. Treasury Notes, 2.25%, due 4/30/06                            TSY     TSY   $     2,945,659
      2,000,000   U.S. Treasury Notes, 3.63%, due 4/30/07                            TSY     TSY         1,979,062
      3,700,000   U.S. Treasury Notes, 4.00%, due 9/30/07                            TSY     TSY         3,674,274
                                                                                                   ---------------
                  TOTAL U.S. TREASURY SECURITIES-BACKED BY THE FULL FAITH
                    AND CREDIT OF THE U.S. GOVERNMENT (COST $8,634,871)                                  8,598,995
                                                                                                   ---------------
U.S. GOVERNMENT AGENCY SECURITIES (12.2%)
     11,250,000   Fannie Mae, Notes, 5.25%, due 4/15/07                              AGY     AGY        11,315,824
     13,675,000   Federal Home Loan Bank, Notes, 3.38%, due 9/14/07                  AGY     AGY        13,380,399
     17,000,000   Freddie Mac, Notes, 4.38%, due 11/16/07                            AGY     AGY        16,887,052
                                                                                                   ---------------
                  TOTAL U.S. GOVERNMENT AGENCY SECURITIES
                    (COST $41,744,909)                                                                  41,583,275
                                                                                                   ---------------
MORTGAGE-BACKED SECURITIES (29.8%)
      5,982,939   Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1,
                    5.39%, due 1/25/36                                               Aaa     AAA         5,972,773
      4,712,973   Banc of America Commercial Mortgage, Inc., Series 2005-1,
                    Class A1, 4.36%, due 11/10/42                                            AAA         4,680,908
      6,325,000   Banc of America Commercial Mortgage, Inc., Ser. 2005-6,
                    Class A1, 5.00%, due 9/10/47                                     Aaa     AAA         6,336,859
      2,489,752   Banc of America Funding Corp., Ser. 2005-F, Class 4A1,
                    5.43%, due 9/20/35                                               Aaa     AAA         2,485,472
      6,257,716   Banc of America Funding Corp., Ser. 2005-H, Class 7A1,
                    5.72%, due 11/20/35                                                      AAA         6,290,963
      3,501,554   Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%,
                    due 6/25/35                                                      Aaa     AAA         3,779,315**
      6,325,000   Credit Suisse First Boston Mortgage Securities Corp.,
                    Ser. 2005-C6, Class A1, 4.94%, due 12/15/40                      Aaa     AAA         6,320,838
      6,018,735   First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5,
                    Class 2A1, 5.47%, due 11/25/35                                   Aaa     AAA         6,021,805
      8,372,490   GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4,
                    8.50%, due 3/25/35                                               Aaa     AAA         8,942,226**
      1,631,126   GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4,
                    8.50%, due 9/25/35                                               Aaa     AAA         1,732,940
      5,421,950   Harborview Mortgage Loan Trust, Floating Rate,
                    Ser. 2004-4, Class 3A, 2.98%, due 1/19/06                        Aaa     AAA         5,322,780^^
      6,263,236   Indymac Index Mortgage Loan Trust, Ser. 2005-AR23,
                    Class 2A1, 5.59%, due 11/25/35                                   Aaa     AAA         6,280,181
      6,325,000   J.P. Morgan Chase Commercial Mortgage Securities,
                    Ser. 2005-LDP5, Class A1, 5.04%, due 12/15/44                    Aaa     AAA         6,336,195
      4,207,329   J.P. Morgan Mortgage Trust, Ser. 2005-A4, Class 2A1,
                    5.07%, due 7/25/35                                               Aaa     AAA         4,174,453
      6,152,577   J.P. Morgan Mortgage Trust, Ser. 2005-ALT1, Class 2A1,
                    5.66%, due 10/25/35                                              Aaa     AAA         6,180,404
      6,325,000   Nomura Asset Acceptance Corp., Ser. 2005-AR6, Class 2A1,
                    5.82%, due 12/25/35                                              Aaa     AAA         6,361,766
      6,139,418   Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31,
                    5.64%, due 9/25/35                                               Aaa     AAA         6,161,477
FANNIE MAE
      4,128,060   Fannie Mae Whole Loan, Ser. 2004-W8, Class PT, 10.21%,
                    due 1/25/06                                                      Aaa     AAA         4,614,263^^
FREDDIE MAC
         12,498   Mortgage Participation Certificates, 10.00%, due 4/1/20            AGY     AGY            13,892
        274,186   Pass-Through Certificates, 5.00%, due 2/1/07                       AGY     AGY           274,482

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                      RATING ~      MARKET VALUE +
                                                                                 MOODY'S     S&P
$     3,232,649   Pass-Through Certificates, 8.50%, due 10/1/30                      AGY     AGY   $     3,475,223
                                                                                                   ---------------
                  TOTAL MORTGAGE-BACKED SECURITIES (COST $102,144,186)                                 101,759,215
                                                                                                   ---------------

CORPORATE DEBT SECURITIES (36.3%)
      3,300,000   American Express Co., Notes, 5.50%, due 9/12/06                     A1      A+         3,315,563
      1,765,000   AT&T Wireless Services, Inc., Senior Notes, 7.35%,
                    due 3/1/06                                                      Baa2       A         1,772,432
      4,130,000   Bank of America Corp., Senior Notes, 3.88%, due 1/15/08            Aa2     AA-         4,054,293
      2,990,000   Bank of New York Co., Inc., Senior Notes, 5.20%, due               Aa3      A+         3,004,836
                    7/1/07
      3,300,000   Bear Stearns Co., Inc., Notes, 4.00%, due 1/31/08                   A1       A         3,239,673
      3,100,000   Berkshire Hathaway Finance, Notes, 3.40%, due 7/2/07               Aaa     AAA         3,033,908
      3,250,000   Boeing Capital Corp., Senior Notes, 5.75%, due 2/15/07              A3       A         3,279,783
      3,400,000   Caterpillar Financial Services Corp., Medium-Term Notes,
                    2.59%, due 7/15/06                                                A2       A         3,361,107
      1,285,000   Chase Manhattan Corp., Subordinated Notes, 7.25%, due 6/1/07        A1       A         1,322,215
      3,350,000   CIT Group, Inc., Senior Notes, 3.88%, due 11/3/08                   A2       A         3,253,178
      6,300,000   Citigroup, Inc., Notes, 5.00%, due 3/6/07                          Aa1     AA-         6,309,261
      3,250,000   Coca-Cola Enterprises, Notes, 5.38%, due 8/15/06                    A2       A         3,261,437
      3,000,000   Comcast Cable Communications, Notes, 8.38%, due 5/1/07            Baa2    BBB+         3,128,433
      4,175,000   Credit Suisse First Boston USA, Inc., Notes, 4.63%,
                    due 1/15/08                                                      Aa3      A+         4,155,077
      2,500,000   DaimlerChrysler NA Holdings Corp., Guaranteed Notes,
                    4.05%, due 6/4/08                                                 A3     BBB         2,433,737
      3,400,000   Diageo Finance BV, Guaranteed Notes, 3.00%, due                     A3      A-         3,340,867
                    12/15/06
      1,150,000   Enterprise Products Operating LP, Senior Notes, 4.00%,
                    due 10/15/07                                                    Baa3     BB+         1,125,970
      3,400,000   General Electric Capital Corp., Notes, 3.50%, due                  Aaa     AAA         3,302,590
                    5/1/08
      4,100,000   Goldman Sachs Group, Inc., Notes, 4.13%, due 1/15/08               Aa3      A+         4,037,057
      3,300,000   Hewlett-Packard Co., Notes, 5.50%, due 7/1/07                       A3      A-         3,326,664
      3,200,000   HSBC Finance Corp., Notes, 5.75%, due 1/30/07                       A1       A         3,226,384
      3,250,000   International Lease Finance Corp., Notes, 5.75%, due
                    2/15/07                                                           A1     AA-         3,267,079
      1,500,000   J.P.Morgan Chase & Co., Senior Notes, 5.63%, due
                    8/15/06                                                          Aa3      A+         1,506,429
      2,700,000   John Deere Capital Corp., Notes, 5.13%, due 10/19/06                A3      A-         2,706,331
      2,175,000   Kraft Foods, Inc., Notes, 4.63%, due 11/1/06                        A3    BBB+         2,168,166
      1,550,000   Mallinckrodt Group, Inc., Notes, 6.50%, due 11/15/07              Baa3    BBB+         1,580,568
      2,475,000   MBNA Corp., Notes, 4.63%, due 9/15/08                              Aa2     AA-         2,457,039
      4,300,000   Merrill Lynch & Co., Notes, 4.25%, due 9/14/07                     Aa3      A+         4,255,697
      3,850,000   Morgan Stanley, Bonds, 5.80%, due 4/1/07                           Aa3      A+         3,889,243
      3,200,000   National Rural Utilities Collateral Trust, 6.00%, due
                    5/15/06                                                           A1      A+         3,214,787
      1,540,000   Sprint Capital Corp., Guaranteed Notes, 6.00%,
                    due 1/15/07                                                     Baa2      A-         1,555,060
      3,300,000   Target Corp., Notes, 3.38%, due 3/1/08                              A2      A+         3,206,174
      3,000,000   Time Warner Entertainment Co., Notes, 7.25%,
                    due 9/1/08                                                      Baa1    BBB+         3,140,052
      3,400,000   Toyota Motor Credit Corp., Medium-Term Notes, 2.70%,
                    due 1/30/07                                                      Aaa     AAA         3,313,603
      2,150,000   Union Bank of Switzerland-NY, Subordinated Notes, 7.25%,
                    due 7/15/06                                                      Aa3      AA         2,175,295
      1,600,000   Univision Communications, Inc., Guaranteed Notes, 3.50%,
                    due 10/15/07                                                    Baa2    BBB-         1,552,114
      3,100,000   U.S.Bank NA, Notes, 2.85%, due 11/15/06                            Aa1     AA-         3,048,844
      3,200,000   Verizon Global Funding Corp., Notes, 4.00%, due 1/15/08             A3      A+         3,138,371
      3,300,000   Verizon Wireless Capital, Notes, 5.38%, due 12/15/06                A3      A+         3,310,870
      4,100,000   Wachovia Corp., Notes, 4.95%, due 11/1/06                          Aa3      A+         4,100,316
      3,100,000   Washington Mutual, Inc., Senior Notes, 5.63%, due
                    1/15/07                                                           A3      A-         3,117,075
                                                                                                   ---------------
                  TOTAL CORPORATE DEBT SECURITIES
                    (COST $125,878,732)                                                                123,987,578
                                                                                                   ---------------

See Notes to Schedule of Investments

PRINCIPAL AMOUNT                                                                    RATING ~        MARKET VALUE +
                                                                                 MOODY'S     S&P
FOREIGN GOVERNMENT SECURITIES^ (2.6%)
EUR   4,800,000   Bundesobligation, 3.50%, due 10/10/08                              Aaa     AAA   $     5,767,808
EUR   2,540,000   Bundesobligation, 3.25%, due 4/17/09                               Aaa     AAA         3,033,480
                                                                                                   ---------------
                  TOTAL FOREIGN GOVERNMENT SECURITIES
                    (COST $9,236,017)                                                                    8,801,288
                                                                                                   ---------------
ASSET-BACKED SECURITIES (14.2%)
      5,000,000   Capital Auto Receivables Asset Trust, Ser. 2004-2, Class A3,
                    3.58%, due 1/15/09                                               Aaa     AAA         4,905,175
      4,140,000   Chase Funding Mortgage Loan, Ser. 2003-6, Class 1 A3,
                    3.34%, due 5/25/26                                               Aaa     AAA         4,066,741
      6,580,000   Chase Manhattan Auto Owner Trust, Ser. 2003-C, Class A4,
                    2.94%, due 6/15/10                                               Aaa     AAA         6,423,419
      6,400,000   Citibank Credit Card Issuance Trust, Ser. 2004-A1, Class A1,
                    2.55%, due 1/20/09                                               Aaa     AAA         6,250,707
      3,800,000   Ford Credit Auto Owner Trust, Ser. 2005-A, Class A3, 3.48%,
                    due 11/15/08                                                     Aaa     AAA         3,751,965
      2,000,000   John Deere Owner Trust, Ser. 2005-A, Class A3, 3.98%,
                    due 6/15/09                                                      Aaa     AAA         1,975,113
      6,400,000   MBNA Credit Card Master Note Trust, Ser. 2002-A1,
                    Class A1, 4.95%, due 6/15/09                                     Aaa     AAA         6,415,858
      3,800,000   Nissan Auto Receivables Owner Trust, Ser. 2005-A,
                    Class A3, 3.54%, due 10/15/08                                    Aaa     AAA         3,746,285
      2,475,000   Nomura Asset Acceptance Corp., Ser. 2005-S3, Class AIO,
                    20.00%, Interest Only Security due 8/25/35                       Aaa     AAA           512,498
     17,400,000   Nomura Asset Acceptance Corp., Ser. 2005-S4, Class AIO,
                    20.00%, Interest Only Security due 10/25/35                      Aaa     AAA         3,999,268
      4,614,000   Saxon Asset Securities Trust, Ser. 2004-2, Class AF2, 4.15%,
                    due 8/25/35                                                      Aaa     AAA         4,571,969
      1,950,000   USAA Auto Owner Trust, Ser. 2005-1, Class A3, 3.90%,
                    due 7/15/09                                                      Aaa     AAA         1,927,654
                                                                                                   ---------------
                  TOTAL ASSET-BACKED SECURITIES
                    (COST $49,242,533)                                                                  48,546,652
                                                                                                   ---------------
REPURCHASE AGREEMENTS (2.1%)
      6,995,000   State Street Bank and Trust Co., Repurchase Agreement,
                    3.20%, due 1/3/06, dated 12/30/05, Maturity Value
                    $6,997,487, Collateralized by $7,030,000 Fannie Mae,
                    5.00%, due 1/15/07
                    (Collateral Value $7,207,578)
                    (COST $6,995,000)                                                                    6,995,000#
                                                                                                   ---------------
                  TOTAL INVESTMENTS (99.7%)
                    (COST $343,876,248)                                                                340,272,003##

                  Cash,receivables and other assets,less liabilities (0.3%)                                983,021
                                                                                                   ---------------

                  TOTAL NET ASSETS (100.0%)                                                        $   341,255,024
                                                                                                   ---------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS Limited Maturity Bond Portfolio

+ Investments in securities by Neuberger Berman Advisers Management Trust Limited Maturity Bond Portfolio (the "Fund") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#       At cost, which approximates market value.

## At December 31, 2005, the cost of investments for U.S. Federal income tax purposes was $345,754,869. Gross unrealized appreciation of investments was $53,382 and gross unrealized depreciation of investments was $5,536,248, resulting in net unrealized depreciation of $5,482,866 based on cost for U.S. Federal income tax purposes.

** Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the adviser to be liquid. At December 31, 2005, these securities amounted to $12,721,541 or 3.7% of net assets for the Fund.

^^ Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of December 31, 2005.

~       Credit ratings are unaudited.

^ Principal amount is stated in the currency in which the security is denominated.

        EUR = Euro Currency

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                  LIMITED MATURITY
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                         BOND PORTFOLIO
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTE A) - SEE SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                                         $    340,272,003
     Cash                                                                                                    6,689
     Interest receivable                                                                                 3,287,248
     Receivable for securities sold                                                                     14,438,737
     Net receivable for forward currency exchange contracts (Note C)                                       173,744
     Receivable for Fund shares sold                                                                       490,641
     Prepaid expenses and other assets                                                                       1,898
------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                           358,670,960
------------------------------------------------------------------------------------------------------------------
LIABILITIES
     Payable for securities purchased                                                                   17,067,201
     Payable for Fund shares redeemed                                                                       77,504
     Payable to investment manager (Note B)                                                                 71,917
     Payable to administrator (Note B)                                                                     115,065
     Accrued expenses and other payables                                                                    84,249
------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                       17,415,936
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                               $    341,255,024
------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
     Paid-in capital                                                                              $    355,715,089
     Undistributed net investment income (loss)                                                         11,873,795
     Accumulated net realized gains (losses) on investments                                            (22,901,260)
     Net unrealized appreciation (depreciation) in value of investments                                 (3,432,600)
     -------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                               $    341,255,024
------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                                       26,999,391
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                          $          12.64
------------------------------------------------------------------------------------------------------------------
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                         $    343,876,248
     -------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS

                                                                             LIMITED MATURITY
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                    BOND PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Interest income-unaffiliated issuers                                         $     11,571,140
EXPENSES:
Investment management fee (Note B)                                                    823,049
Administration fee (Note B)                                                         1,316,878
Audit fees                                                                             36,158
Custodian fees (Note B)                                                               142,637
Insurance expense                                                                      15,646
Legal fees                                                                             72,317
Shareholder reports                                                                    25,165
Shareholder servicing agent fees                                                          692
Trustees' fees and expenses                                                            30,029
Miscellaneous                                                                           7,881
---------------------------------------------------------------------------------------------
Total expenses                                                                      2,470,452
Expenses reduced by custodian fee expense offset arrangement (Note B)                  (4,925)
---------------------------------------------------------------------------------------------
Total net expenses                                                                  2,465,527
---------------------------------------------------------------------------------------------
Net investment income (loss)                                                        9,105,613
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
     Sales of investment securities of unaffiliated issuers                        (2,266,573)
     Foreign currency                                                               1,017,905
Change in net unrealized appreciation (depreciation) in value of:
     Unaffiliated investment securities                                            (3,485,076)
     Foreign currency                                                                 266,740
     ----------------------------------------------------------------------------------------
Net gain (loss) on investments                                                     (4,467,004)
---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              $      4,638,609
---------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       LIMITED MATURITY BOND PORTFOLIO
                                                                                      ---------------------------------
                                                                                                 YEAR              YEAR
                                                                                                ENDED             ENDED
                                                                                         DECEMBER 31,      DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                       2005              2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                          $     9,105,613   $     7,142,132
Net realized gain (loss) on investments                                                    (1,248,668)         (703,464)
Change in net unrealized appreciation (depreciation) of investments                        (3,218,336)       (3,920,292)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                             4,638,609         2,518,376
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income                                                                      (9,541,728)      (11,800,669)
-----------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold                                                                  79,681,621        93,280,732
Proceeds from reinvestment of dividends and distributions                                   9,541,728        11,800,669
Payments for shares redeemed                                                              (66,419,947)      (78,807,440)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                                       22,803,402        26,273,961
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                                      17,900,283        16,991,668
NET ASSETS:
Beginning of year                                                                         323,354,741       306,363,073
-----------------------------------------------------------------------------------------------------------------------
End of year                                                                           $   341,255,024   $   323,354,741
-----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year                             $    11,873,795   $     6,881,726
-----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS Limited Maturity Bond Portfolio

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Limited Maturity Bond Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund until the contractual settlement date. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts, but the Fund may not invest more than 25% of its total assets in foreign securities denominated in or indexed to foreign currencies. The Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

6 FINANCIAL FUTURES CONTRACTS: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. Federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

     During the year ended December 31, 2005, the Fund did not enter into any financial futures contracts.

7 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on December 31, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, amortization of bond premium, and expired capital loss carryover were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

     The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

        DISTRIBUTIONS PAID FROM:

                 ORDINARY INCOME                        TOTAL
                2005              2004             2005              2004
         $ 9,541,728      $ 11,800,669      $ 9,541,728      $ 11,800,669

     As of December 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                              UNREALIZED              LOSS
       UNDISTRIBUTED        APPRECIATION     CARRYFORWARDS
     ORDINARY INCOME      (DEPRECIATION)     AND DEFERRALS               TOTAL
        $ 11,873,795        $ (5,484,966)    $ (20,848,894)      $ (14,460,065)

     The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, mark to market on certain forward foreign currency contracts, amortization of bond premium, and post-October losses.

     Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2005, the Fund elected to defer $664,717 net capital losses arising between November 1, 2005 and December 31, 2005.

     To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2005, the Fund had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:

       EXPIRING IN:

                         2006          2007          2008          2012          2013
                  $ 2,478,607   $ 3,975,890   $ 6,386,624   $ 2,710,070   $ 4,632,986

8 DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

9 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

10 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

11 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12 DOLLAR ROLLS: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

13 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

     The Board adopted a non-fee distribution plan for the Fund.

     Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2005, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2005, there was no reimbursement to Management under this agreement. At December 31, 2005, the Fund had no contingent liability to Management under this agreement.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2005, the impact of this arrangement was a reduction of expenses of $4,925.

     NOTE C--SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts and foreign currency contracts) for the year ended December 31, 2005 were as follows:

                                                                                       SALES AND MATURITIES
                  PURCHASES OF     PURCHASES EXCLUDING       SALES AND MATURITIES                 EXCLUDING
               U.S. GOVERNMENT         U.S. GOVERNMENT         OF U.S. GOVERNMENT       U.S. GOVERNMENT AND
                    AND AGENCY              AND AGENCY                 AND AGENCY                    AGENCY
                   OBLIGATIONS             OBLIGATIONS                OBLIGATIONS               OBLIGATIONS
                $  241,118,280          $  214,006,737             $  300,218,477            $  126,567,864

     During the year ended December 31, 2005, the Fund entered into various contracts to deliver currencies at specified future dates. At December 31, 2005, open contracts were as follows:

                         CONTRACTS TO         IN EXCHANGE      SETTLEMENT                       NET UNREALIZED
     SELL                     DELIVER                 FOR            DATE            VALUE        APPRECIATION
     Euro Dollar        7,525,000 EUR         $ 9,094,640         1/19/06      $ 8,920,896           $ 173,744

     NOTE D--FUND SHARE TRANSACTIONS:

     Share activity for the years ended December 31, 2005 and December 31, 2004 was as follows:

                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                                2005                  2004
     SHARES SOLD                                           6,216,359             7,077,380
     SHARES ISSUED ON REINVESTMENT
       OF DIVIDENDS AND DISTRIBUTIONS                        759,087               919,055
     SHARES REDEEMED                                      (5,191,435)           (5,990,106)
                                                           ---------            ----------

     TOTAL                                                 1,784,011             2,006,329
                                                           ---------             ---------

     NOTE E--LINE OF CREDIT:

     At December 31, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2005. During the year ended December 31, 2005, the Fund did not utilize this line of credit.

FINANCIAL HIGHLIGHTS Limited Maturity Bond Portfolio

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

                                                                                  YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------------
                                                                     2005         2004         2003         2002         2001
NET ASSET VALUE, BEGINNING OF YEAR                             $    12.82   $    13.20   $    13.50   $    13.47   $    13.19
                                                               ----------   ----------   ----------   ----------   ----------

INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)+                                         .35          .30          .37          .53          .74~
NET GAINS OR LOSSES ON SECURITIES
  (BOTH REALIZED AND UNREALIZED)                                     (.17)        (.20)        (.05)         .16          .37~
                                                               ----------   ----------   ----------   ----------   ----------
TOTAL FROM INVESTMENT OPERATIONS                                      .18          .10          .32          .69         1.11
                                                               ----------   ----------   ----------   ----------   ----------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                                                (.36)        (.48)        (.62)        (.66)        (.83)
                                                               ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF YEAR                                   $    12.64   $    12.82   $    13.20   $    13.50   $    13.47
                                                               ----------   ----------   ----------   ----------   ----------
TOTAL RETURN++                                                      +1.44%       +0.78%       +2.42%       +5.34%       +8.78%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                          $    341.3   $    323.4   $    306.4   $    372.6   $    292.8
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                        .75%         .73%         .74%         .76%         .73%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                           .75%         .73%         .74%         .76%         .73%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
  NET ASSETS                                                         2.77%        2.28%        2.73%        4.01%        5.63%~
PORTFOLIO TURNOVER RATE                                               133%         132%          84%         120%          89%

NOTES TO FINANCIAL HIGHLIGHTS Limited Maturity Bond Portfolio

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

+ Calculated based on the average number of shares outstanding during each fiscal period.

~ For fiscal years ending after December 31,2000, funds are required by the American Institute of Certified Public Accountants to amortize premiums and discounts on fixed income securities. Accordingly, for the year ended December 31, 2001, the per share amounts and ratios shown decreased or increased as follows:

                                                         YEAR ENDED DECEMBER 31,
                                                                            2001
             Net Investment Income                                      $   (.02)
             Net Gains or Losses on Securities                          $    .02
             Ratio of Net Investment Income to Average Net Assets           (.11%)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Limited Maturity Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Limited Maturity Bond Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Limited Maturity Bond Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                            /s/ Ernst & Young LLP

Boston, Massachusetts
February 10, 2006

TRUSTEES AND OFFICERS

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling
(800)877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                POSITION AND                                        FUND COMPLEX
                               LENGTH OF TIME                                        OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)      SERVED (2)       PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon (75)               Trustee since   Consultant. Formerly, Chairman,           48         Independent Trustee or Director
                               2000            CDC Investment Advisers                              of three series of Oppenheimer
                                               (registered investment adviser),                     Funds: Limited Term New York
                                               1993 to January 1999; formerly,                      Municipal Fund, Rochester Fund
                                               President and Chief Executive                        Municipals, and Oppenheimer
                                               Officer, AMA Investment Advisors,                    Convertible Securities Fund,
                                               an affiliate of the American                         since 1992.
                                               Medical Association.

Faith Colish (70)              Trustee since   Counsel, Carter Ledyard &                 48         Director, American Bar
                               1984            Milburn LLP (law firm) since                         Retirement Association
                                               October 2002; formerly,                              (ABRA) since 1997
                                               Attorney-at-Law and President,                       (not-for-profit membership
                                               Faith Colish, A Professional                         association).
                                               Corporation, 1980 to 2002.

C. Anne Harvey (68)            Trustee since   Consultant, C.A. Harvey                   48         President, Board of
                               1998            Associates since June 2001;                          Associates to The National
                                               formerly, Director, AARP, 1978                       Rehabilitation Hospital's
                                               to December 2001.                                    Board of Directors since
                                                                                                    2002; formerly, Member,
                                                                                                    Individual Investors Advisory
                                                                                                    Committee to the New York
                                                                                                    Stock Exchange Board of
                                                                                                    Directors, 1998 to June 2002;
                                                                                                    formerly, Member, American
                                                                                                    Savings Education Council's
                                                                                                    Policy Board (ASEC), 1998
                                                                                                    to 2000; formerly, Member,
                                                                                                    Executive Committee, Crime
                                                                                                    Prevention Coalition of
                                                                                                    America, 1997 to 2000.

Barry Hirsch (72)              Trustee since   Attorney-at-Law; formerly,                48         None.
                               2000            Senior Counsel, Loews
                                               Corporation (diversified financial
                                               corporation), May 2002 to
                                               April 2003; formerly, Senior Vice
                                               President, Secretary and General
                                               Counsel, Loews Corporation.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                POSITION AND                                        FUND COMPLEX
                               LENGTH OF TIME                                        OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)      SERVED (2)       PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (78)          Trustee since   Marcus Nadler Professor                   48         Director, The Caring
                               2000            Emeritus of Finance and                              Community (not-for-profit);
                                               Economics, New York University                       formerly, Director, DEL
                                               Stern School of Business;                            Laboratories, Inc. (cosmetics
                                               formerly, Executive Secretary-                       and pharmaceuticals), 1978 to
                                               Treasurer, American Finance                          2004; formerly, Director, Apple
                                               Association, 1961 to 1979.                           Bank for Savings, 1979 to 1990;
                                                                                                    formerly, Director, Western
                                                                                                    Pacific Industries, Inc., 1972
                                                                                                    to 1986 (public company).

Howard A. Mileaf (69)          Trustee since   Retired; formerly, Vice President         48         Director, WHX Corporation
                               1999            and Special Counsel, WHX                             (holding company) since
                                               Corporation (holding company),                       August 2002; Director,
                                               1993 to 2001.                                        Webfinancial Corporation
                                                                                                    (holding company) since
                                                                                                    December 2002; Director,
                                                                                                    State Theatre of New Jersey
                                                                                                    (not-for-profit theater) since
                                                                                                    2000; formerly, Director,
                                                                                                    Kevlin Corporation (manufacturer
                                                                                                    of microwave and other
                                                                                                    products).

Edward I.O'Brien (77)          Trustee since   Formerly, Member, Investment              48         Director, Legg Mason, Inc.
                               2000            Policy Committee, Edward                             (financial services holding
                                               Jones,1993 to 2001; President,                       company) since 1993; formerly,
                                               Securities Industry Association                      Director, Boston Financial Group
                                               ("SIA") (securities industry's                       (real estate and tax shelters),
                                               representative in government                         1993 to 1999.
                                               relations and regulatory matters
                                               at the federal and state levels),
                                               1974 to 1992; Adviser to SIA,
                                               November 1992 to
                                               November 1993.

William E. Rulon (73)          Trustee since   Retired; formerly, Senior Vice            48         Director, Pro-Kids Golf and
                               2000            President, Foodmaker, Inc.                           Learning Academy (teach
                                               (operator and franchiser of                          golf and computer usage to
                                               restaurants) until January 1997.                     "at risk" children) since 1998;
                                                                                                    formerly, Director, Prandium,
                                                                                                    Inc. (restaurants), March 2001
                                                                                                    to July 2002.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                POSITION AND                                        FUND COMPLEX
                               LENGTH OF TIME                                        OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)      SERVED (2)       PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (74)         Trustee since   Founding General Partner,                 48         Director, Capital Cash
                               2000            Oxford Partners and Oxford                           Management Trust (money
                                               Bioscience Partners (venture                         market fund), Naragansett
                                               capital partnerships) and                            Insured Tax-Free Income
                                               President, Oxford Venture                            Fund, Rocky Mountain
                                               Corporation.                                         Equity Fund, Prime Cash
                                                                                                    Fund, several private
                                                                                                    companies and QuadraMed
                                                                                                    Corporation (NASDAQ).

Tom D. Seip (56)               Trustee since   General Partner, Seip                     48         Director, H&R Block, Inc.
                               2000; Lead      Investments LP (a private                            (financial services company)
                               Independent     investment partnership);                             since May 2001; Director,
                               Trustee         formerly, President and CEO,                         Forward Management, Inc.
                               beginning       Westaff, Inc. (temporary                             (asset management company)
                               2006            staffing), May 2001 to                               since 2001; formerly,
                                               January 2002; formerly, Senior                       Director, General Magic
                                               Executive at the Charles Schwab                      (voice recognition software),
                                               Corporation, 1983 to 1999,                           2001 to 2002; formerly,
                                               including Chief Executive                            Director, E-Finance
                                               Officer, Charles Schwab                              Corporation (credit
                                               Investment Management, Inc.                          decisioning services), 1999 to
                                               and Trustee, Schwab Family of                        2003; formerly, Director,
                                               Funds and Schwab Investments,                        Save-Daily.com (micro
                                               1997 to 1998, and Executive                          investing services), 1999 to
                                               Vice President-Retail Brokerage,                     2003; formerly, Director,
                                               Charles Schwab Investment                            Offroad Capital Inc. (private
                                               Management, 1994 to 1997.                            internet commerce
                                                                                                    company), 1999 to 2002.

Candace L. Straight (58)       Trustee since   Private investor and consultant           48         Director, The Proformance
                               1999            specializing in the insurance                        Insurance Company
                                               industry; formerly, Advisory                         (personal lines property and
                                               Director, Securitas Capital LLC                      casualty insurance company)
                                               (a global private equity                             since March 2004; Director,
                                               investment firm dedicated to                         Providence Washington
                                               making investments in the                            (property and casualty
                                               insurance sector), 1998 to                           insurance company) since
                                               December 2002.                                       December 1998; Director,
                                                                                                    Summit Global Partners
                                                                                                    (insurance brokerage firm)
                                                                                                    since October 2000.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                POSITION AND                                        FUND COMPLEX
                               LENGTH OF TIME                                        OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)      SERVED (2)       PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (61)            Trustee since   Regional Manager for Atlanta              48         None.
                               1984            Region, Ford Motor Credit
                                               Company since August 1997;
                                               formerly, President, Ford Life
                                               Insurance Company, April 1995
                                               to August 1997.
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (65)           President and   Executive Vice President and              48         Director, Dale Carnegie and
                               Trustee since   Chief Investment Officer,                            Associates, Inc. (private
                               2002            Neuberger Berman Inc. (holding                       company) since 1998;
                                               company) since 2002 and 2003,                        Director, Emagin Corp.
                                               respectively; Managing Director                      (public company) since 1997;
                                               and Chief Investment Officer,                        Director, Solbright, Inc.
                                               Neuberger Berman since                               (private company) since
                                               December 2005 and 2003,                              1998; Director, Infogate, Inc.
                                               respectively; formerly, Executive                    (private company) since
                                               Vice President, Neuberger                            1997; Director, Broadway
                                               Berman, December 2002 to                             Television Network (private
                                               2005; Director and Chairman,                         company) since 2000.
                                               NB Management since
                                               December 2002; formerly,
                                               Executive Vice President,
                                               Citigroup Investments, Inc.,
                                               September 1995 to
                                               February 2002; formerly,
                                               Executive Vice President,
                                               Citigroup Inc., September 1995
                                               to February 2002.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                POSITION AND                                        FUND COMPLEX
                               LENGTH OF TIME                                        OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
 NAME, AGE, AND ADDRESS (1)      SERVED (2)       PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (46)         Chairman of     Executive Vice President,                 48         Director and Vice President,
                               the Board,      Neuberger Berman Inc. (holding                       Neuberger & Berman
                               Chief           company) since 1999; Head of                         Agency, Inc. since 2000;
                               Executive       Neuberger Berman Inc.'s Mutual                       formerly, Director,
                               Officer and     Funds Business (since 1999) and                      Neuberger Berman Inc.
                               Trustee since   Institutional Business (1999 to                      (holding company),
                               2000;           October 2005); responsible for                       October 1999 to
                               President and   Managed Accounts Business and                        March 2003; Trustee,
                               Chief           intermediary distribution since                      Frost Valley YMCA.
                               Executive       October 2005; President and
                               Officer, 1999   Director, NB Management since
                               to 2000         1999; Managing Director,
                                               Neuberger Berman since 2005;
                                               formerly, Executive Vice
                                               President, Neuberger Berman,
                                               1999 to December 2005;
                                               formerly, Principal, Neuberger
                                               Berman, 1997 to 1999; formerly,
                                               Senior Vice President,
                                               NB Management, 1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                         POSITION AND
 NAME, AGE, AND ADDRESS (1)         LENGTH OF TIME SERVED (2)               PRINCIPAL OCCUPATION(S) (3)
------------------------------------------------------------------------------------------------------------------
Andrew B. Allard (44)          Anti-Money Laundering               Senior Vice President, Neuberger Berman
                               Compliance Officer since 2002       since 2006; Deputy General Counsel,
                                                                   Neuberger Berman since 2004; formerly,
                                                                   Vice President, Neuberger Berman, 2000 to 2006;
                                                                   formerly, Associate General Counsel,
                                                                   Neuberger Berman, 1999 to 2004; formerly,
                                                                   Associate General Counsel, NB Management,
                                                                   1994 to 1999; Anti-Money Laundering
                                                                   Compliance Officer, fifteen registered
                                                                   investment companies for which
                                                                   NB Management acts as investment manager
                                                                   and administrator (seven since 2002, three
                                                                   since 2003, four since 2004 and one since 2005).

Michael J. Bradler (36)        Assistant Treasurer since 2005      Vice President, Neuberger Berman since 2006;
                                                                   Employee, NB Management since 1997;
                                                                   Assistant Treasurer, fifteen registered
                                                                   investment companies for which NB
                                                                   Management acts as investment manager and
                                                                   administrator (fifteen since 2005).

Claudia A. Brandon (49)        Secretary since 1985                Vice President-Mutual Fund Board Relations,
                                                                   NB Management since 2000 and Assistant
                                                                   Secretary since 2004; Vice President,
                                                                   Neuberger Berman since 2002 and Employee
                                                                   since 1999; formerly, Vice President,
                                                                   NB Management, 1986 to 1999; Secretary,
                                                                   fifteen registered investment companies for
                                                                   which NB Management acts as investment
                                                                   manager and administrator (three since 2000,
                                                                   four since 2002, three since 2003, four since
                                                                   2004 and one since 2005).

Robert Conti (49)              Vice President since 2000           Senior Vice President, Neuberger Berman
                                                                   since 2003; formerly, Vice President,
                                                                   Neuberger Berman, 1999 to 2003; Senior Vice
                                                                   President, NB Management since 2000;
                                                                   formerly, Controller, NB Management, 1994
                                                                   to 1996; formerly, Treasurer, NB Management,
                                                                   1996 to 1999; Vice President, fifteen registered
                                                                   investment companies for which
                                                                   NB Management acts as investment manager
                                                                   and administrator (three since 2000, four since
                                                                   2002, three since 2003, four since 2004 and
                                                                   one since 2005).

                                         POSITION AND
 NAME, AGE, AND ADDRESS (1)         LENGTH OF TIME SERVED (2)               PRINCIPAL OCCUPATION(S) (3)
------------------------------------------------------------------------------------------------------------------
Brian J. Gaffney (52)          Vice President since 2000           Managing Director, Neuberger Berman since
                                                                   1999; Senior Vice President, NB Management
                                                                   since 2000; formerly, Vice President,
                                                                   NB Management, 1997 to 1999; Vice President,
                                                                   fifteen registered investment companies for
                                                                   which NB Management acts as investment
                                                                   manager and administrator (three since 2000,
                                                                   four since 2002, three since 2003, four since
                                                                   2004 and one since 2005).

Maxine L. Gerson (55)          Chief Legal Officer since 2005      Senior Vice President, Neuberger Berman
                               (only for purposes of sections 307  since 2002; Deputy General Counsel and
                               and 406 of the Sarbanes-Oxley Act   Assistant Secretary, Neuberger Berman since
                               of 2002)                            2001; formerly, Vice President, Neuberger
                                                                   Berman, 2001 to 2002; formerly, Associate
                                                                   General Counsel, Neuberger Berman, 2001;
                                                                   formerly, Counsel, Neuberger Berman, 2000;
                                                                   Secretary and General Counsel,
                                                                   NB Management since 2004.

Sheila R. James (40)           Assistant Secretary since 2002      Employee, Neuberger Berman since 1999;
                                                                   formerly, Employee, NB Management, 1991 to
                                                                   1999; Assistant Secretary, fifteen registered
                                                                   investment companies for which
                                                                   NB Management acts as investment manager
                                                                   and administrator (seven since 2002, three
                                                                   since 2003, four since 2004 and one since 2005).

Kevin Lyons (50)               Assistant Secretary since 2003      Employee, Neuberger Berman since 1999;
                                                                   formerly, Employee, NB Management, 1993 to
                                                                   1999; Assistant Secretary, fifteen registered
                                                                   investment companies for which
                                                                   NB Management acts as investment manager
                                                                   and administrator (ten since 2003, four since
                                                                   2004 and one since 2005).

John M. McGovern (36)          Treasurer and Principal Financial   Vice President, Neuberger Berman since 2004;
                               and Accounting Officer since        Employee, NB Management since 1993;
                               2005; prior thereto, Assistant      Treasurer and Principal Financial and
                               Treasurer since 2002                Accounting Officer, fifteen registered
                                                                   investment companies for which
                                                                   NB Management acts as investment manager
                                                                   and administrator (fifteen since 2005);
                                                                   formerly, Assistant Treasurer, fifteen
                                                                   registered investment companies for which
                                                                   NB Management acts as investment manager
                                                                   and administrator, 2002 to 2005.

                                         POSITION AND
 NAME, AGE, AND ADDRESS (1)         LENGTH OF TIME SERVED (2)               PRINCIPAL OCCUPATION(S) (3)
------------------------------------------------------------------------------------------------------------------
Frank Rosato (35)              Assistant Treasurer since 2005      Vice President, Neuberger Berman since 2006;
                                                                   Employee, NB Management since 1995;
                                                                   Assistant Treasurer, fifteen registered
                                                                   investment companies for which
                                                                   NB Management acts as investment manager
                                                                   and administrator (fifteen since 2005).

Frederic B. Soule (59)         Vice President since 2000           Senior Vice President, Neuberger Berman
                                                                   since 2003; formerly, Vice President,
                                                                   Neuberger Berman, 1999 to 2003; formerly,
                                                                   Vice President, NB Management, 1995 to
                                                                   1999; Vice President, fifteen registered
                                                                   investment companies for which
                                                                   NB Management acts as investment manager
                                                                   and administrator (three since 2000, four since
                                                                   2002, three since 2003, four since 2004 and
                                                                   one since 2005).

Chamaine Williams (35)         Chief Compliance Officer since      Vice President, Lehman Brothers Inc. since
                               2005                                2003; Chief Compliance Officer, fifteen
                                                                   registered investment companies for which
                                                                   NB Management acts as investment manager
                                                                   and administrator (fifteen since 2005); Chief
                                                                   Compliance Officer, Lehman Brothers Asset
                                                                   Management Inc. since 2003; Chief
                                                                   Compliance Officer, Lehman Brothers
                                                                   Alternative Investment Management LLC
                                                                   since 2003; formerly, Vice President, UBS
                                                                   Global Asset Management (US) Inc.
                                                                   (formerly, Mitchell Hutchins Asset
                                                                   Management, a wholly-owned subsidiary of
                                                                   PaineWebber Inc.), 1997-2003.

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 21, 2005, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Limited Maturity Bond Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services to be provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered, with respect to the Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated a report from Management and Neuberger that addressed specific factors designed to inform the Board's consideration of these and other issues. The Board also retained an independent consultant to provide additional data.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the short-, intermediate-and long-term performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered long-term performance in relation to the degree of risk undertaken by the portfolio managers. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board received a detailed report from an independent consultant that compares the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered the range and average of the management fees and expense ratios of the peer group. The Board noted that the Fund's actual management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group median. In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for the Fund.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no comparable sub-advised funds. The Board compared the fees charged to a comparable separate account to the fees charged to the Fund at various asset levels. The Board considered the appropriateness and reasonableness of the differences between the fees charged between the Fund and the comparable separate account and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent expert review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Fund was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY


ANNUAL REPORT
DECEMBER 31, 2005


NEUBERGER BERMAN
ADVISERS
MANAGEMENT
TRUST


MID-CAP
GROWTH
PORTFOLIO(R)


B1013 02/06

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2005

MID-CAP GROWTH PORTFOLIO MANAGERS' COMMENTARY

The Neuberger Berman Advisers Management Trust (AMT) Mid-Cap Growth Portfolio generated a positive return in 2005, outperforming its benchmark, the Russell Midcap Growth Index. The Portfolio ranked in the top quartile of its Lipper peer group, as strong stock selection and sector allocation enhanced performance relative to the benchmark.

Over the course of the year, impressive corporate earnings gains, a strong economy and healthy profit margins supported equity performance but were offset by the Federal Reserve's relentless increases in short-term interest rates. Energy was the best performing sector, reflecting record highs in crude oil prices due to increased Asian demand and a strong U.S. economy. Sectors tied to the consumer were generally the weakest of the year as personal income was squeezed by higher energy costs and interest rates.

For the Portfolio, the most significant contributors to performance were securities in the Health Care and Financial sectors. Among Health Care holdings, Celgene was a particularly strong performer. Financial stocks that did well included business services names such as Chicago Mercantile Exchange and brokerage issues such as Legg Mason. Our security selection in the Energy sector was helpful, with Peabody Energy and Canadian Natural Resources providing strong performance. Consumer Staples holdings such as Whole Foods Market and Constellation Brands also bolstered results. Finally, our sector allocation was a positive, as overweights in Telecom and Energy -- two of the best performing sectors of the year -- provided favorable returns.

Stock selection within Information Technology had the most negative impact on relative performance. Within this sector, various software companies showed weakness, while some business services companies also underperformed.

Moving forward, we believe that domestic consumers remain financially stretched. Real wage growth has been non-existent this economic cycle. Instead, consumer spending has been driven by strong housing gains and additional debt. Housing now contributes over 6% of GDP and is showing signs of slowing. Housing inventories are at a nine-year high and affordability has hit a new low. We do not expect a housing price collapse, but this major support for consumer spending is weakening, which could slow economic activity. Although data are somewhat ambiguous, there is evidence that U.S. economic growth is slowing. In contrast, foreign economies in Asia, Japan and even Europe are exhibiting increased economic activity. As such, we want the Portfolio to be tilted toward beneficiaries of global economic expansion and corporate spending and away from exposure to the beleaguered American consumer.

Throughout 2005, there was little change in our strategic position. However, at some point in the months ahead we expect to become more defensive and move up the market capitalization spectrum. For now, we want to let the past market leadership play out before making a change.

If, as we expect, the market moves higher in the first part of the year, we currently anticipate making rotational changes into more traditional growth areas. Currently, Energy, Information Technology, Telecom and Health Care are all overweighted in the Portfolio while Consumer Staples and Discretionary, Utilities and Financials remain underweighted.

Sincerely,

                               /s/ Jon D. Brorson

                                 JON D. BRORSON
                              PORTFOLIO MANAGER AND
                            GROWTH EQUITY TEAM LEADER

                              /s/ Kenneth J. Turek

                                KENNETH J. TUREK
                                PORTFOLIO MANAGER

AVERAGE ANNUAL TOTAL RETURN(1)

                            MID-CAP            MID-CAP
                    GROWTH PORFOLIO    GROWTH PORFOLIO   RUSSELL MIDCAP(R)         RUSSELL
                            CLASS I            CLASS S          GROWTH (2)    MIDCAP(R)(2)
1 YEAR                      13.74%             13.42%               12.10%          12.65%
5 YEAR                      (2.04%)            (2.20%)               1.38%           8.45%
LIFE OF FUND                 9.49%              9.38%                6.91%          10.28%

INCEPTION DATE         11/03/1997         02/18/2003

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

[CHART]

COMPARISON OF A $10,000 INVESTMENT

                              VALUE AS OF 12/31/05

                         MID-CAP
                     GROWTH PORFOLIO       RUSSELL MIDCAP(R)
                         CLASS I                GROWTH          RUSSELL MIDCAP(R)
11/3/1997              $  10,000              $  10,000             $  10,000
12/31/1997             $  11,720              $  10,238             $  10,520
12/31/1998             $  16,324              $  12,067             $  11,582
12/31/1999             $  25,121              $  18,256             $  13,694
12/31/2000             $  23,247              $  16,111             $  14,823
12/31/2001             $  17,518              $  12,864             $  13,990
12/31/2002             $  12,378              $   9,339             $  11,726
12/31/2003             $  15,853              $  13,328             $  16,423
12/31/2004             $  18,438              $  15,391             $  19,743
12/31/2005             $  20,972              $  17,253             $  22,241

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on Class I shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Aerospace                                                                   2.1%
Basic Materials                                                             1.5
Biotechnology                                                               5.0
Building, Construction & Furnishing                                         0.5
Business Services                                                           8.0
Business Services - IT Business Services                                    0.5
Communications Equipment                                                    1.9
Consumer Discretionary                                                      2.5
Consumer Staples                                                            2.0
Diagnostic Equipment                                                        1.7
Electrical & Electronics                                                    0.9
Energy                                                                     10.1
Financial Services                                                          5.7
Hardware                                                                    0.4
Health Care                                                                 5.0
Health Products & Services                                                  0.5
Industrial                                                                  6.1
Insurance                                                                   0.6
Internet                                                                    0.5
Leisure                                                                     5.1
Medical Equipment                                                           4.9
Metals                                                                      0.5
Oil & Gas                                                                   1.5
Retail                                                                      6.5
Semiconductors                                                              8.5
Software                                                                    2.9
Technology                                                                  4.0
Telecommunications                                                          5.0
Transportation                                                              1.0
Utilities                                                                   0.7
Short-Term Investments                                                      9.7
Liabilities, less cash, receivables and other assets                       (5.8)

ENDNOTES

(1). For Class I, 13.74%, -2.04% and 9.49% were the average annual total returns for the 1-year, 5-year and since inception (11/03/97) periods ended December 31, 2005. For Class S, 13.42%, -2.20% and 9.38% were the average annual total returns for the 1-year, 5-year and since inception (11/03/97) periods ended December 31, 2005. For the year ended December 31, 2005, the I Class ranked 28th and the S Class ranked 33rd out of 137 funds in the Lipper Mid-Cap Growth Variable Product Underlying Funds category. Performance shown prior to February 2003 for the Class S shares is of the Class I shares, which has lower expenses and typically higher returns that the Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the portfolio.

(2). The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

      The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

      The composition, industries and holdings of the Portfolio are subject to change.

      Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

      (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                   ACTUAL EXPENSES AND PERFORMANCE:   The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

      HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5%
                                                      hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

EXPENSE INFORMATION AS OF 12/31/05 (UNAUDITED)

        NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID-CAP GROWTH PORTFOLIO

                                  BEGINNING           ENDING         EXPENSES PAID
        ACTUAL                ACCOUNT VALUE    ACCOUNT VALUE    DURING THE PERIOD*
        CLASS I                    $  1,000      $  1,113.10               $  4.95
        CLASS S                    $  1,000      $  1,111.00               $  6.28

        HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**

        CLASS I                    $  1,000      $  1,020.52               $  4.74
        CLASS S                    $  1,000      $  1,019.26               $  6.01

         * For each class of the fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

        ** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS MID-CAP GROWTH PORTFOLIO

NUMBER OF SHARES                                                   MARKET VALUE +
COMMON STOCKS (96.1%)

AEROSPACE (2.1%)
     120,000    Precision Castparts                                $  6,217,200
     153,000    Rockwell Collins                                      7,109,910
                                                                   ------------
                                                                     13,327,110

BASIC MATERIALS (1.5%)
     225,000    Airgas Inc.                                           7,402,500
      70,000    Ecolab Inc.                                           2,538,900
                                                                   ------------
                                                                      9,941,400

BIOTECHNOLOGY (5.0%)
     196,500    Celgene Corp.                                        12,733,200*
     190,000    Gilead Sciences                                       9,999,700*
      74,500    Invitrogen Corp.                                      4,964,680*
      80,000    Protein Design Labs                                   2,273,600*
      82,500    Vertex Pharmaceuticals                                2,282,775*
                                                                   ------------
                                                                     32,253,955

BUILDING, CONSTRUCTION & FURNISHING (0.5%)
      25,000    Eagle Materials                                       3,059,000^

BUSINESS SERVICES (8.0%)
     230,000    Alliance Data Systems                                 8,188,000*^
     151,500    CB Richard Ellis Group                                8,915,775*
     144,000    Corporate Executive Board                            12,916,800
      90,000    Getty Images                                          8,034,300*^
      40,000    Iron Mountain                                         1,688,800*
      67,500    Laureate Education                                    3,544,425*
     150,000    Monster Worldwide                                     6,123,000*
      56,000    NAVTEQ                                                2,456,720*
                                                                   ------------
                                                                     51,867,820

BUSINESS SERVICES-IT BUSINESS SERVICES (0.5%)
      50,000    DST Systems                                           2,995,500*

COMMUNICATIONS EQUIPMENT (1.9%)
      80,000    ADC Telecommunications                                1,787,200*
      77,000    Harris Corp.                                          3,311,770
     230,000    Juniper Networks                                      5,129,000*
     200,000    Tellabs, Inc.                                         2,180,000*
                                                                   ------------
                                                                     12,407,970

CONSUMER DISCRETIONARY (2.5%)
     127,500    Advance Auto Parts                                    5,541,150*
      73,500    Harman International Industries                       7,191,975
     120,000    XM Satellite Radio Holdings                           3,273,600*
                                                                   ------------
                                                                     16,006,725

CONSUMER STAPLES (2.0%)
     155,000    Shoppers Drug Mart                                    5,846,649
      87,000    Whole Foods Market                                    6,732,930^
                                                                   ------------
                                                                     12,579,579

DIAGNOSTIC EQUIPMENT (1.7%)
     300,000    Cytyc Corp.                                           8,469,000*
      35,000    IDEXX Laboratories                                    2,519,300*
                                                                   ------------
                                                                     10,988,300

ELECTRICAL & ELECTRONICS (0.9%)
     150,000    Jabil Circuit                                      $  5,563,500*

ENERGY (10.1%)
     133,000    Canadian Natural Resources                            6,599,460
     130,000    GlobalSantaFe Corp.                                   6,259,500
      82,500    Maverick Tube                                         3,288,450*
     133,000    National-Oilwell Varco                                8,339,100*
     105,000    Peabody Energy                                        8,654,100
     127,500    Quicksilver Resources                                 5,356,275*
     240,000    Range Resources                                       6,321,600
     185,600    Smith International                                   6,887,616
     304,000    XTO Energy                                           13,357,760
                                                                   ------------
                                                                     65,063,861

FINANCIAL SERVICES (5.7%)
      32,500    Chicago Mercantile Exchange                          11,943,425
      76,500    Legg Mason                                            9,156,285
     148,200    Moody's Corp.                                         9,102,444
     154,000    Nuveen Investments                                    6,563,480
                                                                   ------------
                                                                     36,765,634

HARDWARE (0.4%)
     100,000    Network Appliance                                     2,700,000*

HEALTH CARE (5.0%)
      82,500    Cerner Corp.                                          7,500,075*^
      72,500    Gen-Probe                                             3,537,275*
     155,000    IMS Health                                            3,862,600
     116,000    Omnicare, Inc.                                        6,637,520
     207,500    VCA Antech                                            5,851,500*^
     120,000    WellCare Health Plans                                 4,902,000*
                                                                   ------------
                                                                     32,290,970

HEALTH PRODUCTS & SERVICES (0.5%)
      70,000    American Healthways                                   3,167,500*

INDUSTRIAL (6.1%)
     148,000    Danaher Corp.                                         8,255,440
     171,700    Donaldson Co.                                         5,460,060
     272,000    Fastenal Co.                                         10,659,680
     137,500    Rockwell International                                8,134,500
      92,000    W. W. Grainger                                        6,541,200
                                                                   ------------
                                                                     39,050,880

INSURANCE (0.6%)
     110,000    Endurance Specialty Holdings                          3,943,500

INTERNET (0.5%)
     125,000    aQuantive, Inc.                                       3,155,000*

LEISURE (5.1%)
     155,000    Gaylord Entertainment                                 6,756,450*^
     210,000    Hilton Hotels                                         5,063,100
      98,500    Marriott International                                6,596,545^
     135,000    Scientific Games Class A                              3,682,800*
     156,000    Station Casinos                                      10,576,800
                                                                   ------------
                                                                     32,675,695

See Notes to Schedule of Investments

NUMBER OF SHARES                                                   MARKET VALUE +
MEDICAL EQUIPMENT (4.9%)
     113,000    C. R. Bard                                       $    7,448,960
      76,600    Hologic, Inc.                                         2,904,672*
     175,000    Kyphon Inc.                                           7,145,250*^
     190,000    ResMed Inc.                                           7,278,900*^
     141,000    Varian Medical Systems                                7,097,940*
                                                                 --------------
                                                                     31,875,722

METALS (0.5%)
       23,500    Phelps Dodge                                         3,380,945

OIL & GAS (1.5%)
     319,000    Denbury Resources                                     7,266,820*^
     110,000    Western Oil Sands Class A                             2,623,697*
                                                                 --------------
                                                                      9,890,517

RETAIL (6.5%)
     195,000    AnnTaylor Stores                                      6,731,400*^
     331,200    Coach, Inc.                                          11,042,208*
      67,000    Fortune Brands                                        5,227,340
     127,500    Michaels Stores                                       4,509,675
     249,000    Nordstrom, Inc.                                       9,312,600
      85,000    Tiffany & Co.                                         3,254,650
      50,000    Williams-Sonoma                                       2,157,500*^
                                                                 --------------
                                                                     42,235,373

SEMICONDUCTORS (8.5%)
     100,000    Advanced Micro Devices                                3,060,000*
     120,000    Analog Devices                                        4,304,400
     102,500    Broadcom Corp.                                        4,832,875*
      40,000    KLA-Tencor                                            1,973,200
      76,500    Linear Technology                                     2,759,355
     160,000    Marvell Technology Group                              8,974,400*
     222,500    MEMC Electronic Materials                             4,932,825*
     206,500    Microchip Technology                                  6,638,975
     309,000    Microsemi Corp.                                       8,546,940*^
     195,000    National Semiconductor                                5,066,100
      82,500    Varian Semiconductor Equipment                        3,624,225*
                                                                 --------------
                                                                     54,713,295

SOFTWARE (2.9%)
     287,500    Activision, Inc.                                      3,950,250*
     155,000    Autodesk, Inc.                                        6,657,250
     135,000    McAfee Inc.                                           3,662,550*
     140,000    Salesforce.com, Inc.                                  4,487,000*
                                                                 --------------
                                                                     18,757,050

TECHNOLOGY (4.0%)
      85,000    Agilent Technologies                                  2,829,650*
     110,000    Akamai Technologies                                   2,192,300*
      75,500    CACI International                                    4,332,190*
     216,000    Cognizant Technology Solutions                       10,875,600*
     100,000    Comverse Technology                                   2,659,000*
      65,000    Logitech International ADR                            3,040,050*^
                                                                 --------------
                                                                     25,928,790

TELECOMMUNICATIONS (5.0%)
     235,000    American Tower                                        6,368,500*
     230,000    Leap Wireless International                           8,712,400*
     345,000    Nextel Partners                                  $    9,639,300*
     175,000    NII Holdings                                          7,644,000*
                                                                 --------------
                                                                     32,364,200

TRANSPORTATION (1.0%)
     173,000    C. H. Robinson Worldwide                              6,406,190

UTILITIES (0.7%)
     125,000    Energen Corp.                                         4,540,000
TOTAL COMMON STOCKS
(COST $427,701,724)                                                 619,895,981
                                                                 --------------

SHORT-TERM INVESTMENTS (9.7%)
  36,958,701    Neuberger Berman
                  Securities Lending
                  Quality Fund, LLC                                  36,958,701++
  25,661,625    Neuberger Berman Prime
                  Money Fund Trust Class                             25,661,625@
                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS
  (COST $62,620,326)                                                 62,620,326#
                                                                 --------------

TOTAL INVESTMENTS (105.8%)
  (COST $490,322,050)                                               682,516,307##

Liabilities, less cash,
  receivables and other
  assets [(5.8%)]                                                   (37,652,031)
                                                                 --------------

TOTAL NET ASSETS (100.0%)                                        $  644,864,276
                                                                 --------------

NOTES TO SCHEDULE OF INVESTMENTS MID-CAP GROWTH PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Mid-Cap Growth Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#   At cost, which approximates market value.

## At December 31, 2005, the cost of investments for U.S. Federal income tax purposes was $491,225,026. Gross unrealized appreciation of investments was $194,869,437 and gross unrealized depreciation of investments was $3,578,156, resulting in net unrealized appreciation of $191,291,281, based on cost for U.S. Federal income tax purposes.

*   Non-income producing security.

^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                       MID-CAP
                                                                                                        GROWTH
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                           PORTFOLIO
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & F)-SEE SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                                       $  619,895,981
     Affiliated issuers                                                                             62,620,326
--------------------------------------------------------------------------------------------------------------
                                                                                                   682,516,307
     Dividends and interest receivable                                                                 260,046
     Receivable for Fund shares sold                                                                   281,957
     Receivable for securities lending income (Note A)                                                 142,193
     Prepaid expenses and other assets                                                                     128
--------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                       683,200,631
--------------------------------------------------------------------------------------------------------------
LIABILITIES
     Payable for collateral on securities loaned (Note A)                                           36,958,701
     Payable for securities purchased                                                                  136,019
     Payable for Fund shares redeemed                                                                  584,256
     Payable to investment manager-net (Notes A & B)                                                   288,484
     Payable to administrator-net (Note B)                                                             169,606
     Payable for securities lending fees (Note A)                                                      107,279
     Accrued expenses and other payables                                                                92,010
--------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                   38,336,355
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                             $  644,864,276
--------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
     Paid-in capital                                                                            $  761,248,707
     Accumulated net realized gains (losses) on investments                                       (308,578,600)
     Net unrealized appreciation (depreciation) in value of investments                            192,194,169
     ---------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                             $  644,864,276
--------------------------------------------------------------------------------------------------------------
NET ASSETS
     Class I                                                                                    $  622,023,968
     Class S                                                                                        22,840,308
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Class I                                                                                        30,676,803
     Class S                                                                                         1,135,624
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Class I                                                                                    $        20.28
     Class S                                                                                             20.11
+SECURITIES ON LOAN, AT MARKET VALUE:
--------------------------------------------------------------------------------------------------------------
     Unaffiliated issuers                                                                       $   35,861,135

*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                       $  427,701,724
     Affiliated issuers                                                                             62,620,326
TOTAL COST OF INVESTMENTS                                                                       $  490,322,050
--------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS

                                                                                                          MID-CAP
                                                                                                           GROWTH
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                              PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                                              $    2,094,994
Income from securities loaned-(affiliated issuers $616,687) (Notes A & F)                                 255,035
Interest income--unaffiliated issuers                                                                     126,527
Income from investments in affiliated issuers (Note F)                                                    653,782
Foreign taxes withheld                                                                                     (9,839)
-----------------------------------------------------------------------------------------------------------------
Total income                                                                                            3,120,499
-----------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment management fee (Notes A & B)                                                                 3,026,803
Administration fee (Note B):
     Class I                                                                                            1,647,564
     Class S                                                                                               56,019
Distribution fees (Note B):
     Class S                                                                                               46,682
Audit fees                                                                                                 38,584
Custodian fees (Note B)                                                                                   175,260
Insurance expense                                                                                          26,851
Legal fees                                                                                                118,883
Shareholder reports                                                                                       130,460
Shareholder servicing agent fees                                                                              723
Trustees' fees and expenses                                                                                30,321
Miscellaneous                                                                                              12,286
-----------------------------------------------------------------------------------------------------------------
Total expenses                                                                                          5,310,436
Investment management fee waived (Note A)                                                                 (16,859)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)           (64,965)
-----------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                      5,228,612
-----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                           (2,108,113)
-----------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
     Sales of investment securities of unaffiliated issuers                                            31,148,171
     Foreign currency                                                                                         197
Change in net unrealized appreciation (depreciation) in value of:
     Unaffiliated investment securities                                                                45,247,030
     Foreign currency                                                                                        (192)
     ------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                         76,395,206
-----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    $   74,287,093
-----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                            MID-CAP GROWTH PORTFOLIO
                                                                        --------------------------------
                                                                                  YEAR              YEAR
                                                                                 ENDED             ENDED
                                                                          DECEMBER 31,      DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                        2005              2004
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income (loss)                                            $   (2,108,113)   $   (2,190,170)
Net realized gain (loss) on investments                                     31,148,368        25,635,855
Change in net unrealized appreciation (depreciation) of investments         45,246,838        53,362,918
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             74,287,093        76,808,603
--------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold:
     Class I                                                                84,689,232        81,076,473
     Class S                                                                 9,553,351        10,633,301
Payments for shares redeemed:
     Class I                                                               (77,674,779)      (72,473,549)
     Class S                                                                (4,316,949)       (3,741,232)
Net increase (decrease) from Fund share transactions                        12,250,855        15,494,993
--------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                                       86,537,948        92,303,596
NET ASSETS:
Beginning of year                                                          558,326,328       466,022,732
--------------------------------------------------------------------------------------------------------
End of year                                                             $  644,864,276    $  558,326,328
--------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year               $           --    $           --
--------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS MID-CAP GROWTH PORTFOLIO

    NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Mid-Cap Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

    The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on December 31, 2005, permanent differences resulting primarily from different book and tax accounting for net operating losses and foreign currency gains and losses were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

    As of December 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                             UNREALIZED              LOSS
                           APPRECIATION     CARRYFORWARDS
                         (DEPRECIATION)     AND DEFERRALS              TOTAL
                       $    191,291,192  $   (307,675,623) $    (116,384,431)

    The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and capital loss carryforwards.

    To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2005, the Fund had unused capital loss carryforwards available for Federal income tax purposes to offset net realized capital gains, if any, as follows:

                           EXPIRING IN:
                                   2009              2010               2011
                       $    183,193,083  $    113,423,118  $      11,059,422

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Neuberger Agreement") on July 1, 2004 with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acted as the Fund's lending agent. Under the Neuberger Agreement, Neuberger guaranteed a certain amount of revenue to the Fund and received any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended December 31, 2005, Neuberger received revenue under the Neuberger Agreement of $145,972.

    Effective October 4, 2005, the Fund entered into new securities lending arrangements using a third party, eSecLending, to secure bids. Pursuant to such arrangements, eSecLending currently acts as agent for the Fund arranging principals to guarantee a certain amount of revenue to the Fund.

    Under the Neuberger Agreement and the new securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

    Income from the lending program represents income earned on the cash collateral and the guaranteed amount, less fees and expenses associated with the loans. These amounts are reflected in the Statement of Operations under the caption "Income from securities loaned (affiliated issuers)."

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2005, management fees waived under this Arrangement amounted to $16,859 and is reflected in the Statement of Operations under the caption "Investment management fee waived." For the year ended December 31, 2005, income earned under this Arrangement amounted to $653,782 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13 OTHER: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

    NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

    Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

    The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

    The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

    The Board adopted a non-fee distribution plan for the Fund's Class I.

    For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

    Management has contractually undertaken through December 31, 2008 to reimburse the Fund's Class I and Class S shares for their operating expenses (excluding fees payable to Management (including the fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% and 1.25%, respectively, per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2005, no reimbursement to the Fund's Class I and Class S shares was required. The Fund's Class I and Class S shares each have agreed to repay Management through December 31, 2011 for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitation, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2005, there was no reimbursement to Management under these agreements. At December 31, 2005, the Fund's Class I and Class S shares had no contingent liability to Management under these agreements.

    Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

    The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended December 31, 2005, the impact of this arrangement was a reduction of expenses of $61,212.

    The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2005, the impact of this arrangement was a reduction of expenses of $3,753.

    NOTE C--SECURITIES TRANSACTIONS:

    During the year ended December 31, 2005, there were purchase and sale transactions (excluding short-term securities) of $362,097,870 and $346,580,351, respectively.

    During the year ended December 31, 2005, brokerage commissions on securities transactions amounted to $951,510, of which Neuberger received $893, Lehman received $147,094, and other brokers received $803,523.

    NOTE D--FUND SHARE TRANSACTIONS:

    Share activity for the years ended December 31, 2005 and December 31, 2004 was as follows:

                                         FOR THE YEAR ENDED DECEMBER 31,
                                                   2005                            2004
                            SHARES      SHARES              SHARES      SHARES
                              SOLD    REDEEMED    TOTAL       SOLD    REDEEMED    TOTAL
    CLASS I              4,494,861  (4,283,550) 211,311  5,076,695  (4,607,909) 468,786
    CLASS S                524,981    (234,759) 290,222    672,353    (237,618) 434,735

    NOTE E--LINE OF CREDIT:

    At December 31, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2005. During the year ended December 31, 2005, the Fund did not utilize this line of credit.

    NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                      INCOME FROM
                                                                                                      INVESTMENTS
                               BALANCE OF                                 BALANCE OF                           IN
                                   SHARES                         GROSS       SHARES                   AFFILIATED
                                     HELD          GROSS          SALES         HELD          VALUE       ISSUERS
                             DECEMBER 31,      PURCHASES            AND DECEMBER 31,   DECEMBER 31,   INCLUDED IN
    NAME OF ISSUER                   2004  AND ADDITIONS     REDUCTIONS         2005           2005  TOTAL INCOME
    Neuberger Berman
    Securities Lending
    Quality Fund, LLC**       125,896,400  2,984,147,318  3,073,085,017   36,958,701  $  36,958,701  $    616,687

    Neuberger Berman
    Prime Money Fund
    Trust Class***             30,889,296    256,971,194    262,198,865   25,661,625     25,661,625       653,782
                                                                                      -------------  ------------
    TOTAL                                                                             $  62,620,326  $  1,270,469
                                                                                      -------------  ------------

    *   Affiliated issuers, as defined in the 1940 Act.

    ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board. Because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

   *** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

FINANCIAL HIGHLIGHTS MID-CAP GROWTH PORTFOLIO

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

CLASS I                                                                    YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------
                                                             2005        2004        2003        2002        2001
NET ASSET VALUE, BEGINNING OF YEAR                       $  17.83    $  15.33    $  11.97    $  16.94    $  22.48
                                                         --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)++                               (.07)       (.07)       (.07)       (.08)       (.07)
NET GAINS OR LOSSES ON SECURITIES
  (BOTH REALIZED AND UNREALIZED)                             2.52        2.57        3.43       (4.89)      (5.47)
                                                         --------    --------    --------    --------    --------
TOTAL FROM INVESTMENT OPERATIONS                             2.45        2.50        3.36       (4.97)      (5.54)
                                                         --------    --------    --------    --------    --------
NET ASSET VALUE, END OF YEAR                             $  20.28    $  17.83    $  15.33    $  11.97    $  16.94
                                                         --------    --------    --------    --------    --------
TOTAL RETURN++                                             +13.74%     +16.31%     +28.07%     -29.34%     -24.64%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                    $  622.0    $  543.3    $  459.7    $  362.2    $  530.7

RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#                .92%        .92%        .89%        .95%        .91%

RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   .91%^^      .90%^^      .88%^^      .95%        .91%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                                (.36%)      (.45%)      (.52%)      (.57%)      (.38%)
PORTFOLIO TURNOVER RATE                                        64%         92%        161%        124%         99%

CLASS S                                                                                     PERIOD FROM
                                                                                      FEBRUARY 18, 2003^
                                                          YEAR ENDED DECEMBER 31,        TO DECEMBER 31,
                                                         -------------------------    ------------------
                                                             2005             2004                 2003
NET ASSET VALUE, BEGINNING OF PERIOD                     $  17.73         $  15.28    $           11.15
                                                         --------         --------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)++                               (.11)            (.11)                (.09)
NET GAINS OR LOSSES ON SECURITIES
  (BOTH REALIZED AND UNREALIZED)                             2.49             2.56                 4.22
                                                         --------         --------    -----------------
TOTAL FROM INVESTMENT OPERATIONS                             2.38             2.45                 4.13
                                                         --------         --------    -----------------
NET ASSET VALUE, END OF PERIOD                           $  20.11         $  17.73    $           15.28
                                                         --------         --------    -----------------
TOTAL RETURN++                                             +13.42%          +16.03%              +37.04%**
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                  $   22.8         $   15.0    $             6.3
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#               1.18%            1.17%                1.13%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS^^                1.16%            1.15%                1.11%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
   NET ASSETS                                                (.61%)           (.70%)               (.71%)*
PORTFOLIO TURNOVER RATE                                        64%              92%                 161%***

See Notes to Financial Highlights

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower/higher if Management had not reimbursed, waived and/or recouped certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

^^ After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

                                                            YEAR ENDED DECEMBER 31,
                                                        2005         2004         2003
MID-CAP GROWTH PORTFOLIO CLASS I                        0.92%        0.90%        0.89%
MID-CAP GROWTH PORTFOLIO CLASS S                        1.17%        1.16%        1.11%

^   The date investment operations commenced.

++ Calculated based on the average number of shares outstanding during each fiscal period.

*** Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2003.

*   Annualized.

**  Not annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
of Neuberger Berman Advisers Management Trust and
Shareholders of Mid-Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid-Cap Growth Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid-Cap Growth Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 10, 2006

TRUSTEES AND OFFICERS

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling
(800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN
                              POSITION AND                                      FUND COMPLEX
                             LENGTH OF TIME                                     OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)     SERVED (2)       PRINCIPAL OCCUPATION(S) (3)   FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon (75)           Trustee since       Consultant. Formerly,                 48        Independent Trustee or Director of
                           2000                Chairman, CDC Investment                        three series of Oppenheimer Funds:
                                               Advisers (registered                            Limited Term New York Municipal
                                               investment adviser), 1993 to                    Fund, Rochester Fund Municipals,
                                               January 1999; formerly,                         and Oppenheimer Convertible
                                               President and Chief Executive                   Securities Fund, since 1992.
                                               Officer, AMA Investment
                                               Advisors, an affiliate of the
                                               American Medical Association.

Faith Colish (70)          Trustee since       Counsel, Carter Ledyard &             48        Director, American Bar Retirement
                           1984                Milburn LLP (law firm) since                    Association (ABRA) since 1997
                                               October 2002; formerly,                         (not-for-profit membership
                                               Attorney-at-Law and President,                  association).
                                               Faith Colish, A Professional
                                               Corporation, 1980 to 2002.

C. Anne Harvey (68)        Trustee since       Consultant, C.A. Harvey               48        President, Board of Associates to
                           1998                Associates since June 2001;                     The National Rehabilitation
                                               formerly, Director, AARP, 1978                  Hospital's Board of Directors since
                                               to December 2001.                               2002; formerly, Member, Individual
                                                                                               Investors Advisory Committee to the
                                                                                               New York Stock Exchange Board of
                                                                                               Directors, 1998 to June 2002;
                                                                                               formerly, Member, American Savings
                                                                                               Education Council's Policy Board
                                                                                               (ASEC), 1998 to 2000; formerly,
                                                                                               Member, Executive Committee, Crime
                                                                                               Prevention Coalition of America,
                                                                                               1997 to 2000.

                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN
                              POSITION AND                                      FUND COMPLEX
                             LENGTH OF TIME                                     OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)     SERVED (2)       PRINCIPAL OCCUPATION(S) (3)   FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Barry Hirsch (72)          Trustee since       Attorney-at-Law; formerly,            48        None.
                           2000                Senior Counsel, Loews
                                               Corporation (diversified
                                               financial corporation), May
                                               2002 to April 2003; formerly,
                                               Senior Vice President,
                                               Secretary and General Counsel,
                                               Loews Corporation.

Robert A. Kavesh (78)      Trustee since       Marcus Nadler Professor               48        Director, The Caring Community
                           2000                Emeritus of Finance and                         (not-for-profit); formerly,
                                               Economics, New York University                  Director, DEL Laboratories, Inc.
                                               Stern School of Business;                       (cosmetics and pharmaceuticals),
                                               formerly, Executive                             1978 to 2004; formerly, Director,
                                               Secretary-Treasurer, American                   Apple Bank for Savings, 1979 to
                                               Finance Association, 1961 to                    1990; formerly, Director, Western
                                               1979.                                           Pacific Industries, Inc., 1972 to
                                                                                               1986 (public company).

Howard A. Mileaf (69)      Trustee since       Retired; formerly, Vice               48        Director, WHX Corporation (holding
                           1999                President and Special Counsel,                  company) since August 2002;
                                               WHX Corporation (holding                        Director, Webfinancial Corporation
                                               company), 1993 to 2001.                         (holding company) since December
                                                                                               2002; Director, State Theatre of
                                                                                               New Jersey (not-for-profit theater)
                                                                                               since 2000; formerly, Director,
                                                                                               Kevlin Corporation (manufacturer of
                                                                                               microwave and other products).

Edward I. O'Brien (77)     Trustee since       Formerly, Member, Investment          48        Director, Legg Mason, Inc.
                           2000                Policy Committee, Edward                        (financial services holding
                                               Jones, 1993 to 2001;                            company) since 1993; formerly,
                                               President, Securities Industry                  Director, Boston Financial Group
                                               Association ("SIA")                             (real estate and tax shelters),
                                               (securities industry's                          1993 to 1999.
                                               representative in government
                                               relations and regulatory
                                               matters at the federal and
                                               state levels), 1974 to 1992;
                                               Adviser to SIA, November 1992
                                               to November 1993.

                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN
                              POSITION AND                                      FUND COMPLEX
                             LENGTH OF TIME                                     OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)     SERVED (2)       PRINCIPAL OCCUPATION(S) (3)   FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
William E. Rulon (73)      Trustee since       Retired; formerly, Senior Vice        48        Director, Pro-Kids Golf and
                           2000                President, Foodmaker, Inc.                      Learning Academy (teach golf and
                                               (operator and franchiser of                     computer usage to "at risk"
                                               restaurants) until January                      children) since 1998; formerly,
                                               1997.                                           Director, Prandium, Inc.
                                                                                               (restaurants), March 2001 to July
                                                                                               2002.

Cornelius T. Ryan (74)     Trustee since       Founding General Partner,             48        Director, Capital Cash Management
                           2000                Oxford Partners and Oxford                      Trust (money market fund),
                                               Bioscience Partners (venture                    Naragansett Insured Tax-Free Income
                                               capital partnerships) and                       Fund, Rocky Mountain Equity Fund,
                                               President, Oxford Venture                       Prime Cash Fund, several private
                                               Corporation.                                    companies and QuadraMed Corporation
                                                                                               (NASDAQ).

Tom D. Seip (56)           Trustee since 2000; General Partner, Seip                 48        Director, H&R Block, Inc.
                           Lead Independent    Investments LP (a private                       (financial services company) since
                           Trustee beginning   investment partnership);                        May 2001; Director, Forward
                           2006                formerly, President and CEO,                    Management, Inc. (asset management
                                               Westaff, Inc. (temporary                        company) since 2001; formerly,
                                               staffing), May 2001 to January                  Director, General Magic (voice
                                               2002; formerly, Senior                          recognition software), 2001 to
                                               Executive at the Charles                        2002; formerly, Director, E-Finance
                                               Schwab Corporation, 1983 to                     Corporation (credit decisioning
                                               1999, including Chief                           services), 1999 to 2003; formerly,
                                               Executive Officer, Charles                      Director, Save-Daily.com (micro
                                               Schwab Investment Management,                   investing services), 1999 to 2003;
                                               Inc. and Trustee, Schwab                        formerly, Director, Offroad Capital
                                               Family of Funds and Schwab                      Inc. (private internet commerce
                                               Investments, 1997 to 1998, and                  company), 1999 to 2002.
                                               Executive Vice
                                               President-Retail Brokerage,
                                               Charles Schwab Investment
                                               Management,1994 to 1997.

                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN
                              POSITION AND                                      FUND COMPLEX
                             LENGTH OF TIME                                     OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)     SERVED (2)       PRINCIPAL OCCUPATION(S) (3)   FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight (58)   Trustee since       Private investor and                  48        Director, The Proformance Insurance
                           1999                consultant specializing in the                  Company (personal lines property
                                               insurance industry; formerly,                   and casualty insurance company)
                                               Advisory Director, Securitas                    since March 2004; Director,
                                               Capital LLC (a global private                   Providence Washington (property and
                                               equity investment firm                          casualty insurance company) since
                                               dedicated to making                             December 1998; Director, Summit
                                               investments in the insurance                    Global Partners (insurance
                                               sector), 1998 to December                       brokerage firm) since October 2000.
                                               2002.

Peter P. Trapp (61)        Trustee since       Regional Manager for Atlanta          48        None.
                           1984                Region, Ford Motor Credit
                                               Company since August 1997;
                                               formerly, President, Ford Life
                                               Insurance Company, April 1995
                                               to August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (65)       President and       Executive Vice President and          48        Director, Dale Carnegie and
                           Trustee since       Chief Investment Officer,                       Associates, Inc. (private company)
                           2002                Neuberger Berman Inc. (holding                  since 1998; Director, Emagin Corp.
                                               company) since 2002 and 2003,                   (public company) since 1997;
                                               respectively; Managing                          Director, Solbright, Inc. (private
                                               Director and Chief Investment                   company) since 1998; Director,
                                               Officer, Neuberger Berman                       Infogate, Inc. (private company)
                                               since December 2005 and 2003,                   since 1997; Director, Broadway
                                               respectively; formerly,                         Television Network (private
                                               Executive Vice President,                       company) since 2000.
                                               Neuberger Berman, December
                                               2002 to 2005; Director and
                                               Chairman, NB Management since
                                               December 2002; formerly,
                                               Executive Vice President,
                                               Citigroup Investments, Inc.,
                                               September 1995 to February
                                               2002; formerly, Executive Vice
                                               President, Citigroup Inc.,
                                               September 1995 to February
                                               2002.

                                                                                 NUMBER OF
                                                                               PORTFOLIOS IN
                              POSITION AND                                      FUND COMPLEX
                             LENGTH OF TIME                                     OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)     SERVED (2)       PRINCIPAL OCCUPATION(S) (3)   FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (46)     Chairman of the     Executive Vice President,             48        Director and Vice President,
                           Board, Chief        Neuberger Berman Inc. (holding                  Neuberger & Berman Agency, Inc.
                           Executive Officer   company) since 1999; Head of                    since 2000; formerly, Director,
                           and Trustee since   Neuberger Berman Inc.'s Mutual                  Neuberger Berman Inc. (holding
                           2000; President     Funds Business (since 1999)                     company), October 1999 to March
                           and Chief Executive and Institutional Business                      2003; Trustee, Frost Valley YMCA
                           Officer, 1999       (1999 to October 2005);
                           to 2000             responsible for Managed
                                               Accounts Business and
                                               intermediary distribution
                                               since October 2005; President
                                               and Director, NB Management
                                               since 1999; Managing Director,
                                               Neuberger Berman since 2005;
                                               formerly, Executive Vice
                                               President, Neuberger Berman,
                                               1999 to December 2005;
                                               formerly, Principal, Neuberger
                                               Berman, 1997 to 1999;
                                               formerly, Senior Vice
                                               President, NB Management, 1996
                                               to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                  POSITION AND
NAME, AGE, AND ADDRESS (1)  LENGTH OF TIME SERVED (2)              PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------------
Andrew B. Allard (44)       Anti-Money Laundering      Senior Vice President, Neuberger Berman since
                            Compliance Officer since   2006; Deputy General Counsel, Neuberger Berman
                            2002                       since 2004; formerly, Vice President, Neuberger
                                                       Berman, 2000 to 2006; formerly, Associate General
                                                       Counsel, Neuberger Berman, 1999 to 2004; formerly,
                                                       Associate General Counsel, NB Management, 1994 to
                                                       1999; Anti-Money Laundering Compliance Officer,
                                                       fifteen registered investment companies for which
                                                       NB Management acts as investment manager and
                                                       administrator (seven since 2002, three since 2003,
                                                       four since 2004 and one since 2005).

Michael J. Bradler (36)     Assistant Treasurer since  Vice President, Neuberger Berman since 2006;
                            2005                       Employee, NB Management since 1997; Assistant
                                                       Treasurer, fifteen registered investment companies
                                                       for which NB Management acts as investment manager
                                                       and administrator (fifteen since 2005).

Claudia A. Brandon (49)     Secretary since 1985       Vice President-Mutual Fund Board Relations, NB
                                                       Management since 2000 and Assistant Secretary
                                                       since 2004; Vice President, Neuberger Berman since
                                                       2002 and Employee since 1999; formerly, Vice
                                                       President, NB Management, 1986 to 1999; Secretary,
                                                       fifteen registered investment companies for which
                                                       NB Management acts as investment manager and
                                                       administrator (three since 2000, four since 2002,
                                                       three since 2003, four since 2004 and one since
                                                       2005).

Robert Conti (49)           Vice President since 2000  Senior Vice President, Neuberger Berman since
                                                       2003; formerly, Vice President, Neuberger Berman,
                                                       1999 to 2003; Senior Vice President, NB Management
                                                       since 2000; formerly, Controller, NB Management,
                                                       1994 to 1996; formerly, Treasurer, NB Management,
                                                       1996 to 1999; Vice President, fifteen registered
                                                       investment companies for which NB Management acts
                                                       as investment manager and administrator (three
                                                       since 2000, four since 2002, three since 2003,
                                                       four since 2004 and one since 2005).

                                  POSITION AND
NAME, AGE, AND ADDRESS (1)  LENGTH OF TIME SERVED (2)             PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------------
Brian J. Gaffney (52)       Vice President since 2000  Managing Director, Neuberger Berman since 1999;
                                                       Senior Vice President, NB Management since 2000;
                                                       formerly, Vice President, NB Management, 1997 to
                                                       1999; Vice President, fifteen registered
                                                       investment companies for which NB Management acts
                                                       as investment manager and administrator (three
                                                       since 2000, four since 2002, three since 2003,
                                                       four since 2004 and one since 2005).

Maxine L. Gerson (55)       Chief Legal Officer since  Senior Vice President, Neuberger Berman since
                            2005 (only for purposes    2002; Deputy General Counsel and Assistant
                            of sections 307 and 406    Secretary, Neuberger Berman since 2001; formerly,
                            of the Sarbanes-Oxley Act  Vice President, Neuberger Berman, 2001 to 2002;
                            of 2002)                   formerly, Associate General Counsel, Neuberger
                                                       Berman, 2001; formerly, Counsel, Neuberger Berman,
                                                       2000; Secretary and General Counsel, NB Management
                                                       since 2004.

Sheila R. James (40)        Assistant Secretary since  Employee, Neuberger Berman since 1999; formerly,
                            2002                       Employee, NB Management, 1991 to 1999; Assistant
                                                       Secretary, fifteen registered investment companies
                                                       for which NB Management acts as investment manager
                                                       and administrator (seven since 2002, three since
                                                       2003, four since 2004 and one since 2005).

Kevin Lyons (50)            Assistant Secretary since  Employee, Neuberger Berman since 1999; formerly,
                            2003                       Employee, NB Management, 1993 to 1999; Assistant
                                                       Secretary, fifteen registered investment companies
                                                       for which NB Management acts as investment manager
                                                       and administrator (ten since 2003, four since 2004
                                                       and one since 2005).

John M. McGovern (36)       Treasurer and Principal    Vice President, Neuberger Berman since 2004;
                            Financial and Accounting   Employee, NB Management since 1993; Treasurer and
                            Officer since 2005; prior  Principal Financial and Accounting Officer,
                            thereto, Assistant         fifteen registered investment companies for which
                            Treasurer since 2002       NB Management acts as investment manager and
                                                       administrator (fifteen since 2005); formerly,
                                                       Assistant Treasurer, fifteen registered investment
                                                       companies for which NB Management acts as
                                                       investment manager and administrator, 2002 to
                                                       2005.

                                  POSITION AND
NAME, AGE, AND ADDRESS (1)  LENGTH OF TIME SERVED (2)             PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------------
Frank Rosato (35)           Assistant Treasurer since  Vice President, Neuberger Berman since 2006;
                            2005                       Employee, NB Management since 1995; Assistant
                                                       Treasurer, fifteen registered investment companies
                                                       for which NB Management acts as investment manager
                                                       and administrator (fifteen since 2005).

Frederic B. Soule (59)      Vice President since 2000  Senior Vice President, Neuberger Berman since
                                                       2003; formerly, Vice President, Neuberger Berman,
                                                       1999 to 2003; formerly, Vice President, NB
                                                       Management, 1995 to 1999; Vice President, fifteen
                                                       registered investment companies for which NB
                                                       Management acts as investment manager and
                                                       administrator (three since 2000, four since 2002,
                                                       three since 2003, four since 2004 and one since
                                                       2005).

Chamaine Williams (35)      Chief Compliance Officer   Vice President, Lehman Brothers Inc. since 2003;
                            since 2005                 Chief Compliance Officer, fifteen registered
                                                       investment companies for which NB Management acts
                                                       as investment manager and administrator (fifteen
                                                       since 2005); Chief Compliance Officer, Lehman
                                                       Brothers Asset Management Inc. since 2003; Chief
                                                       Compliance Officer, Lehman Brothers Alternative
                                                       Investment Management LLC since 2003; formerly,
                                                       Vice President, UBS Global Asset Management (US)
                                                       Inc. (formerly, Mitchell Hutchins Asset
                                                       Management, a wholly-owned subsidiary of
                                                       PaineWebber Inc.), 1997-2003.

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 21, 2005, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Mid-Cap Growth Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services to be provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered, with respect to the Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated a report from Management and Neuberger that addressed specific factors designed to inform the Board's consideration of these and other issues. The Board also retained an independent consultant to provide additional data.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman provide, and has reviewed studies by independent firms engaged to review and evaluate the quality of brokerage execution received by the Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the short-, intermediate- and long-term performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered long-term performance in relation to the degree of risk undertaken by the portfolio managers. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board received a detailed report from an independent consultant that compares the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered the range and average of the management fees and expense ratios of the peer group. The Board noted that the Fund's actual management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group median. In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for the Fund.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management with similar investment objectives, policies and strategies as the Fund. The Board compared the fees charged to a comparable sub-advised fund and a comparable separate account to the fees charged to the Fund at various asset levels. The Board considered the appropriateness and reasonableness of the differences between the fees charged between the Fund and the comparable sub-advised fund and separate account and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent expert review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Fund was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

ANNUAL REPORT
DECEMBER 31, 2005


NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST


PARTNERS PORTFOLIO(R)


B1010 02/06

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2005

PARTNERS PORTFOLIO MANAGER'S COMMENTARY

Despite a strong economy and excellent corporate earnings growth, large-cap stocks made only modest progress in 2005. Absent the exceptional performance of energy stocks and several interest rate sensitive sectors such as Homebuilding and Utilities, equity returns would have been even more uninspiring. We are pleased to report that, in this challenging stock market, the Neuberger Berman Advisers Management Trust (AMT) Partners Portfolio delivered generous returns, outperforming its S&P 500 and Russell 1000 Value Index benchmarks by a wide margin. Sector allocation, most notably a substantial overweighting in Energy, contributed to relative results. However, stock selection provided an even greater benefit as Portfolio holdings outperformed in seven of ten sectors versus the S&P 500.

Energy investments made the largest contribution to absolute and relative performance. The Portfolio was overweighted in Energy versus the S&P 500 and nearly double-weighted versus the Russell 1000 Value Index. In addition, the Portfolio's Energy holdings significantly outperformed both benchmarks' Energy sector components. Non-conventional energy companies such as oil sands producer Canadian Natural Resources, the single largest contributor to returns, and coal miners Peabody Coal and Arch Coal, the Portfolio's second and third biggest contributors, enhanced returns in this sector. Exploration and production companies Talisman Energy and XTO Energy were also outstanding performers.

Our success in Consumer Discretionary, the S&P 500's worst performing sector but the Portfolio's second best performing sector of the year (by impact), was driven purely by stock selection, with homebuilders KB Homes, Centex, and Pulte Homes, and retailer J.C. Penney posting large gains. Health Care holdings continued to contribute to returns, with HMOs such as Aetna and Pacific Care (acquired by UnitedHealth Group), and pharmacy benefit managers, most notably Express Scripts and Caremark, providing strong performance. Relative performance was also enhanced by our avoidance of troubled large pharmaceutical companies. Although the Portfolio had limited exposure to the Materials sector, our investment in leading copper producer Phelps Dodge delivered a substantial gain.

In contrast, Information Technology holdings penalized returns, with computer printer manufacturer Lexmark and security software producer Veritas Software appearing on our bottom-ten performance list. Lexmark was hurt by increased competition from Hewlett Packard and although Veritas had been a long-term winner for us, it retreated this year when it was acquired by Symantec at a price well below initial expectations. Although in aggregate the Portfolio's Financial holdings had positive returns, they materially underperformed S&P 500 sector components.

Even with the exceptional performance of energy stocks in 2005, we still favor those companies whose valuations fail to reflect prices supported by the demand-driven supply imbalances in the sector. We expect strong demand from developed and emerging market nation manufacturers to continue to benefit select materials companies. With profit margins expanding due to productivity gains, industrial stocks should also do well. We are cool on technology due to the negative impact that expensing stock options will have on earnings this year and our concern that capital spending on technology will fall short of expectations. We are also being cautious in the financial sector, where spread oriented businesses like banking may continue to suffer from a flat yield curve.

Looking ahead, we are relatively bullish on the outlook for stocks. Over much of the last two years, equity returns have been muted by concern that expensive energy and an extended tightening cycle by the Federal Reserve would undermine economic and corporate earnings growth. The economy adjusted to higher energy prices and rising short-term interest rates without losing traction. Ongoing productivity gains have continued to support better-than-expected earnings growth. In the year ahead, we expect the economy to continue to expand at a 3-4% pace and are looking for S&P 500 earnings growth in the high single-digit to low double-digit percentage range. We also believe that after contracting for two years, price/earnings multiples may expand as investor sentiment improves, perhaps as a result of the Federal Reserve shifting into neutral.

Sincerely,

                    /s/ S. Basu Mullick

                      S. BASU MULLICK
                     PORTFOLIO MANAGER

AVERAGE ANNUAL TOTAL RETURN(1)

                                          PARTNERS   RUSSELL 1000(R)
                                         PORTFOLIO          VALUE(2)        S&P 500(2)
1 YEAR                                       18.04%             7.05%             4.91%
5 YEAR                                        6.94%             5.28%             0.54%
10 YEAR                                      10.36%            10.94%             9.07%
LIFE OF FUND                                 11.41%            11.93%            10.63%

INCEPTION DATE                          03/22/1994

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/PERFORMANCE.

[CHART]

COMPARISON OF A $10,000 INVESTMENT

                         PARTNERS       RUSSELL 1000(R)
                         PORTFOLIO           VALUE            S&P 500
12/31/1995            $        10,000   $        10,000   $        10,000
12/31/1996            $        12,957   $        12,164   $        12,295
12/31/1997            $        17,006   $        16,444   $        16,395
12/31/1998            $        17,722   $        19,014   $        21,080
12/31/1999            $        19,028   $        20,411   $        25,515
12/31/2000            $        19,161   $        21,843   $        23,192
12/31/2001            $        18,620   $        20,622   $        20,438
12/31/2002            $        14,125   $        17,421   $        15,923
12/31/2003            $        19,081   $        22,652   $        20,487
12/31/2004            $        22,701   $        26,389   $        22,715
12/31/2005            $        26,798   $        28,250   $        23,830

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Auto Related                                 2.7%
Banking & Financial                          5.0
Building, Construction & Furnishing         15.1
Building Materials                           0.8
Business Services                            1.4
Capital Equipment                            3.3
Coal                                         4.4
Consumer Cyclicals                           1.7
Consumer Goods & Services                    1.0
Electrical & Electronics                     0.7
Energy                                      13.1
Financial Services                           8.7
Health Care                                  5.2
Insurance                                    7.0
Metals                                       1.9
Oil & Gas                                    9.5
Pharmaceutical                               1.2
Real Estate                                  0.6
Retail                                       4.2
Software                                     4.7
Technology                                   1.7
Transportation                               3.8
Utilities                                    1.4
Short-Term Investments                       3.8
Liabilities, less cash, receivables
   and other assets                         (2.9)

ENDNOTES

1. 18.04%, 6.94% and 10.36% were the average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2005. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the portfolio.

2. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of the leading companies in leading industries. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

               ACTUAL EXPENSES AND PERFORMANCE:   The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =
                                                  8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:   The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
                                                  You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5%
                                                  hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

EXPENSE INFORMATION AS OF 12/31/05 (UNAUDITED)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST PARTNERS PORTFOLIO

                                            BEGINNING             ENDING        EXPENSES PAID
ACTUAL                                  ACCOUNT VALUE      ACCOUNT VALUE   DURING THE PERIOD*
CLASS I                                 $       1,000      $    1,098.30   $             4.50

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**

CLASS I                                 $       1,000      $    1,020.92   $             4.33

 * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS PARTNERS PORTFOLIO

NUMBER OF SHARES                                                        MARKET VALUE +
COMMON STOCKS (99.1%)

AUTO RELATED (2.7%)
        248,000   Harley-Davidson                                      $    12,769,520
         92,900   Johnson Controls                                           6,773,339
                                                                       ---------------
                                                                            19,542,859

BANKING & FINANCIAL (5.0%)
        267,300   Bank of America                                           12,335,895
        719,070   Hudson City Bancorp                                        8,715,128
        228,900   Merrill Lynch                                             15,503,397
                                                                       ---------------
                                                                            36,554,420

BUILDING, CONSTRUCTION & FURNISHING (15.1%)
        245,000   Centex Corp.                                              17,515,050
        430,566   D.R. Horton                                               15,384,123
        305,300   Home Depot                                                12,358,544
        212,700   KB HOME                                                   15,454,782
        262,600   Lennar Corp.                                              16,023,852
         15,000   NVR, Inc.                                                 10,530,000*
        390,000   Pulte Homes                                               15,350,400
        236,400   Toll Brothers                                              8,188,896*
                                                                       ---------------
                                                                           110,805,647

BUILDING MATERIALS (0.8%)
        101,200   Cemex S.A. de C.V. ADR                                     6,004,196

BUSINESS SERVICES (1.4%)
        308,500   Career Education                                          10,402,620*

CAPITAL EQUIPMENT (3.3%)
        201,900   Caterpillar Inc.                                          11,663,763
        316,350   Joy Global                                                12,654,000
                                                                       ---------------
                                                                            24,317,763

COAL (4.4%)
        202,800   Arch Coal                                                 16,122,600^^
        193,600   Peabody Energy                                            15,956,512
                                                                       ---------------
                                                                            32,079,112

CONSUMER CYCLICALS (1.7%)
         84,500   Best Buy                                                   3,674,060
        105,800   Whirlpool Corp.                                            8,861,808
                                                                       ---------------
                                                                            12,535,868

CONSUMER GOODS & SERVICES (1.0%)
        130,000   Colgate-Palmolive                                          7,130,500

ELECTRICAL & ELECTRONICS (0.7%)
        179,900   Tyco International                                         5,191,914

ENERGY (13.1%)
        105,600   Anadarko Petroleum                                        10,005,600
        367,600   Canadian Natural Resources                                18,240,312
        125,900   ConocoPhillips                                             7,324,862
        179,600   Exxon Mobil                                               10,088,132
        162,900   Sempra Energy                                              7,304,436
        267,200   Talisman Energy                                           14,129,536
        319,600   TXU Corp.                                                 16,040,724
        287,733   XTO Energy                                                12,642,988
                                                                       ---------------
                                                                            95,776,590

FINANCIAL SERVICES (8.7%)
         50,700   American Express                                     $     2,609,022
          5,000   Berkshire Hathaway Class B                                14,677,500*
        175,800   Citigroup Inc.                                             8,531,574
        385,698   Countrywide Financial                                     13,187,015
        292,200   General Electric                                          10,241,610
        110,000   Goldman Sachs                                             14,048,100
                                                                       ---------------
                                                                            63,294,821

HEALTH CARE (5.2%)
        444,400   Boston Scientific                                         10,883,356*
         92,600   Caremark Rx                                                4,795,754*
        338,500   NBTY, Inc.                                                 5,500,625*
        222,600   Teva Pharmaceutical Industries ADR                         9,574,026
         87,800   WellPoint Inc.                                             7,005,562*
                                                                       ---------------
                                                                            37,759,323

INSURANCE (7.0%)
        140,500   Aetna Inc.                                                13,250,555
        304,000   American International Group                              20,741,920
        119,700   Hartford Financial Services Group                         10,281,033
        173,500   PMI Group                                                  7,125,645
                                                                       ---------------
                                                                            51,399,153

METALS (1.9%)
         96,400   Phelps Dodge                                              13,869,068

OIL & GAS (9.5%)
        303,000   Denbury Resources                                          6,902,340*
        102,100   EOG Resources                                              7,491,077
         80,100   National-Oilwell Varco                                     5,022,270*
        152,400   Petroleo Brasileiro ADR                                   10,861,548
        288,700   Quicksilver Resources                                     12,128,287*
        255,900   Southwestern Energy                                        9,197,046*
        162,400   Valero Energy                                              8,379,840
        411,000   Western Oil Sands Class A                                  9,803,088*
                                                                       ---------------
                                                                            69,785,496

PHARMACEUTICAL (1.2%)
        232,600   Shire PLC ADR                                              9,022,554

REAL ESTATE (0.6%)
        142,800   Equity Office Properties Trust                             4,331,124

RETAIL (4.2%)
        137,600   Federated Department Stores                                9,127,008
        209,900   J.C. Penney                                               11,670,440
        431,500   TJX Cos.                                                  10,023,745
                                                                       ---------------
                                                                            30,821,193

SOFTWARE (4.7%)
        341,100   Check Point Software Technologies                          6,856,110*
        337,100   Microsoft Corp.                                            8,815,165
        909,500   Oracle Corp.                                              11,104,995*
        433,757   Symantec Corp.                                             7,590,747*
                                                                       ---------------
                                                                            34,367,017

See Notes to Schedule of Investments

NUMBER OF SHARES                                                        MARKET VALUE +
TECHNOLOGY (1.7%)
         87,400   IBM                                                  $     7,184,280
        123,600   Lexmark International Group                                5,540,988*
                                                                       ---------------
                                                                            12,725,268

TRANSPORTATION (3.8%)
        195,100   Frontline Ltd.                                             7,461,909
        181,600   General Maritime                                           6,726,464^^
        102,500   Overseas Shipholding Group                                 5,164,975
        167,893   Ship Finance International                                 2,837,392
        129,800   Teekay Shipping                                            5,179,020
                                                                       ---------------
                                                                            27,369,760

UTILITIES (1.4%)
        192,000   Exelon Corp.                                              10,202,880
TOTAL COMMON STOCKS
(COST $564,248,554)                                                        725,289,146
                                                                       ---------------
SHORT-TERM INVESTMENTS (3.8%)
     20,065,411   Neuberger Berman Securities Lending
                    Quality Fund, LLC                                       20,065,411++
      8,065,965   Neuberger Berman Prime Money
                    Fund Trust Class                                         8,065,965@
                                                                       ---------------
TOTAL SHORT-TERM INVESTMENTS
(COST $28,131,376)                                                          28,131,376#
                                                                       ---------------

TOTAL INVESTMENTS (102.9%)
(COST $592,379,930)                                                        753,420,522##

Liabilities, less cash, receivables and other assets [(2.9%)]              (21,415,087)
                                                                       ---------------
TOTAL NET ASSETS (100.0%)                                              $   732,005,435
                                                                       ---------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS PARTNERS PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Partners Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

## At December 31, 2005, the cost of investments for U.S. Federal income tax purposes was $592,792,478. Gross unrealized appreciation of investments was $169,876,692 and gross unrealized depreciation of investments was $9,248,648, resulting in net unrealized appreciation of $160,628,044, based on cost for U.S. Federal income tax purposes.

*  Non-income producing security.

^^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                    PARTNERS
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                          PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & F)--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                                      $    725,289,146
   Affiliated issuers                                                                              28,131,376
-------------------------------------------------------------------------------------------------------------
                                                                                                  753,420,522
   Cash                                                                                                68,593
   Foreign currency                                                                                   289,006
   Dividends and interest receivable                                                                  569,953
   Receivable for Fund shares sold                                                                    748,367
   Receivable for securities lending income (Note A)                                                   69,678
   Prepaid expenses and other assets                                                                   14,002
-------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                                      755,180,121
-------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable for collateral on securities loaned (Note A)                                            20,065,411
   Payable for Fund shares redeemed                                                                 2,427,894
   Payable to investment manager--net (Notes A & B)                                                   330,354
   Payable to administrator (Note B)                                                                  189,080
   Payable for securities lending fees (Note A)                                                        56,162
   Accrued expenses and other payables                                                                105,785
-------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                                                                                  23,174,686
-------------------------------------------------------------------------------------------------------------

NET ASSETS AT VALUE                                                                          $    732,005,435
-------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Paid-in capital                                                                           $    497,709,584
   Undistributed net investment income (loss)                                                       4,491,132
   Accumulated net realized gains (losses) on investments                                          68,764,304
   Net unrealized appreciation (depreciation) in value of investments                             161,040,415
   ----------------------------------------------------------------------------------------------------------

NET ASSETS AT VALUE                                                                          $    732,005,435
-------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                                  34,189,509
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                     $          21.41
-------------------------------------------------------------------------------------------------------------

+SECURITIES ON LOAN, AT MARKET VALUE:
   Unaffiliated issuers                                                                      $     19,654,137

*COST OF INVESTMENTS:
   Unaffiliated issuers                                                                      $    564,248,554
   Affiliated issuers                                                                              28,131,376

TOTAL COST OF INVESTMENTS                                                                    $    592,379,930
-------------------------------------------------------------------------------------------------------------

TOTAL COST OF FOREIGN CURRENCY                                                               $        289,000
-------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS

                                                                                                              PARTNERS
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                                    PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):

Dividend income--unaffiliated issuers                                                                  $     10,072,396
Income from securities loaned (affiliated issuers $195,399) (Notes A & F)                                       106,983
Income from investments in affiliated issuers (Note F)                                                          265,491
Foreign taxes withheld                                                                                          (97,665)
-----------------------------------------------------------------------------------------------------------------------
Total income                                                                                                 10,347,205
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:

Investment management fee (Notes A & B)                                                                       3,448,535
Administration fee (Note B)                                                                                   1,956,622
Audit fees                                                                                                       38,664
Custodian fees (Note B)                                                                                         143,608
Insurance expense                                                                                                28,626
Legal fees                                                                                                      118,621
Shareholder reports                                                                                              96,417
Shareholder servicing agent fees                                                                                  1,051
Trustees' fees and expenses                                                                                      30,401
Miscellaneous                                                                                                    14,861
-----------------------------------------------------------------------------------------------------------------------

Total expenses                                                                                                5,877,406

Investment management fee waived (Note A)                                                                        (7,011)

Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)                 (91,720)
-----------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                            5,778,675
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                                  4,568,530
-----------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:

         Sales of investment securities of unaffiliated issuers                                              71,313,264
         Foreign currency                                                                                       (74,676)
Change in net unrealized appreciation (depreciation) in value of:

         Unaffiliated investment securities                                                                  31,887,854
         Foreign currency                                                                                        (9,623)
         --------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                              103,116,819
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        $    107,685,349
-----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                             PARTNERS PORTFOLIO
                                                                                   ------------------------------------
                                                                                               YEAR                YEAR
                                                                                              ENDED               ENDED
                                                                                       DECEMBER 31,        DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                     2005                2004
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:

Net investment income (loss)                                                       $      4,568,530    $      6,516,363
Net realized gain (loss) on investments                                                  71,238,588         103,984,145
Change in net unrealized appreciation (depreciation) of investments                      31,878,231          (8,425,876)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                         107,685,349         102,074,632
-----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):

Net investment income                                                                    (6,487,803)            (62,733)
Net realized gain on investments                                                           (150,568)                 --
-----------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                      (6,638,371)            (62,733)
-----------------------------------------------------------------------------------------------------------------------

FROM FUND SHARE TRANSACTIONS (NOTE D):

Proceeds from shares sold                                                               155,906,843          69,346,230
Proceeds from reinvestment of dividends and distributions                                 6,638,371              62,733
Payments for shares redeemed                                                           (121,363,625)       (251,283,347)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                                     41,181,589        (181,874,384)
-----------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                                                   142,228,567         (79,862,485)

NET ASSETS:

Beginning of year                                                                       589,776,868         669,639,353
-----------------------------------------------------------------------------------------------------------------------
End of year                                                                        $    732,005,435    $    589,776,868
-----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year                          $      4,491,132    $      6,485,081
-----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS PARTNERS PORTFOLIO

   NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Partners Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

   The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2005 was $2,623.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

   As determined on December 31, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

   The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

      DISTRIBUTIONS PAID FROM:

        ORDINARY INCOME            LONG-TERM CAPITAL GAIN                TOTAL
          2005           2004            2005         2004            2005         2004
   $ 6,487,803    $    62,733     $   150,568   $       --     $ 6,638,371   $   62,733

   As of December 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

     UNDISTRIBUTED    UNDISTRIBUTED       UNREALIZED             LOSS
          ORDINARY        LONG-TERM     APPRECIATION    CARRYFORWARDS
            INCOME             GAIN   (DEPRECIATION)    AND DEFERRALS            TOTAL
   $    11,892,732  $    61,775,244  $   160,627,875  $            --  $    234,295,85

   The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and
   Exchange Commission, the Fund entered into a Securities Lending Agreement ("Neuberger Agreement") on July 1, 2004 with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acted as the Fund's lending agent. Under the Neuberger Agreement, Neuberger guaranteed a certain amount of revenue to the Fund and received any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended December 31, 2005, Neuberger received revenue under the Neuberger Agreement of $77,928.

   Effective October 4, 2005, the Fund entered into new securities lending arrangements using a third party, eSecLending, to secure bids. Pursuant to such arrangements, eSecLending currently acts as agent for the Fund, arranging principals to guarantee a certain amount of revenue to the Fund.

   Under the Neuberger Agreement and the new securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

   Income from the lending program represents income earned on the cash collateral and the guaranteed amount, less fees and expenses associated with the loans. These amounts are reflected in the Statement of Operations under the caption "Income from securities loaned (affiliated issuers)."

11 TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2005, management fees waived under this Arrangement amounted to $7,011 and is reflected in the Statement of Operations under the caption "Investment management fee waived." For the year ended December 31, 2005, income earned under this Arrangement amounted to $265,491 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

   NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

   The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

   The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

   The Board adopted a non-fee distribution plan for the Fund.

   Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2005, no reimbursement to the Fund was required. The Fund has agreed to repay

Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2005, there was no reimbursement to Management under this agreement. At December 31, 2005, the Fund had no contingent liability to Management under this agreement.

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended December 31, 2005, the impact of this arrangement was a reduction of expenses of $84,418.

The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2005, the impact of this arrangement was a reduction of expenses of $7,302.

NOTE C--SECURITIES TRANSACTIONS:

During the year ended December 31, 2005, there were purchase and sale transactions (excluding short-term securities) of $415,548,792 and $375,102,560, respectively.

During the year ended December 31, 2005, brokerage commissions on securities transactions amounted to $921,676, of which Neuberger received $329, Lehman received $161,237, and other brokers received $760,110.

NOTE D--FUND SHARE TRANSACTIONS:

Share activity for the years ended December 31, 2005 and December 31, 2004 was as follows:

                                                FOR THE YEAR ENDED DECEMBER 31,
                                                 2005                    2004
SHARES SOLD                                    7,805,132               4,246,276
SHARES ISSUED ON REINVESTMENT OF
 DIVIDENDS AND DISTRIBUTIONS                     337,316                   3,906
SHARES REDEEMED                               (6,137,955)            (15,536,771)
                                              ----------             -----------

TOTAL                                          2,004,493             (11,286,589)
                                              ----------             -----------

NOTE E--LINE OF CREDIT:

At December 31, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2005. During the year ended December 31, 2005, the Fund did not utilize this line of credit.

NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                                 INCOME FROM
                                                                                                                 INVESTMENTS
                         BALANCE OF                                           BALANCE OF                                  IN
                             SHARES            GROSS            GROSS             SHARES                          AFFILIATED
                               HELD        PURCHASES            SALES               HELD               VALUE         ISSUERS
                       DECEMBER 31,              AND              AND       DECEMBER 31,        DECEMBER 31,     INCLUDED IN
NAME OF ISSUER                 2004        ADDITIONS       REDUCTIONS               2005                2005    TOTAL INCOME
Neuberger Berman
Securities Lending
Quality Fund, LLC **     99,015,450    2,073,956,240    2,152,906,279         20,065,411        $ 20,065,411    $    195,399

Neuberger Berman
Prime Money Fund
Trust Class***            5,866,332      133,126,324      130,926,691          8,065,965           8,065,965         265,491
                                                                                                ------------    ------------

TOTAL                                                                                           $ 28,131,376    $    460,890
                                                                                                ------------    ------------

*    Affiliated issuers, as defined in the 1940 Act.

** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board. Because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

*** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

FINANCIAL HIGHLIGHTS PARTNERS PORTFOLIO

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

                                                                      YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------------------
                                                 2005              2004              2003             2002       2001
NET ASSET VALUE, BEGINNING OF YEAR           $  18.32          $  15.40          $  11.40         $  15.10   $  16.17
                                             --------          --------          --------         --------   --------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)++                    .14               .17               .00              .01        .06
NET GAINS OR LOSSES ON SECURITIES
 (BOTH REALIZED AND UNREALIZED)                  3.15              2.75              4.00            (3.64)      (.50)
                                             --------          --------          --------         --------   --------
TOTAL FROM INVESTMENT OPERATIONS                 3.29              2.92              4.00            (3.63)      (.44)
                                             --------          --------          --------         --------   --------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                            (.19)             (.00)               --             (.07)      (.06)
NET CAPITAL GAINS                                (.01)               --                --               --       (.57)
                                             --------          --------          --------         --------   --------
TOTAL DISTRIBUTIONS                              (.20)             (.00)               --             (.07)      (.63)
                                             --------          --------          --------         --------   --------
NET ASSET VALUE, END OF YEAR                 $  21.41          $  18.32          $  15.40         $  11.40   $  15.10
                                             --------          --------          --------         --------   --------
TOTAL RETURN+++                                +18.04%           +18.98%           +35.09%          -24.14%     -2.83%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)        $  732.0          $  589.8          $  669.6         $  522.6   $  795.4
RATIO OF GROSS EXPENSES TO
 AVERAGE NET ASSETS#                              .90%              .91%              .91%             .91%       .87%
RATIO OF NET EXPENSES TO
 AVERAGE NET ASSETS                               .89%^             .89%^              90%^            .91%       .87%
RATIO OF NET INVESTMENT
 INCOME (LOSS) TO AVERAGE NET ASSETS              .70%             1.05%              .01%             .05%       .43%
PORTFOLIO TURNOVER RATE                            58%               71%               76%              53%        74%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS PARTNERS PORTFOLIO

+++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

++ Calculated based on the average number of shares outstanding during each fiscal period.

^ After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                                       YEAR ENDED DECEMBER 31,
                                                        2005     2004    2003
                                                        0.89%    0.90%   0.90%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Partners Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Partners Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Partners Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 10, 2006

TRUSTEES AND OFFICERS

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling
(800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                               POSITION AND                                   FUND COMPLEX
                              LENGTH OF TIME                                   OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)      SERVED (2)     PRINCIPAL OCCUPATION(S) (3)   FUND TRUSTEE (4)      FUND COMPLEX BY FUND TRUSTEE
INDEPENDENT FUND TRUSTEES

John Cannon (75)              Trustee since    Consultant. Formerly,                48           Independent Trustee or Director
                              2000             Chairman, CDC Investment                          of three series of Oppenheimer
                                               Advisers (registered                              Funds: Limited Term New York
                                               investment adviser), 1993                         Municipal Fund, Rochester Fund
                                               to January 1999; formerly,                        Municipals, and Oppenheimer
                                               President and Chief                               Convertible Securities Fund,
                                               Executive Officer, AMA                            since 1992.
                                               Investment Advisors, an
                                               affiliate of the American
                                               Medical Association.

Faith Colish (70)             Trustee since    Counsel, Carter Ledyard &            48           Director, American Bar
                              1984             Milburn LLP (law firm)                            Retirement Association (ABRA)
                                               since October 2002;                               since 1997 (not-for-profit
                                               formerly, Attorney-at-Law                         membership association).
                                               and President, Faith
                                               Colish, A Professional
                                               Corporation, 1980 to 2002.

C. Anne Harvey (68)           Trustee since    Consultant, C.A. Harvey              48           President, Board of Associates
                              1998             Associates since June 2001;                       to The National Rehabilitation
                                               formerly, Director, AARP,                         Hospital's Board of Directors
                                               1978 to December 2001.                            since 2002; formerly, Member,
                                                                                                 Individual Investors Advisory
                                                                                                 Committee to the New York Stock
                                                                                                 Exchange Board of Directors,
                                                                                                 1998 to June 2002; formerly,
                                                                                                 Member, American Savings
                                                                                                 Education Council's Policy Board
                                                                                                 (ASEC), 1998 to 2000; formerly,
                                                                                                 Member, Executive Committee,
                                                                                                 Crime Prevention Coalition of
                                                                                                 America, 1997 to 2000.

                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                               POSITION AND                                   FUND COMPLEX
                              LENGTH OF TIME                                   OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)      SERVED (2)     PRINCIPAL OCCUPATION(S) (3)   FUND TRUSTEE (4)      FUND COMPLEX BY FUND TRUSTEE
Barry Hirsch (72)             Trustee since    Attorney-at-Law; formerly,           48           None.
                              2000             Senior Counsel, Loews
                                               Corporation (diversified
                                               financial corporation),
                                               May 2002 to April 2003;
                                               formerly, Senior Vice
                                               President, Secretary and
                                               General Counsel, Loews
                                               Corporation.

Robert A. Kavesh (78)         Trustee since    Marcus Nadler Professor              48           Director, The Caring Community
                              2000             Emeritus of Finance and                           (not-for-profit); formerly,
                                               Economics, New York                               Director, DEL Laboratories, Inc.
                                               University Stern School of                        (cosmetics and pharmaceuticals),
                                               Business; formerly,                               1978 to 2004; formerly,
                                               Executive                                         Director, Apple Bank for
                                               Secretary-Treasurer,                              Savings, 1979 to 1990; formerly,
                                               American Finance                                  Director, Western Pacific
                                               Association, 1961 to 1979.                        Industries, Inc., 1972 to 1986
                                                                                                 (public company).

Howard A. Mileaf (69)         Trustee since    Retired; formerly, Vice              48           Director, WHX Corporation
                              1999             President and Special                             (holding company) since August
                                               Counsel, WHX Corporation                          2002; Director, Webfinancial
                                               (holding company), 1993 to                        Corporation (holding company)
                                               2001.                                             since December 2002; Director,
                                                                                                 State Theatre of New Jersey
                                                                                                 (not-for-profit theater) since
                                                                                                 2000; formerly, Director, Kevlin
                                                                                                 Corporation (manufacturer of
                                                                                                 microwave and other products).

Edward I. O'Brien (77)        Trustee since    Formerly, Member,                    48           Director, Legg Mason, Inc.
                              2000             Investment Policy                                 (financial services holding
                                               Committee, Edward Jones,                          company) since 1993; formerly,
                                               1993 to 2001; President,                          Director, Boston Financial Group
                                               Securities Industry                               (real estate and tax shelters),
                                               Association ("SIA")                               1993 to 1999.
                                               (securities industry's
                                               representative in
                                               government relations and
                                               regulatory matters at the
                                               federal and state levels),
                                               1974 to 1992; Adviser to
                                               SIA, November 1992 to
                                               November 1993.

                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                               POSITION AND                                   FUND COMPLEX
                              LENGTH OF TIME                                   OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)      SERVED (2)     PRINCIPAL OCCUPATION(S) (3)   FUND TRUSTEE (4)      FUND COMPLEX BY FUND TRUSTEE
William E. Rulon (73)         Trustee since    Retired; formerly, Senior            48           Director, Pro-Kids Golf and
                              2000             Vice President, Foodmaker,                        Learning Academy (teach golf and
                                               Inc. (operator and                                computer usage to "at risk"
                                               franchiser of restaurants)                        children) since 1998; formerly,
                                               until January 1997.                               Director, Prandium, Inc.
                                                                                                 (restaurants), March 2001 to
                                                                                                 July 2002.

Cornelius T. Ryan (74)        Trustee since    Founding General Partner,            48           Director, Capital Cash
                              2000             Oxford Partners and Oxford                        Management Trust (money market
                                               Bioscience Partners                               fund), Naragansett Insured
                                               (venture capital                                  Tax-Free Income Fund, Rocky
                                               partnerships) and                                 Mountain Equity Fund, Prime Cash
                                               President, Oxford Venture                         Fund, several private companies
                                               Corporation.                                      and QuadraMed Corporation
                                                                                                 (NASDAQ).

Tom D. Seip (56)              Trustee since    General Partner, Seip                48           Director, H&R Block, Inc.
                              2000; Lead       Investments LP (a private                         (financial services company)
                              Independent      investment partnership);                          since May 2001; Director,
                              Trustee          formerly, President and                           Forward Management, Inc. (asset
                              beginning        CEO, Westaff, Inc.                                management company) since 2001;
                              2006             (temporary staffing), May                         formerly, Director, General
                                               2001 to January 2002;                             Magic (voice recognition
                                               formerly, Senior Executive                        software), 2001 to 2002;
                                               at the Charles Schwab                             formerly, Director, E-Finance
                                               Corporation, 1983 to 1999,                        Corporation (credit decisioning
                                               including Chief Executive                         services), 1999 to 2003;
                                               Officer, Charles Schwab                           formerly, Director,
                                               Investment Management, Inc.                       Save-Daily.com (micro investing
                                               and Trustee, Schwab Family                        services), 1999 to 2003;
                                               of Funds and Schwab                               formerly, Director, Offroad
                                               Investments, 1997 to 1998,                        Capital Inc. (private internet
                                               and Executive Vice                                commerce company), 1999 to 2002.
                                               President-Retail Brokerage,
                                               Charles Schwab Investment
                                               Management, 1994 to 1997.

                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                               POSITION AND                                   FUND COMPLEX
                              LENGTH OF TIME                                   OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)      SERVED (2)     PRINCIPAL OCCUPATION(S) (3)   FUND TRUSTEE (4)      FUND COMPLEX BY FUND TRUSTEE
Candace L. Straight (58)      Trustee since    Private investor and                 48           Director, The Proformance
                              1999             consultant specializing in                        Insurance Company (personal
                                               the insurance industry;                           lines property and casualty
                                               formerly, Advisory                                insurance company) since March
                                               Director, Securitas Capital                       2004; Director, Providence
                                               LLC (a global private                             Washington (property and
                                               equity investment firm                            casualty insurance company)
                                               dedicated to making                               since December 1998; Director,
                                               investments in the                                Summit Global Partners
                                               insurance sector), 1998 to                        (insurance brokerage firm) since
                                               December 2002.                                    October 2000.

Peter P. Trapp (61)           Trustee since    Regional Manager for                 48           None.
                              1984             Atlanta Region, Ford Motor
                                               Credit Company since August
                                               1997; formerly, President,
                                               Ford Life Insurance
                                               Company, April 1995 to
                                               August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (65)          President and    Executive Vice President             48           Director, Dale Carnegie and
                              Trustee since    and Chief Investment                              Associates, Inc. (private
                              2002             Officer, Neuberger Berman                         company) since 1998; Director,
                                               Inc. (holding company)                            Emagin Corp. (public company)
                                               since 2002 and 2003,                              since 1997; Director, Solbright,
                                               respectively; Managing                            Inc. (private company) since
                                               Director and Chief                                1998; Director, Infogate, Inc.
                                               Investment Officer,                               (private company) since 1997;
                                               Neuberger Berman since                            Director, Broadway Television
                                               December 2005 and 2003,                           Network (private company) since
                                               respectively; formerly,                           2000.
                                               Executive Vice President,
                                               Neuberger Berman, December
                                               2002 to 2005; Director and
                                               Chairman, NB Management
                                               since December 2002;
                                               formerly, Executive Vice
                                               President, Citigroup
                                               Investments, Inc.,
                                               September 1995 to
                                               February 2002; formerly,
                                               Executive Vice President,
                                               Citigroup Inc.,
                                               September 1995 to
                                               February 2002.

                                                                                NUMBER OF
                                                                              PORTFOLIOS IN
                               POSITION AND                                   FUND COMPLEX
                              LENGTH OF TIME                                   OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)      SERVED (2)     PRINCIPAL OCCUPATION(S) (3)   FUND TRUSTEE (4)      FUND COMPLEX BY FUND TRUSTEE
Peter E. Sundman* (46)        Chairman of      Executive Vice President,            48           Director and Vice President,
                              the Board,       Neuberger Berman Inc.                             Neuberger & Berman Agency, Inc.
                              Chief            (holding company) since                           since 2000; formerly, Director,
                              Executive        1999; Head of Neuberger                           Neuberger Berman Inc. (holding
                              Officer and      Berman Inc.'s Mutual Funds                        company), October 1999 to March
                              Trustee since    Business (since 1999) and                         2003; Trustee, Frost Valley
                              2000;            Institutional Business                            YMCA.
                              President and    (1999 to October 2005);
                              Chief            responsible for Managed
                              Executive        Accounts Business and
                              Officer, 1999    intermediary distribution
                              to 2000          since October 2005;
                                               President and Director, NB
                                               Management since 1999;
                                               Managing Director,
                                               Neuberger Berman since
                                               2005; formerly, Executive
                                               Vice President, Neuberger
                                               Berman, 1999 to December
                                               2005; formerly, Principal,
                                               Neuberger Berman, 1997 to
                                               1999; formerly, Senior Vice
                                               President, NB Management,
                                               1996 to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                                 POSITION AND
NAME, AGE, AND ADDRESS (1)                 LENGTH OF TIME SERVED (2)              PRINCIPAL OCCUPATION(S) (3)
Andrew B. Allard (44)                   Anti-Money Laundering                   Senior Vice President,
                                        Compliance Officer since 2002           Neuberger Berman since 2006;
                                                                                Deputy General Counsel,
                                                                                Neuberger Berman since 2004;
                                                                                formerly, Vice President,
                                                                                Neuberger Berman, 2000 to 2006;
                                                                                formerly, Associate General
                                                                                Counsel, Neuberger Berman, 1999
                                                                                to 2004; formerly, Associate
                                                                                General Counsel, NB Management,
                                                                                1994 to 1999; Anti-Money
                                                                                Laundering Compliance Officer,
                                                                                fifteen registered investment
                                                                                companies for which NB
                                                                                Management acts as investment
                                                                                manager and administrator
                                                                                (seven since 2002, three since
                                                                                2003, four since 2004 and one
                                                                                since 2005).

Michael J. Bradler (36)                 Assistant Treasurer since 2005          Vice President, Neuberger
                                                                                Berman since 2006; Employee, NB
                                                                                Management since 1997;
                                                                                Assistant Treasurer, fifteen
                                                                                registered investment companies
                                                                                for which NB Management acts as
                                                                                investment manager and
                                                                                administrator (fifteen since
                                                                                2005).

Claudia A. Brandon (49)                 Secretary since 1985                    Vice President-Mutual Fund
                                                                                Board Relations, NB Management
                                                                                since 2000 and Assistant
                                                                                Secretary since 2004; Vice
                                                                                President, Neuberger Berman
                                                                                since 2002 and Employee since
                                                                                1999; formerly, Vice President,
                                                                                NB Management, 1986 to 1999;
                                                                                Secretary, fifteen registered
                                                                                investment companies for which
                                                                                NB Management acts as
                                                                                investment manager and
                                                                                administrator (three since
                                                                                2000, four since 2002, three
                                                                                since 2003, four since 2004 and
                                                                                one since 2005).

Robert Conti (49)                       Vice President since 2000               Senior Vice President,
                                                                                Neuberger Berman since 2003;
                                                                                formerly, Vice President,
                                                                                Neuberger Berman, 1999 to 2003;
                                                                                Senior Vice President, NB
                                                                                Management since 2000;
                                                                                formerly, Controller, NB
                                                                                Management, 1994 to 1996;
                                                                                formerly, Treasurer, NB
                                                                                Management, 1996 to 1999; Vice
                                                                                President, fifteen registered
                                                                                investment companies for which
                                                                                NB Management acts as investment
                                                                                manager and administrator (three
                                                                                since 2000, four since 2002,
                                                                                three since 2003, four since
                                                                                2004 and one since 2005).

                                                 POSITION AND
NAME, AGE, AND ADDRESS (1)                 LENGTH OF TIME SERVED (2)              PRINCIPAL OCCUPATION(S) (3)
Brian J. Gaffney (52)                   Vice President since 2000               Managing Director, Neuberger
                                                                                Berman since 1999; Senior Vice
                                                                                President, NB Management since
                                                                                2000; formerly, Vice President,
                                                                                NB Management, 1997 to 1999;
                                                                                Vice President, fifteen
                                                                                registered investment companies
                                                                                for which NB Management acts as
                                                                                investment manager and
                                                                                administrator (three since
                                                                                2000, four since 2002, three
                                                                                since 2003, four since 2004 and
                                                                                one since 2005).

Maxine L. Gerson (55)                   Chief Legal Officer since 2005          Senior Vice President,
                                        (only for purposes of                   Neuberger Berman since 2002;
                                        sections 307 and 406 of the             Deputy General Counsel and
                                        Sarbanes-Oxley Act of 2002)             Assistant Secretary, Neuberger
                                                                                Berman since 2001; formerly,
                                                                                Vice President, Neuberger
                                                                                Berman, 2001 to 2002; formerly,
                                                                                Associate General Counsel,
                                                                                Neuberger Berman, 2001;
                                                                                formerly, Counsel, Neuberger
                                                                                Berman, 2000; Secretary and
                                                                                General Counsel, NB Management
                                                                                since 2004.

Sheila R. James (40)                    Assistant Secretary since 2002          Employee, Neuberger Berman
                                                                                since 1999; formerly, Employee,
                                                                                NB Management, 1991 to 1999;
                                                                                Assistant Secretary, fifteen
                                                                                registered investment companies
                                                                                for which NB Management acts as
                                                                                investment manager and
                                                                                administrator (seven since
                                                                                2002, three since 2003, four
                                                                                since 2004 and one since 2005).

Kevin Lyons (50)                        Assistant Secretary since 2003          Employee, Neuberger Berman
                                                                                since 1999; formerly, Employee,
                                                                                NB Management, 1993 to 1999;
                                                                                Assistant Secretary, fifteen
                                                                                registered investment companies
                                                                                for which NB Management acts as
                                                                                investment manager and
                                                                                administrator (ten since 2003,
                                                                                four since 2004 and one since
                                                                                2005).

John M. McGovern (36)                   Treasurer and Principal                 Vice President, Neuberger
                                        Financial and Accounting                Berman since 2004; Employee, NB
                                        Officer since 2005; prior               Management since 1993;
                                        thereto, Assistant Treasurer            Treasurer and Principal
                                        since 2002                              Financial and Accounting
                                                                                Officer, fifteen registered
                                                                                investment companies for which
                                                                                NB Management acts as
                                                                                investment manager and
                                                                                administrator (fifteen since
                                                                                2005); formerly, Assistant
                                                                                Treasurer, fifteen registered
                                                                                investment companies for which
                                                                                NB Management acts as
                                                                                investment manager and
                                                                                administrator, 2002 to 2005.

                                                 POSITION AND
NAME, AGE, AND ADDRESS (1)                 LENGTH OF TIME SERVED (2)              PRINCIPAL OCCUPATION(S) (3)
Frank Rosato (35)                       Assistant Treasurer since 2005          Vice President, Neuberger
                                                                                Berman since 2006; Employee, NB
                                                                                Management since 1995;
                                                                                Assistant Treasurer, fifteen
                                                                                registered investment companies
                                                                                for which NB Management acts as
                                                                                investment manager and
                                                                                administrator (fifteen since
                                                                                2005).

Frederic B. Soule (59)                  Vice President since 2000               Senior Vice President,
                                                                                Neuberger Berman since 2003;
                                                                                formerly, Vice President,
                                                                                Neuberger Berman, 1999 to 2003;
                                                                                formerly, Vice President, NB
                                                                                Management, 1995 to 1999; Vice
                                                                                President, fifteen registered
                                                                                investment companies for which
                                                                                NB Management acts as
                                                                                investment manager and
                                                                                administrator (three since
                                                                                2000, four since 2002, three
                                                                                since 2003, four since 2004 and
                                                                                one since 2005).

Chamaine Williams (35)                  Chief Compliance Officer since 2005     Vice President, Lehman Brothers
                                                                                Inc. since 2003; Chief
                                                                                Compliance Officer, fifteen
                                                                                registered investment companies
                                                                                for which NB Management acts as
                                                                                investment manager and
                                                                                administrator (fifteen since
                                                                                2005); Chief Compliance
                                                                                Officer, Lehman Brothers Asset
                                                                                Management Inc. since 2003;
                                                                                Chief Compliance Officer,
                                                                                Lehman Brothers Alternative
                                                                                Investment Management LLC since
                                                                                2003; formerly, Vice President,
                                                                                UBS Global Asset Management
                                                                                (US) Inc. (formerly, Mitchell
                                                                                Hutchins Asset Management, a
                                                                                wholly-owned subsidiary of
                                                                                PaineWebber Inc.), 1997-2003.

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 21, 2005, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Partners Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services to be provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered, with respect to the Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated a report from Management and Neuberger that addressed specific factors designed to inform the Board's consideration of these and other issues. The Board also retained an independent consultant to provide additional data.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio manager. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman provide, and has reviewed studies by independent firms engaged to review and evaluate the quality of brokerage execution received by the Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the short-, intermediate- and long-term performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered long-term performance in relation to the degree of risk undertaken by the portfolio manager.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board received a detailed report from an independent consultant that compares the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered the range and average of the management fees and expense ratios of the peer group. The Board noted that the Fund's actual management fee was higher than the peer group median. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group median. In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for the Fund.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no comparable sub-advised funds or separate accounts.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent expert review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Fund was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY


ANNUAL REPORT
DECEMBER 31, 2005


NEUBERGER BERMAN
ADVISERS
MANAGEMENT
TRUST

REGENCY
PORTFOLIO


B1012 02/06

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2005

REGENCY PORTFOLIO Manager's Commentary

Mid-cap value stocks excelled in 2005, with the Russell Midcap Value Index returning 12.65% compared to the large-cap S&P 500's 4.91% and the small-cap Russell 2000's 4.55%. For the year, the Neuberger Berman Advisers Management Trust (AMT) Regency Portfolio slightly underperformed its Russell Midcap Value benchmark, despite an overweight in Energy--by far the best performing market sector--and the superior relative performance of its Health Care holdings.

Although Energy sector holdings modestly underperformed benchmark sector components, the Portfolio's substantial overweight in this top performing sector made the largest contribution to absolute and relative returns. Exploration and production company XTO Energy finished at the top of our performance contributors list; refiner/distributor Sunoco was the fourth biggest contributor; and non-conventional energy stocks such as Canadian oil sands producer Canadian Natural Resources and coal mining company Arch Coal also finished in our top ten. The Portfolio was overweight in Health Care, and our stock selection in this sector had the most favorable impact on returns. Omnicare, a leading drug distributor to nursing homes, and HMO Coventry Health Care were our second and third biggest performance contributors. Industrials sector investments, most notably construction and mining equipment manufacturer Joy Global, also buoyed returns. The Portfolio had minimal exposure to the Materials sector. However, our lone holding in the sector, leading copper producer Phelps Dodge, performed exceptionally well as the price of copper rose.

The Portfolio was underweighted in Consumer Staples, but the sharp sell-off in NTBY, one of the Portfolio's larger holdings in the sector, penalized returns. A leading manufacturer, wholesaler, and retailer of vitamins and nutritional supplements under the brand names Nature's Bounty, Sundown and American Health, NTBY was hurt by the medical controversy surrounding Vitamin D. The Portfolio's substantial overweight in the Consumer Discretionary sector, the worst performing sector in the Russell Midcap Value Index, negatively affected performance. Retailers Dollar Tree Stores and Pier 1 Imports and auto seating company Lear Corp. finished near the bottom of our performance charts. We sold Pier 1 and Lear at mid-year, but not before the stocks undermined full-year performance. The Portfolio's significant underweight in Utilities--the year's third best performing sector--also detracted from relative returns.

Despite this year's exceptional performance, we believe that select energy stocks still offer good value. Current valuations seem to imply that energy prices will fall substantially from present levels. In view of what we perceive to be a lasting change in supply/demand dynamics, we think that energy prices will remain relatively firm and that energy company earnings will continue to grow. We also like the prospects for industrial companies, which should continue to benefit from synchronized global growth and expanding profit margins resulting from ongoing productivity gains. We are less than enthusiastic about technology, because of the negative impact that expensing stock options will have on many tech companies' earnings and our concern that technology capital spending may not meet consensus expectations. We are also treading carefully in the financial sector, because we believe that interest-rate-spread oriented businesses like banking will continue to suffer from a flat yield curve.

Looking ahead, we are relatively bullish on the prospects for stocks. Earnings growth has outpaced share price advances for several years, in the process making equity valuations more attractive. The economy has adjusted relatively well to expensive energy and higher short-term interest rates and we expect to see Gross Domestic Product (GDP) growth in the 3-4% range in 2006, with earnings growing at high single-digit to low double-digit percentage rates. In our view, this would be a favorable economic scenario for stocks. If investor sentiment improves, perhaps as a result of the Federal Reserve shifting into neutral, we think that price/earnings multiples could expand, enhancing earnings-driven equity returns.

Sincerely,

                               /s/ S. Basu Mullick

                                 S. BASU MULLICK
                                PORTFOLIO MANAGER

AVERAGE ANNUAL TOTAL RETURN(1)

                               REGENCY             REGENCY    RUSSELL MIDCAP(R)         RUSSELL
                     PORTFOLIO CLASS I   PORTFOLIO CLASS S             VALUE(2)    MIDCAP(R)(2)
1 YEAR                           12.00%              11.97%               12.65%          12.65%
LIFE OF FUND                     12.32%              12.31%               13.57%          11.90%

INCEPTION DATE              08/22/2001          04/29/2005

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

[CHART]

COMPARISON OF A $10,000 INVESTMENT
VALUE AS OF 12/31/05

                                RUSSELL
                    REGENCY   MIDCAP(R)     RUSSELL
                  PORTFOLIO       VALUE   MIDCAP(R)
8/22/2001         $  10,000   $  10,000   $  10,000
12/31/2001        $   9,970   $  10,025   $  10,275
6/30/2002         $  10,040   $  10,312   $   9,689
12/31/2002        $   8,918   $   9,058   $   8,612
6/30/2003         $   9,980   $  10,246   $   9,944
12/31/2003        $  12,114   $  12,507   $  12,062
6/30/2004         $  13,066   $  13,403   $  12,866
12/31/2004        $  14,823   $  15,471   $  14,500
6/30/2005         $  15,294   $  16,324   $  15,068
12/31/2005        $  16,601   $  17,428   $  16,335

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Auto Related                                                    5.7%
Banking & Financial                                             6.3
Building, Construction & Furnishing                            13.1
Business Services                                               2.4
Capital Equipment                                               2.1
Coal                                                            5.4
Communications Equipment                                        1.2
Consumer Cyclicals                                              1.5
Consumer Products & Services                                    1.2
Electric Utilities                                              1.5
Energy                                                         10.3
Financial Services                                              3.6
Food & Beverage                                                 1.1
Health Care                                                     5.7
Industrial                                                      1.0
Insurance                                                       4.7
Machinery & Equipment                                           1.9
Manufacturing                                                   2.9
Metals                                                          1.9
Oil & Gas                                                       4.8
Pharmaceutical                                                  1.2
Real Estate                                                     4.0
Retail                                                          5.7
Semiconductors                                                  0.9
Software                                                        1.8
Technology                                                      0.9
Telecommunications                                              0.5
Transportation                                                  4.1
Utilities, Electric & Gas                                       1.0
Short-Term Investments                                         17.6
Liabilities, less cash,receivables and other assets           (16.0)

ENDNOTES

1. For Class I, 12.00% and 12.32% were the average annual total returns for the 1-year and since inception (08/22/01) periods ended December 31, 2005. For Class S, 11.97% and 12.31% were the average annual total returns for the 1-year and since inception (08/22/01) periods ended December 31, 2005. Performance shown prior to April 29, 2005, for the Class S shares is of the Class I shares, which has lower expenses and typically higher returns than Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/amtperformance. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the portfolio.

2. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                  ACTUAL EXPENSES AND PERFORMANCE:  The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the
                                                    Period" to estimate the expenses you paid over the period.

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:  The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

EXPENSE INFORMATION AS OF 12/31/05 (UNAUDITED)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST REGENCY PORTFOLIO

                      BEGINNING          ENDING       EXPENSES PAID
ACTUAL            ACCOUNT VALUE   ACCOUNT VALUE   DURING THE PERIOD*
CLASS I           $       1,000   $    1,084.80   $             5.36
CLASS S           $       1,000   $    1,085.20   $             6.46

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**

CLASS I           $       1,000   $    1,020.06   $             5.19
CLASS S           $       1,000   $    1,019.00   $             6.26

 * For each class of the fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year period divided by 365.

SCHEDULE OF INVESTMENTS Regency Portfolio

NUMBER OF SHARES                                          MARKET VALUE +
COMMON STOCKS (98.4%)

AUTO RELATED (5.7%)
      88,950     Advance Auto Parts                      $     3,865,767*
      29,400     BorgWarner, Inc.                              1,782,522
      66,100     Harley-Davidson                               3,403,489^^
      51,300     Johnson Controls                              3,740,283
                                                         ---------------
                                                              12,792,061

BANKING & FINANCIAL (6.3%)
      75,400     Astoria Financial                             2,216,760^^
      53,600     First Horizon National                        2,060,384^^
     344,900     Hudson City Bancorp                           4,180,188
      87,100     IndyMac Bancorp                               3,398,642^^
      82,065     North Fork Bancorp                            2,245,298
                                                         ---------------
                                                              14,101,272

BUILDING, CONSTRUCTION & FURNISHING (13.1%)
      46,500     Beazer Homes USA                              3,387,060^^
      75,300     Centex Corp.                                  5,383,197
      93,600     Hovnanian Enterprises                         4,646,304*^^
      58,500     KB HOME                                       4,250,610
      74,300     Lennar Corp.                                  4,533,786
       4,700     NVR, Inc.                                     3,299,400*^^
     102,200     Pulte Homes                                   4,022,592^^
                                                         ---------------
                                                              29,522,949

BUSINESS SERVICES (2.4%)
      99,300     Career Education                              3,348,396*
      45,700     Manpower Inc.                                 2,125,050
                                                         ---------------
                                                               5,473,446

CAPITAL EQUIPMENT (2.1%)
     117,450     Joy Global                                    4,698,000

COAL (5.4%)
     132,000     Alpha Natural Resources                       2,535,720*^^
      64,700     Arch Coal                                     5,143,650
      55,000     Peabody Energy                                4,533,100
                                                         ---------------
                                                              12,212,470

COMMUNICATIONS EQUIPMENT (1.2%)
     243,200     Avaya Inc.                                    2,594,944*

CONSUMER CYCLICALS (1.5%)
      41,200     Whirlpool Corp.                               3,450,912

CONSUMER PRODUCTS & SERVICES (1.2%)
     134,100     Spectrum Brands                               2,723,571*^^

ELECTRIC UTILITIES (1.5%)
     116,400     DPL Inc.                                      3,027,564
       6,100     NRG Energy                                      287,432*
                                                         ---------------
                                                               3,314,996

ENERGY (10.3%)
     112,700     Canadian Natural Resources                    5,592,174
      33,600     Sunoco, Inc.                                  2,633,568
      94,300     Talisman Energy                               4,986,584
      96,800     TXU Corp.                                     4,858,392
     116,276     XTO Energy                                    5,109,168
                                                         ---------------
                                                              23,179,886

FINANCIAL SERVICES (3.6%)
      30,200     Ambac Financial Group                   $     2,327,212
      28,600     Bear Stearns                                  3,304,158
      49,500     CIT Group                                     2,563,110
                                                         ---------------
                                                               8,194,480

FOOD & BEVERAGE (1.1%)
      98,900     Constellation Brands                          2,594,147*

HEALTH CARE (5.7%)
      59,400     Coventry Health Care                          3,383,424*^^
     163,300     NBTY, Inc.                                    2,653,625*^^
      50,000     Omnicare, Inc.                                2,861,000
      53,200     Triad Hospitals                               2,087,036*
      24,100     WellPoint Inc.                                1,922,939*
                                                         ---------------
                                                              12,908,024

INDUSTRIAL (1.0%)
      87,400     Chicago Bridge & Iron                         2,203,354

INSURANCE (4.7%)
      34,400     Arch Capital Group                            1,883,400*
      76,600     Endurance Specialty Holdings                  2,746,110
      83,200     PMI Group                                     3,417,024
      43,100     Radian Group                                  2,525,229
                                                         ---------------
                                                              10,571,763

MACHINERY & EQUIPMENT (1.9%)
      72,400     Terex Corp.                                   4,300,560*

MANUFACTURING (2.9%)
      54,400     Briggs & Stratton                             2,110,176
      30,700     Eaton Corp.                                   2,059,663
      57,300     Ingersoll-Rand                                2,313,201^^
                                                         ---------------
                                                               6,483,040

METALS (1.9%)
      29,700     Phelps Dodge                                  4,272,939

OIL & GAS (4.8%)
     170,800     Denbury Resources                             3,890,824*
      94,900     Quicksilver Resources                         3,986,749*^^
      80,100     Southwestern Energy                           2,878,794*
                                                         ---------------
                                                              10,756,367

PHARMACEUTICAL (1.2%)
      70,600     Shire PLC ADR                                 2,738,574

REAL ESTATE (4.0%)
      52,600     Colonial Properties Trust                     2,208,148^^
      69,600     Developers Diversified Realty                 3,272,592
      57,100     iStar Financial                               2,035,615
      70,300     Trizec Properties                             1,611,276
                                                         ---------------
                                                               9,127,631

RETAIL (5.7%)
      56,400     Aeropostale, Inc.                             1,483,320*
      73,100     Foot Locker                                   1,724,429^^
     119,200     Hot Topic                                     1,698,600*^^
      49,700     Jones Apparel Group                           1,526,784
     104,900     Ross Stores                                   3,031,610^^
     146,700     TJX Cos.                                      3,407,841^^
                                                         ---------------
                                                              12,872,584

See Notes to Schedule of Investments

NUMBER OF SHARES                                          MARKET VALUE +
SEMICONDUCTORS (0.9%)
      62,300     International Rectifier                 $     1,987,370*

SOFTWARE (1.8%)
      92,300     Activision, Inc.                              1,268,202*
     140,000     Check Point Software Technologies             2,814,000*
                                                         ---------------
                                                               4,082,202

TECHNOLOGY (0.9%)
      47,300     Lexmark International Group                   2,120,459*

TELECOMMUNICATIONS (0.5%)
      37,100     Amdocs Ltd.                                   1,020,250*

TRANSPORTATION (4.1%)
      66,000     Frontline Ltd. ADR                            2,502,720^^
      69,700     General Maritime                              2,581,688^^
      41,500     Overseas Shipholding Group                    2,091,185
      50,000     Teekay Shipping                               1,995,000^^
                                                         ---------------
                                                               9,170,593

UTILITIES, ELECTRIC & GAS (1.0%)
      50,400     Edison International                          2,197,944

TOTAL COMMON STOCKS
(COST $196,427,561)                                          221,666,788
                                                         ---------------

SHORT-TERM INVESTMENTS (17.6%)
  35,452,877     Neuberger Berman Securities Lending
                  Quality Fund, LLC                           35,452,877++
   4,267,666     Neuberger Berman Prime Money Fund
                  Trust Class                                  4,267,666@
                                                         ---------------

TOTAL SHORT-TERM INVESTMENTS
(COST $39,720,543)                                            39,720,543#
                                                         ---------------

TOTAL INVESTMENTS (116.0%)
(COST $236,148,104)                                          261,387,331##
Liabilities, less cash, receivables and other
 assets [(16.0%)]                                            (36,070,108)
                                                         ---------------

TOTAL NET ASSETS (100.0%)                                $   225,317,223
                                                         ---------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS REGENCY PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Regency Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2005, the cost of investments for U.S. Federal income tax purposes was $236,589,903. Gross unrealized appreciation of investments was $31,864,202 and gross unrealized depreciation of investments was $7,066,774, resulting in net unrealized appreciation of $24,797,428, based on cost for U.S. Federal income tax purposes.

*    Non-income producing security.

^^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & F of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                           REGENCY
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                               PORTFOLIO
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & F)-SEE SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                                           $  221,666,788
     Affiliated issuers                                                                                 39,720,543
------------------------------------------------------------------------------------------------------------------
                                                                                                       261,387,331
     Dividends and interest receivable                                                                     206,480
     Receivable for securities sold                                                                        115,756
     Receivable for Fund shares sold                                                                       192,038
     Receivable for securities lending income (Note A)                                                     140,331
     Prepaid expenses and other assets                                                                          83
------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                           262,042,019
------------------------------------------------------------------------------------------------------------------
LIABILITIES
     Due to custodian                                                                                       90,624
     Payable for collateral on securities loaned (Note A)                                               35,452,877
     Payable for securities purchased                                                                      450,533
     Payable for Fund shares redeemed                                                                      389,003
     Payable to investment manager-net (Notes A & B)                                                       105,021
     Payable for securities lending fees (Note A)                                                          117,613
     Payable to administrator-net (Note B)                                                                  57,761
     Accrued expenses and other payables                                                                    61,364
------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                       36,724,796
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                                 $  225,317,223
------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
     Paid-in capital                                                                                $  185,050,624
     Undistributed net investment income (loss)                                                          1,040,234
     Accumulated net realized gains (losses) on investments                                             13,987,194
     Net unrealized appreciation (depreciation) in value of investments                                 25,239,171
     -------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                                 $  225,317,223
------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Class I                                                                                        $  220,573,474
     Class S                                                                                             4,743,749
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)
     Class I                                                                                            14,229,915
     Class S                                                                                               286,504
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Class I                                                                                        $        15.50
     Class S                                                                                                 16.56
+SECURITIES ON LOAN, AT MARKET VALUE:
     Unaffiliated issuers                                                                           $   34,239,684
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                           $  196,427,561
     Affiliated issuers                                                                                 39,720,543
TOTAL COST OF INVESTMENTS                                                                           $  236,148,104
------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS

                                                                                                           REGENCY
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                               PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income-unaffiliated issuers                                                                $    2,569,804
Interest income-unaffiliated issuers                                                                         9,800
Income from securities loaned (affiliated issuers $330,911) (Notes A & F)                                   87,332
Income from investments in affiliated issuers (Note F)                                                     228,552
Foreign taxes withheld                                                                                      (4,832)
------------------------------------------------------------------------------------------------------------------
Total income                                                                                             2,890,656
------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment management fee (Notes A & B)                                                                  1,013,474
Administration fee (Note B):
     Class I                                                                                               549,420
     Class S                                                                                                 3,385
Distribution fees (Note B):
     Class S                                                                                                 2,821
Audit fees                                                                                                  38,400
Custodian fees (Note B)                                                                                    113,968
Insurance expense                                                                                            6,590
Legal fees                                                                                                  38,919
Shareholder reports                                                                                         72,897
Shareholder servicing agent fees                                                                               176
Trustees' fees and expenses                                                                                 29,708
Miscellaneous                                                                                                3,490
------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                           1,873,248
Expenses reimbursed by administrator (Note B)                                                                 (954)
Investment management fee waived (Note A)                                                                   (5,926)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)            (17,019)
------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                       1,849,349
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                             1,041,307
------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
     Sales of investment securities of unaffiliated issuers                                             14,853,731
     Foreign currency                                                                                         (133)
     -------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
     Unaffiliated investment securities                                                                  6,805,892
     Foreign currency                                                                                          (56)
     -------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                          21,659,434
------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                     $   22,700,741
------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       REGENCY PORTFOLIO
                                                                                --------------------------------
                                                                                          YEAR              YEAR
                                                                                         ENDED             ENDED
                                                                                  DECEMBER 31,      DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                2005              2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)                                                    $    1,041,307    $      169,088
Net realized gain (loss) on investments                                             14,853,598        11,806,209
Change in net unrealized appreciation (depreciation) of investments                  6,805,836         8,698,062
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                     22,700,741        20,673,359
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):
Net investment income
     Class I                                                                          (169,457)          (27,438)
     -----------------------------------------------------------------------------------------------------------
Net realized gain on investments
     Class I                                                                       (12,491,613)               --
     -----------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                (12,661,070)          (27,438)
----------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):
Proceeds from shares sold
     Class I                                                                        71,029,331        84,655,239
     Class S                                                                         4,811,142                --
Proceeds from reinvestment of dividends and distributions
     Class I                                                                        12,661,070            27,438
Payments for shares redeemed
     Class I                                                                       (11,528,085)      (26,642,845)
     Class S                                                                          (238,465)               --
     -----------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                                76,734,993        58,039,832
----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                               86,774,664        78,685,753
NET ASSETS:
Beginning of year                                                                  138,542,559        59,856,806
----------------------------------------------------------------------------------------------------------------
End of year                                                                     $  225,317,223    $  138,542,559
----------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year                       $    1,040,234    $      168,517
----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS REGENCY PORTFOLIO

   NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Regency Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund currently offers Class I and Class S shares. Class S had no operations until April 29, 2005, other than matters relating to its organization and registration of its shares under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

   The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

   As determined on December 31, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

   The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                                              DISTRIBUTIONS PAID FROM:
            ORDINARY INCOME       LONG-TERM CAPITAL GAIN   TAX RETURN OF CAPITAL              TOTAL
                2005       2004            2005     2004     2005           2004              2005         2004
       $   4,451,514  $  27,438   $   8,209,556   $   --   $   --   $         --    $   12,661,070   $   27,438

   As of December 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

   UNDISTRIBUTED   UNDISTRIBUTED       UNREALIZED            LOSS
        ORDINARY       LONG-TERM     APPRECIATION   CARRYFORWARDS
          INCOME            GAIN   (DEPRECIATION)   AND DEFERRALS           TOTAL
   $   2,740,826   $  12,728,401   $   24,797,372   $          --   $  40,266,599

   The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Neuberger Agreement") on July 1, 2004 with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acted as the Fund's lending agent. Under the Neuberger Agreement, Neuberger guaranteed a certain amount of revenue to the Fund and received any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended December 31, 2005, Neuberger received revenue under the Neuberger Agreement of $107,955.

   Effective September 13, 2005, the Fund entered into new securities lending arrangements using a third party, eSecLending, to secure bids. Pursuant to such arrangements, eSecLending currently acts as agent for the Fund, arranging principals to guarantee a certain amount of revenue to the Fund.

   Under the Neuberger Agreement and the new securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

   Income from the lending program represents income earned on the cash collateral and the guaranteed amount, less fees and expenses associated with the loans. These amounts are reflected in the Statement of Operations under the caption "Income from securities loaned (affiliated issuers)."

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11 TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2005, management fees waived under this Arrangement amounted to $5,926 and is reflected in the Statement of Operations under the caption "Investment management fee waived." For the year ended December 31, 2005, income earned under this Arrangement amounted to $228,552 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13 OTHER: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

   NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

   The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

   The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

   The Board adopted a non-fee distribution plan for the Fund's Class I.

   For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

   Management has contractually undertaken to reimburse the Fund's Class I and Class S shares for their operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                            REIMBURSEMENT FROM
                                                            MANAGEMENT FOR THE
                                     EXPENSE                        YEAR ENDED
                               LIMITATION(1)   EXPIRATION    DECEMBER 31, 2005
   CLASS I                              1.50%    12/31/08                   --
   CLASS S                              1.25%    12/31/15   $              954

   (1) Expense limitation per annum of the respective class' average daily net assets.

   Each respective class has agreed to repay Management for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2005, there was no reimbursement to Management under these agreements. At December 31, 2005, contingent liabilities to Management under these agreements were as follows:

                                                                  EXPIRING IN:
                                                                          2008
   CLASS S                                                        $        954

   Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

   The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended December 31, 2005, the impact of this arrangement was a reduction of expenses of $16,534.

   The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2005, the impact of this arrangement was a reduction of expenses of $485.

   On June 6, 2005, Management voluntarily agreed to reimburse the Fund for all brokerage commissions from June 6, 2005 to July 20, 2005, to facilitate a restructuring of the portfolio following a change in the Fund's portfolio manager. The amount of this voluntary reimbursement was $8,007.

   NOTE C--SECURITIES TRANSACTIONS:

   During the year ended December 31, 2005, there were purchase and sale transactions (excluding short-term securities) of $214,221,315 and $147,916,702, respectively.

   During the year ended December 31, 2005, brokerage commissions on securities transactions amounted to $274,191, of which Neuberger received $43, Lehman received $44,943, and other brokers received $229,205.

   NOTE D--FUND SHARE TRANSACTIONS:

   Share activity for the period ended December 31, 2005 and for the year ended December 31, 2004 was as follows:

   FOR THE PERIOD ENDED DECEMBER 31, 2005*

                                        SHARES
                                     ISSUED ON
                                  REINVESTMENT
                                  OF DIVIDENDS
                        SHARES             AND     SHARES
                          SOLD   DISTRIBUTIONS   REDEEMED       TOTAL
   Class I           4,719,428         895,408   (752,587)  4,862,249
   Class S             301,375              --    (14,871)    286,504

   FOR THE YEAR ENDED DECEMBER 31, 2004

                                        SHARES
                                     ISSUED ON
                                  REINVESTMENT
                                  OF DIVIDENDS
                        SHARES             AND       SHARES
                          SOLD   DISTRIBUTIONS     REDEEMED       TOTAL
   Class I           6,495,897           2,128   (2,081,049)  4,416,976

   * For the year ended December 31, 2005 for Class I. For the period from April 29, 2005 (commencement of operations) to December 31, 2005 for Class S.

   NOTE E--LINE OF CREDIT:

   At December 31, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2005. During the year ended December 31, 2005, the Fund did not utilize this line of credit.

   NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                             INCOME FROM
                                                                                                             INVESTMENTS
                           BALANCE OF                                     BALANCE OF                                  IN
                               SHARES                           GROSS         SHARES                          AFFILIATED
                                 HELD             GROSS         SALES           HELD             VALUE           ISSUERS
                         DECEMBER 31,         PURCHASES           AND   DECEMBER 31,      DECEMBER 31,       INCLUDED IN
   NAME OF ISSUER                2004     AND ADDITIONS    REDUCTIONS           2005              2005      TOTAL INCOME
   Neuberger Berman
   Securities  Lending
   Quality Fund, LLC**     24,052,200       712,197,127   700,796,450     35,452,877   $    35,452,877   $       330,911

   Neuberger Berman
   Prime Money Fund
   Trust Class***           5,303,851        69,207,638    70,243,823      4,267,666         4,267,666           228,552
                                                                                       ---------------   ---------------
   TOTAL                                                                               $    39,720,543   $       559,463
                                                                                       ===============   ===============

   *   Affiliated issuers, as defined in the 1940 Act.

   ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board. Because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

   *** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

FINANCIAL HIGHLIGHTS Regency Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                                                     PERIOD FROM
                                                                                                AUGUST 22, 2001^
                                                         YEAR ENDED DECEMBER 31,                 TO DECEMBER 31,
                                            -----------------------------------------------     ----------------
CLASS I                                         2005          2004         2003        2002                 2001
NET ASSET VALUE, BEGINNING OF PERIOD        $  14.79      $  12.09     $   8.90    $   9.97     $          10.00
                                            --------      --------     --------    --------     ----------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)++                   .09           .02          .01        (.00)                 .01
NET GAINS OR LOSSES ON SECURITIES
  (BOTH REALIZED AND UNREALIZED)                1.59          2.68         3.18       (1.05)                (.04)
                                            --------      --------     --------    --------     ----------------
TOTAL FROM INVESTMENT OPERATIONS                1.68          2.70         3.19       (1.05)                (.03)
                                            --------      --------     --------    --------     ----------------
LESS DISTRIBUTIONS FROM:
NET INVESTMENT INCOME                           (.01)         (.00)          --        (.01)                  --
TAX RETURN OF CAPITAL                             --            --           --        (.01)                  --
NET CAPITAL GAINS                               (.96)           --           --          --                   --
                                            --------      --------     --------    --------     ----------------
TOTAL DISTRIBUTIONS                             (.97)         (.00)          --        (.02)                  --
                                            --------      --------     --------    --------     ----------------
NET ASSET VALUE, END OF PERIOD              $  15.50      $  14.79     $  12.09    $   8.90     $           9.97
                                            --------      --------     --------    --------     ----------------
TOTAL RETURN++                                +12.00%       +22.36%      +35.84%     -10.56%               -0.30%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)     $  220.6      $  138.5     $   59.9    $   29.1     $           23.8
RATIO OF GROSS EXPENSES TO AVERAGE
  NET ASSETS#                                   1.01%         1.04%        1.16%       1.28%                1.50%
RATIO OF NET EXPENSES TO AVERAGE
  NET ASSETS@                                   1.00%         1.02%        1.16%       1.28%                1.50%
RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS                   .56%          .19%         .07%       (.02)%                .36%
PORTFOLIO TURNOVER RATE                           83%           68%          55%         81%                  71%**

                                                                                                     PERIOD FROM
                                                                                                 APRIL 29, 2005^
                                                                                                 TO DECEMBER 31,
                                                                                                ----------------
CLASS C                                                                                                     2005
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $          14.02
                                                                                                ----------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)++                                                                               .08
NET GAINS OR LOSSES ON SECURITIES
  (BOTH REALIZED AND UNREALIZED)                                                                            2.46
                                                                                                ----------------
TOTAL FROM INVESTMENT OPERATIONS                                                                            2.54
                                                                                                ----------------
NET ASSET VALUE, END OF PERIOD                                                                  $          16.56
                                                                                                ----------------
TOTAL RETURN++                                                                                            +18.12%**

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (IN MILLIONS)                                                         $            4.7
RATIO OF GROSS EXPENSES TO AVERAGE NET
  ASSETS#                                                                                                   1.25%*
RATIO OF NET EXPENSES TO AVERAGE NET
  ASSETS@                                                                                                   1.23%*
RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                                                                                         .72%*
PORTFOLIO TURNOVER RATE                                                                                       83%**~

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS REGENCY PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

@ After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                                                PERIOD FROM
                                                         AUGUST 22, 2001 TO
                                                               DECEMBER 31,
                                                                       2001
REGENCY PORTFOLIO CLASS I                                              1.69%

                                                                PERIOD FROM
                                                          APRIL 29, 2005 TO
                                                               DECEMBER 31,
                                                                       2005
REGENCY PORTFOLIO CLASS S                                              1.32%

After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

                                                                 YEAR ENDED
                                                               DECEMBER 31,
                                                                       2002
REGENCY PORTFOLIO CLASS I                                              1.23%

After waiver of a portion of the investment management fee. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                    PERIOD ENDED
                                    DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                          2005^^         2004               2003
REGENCY PORTFOLIO CLASS I                   1.01%        1.02%              1.17%
REGENCY PORTFOLIO CLASS S                   1.24%          --                 --

^^ For the year ended December 31, 2005 for Class I. For the period from
   April 29, 2005 (commencement of operations) to December 31, 2005 for Class S.

^  The date investment operations commenced.

++ Calculated based on the average number of shares outstanding during each fiscal period.

~ Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2005.

*  Annualized.

** Not annualized.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and Shareholders of Regency Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Regency Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Regency Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                   /s/ Ernst & Young LLP


Boston, Massachusetts
February 10, 2006

TRUSTEES AND OFFICERS

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling
(800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                POSITION AND                                        FUND COMPLEX
                               LENGTH OF TIME                                       OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)       SERVED (2)         PRINCIPAL OCCUPATION(S) (3)   FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon (75)            Trustee since 2000    Consultant. Formerly,                  48         Independent Trustee or
                                                  Chairman, CDC Investment                          Director of three series of
                                                  Advisers (registered                              Oppenheimer Funds: Limited
                                                  investment adviser), 1993 to                      Term New York Municipal Fund,
                                                  January 1999; formerly,                           Rochester Fund Municipals, and
                                                  President and Chief Executive                     Oppenheimer Convertible
                                                  Officer, AMA Investment                           Securities Fund, since 1992.
                                                  Advisors, an affiliate of the
                                                  American Medical Association.

Faith Colish (70)           Trustee since 1984    Counsel, Carter Ledyard &              48         Director, American Bar
                                                  Milburn LLP (law firm) since                      Retirement Association (ABRA)
                                                  October 2002; formerly,                           since 1997 (not-for-profit
                                                  Attorney-at-Law and President,                    membership association).
                                                  Faith Colish, A Professional
                                                  Corporation, 1980 to 2002.

C. Anne Harvey (68)         Trustee since 1998    Consultant, C.A. Harvey                48         President, Board of Associates
                                                  Associates since June 2001;                       to The National Rehabilitation
                                                  formerly, Director, AARP, 1978                    Hospital's Board of Directors
                                                  to December 2001.                                 since 2002; formerly, Member,
                                                                                                    Individual Investors Advisory
                                                                                                    Committee to the New York
                                                                                                    Stock Exchange Board of
                                                                                                    Directors, 1998 to June 2002;
                                                                                                    formerly, Member, American
                                                                                                    Savings Education Council's
                                                                                                    Policy Board (ASEC), 1998 to
                                                                                                    2000; formerly, Member,
                                                                                                    Executive Committee, Crime
                                                                                                    Prevention Coalition of
                                                                                                    America, 1997 to 2000.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                POSITION AND                                        FUND COMPLEX
                               LENGTH OF TIME                                       OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)       SERVED (2)         PRINCIPAL OCCUPATION(S) (3)   FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Barry Hirsch (72)           Trustee since 2000    Attorney-at-Law; formerly,             48         None.
                                                  Senior Counsel, Loews
                                                  Corporation (diversified
                                                  financial corporation), May
                                                  2002 to April 2003; formerly,
                                                  Senior Vice President,
                                                  Secretary and General Counsel,
                                                  Loews Corporation.

Robert A. Kavesh (78)       Trustee since 2000    Marcus Nadler Professor                48         Director, The Caring Community
                                                  Emeritus of Finance and                           (not-for-profit); formerly,
                                                  Economics, New York University                    Director, DEL Laboratories,
                                                  Stern School of Business;                         Inc. (cosmetics and
                                                  formerly, Executive                               pharmaceuticals), 1978 to
                                                  Secretary-Treasurer, American                     2004; formerly, Director,
                                                  Finance Association, 1961 to                      Apple Bank for Savings, 1979
                                                  1979.                                             to 1990; formerly, Director,
                                                                                                    Western Pacific Industries,
                                                                                                    Inc., 1972 to 1986 (public
                                                                                                    company).

Howard A. Mileaf (69)       Trustee since 1999    Retired; formerly, Vice                48         Director, WHX Corporation
                                                  President and Special Counsel,                    (holding company) since August
                                                  WHX Corporation (holding                          2002; Director, Webfinancial
                                                  company), 1993 to 2001.                           Corporation (holding company)
                                                                                                    since December 2002; Director,
                                                                                                    State Theatre of New Jersey
                                                                                                    (not-for-profit theater) since
                                                                                                    2000; formerly, Director,
                                                                                                    Kevlin Corporation
                                                                                                    (manufacturer of microwave and
                                                                                                    other products).

Edward I. O'Brien (77)      Trustee since 2000    Formerly, Member, Investment           48         Director, Legg Mason, Inc.
                                                  Policy Committee, Edward                          (financial services holding
                                                  Jones, 1993 to 2001;                              company) since 1993; formerly,
                                                  President, Securities Industry                    Director, Boston Financial
                                                  Association ("SIA")                               Group (real estate and tax
                                                  (securities industry's                            shelters), 1993 to 1999.
                                                  representative in government
                                                  relations and regulatory
                                                  matters at the federal and
                                                  state levels), 1974 to 1992;
                                                  Adviser to SIA, November 1992
                                                  to November 1993.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                POSITION AND                                        FUND COMPLEX
                               LENGTH OF TIME                                       OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)       SERVED (2)         PRINCIPAL OCCUPATION(S) (3)   FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
William E. Rulon (73)       Trustee since 2000    Retired; formerly, Senior Vice         48         Director, Pro-Kids Golf and
                                                  President, Foodmaker, Inc.                        Learning Academy (teach golf
                                                  (operator and franchiser of                       and computer usage to "at
                                                  restaurants) until January                        risk" children) since 1998;
                                                  1997.                                             formerly, Director, Prandium,
                                                                                                    Inc. (restaurants), March 2001
                                                                                                    to July 2002.

Cornelius T. Ryan (74)      Trustee since 2000    Founding General Partner,              48         Director, Capital Cash
                                                  Oxford Partners and Oxford                        Management Trust (money market
                                                  Bioscience Partners (venture                      fund), Naragansett Insured
                                                  capital partnerships) and                         Tax-Free Income Fund, Rocky
                                                  President, Oxford Venture                         Mountain Equity Fund, Prime
                                                  Corporation.                                      Cash Fund, several private
                                                                                                    companies and QuadraMed
                                                                                                    Corporation (NASDAQ).

Tom D. Seip (56)            Trustee since 2000;   General Partner, Seip                  48         Director, H&R Block, Inc.
                            Lead Independent      Investments LP (a private                         (financial services company)
                            Trustee beginning     investment partnership);                          since May 2001; Director,
                            2006                  formerly, President and CEO,                      Forward Management, Inc.
                                                  Westaff, Inc. (temporary                          (asset management company)
                                                  staffing), May 2001 to January                    since 2001; formerly,
                                                  2002; formerly, Senior                            Director, General Magic (voice
                                                  Executive at the Charles                          recognition software), 2001 to
                                                  Schwab Corporation, 1983 to                       2002; formerly, Director,
                                                  1999, including Chief                             E-Finance Corporation (credit
                                                  Executive Officer, Charles                        decisioning services), 1999 to
                                                  Schwab Investment Management,                     2003; formerly, Director,
                                                  Inc. and Trustee, Schwab                          Save-Daily.com (micro
                                                  Family of Funds and Schwab                        investing services), 1999 to
                                                  Investments, 1997 to 1998, and                    2003; formerly, Director,
                                                  Executive Vice                                    Offroad Capital Inc. (private
                                                  President-Retail Brokerage,                       internet commerce company),
                                                  Charles Schwab Investment                         1999 to 2002.
                                                  Management,1994 to 1997.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                POSITION AND                                        FUND COMPLEX
                               LENGTH OF TIME                                       OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)       SERVED (2)         PRINCIPAL OCCUPATION(S) (3)   FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight (58)    Trustee since 1999    Private investor and                   48         Director, The Proformance
                                                  consultant specializing in the                    Insurance Company (personal
                                                  insurance industry; formerly,                     lines property and casualty
                                                  Advisory Director, Securitas                      insurance company) since March
                                                  Capital LLC (a global private                     2004; Director, Providence
                                                  equity investment firm                            Washington (property and
                                                  dedicated to making                               casualty insurance company)
                                                  investments in the insurance                      since December 1998; Director,
                                                  sector), 1998 to December                         Summit Global Partners
                                                  2002.                                             (insurance brokerage firm)
                                                                                                    since October 2000.

Peter P. Trapp (61)         Trustee since 1984    Regional Manager for Atlanta           48         None.
                                                  Region, Ford Motor Credit
                                                  Company since August 1997;
                                                  formerly, President, Ford Life
                                                  Insurance Company, April 1995
                                                  to August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (65)        President and         Executive Vice President and           48         Director, Dale Carnegie and
                            Trustee since 2002    Chief Investment Officer,                         Associates, Inc. (private
                                                  Neuberger Berman Inc. (holding                    company) since 1998; Director,
                                                  company) since 2002 and 2003,                     Emagin Corp. (public company)
                                                  respectively; Managing                            since 1997; Director,
                                                  Director and Chief Investment                     Solbright, Inc. (private
                                                  Officer, Neuberger Berman                         company) since 1998; Director,
                                                  since December 2005 and 2003,                     Infogate, Inc. (private
                                                  respectively; formerly,                           company) since 1997; Director,
                                                  Executive Vice President,                         Broadway Television Network
                                                  Neuberger Berman, December                        (private company) since 2000.
                                                  2002 to 2005; Director and
                                                  Chairman, NB Management since
                                                  December 2002; formerly,
                                                  Executive Vice President,
                                                  Citigroup Investments, Inc.,
                                                  September 1995 to February
                                                  2002; formerly, Executive Vice
                                                  President, Citigroup Inc.,
                                                  September 1995 to February
                                                  2002.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                POSITION AND                                        FUND COMPLEX
                               LENGTH OF TIME                                       OVERSEEN BY     OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)       SERVED (2)         PRINCIPAL OCCUPATION(S) (3)   FUND TRUSTEE (4)    FUND COMPLEX BY FUND TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (46)      Chairman of the       Executive Vice President,              48         Director and Vice President,
                            Board, Chief          Neuberger Berman Inc. (holding                    Neuberger & Berman Agency,
                            Executive Officer     company) since 1999; Head of                      Inc. since 2000; formerly,
                            and Trustee since     Neuberger Berman Inc.'s Mutual                    Director, Neuberger Berman
                            2000; President and   Funds Business (since 1999)                       Inc. (holding company),
                            Chief Executive       and Institutional Business                        October 1999 to March 2003;
                            Officer, 1999 to      (1999 to October 2005);                           Trustee, Frost Valley YMCA.
                            2000                  responsible for Managed
                                                  Accounts Business and
                                                  intermediary distribution
                                                  since October 2005; President
                                                  and Director, NB Management
                                                  since 1999; Managing Director,
                                                  Neuberger Berman since 2005;
                                                  formerly, Executive Vice
                                                  President, Neuberger Berman,
                                                  1999 to December 2005;
                                                  formerly, Principal, Neuberger
                                                  Berman, 1997 to 1999;
                                                  formerly, Senior Vice
                                                  President, NB Management, 1996
                                                  to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                     POSITION AND
NAME, AGE, AND ADDRESS (1)    LENGTH OF TIME SERVED (2)          PRINCIPAL OCCUPATION(S) (3)
------------------------------------------------------------------------------------------------
Andrew B. Allard (44)       Anti-Money Laundering            Senior Vice President, Neuberger
                            Compliance Officer since 2002    Berman since 2006; Deputy General
                                                             Counsel, Neuberger Berman since
                                                             2004; formerly, Vice President,
                                                             Neuberger Berman, 2000 to 2006;
                                                             formerly, Associate General
                                                             Counsel, Neuberger Berman, 1999 to
                                                             2004; formerly, Associate General
                                                             Counsel, NB Management, 1994 to
                                                             1999; Anti-Money Laundering
                                                             Compliance Officer, fifteen
                                                             registered investment companies
                                                             for which NB Management acts as
                                                             investment manager and
                                                             administrator (seven since 2002,
                                                             three since 2003, four since 2004
                                                             and one since 2005).

Michael J. Bradler (36)     Assistant Treasurer since 2005   Vice President, Neuberger Berman
                                                             since 2006; Employee, NB Management
                                                             since 1997; Assistant Treasurer,
                                                             fifteen registered investment
                                                             companies for which NB Management
                                                             acts as investment manager and
                                                             administrator (fifteen since 2005).

Claudia A. Brandon (49)     Secretary since 1985             Vice President-Mutual Fund Board
                                                             Relations, NB Management since 2000
                                                             and Assistant Secretary since 2004;
                                                             Vice President, Neuberger Berman
                                                             since 2002 and Employee since 1999;
                                                             formerly, Vice President, NB
                                                             Management, 1986 to 1999;
                                                             Secretary, fifteen registered
                                                             investment companies for which NB
                                                             Management acts as investment
                                                             manager and administrator (three
                                                             since 2000, four since 2002, three
                                                             since 2003, four since 2004 and one
                                                             since 2005).

Robert Conti (49)           Vice President since 2000        Senior Vice President, Neuberger
                                                             Berman since 2003; formerly, Vice
                                                             President, Neuberger Berman, 1999
                                                             to 2003; Senior Vice President, NB
                                                             Management since 2000; formerly,
                                                             Controller, NB Management, 1994 to
                                                             1996; formerly, Treasurer, NB
                                                             Management, 1996 to 1999; Vice
                                                             President, fifteen registered
                                                             investment companies for which NB
                                                             Management acts as investment
                                                             manager and administrator (three
                                                             since 2000, four since 2002, three
                                                             since 2003, four since 2004 and one
                                                             since 2005).

                                     POSITION AND
NAME, AGE, AND ADDRESS (1)    LENGTH OF TIME SERVED (2)          PRINCIPAL OCCUPATION(S) (3)
------------------------------------------------------------------------------------------------
Brian J. Gaffney (52)       Vice President since 2000        Managing Director, Neuberger Berman
                                                             since 1999; Senior Vice President,
                                                             NB Management since 2000; formerly,
                                                             Vice President, NB Management, 1997
                                                             to 1999; Vice President, fifteen
                                                             registered investment companies for
                                                             which NB Management acts as
                                                             investment manager and
                                                             administrator (three since 2000,
                                                             four since 2002, three since 2003,
                                                             four since 2004 and one since
                                                             2005).

Maxine L. Gerson (55)       Chief Legal Officer since 2005   Senior Vice President, Neuberger
                            (only for purposes of sections   Berman since 2002; Deputy General
                            307 and 406 of the               Counsel and Assistant Secretary,
                            Sarbanes-Oxley Act of 2002)      Neuberger Berman since 2001;
                                                             formerly, Vice President, Neuberger
                                                             Berman, 2001 to 2002; formerly,
                                                             Associate General Counsel,
                                                             Neuberger Berman, 2001; formerly,
                                                             Counsel, Neuberger Berman, 2000;
                                                             Secretary and General Counsel, NB
                                                             Management since 2004.

Sheila R. James (40)        Assistant Secretary since 2002   Employee, Neuberger Berman since
                                                             1999; formerly, Employee, NB
                                                             Management, 1991 to 1999; Assistant
                                                             Secretary, fifteen registered
                                                             investment companies for which NB
                                                             Management acts as investment
                                                             manager and administrator (seven
                                                             since 2002, three since 2003, four
                                                             since 2004 and one since 2005).

Kevin Lyons (50)            Assistant Secretary since 2003   Employee, Neuberger Berman since
                                                             1999; formerly, Employee, NB
                                                             Management, 1993 to 1999; Assistant
                                                             Secretary, fifteen registered
                                                             investment companies for which NB
                                                             Management acts as investment
                                                             manager and administrator (ten
                                                             since 2003, four since 2004 and one
                                                             since 2005).

John M. McGovern (36)       Treasurer and Principal          Vice President, Neuberger Berman
                            Financial and Accounting         since 2004; Employee, NB Management
                            Officer since 2005; prior        since 1993; Treasurer and Principal
                            thereto, Assistant               Financial and Accounting Officer,
                            Treasurer since 2002             fifteen registered investment
                                                             companies for which NB Management
                                                             acts as investment manager and
                                                             administrator (fifteen since 2005);
                                                             formerly, Assistant Treasurer,
                                                             fifteen registered investment
                                                             companies for which NB Management
                                                             acts as investment manager and
                                                             administrator, 2002 to 2005.

                                     POSITION AND
NAME, AGE, AND ADDRESS (1)    LENGTH OF TIME SERVED (2)         PRINCIPAL OCCUPATION(S) (3)
------------------------------------------------------------------------------------------------
Frank Rosato (35)           Assistant Treasurer since 2005   Vice President, Neuberger Berman
                                                             since 2006; Employee, NB Management
                                                             since 1995; Assistant Treasurer,
                                                             fifteen registered investment
                                                             companies for which NB Management
                                                             acts as investment manager and
                                                             administrator (fifteen since 2005).

Frederic B. Soule (59)      Vice President since 2000        Senior Vice President, Neuberger
                                                             Berman since 2003; formerly, Vice
                                                             President, Neuberger Berman, 1999
                                                             to 2003; formerly, Vice President,
                                                             NB Management, 1995 to 1999; Vice
                                                             President, fifteen registered
                                                             investment companies for which NB
                                                             Management acts as investment
                                                             manager and administrator (three
                                                             since 2000, four since 2002, three
                                                             since 2003, four since 2004 and one
                                                             since 2005).

Chamaine Williams (35)      Chief Compliance Officer since   Vice President, Lehman Brothers
                            2005                             Inc. since 2003; Chief Compliance
                                                             Officer, fifteen registered
                                                             investment companies for which NB
                                                             Management acts as investment
                                                             manager and administrator (fifteen
                                                             since 2005); Chief Compliance
                                                             Officer, Lehman Brothers Asset
                                                             Management Inc. since 2003; Chief
                                                             Compliance Officer, Lehman Brothers
                                                             Alternative Investment Management
                                                             LLC since 2003; formerly, Vice
                                                             President, UBS Global Asset
                                                             Management (US) Inc. (formerly,
                                                             Mitchell Hutchins Asset Management,
                                                             a wholly-owned subsidiary of
                                                             PaineWebber Inc.), 1997-2003.

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 21, 2005, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Regency Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services to be provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered, with respect to the Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated a report from Management and Neuberger that addressed specific factors designed to inform the Board's consideration of these and other issues. The Board also retained an independent consultant to provide additional data.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio manager. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman provide, and has reviewed studies by independent firms engaged to review and evaluate the quality of brokerage execution received by the Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio manager.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board received a detailed report from an independent consultant that compares the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered the range and average of the management fees and expense ratios of the peer group. The Board noted that the Fund's actual management fee was higher than the peer group median for one class of the Fund. The Board considered whether specific portfolio management or administration needs contributed to the higher fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group median. In addition, the Board considered the contractual limit on Fund expenses undertaken by Management for each class of the Fund.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management with similar investment objectives, policies and strategies as the Fund. The Board compared the fees charged to comparable sub-advised funds and a comparable separate account to the fees charged to the Fund at various asset levels. The Board considered the appropriateness and reasonableness of the differences between the fees charged between the Fund and the comparable sub-advised funds and separate account and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent expert review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Fund was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

ANNUAL REPORT
DECEMBER 31, 2005

NEUBERGER BERMAN
ADVISERS
MANAGEMENT
TRUST

SOCIALLY
RESPONSIVE
PORTFOLIO(R)


B1017 02/06

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2005

SOCIALLY RESPONSIVE PORTFOLIO MANAGERS' COMMENTARY

Despite better-than-expected Gross Domestic Product (GDP) growth and impressive corporate earnings gains, equity returns in 2005 were relatively modest, as investors worried that expensive energy and rising short-term interest rates could hurt the economy and restrain future earnings growth. Market performance was relatively narrow, as only a few sectors and industry groups -- most notably Energy and interest-rate-sensitive businesses such as Homebuilding and Utilities -- were responsible for the lion's share of stock returns.

We are pleased to report that the Neuberger Berman Advisers Management Trust
(AMT) Socially Responsive Portfolio posted a respectable return in this uninspiring market, outperforming the S&P 500 and modestly trailing the Russell 1000 Value Index despite being underweighted in the stock market's hottest sectors. Stock selection was responsible for the Portfolio's superior relative returns, as our holdings outperformed benchmark components in seven of ten market sectors.

Although the Portfolio was underweighted in Energy, investments in the sector delivered favorable relative returns. Exploration and production company Newfield Exploration was the only Energy company on our top-ten performance list, but all of the Portfolio's Energy holdings posted solid gains. The Portfolio was equal-weighted in Health Care, but holdings more than tripled the return of S&P 500 Health Care components. Long time industry favorite UnitedHealth Group once again led the way, with Millipore also posting a strong gain. The Portfolio was neutral-weighted in Financials, but the strong performance of stocks such as Goldman Sachs, State Street Corp. and AMB Property Corp. enhanced relative returns. Industrial sector holdings, most notably Canadian National Railway, also contributed to relative performance.

In aggregate, the Portfolio's Information Technology investments posted a modest loss in 2005. We had winners such as Texas Instruments and National Instruments, which were among our best performers, and losers such as Dell, Teradyne and Altera, which were among our biggest disappointments. After suffering large losses following the bursting of the Internet bubble in 2000, investors remain skittish about technology stocks. When things go right for a tech company, it generates a great deal of excitement. However, at the first hint of any trouble, many investors rush to the exits. As long-term investors, we don't operate that way and are often on the other side of the "momentum" players. If we are confident a company is well positioned to benefit from secular as well as cyclical trends, we will be patient holders and use stock market volatility to add to an existing position or to introduce a new company to the Portfolio. With this in mind, in 2005 we were comfortable holding "best of breed" tech companies such as Dell, Teradyne and Altera, as our research suggested that longer-term fundamentals for their businesses remained favorable.

Our Consumer Discretionary investments outperformed benchmark sector components, but in aggregate posted a modest decline for the year. The Portfolio benefited from owning two of the best performing stocks in the troubled auto business, Toyota Motor Corp. and BorgWarner, Inc. Gains in these stocks helped offset losses in media holdings such as Liberty Media and Comcast Corp. Finally, the Portfolio's substantial underweighting in Utilities, the stock market's second best performing sector, penalized relative returns.

Looking ahead, despite concern that we may see more inflation than is currently anticipated or experience a geopolitical event that would destabilize the global economy, we feel relatively positive about the prospects for stocks. We think that the economy will continue to expand and that corporate earnings will continue to grow at a decent pace. With stock price gains significantly lagging earnings growth over the last two years, in general, equity valuations are more attractive. Also, because most sectors have moved sideways over the past year, we are finding what we believe to be excellent value-oriented opportunities in a wide range of industry groups. This makes it easier for us to buy the very best socially responsive companies in their respective industries at opportunistic prices.

Sincerely,

                    /s/ Arthur Moretti       /s/ Ingrid S. Dyott

                                 ARTHUR MORETTI
                                       AND
                                  INGRID DYOTT
                              PORTFOLIO CO-MANAGERS

AVERAGE ANNUAL TOTAL RETURN(1)

                   SOCIALLY RESPONSIVE                   RUSSELL 1000(R)
                             PORTFOLIO       S&P 500(2)         VALUE(2)
1 YEAR                            6.86%            4.91%           7.05%
5 YEAR                            5.98%            0.54%           5.28%
LIFE OF FUND                      6.26%            1.85%           6.20%

INCEPTION DATE              02/18/1999

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS ARE SHOWN ON A "TOTAL RETURN" BASIS AND INCLUDE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT www.nb.com/performance.

[CHART]

COMPARISON OF A $10,000 INVESTMENT

                              VALUE OF AS 12/31/05

                SOCIALLY RESPONSIVE
                    PORTFOLIO          S&P 500        RUSSELL 1000(R) VALUE
2/18/1999          $   10,000        $   10,000            $   10,000
12/31/1999         $   11,540        $   12,146            $   10,925
12/31/2000         $   11,355        $   11,041            $   11,691
12/31/2001         $   10,948        $    9,729            $   11,038
12/31/2002         $    9,333        $    7,580            $    9,324
12/31/2003         $   12,543        $    9,753            $   12,124
12/31/2004         $   14,208        $   10,813            $   14,124
12/31/2005         $   15,183        $   11,344            $   15,121

The chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please see Endnotes for additional information.

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)

Automotive                                                              5.2%
Banking & Financial                                                     4.0
Business Services                                                       2.9
Cable Systems                                                           6.4
Consumer Staples                                                        2.5
Energy                                                                  1.6
Financial Services                                                      7.1
Health Products & Services                                              5.6
Industrial                                                              4.3
Insurance                                                               6.0
Media                                                                   5.6
Oil & Gas                                                               3.9
Pharmaceutical                                                          9.1
Real Estate                                                             1.5
Technology                                                              6.5
Technology-Semiconductor                                                8.7
Technology-Semiconductor Capital Equipment                              2.9
Telecommunications                                                      3.8
Transportation                                                          3.4
Utilities                                                               4.0
Repurchase Agreements                                                   5.3
Liabilities, less cash, receivables and other assets                   (0.3)

ENDNOTES

(1). 6.86%, 5.98% and 6.26% were the average annual total returns for the 1-year, 5-year and since inception (02/18/99) periods ended December 31, 2005. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Portfolio.

(2). The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest directly in many securities not included in the above-described indices.

     The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

     The composition, industries and holdings of the Portfolio are subject to change.

     Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

     (C) 2006 Neuberger Berman Management Inc., distributor. All rights reserved.

INFORMATION ABOUT YOUR FUND'S EXPENSES

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table illustrates the fund's costs in two ways:

                  ACTUAL EXPENSES AND PERFORMANCE:  The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:  The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

EXPENSE INFORMATION AS OF 12/31/05 (UNAUDITED)

    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO

                        BEGINNING          ENDING       EXPENSES PAID
        ACTUAL      ACCOUNT VALUE   ACCOUNT VALUE  DURING THE PERIOD*
        CLASS I      $      1,000    $   1,091.20        $       6.80

        HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**

        CLASS I      $      1,000    $   1,018.70        $       6.56

 * Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

SCHEDULE OF INVESTMENTS SOCIALLY RESPONSIVE PORTFOLIO

NUMBER OF SHARES                                                               MARKET VALUE+
COMMON STOCKS (95.0%)

AUTOMOTIVE (5.2%)
     19,525                    BorgWarner, Inc.                            $      1,183,801
     13,825                    Toyota Motor Corp. ADR                             1,446,372
                                                                           ----------------
                                                                                  2,630,173
BANKING & FINANCIAL (4.0%)
     36,500                    State Street                                       2,023,560

BUSINESS SERVICES (2.9%)
     31,610                    Manpower, Inc.                                     1,469,865

CABLE SYSTEMS (6.4%)
     48,125                    Comcast Corp. Class A Special                      1,236,331*
     60,066                    Liberty Global Class A                             1,351,485*
     29,866                    Liberty Global Class C                               633,159*
                                                                           ----------------
                                                                                  3,220,975
CONSUMER STAPLES (2.5%)
     25,900                    Costco Wholesale                                   1,281,273

ENERGY (1.6%)
     12,235                    BP PLC ADR                                           785,732

FINANCIAL SERVICES (7.1%)
     31,985                    Citigroup, Inc.                                    1,552,232
     15,975                    Freddie Mac                                        1,043,966
      7,800                    Goldman Sachs                                        996,138
                                                                           ----------------
                                                                                  3,592,336

HEALTH PRODUCTS & SERVICES (5.6%)
     29,125                    Quest Diagnostics                                  1,499,355
     21,165                    UnitedHealth Group                                 1,315,193
                                                                           ----------------
                                                                                  2,814,548

INDUSTRIAL (4.3%)
     38,925                    Danaher Corp.                                      2,171,236

INSURANCE (6.0%)
      8,025                    Progressive Corp.                                    937,160
     56,325                    Willis Group Holdings                              2,080,645
                                                                           ----------------
                                                                                  3,017,805
MEDIA (5.6%)
     62,055                    Discovery Holding                                    940,133*
      9,950                    E.W. Scripps                                         477,799
    178,675                    Liberty Media                                      1,406,173*
                                                                           ----------------
                                                                                  2,824,105
OIL & GAS (3.9%)
     14,825                    Cimarex Energy                                       637,623*
     26,780                    Newfield Exploration                               1,340,875*
                                                                           ----------------
                                                                                  1,978,498

PHARMACEUTICAL (9.1%)
     14,400                    Millipore Corp.                                      950,976*
     31,375                    Novartis AG ADR                                    1,646,560
     35,675                    Novo Nordisk A/S Class B                           2,007,682
                                                                           ----------------
                                                                                  4,605,218

REAL ESTATE (1.5%)
     15,000                    AMB Property                                $        737,550

TECHNOLOGY (6.5%)
     49,000                    Dell, Inc.                                         1,469,510*
     55,987                    National Instruments                               1,794,383
                                                                           ----------------
                                                                                  3,263,893

TECHNOLOGY--SEMICONDUCTOR (8.7%)
    119,500                    Altera Corp.                                       2,214,335*
     67,575                    Texas Instruments                                  2,167,130
                                                                           ----------------
                                                                                  4,381,465

TECHNOLOGY--SEMICONDUCTOR
  CAPITAL EQUIPMENT (2.9%)
    102,175                    Teradyne, Inc.                                     1,488,690*

TELECOMMUNICATIONS (3.8%)
     88,550                    Vodafone Group ADR                                 1,901,168

TRANSPORTATION (3.4%)
     21,587                    Canadian National Railway                          1,726,744

UTILITIES (4.0%)
     94,400                    National Grid                                        922,338
     23,009                    National Grid ADR                                  1,120,308
                                                                           ----------------
                                                                                  2,042,646
TOTAL COMMON STOCKS
(COST $43,428,019)                                                               47,957,480
                                                                           ----------------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENTS (5.3%)

$ 2,655,000                    State Street Bank and Trust Co.,
                                Repurchase Agreement, 3.20%, due
                                1/3/06, dated 12/30/05, Maturity Value
                                $2,655,944, Collateralized by
                                $2,670,000 Fannie Mae, 5.00%, due
                                1/15/07 (Collateral Value $2,737,444)
                                (COST $2,655,000)                                 2,655,000#
                                                                           ----------------
TOTAL INVESTMENTS (100.3%)
 (COST $46,083,019)                                                              50,612,480##
Liabilities, less cash,
 receivables and other
 assets [(0.3%)]                                                                   (136,683)
                                                                           ----------------
TOTAL NET ASSETS (100.0%)                                                  $     50,475,797
                                                                           ----------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS SOCIALLY RESPONSIVE PORTFOLIO

+ Investments in equity securities by Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asking prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#   At cost, which approximates market value.

## At December 31, 2005, the cost of investments for U.S. Federal income tax purposes was $46,220,072. Gross unrealized appreciation of investments was $5,126,675 and gross unrealized depreciation of investments was $734,267, resulting in net unrealized appreciation of $4,392,408, based on cost for U.S. Federal income tax purposes.

*   Non-income producing security.


See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                SOCIALLY
                                                                                                              RESPONSIVE
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                                     PORTFOLIO
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE* (NOTE A)--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                                                   $   50,612,480
   Cash                                                                                                            4,037
   Foreign currency                                                                                                  446
   Dividends and interest receivable                                                                              82,704
   Receivable for securities sold                                                                                 76,276
   Receivable for Fund shares sold                                                                               778,002
------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                  51,553,945
------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for securities purchased                                                                              998,493
   Payable for Fund shares redeemed                                                                                1,135
   Payable to investment manager (Note B)                                                                         21,766
   Payable to administrator--net (Note B)                                                                          5,781
   Accrued expenses and other payables                                                                            50,973
------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                              1,078,148
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                                       $   50,475,797
------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                        $   44,783,986
   Undistributed net investment income (loss)                                                                    160,127
   Accumulated net realized gains (losses) on investments                                                      1,002,351
   Net unrealized appreciation (depreciation) in value of investments                                          4,529,333
   ---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                                                                       $   50,475,797
------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.001 PAR VALUE; UNLIMITED SHARES AUTHORIZED)                                              3,385,203
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                                                  $        14.91
------------------------------------------------------------------------------------------------------------------------
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                                                   $   46,083,019
TOTAL COST OF FOREIGN CURRENCY                                                                            $          446
------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF OPERATIONS

                                                                                                                SOCIALLY
                                                                                                              RESPONSIVE
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                                                     PORTFOLIO
INVESTMENT INCOME
INCOME (NOTE A):

Dividend income--unaffiliated issuers                                                                     $      521,458
Interest income--unaffiliated issuers                                                                             49,439
Income from securities loaned--affiliated issuers (Note F)                                                         1,792
Foreign taxes withheld                                                                                           (11,137)
------------------------------------------------------------------------------------------------------------------------
Total income                                                                                                     561,552
------------------------------------------------------------------------------------------------------------------------
EXPENSES:

Investment management fee (Note B)                                                                               169,605
Administration fee (Note B)                                                                                       92,511
Audit fees                                                                                                        38,368
Custodian fees (Note B)                                                                                           53,430
Insurance expense                                                                                                    983
Legal fees                                                                                                         6,588
Shareholder reports                                                                                               21,520
Shareholder servicing agent fees                                                                                     257
Trustees' fees and expenses                                                                                       29,557
Miscellaneous                                                                                                      1,422
------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                   414,241
Expenses reimbursed by administrator (Note B)                                                                    (12,100)
Expenses reduced by custodian fee expense offset and commission
 recapture arrangements (Note B)                                                                                  (4,022)
------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                               398,119
------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                                     163,433
------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                                                      1,043,367
   Foreign currency                                                                                               (3,306)
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                                                          1,290,176
   Foreign currency                                                                                                 (119)
   ---------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                                 2,330,118
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                           $    2,493,551
------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                           SOCIALLY RESPONSIVE PORTFOLIO
                                                                         ---------------------------------
                                                                                 YEAR                 YEAR
                                                                                ENDED                ENDED
                                                                         DECEMBER 31,         DECEMBER 31,
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST                                       2005                 2004
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:

Net investment income (loss)                                             $    163,433         $     (3,584)
Net realized gain (loss) on investments                                     1,040,061              237,052
Change in net unrealized appreciation (depreciation) of investments         1,290,057            1,747,426
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets  resulting from operations            2,493,551            1,980,894
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE A):

Net realized gain on investments                                              (93,682)                  --
----------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                           (93,682)                  --
----------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (NOTE D):

Proceeds from shares sold                                                  34,817,259           14,077,820
Proceeds from reinvestment of dividends and distributions                      93,682                   --
Payments for shares redeemed                                               (8,558,708)          (2,077,105)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) from Fund share transactions                       26,352,233           12,000,715
----------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                                      28,752,102           13,981,609

NET ASSETS:
Beginning of year                                                          21,723,695            7,742,086
----------------------------------------------------------------------------------------------------------
End of year                                                              $ 50,475,797         $ 21,723,695
----------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of year                $    160,127         $         --
----------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS SOCIALLY RESPONSIVE PORTFOLIO

    NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Socially Responsive Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of twelve separate operating series (each a "Series," collectively, the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

    The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 INCOME TAX INFORMATION: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to shareholders. Therefore, no Federal income or excise tax provision is required.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on December 31, 2005, permanent differences resulting primarily from different book and tax accounting for distributions from real estate investment trusts, net operating losses and foreign currency gains and losses, were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of the Fund.

    The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

    DISTRIBUTIONS PAID FROM:

               ORDINARY INCOME                     LONG-TERM CAPITAL GAIN                      TOTAL
          2005                  2004             2005                 2004             2005             2004
          $ --                  $ --        $  93,682                 $ --        $  93,682             $ --

    As of December 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                             UNDISTRIBUTED       UNREALIZED             LOSS
            UNDISTRIBUTED        LONG-TERM     APPRECIATION    CARRYFORWARDS
          ORDINARY INCOME             GAIN   (DEPRECIATION)    AND DEFERRALS          TOTAL
               $  200,953     $  1,098,578     $  4,392,280          $    --   $  5,691,811

    The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and return of capital distributions from real estate investment trusts.

6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the Funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Neuberger Agreement") on July 1, 2004 with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acted as the Fund's lending agent. Under the Neuberger Agreement, Neuberger guaranteed a certain amount of revenue to the Fund and received any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended December 31, 2005, Neuberger received revenue under the Neuberger Agreement of $2,974.

    Effective October 4, 2005, eSecLending acts as agent for the Fund.

    Under the Neuberger Agreement and the new securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

    Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption "Income from securities loaned-affiliated issuers." At December 31, 2005, the Fund had no securities out on loan.

10 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11 INDEMNIFICATIONS: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

    NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES:

    Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

    The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

    The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

    The Board adopted a non-fee distribution plan for the Fund.

    Management has contractually undertaken through December 31, 2008 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.50% per annum of the Fund's average daily net assets (the "Expense Limitation"). Moreover, Management has voluntarily committed to reimburse certain expenses, as stated above, for an additional 0.20% per annum of the Fund's average daily net assets to maintain the Fund's Operating Expenses at 1.30%. Management may, at its sole discretion, terminate this additional voluntary reimbursement commitment without notice. For the year ended December 31, 2005, such excess expenses amounted to $12,100. The Fund has agreed to repay Management through December 31, 2011 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the year ended December 31, 2005, there was no reimbursement to Management under this agreement. At December 31, 2005, contingent liabilities to Management under this agreement were as follows:

                           EXPIRING IN:
                                   2006           2007        2008         TOTAL
                              $  57,506      $  54,057        $ --    $  111,563

    Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

    The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended December 31, 2005, the impact of this arrangement was a reduction of expenses of $3,440.

    The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2005, the impact of this arrangement was a reduction of expenses of $582.

    NOTE C--SECURITIES TRANSACTIONS:

    During the year ended December 31, 2005, there were purchase and sale transactions (excluding short-term securities) of $34,354,017 and $7,206,926, respectively.

    During the year ended December 31, 2005, brokerage commissions on securities transactions amounted to $48,427, of which Neuberger received $1,948, Lehman received $9,437, and other brokers received $37,042.

    NOTE D--FUND SHARE TRANSACTIONS:

    Share activity for the years ended December 31, 2005 and December 31, 2004 was as follows:

                                                FOR THE YEAR ENDED DECEMBER 31,
                                                2005                           2004
    SHARES SOLD                            2,432,866                      1,089,692
    SHARES ISSUED ON REINVESTMENT OF
     DIVIDENDS AND DISTRIBUTIONS               6,630
    SHARES REDEEMED                         (607,213)                      (163,804)
                                           ---------                      ---------

    TOTAL                                  1,832,283                        925,888
                                           ---------                      ---------

    NOTE E--LINE OF CREDIT:

    At December 31, 2005, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.09% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at December 31, 2005. During the year ended December 31, 2005, the Fund did not utilize this line of credit.

    NOTE F--INVESTMENTS IN AFFILIATES*:

                                                                                                      INCOME FROM
                                                                                                      INVESTMENTS
                            BALANCE OF                                   BALANCE OF                            IN
                                SHARES                         GROSS         SHARES                    AFFILIATED
                                  HELD           GROSS         SALES           HELD          VALUE        ISSUERS
                          DECEMBER 31,       PURCHASES           AND   DECEMBER 31,   DECEMBER 31,    INCLUDED IN
    NAME OF ISSUER                2004   AND ADDITIONS    REDUCTIONS           2005           2005   TOTAL INCOME
    Neuberger Berman
    Securities Lending
    Quality Fund, LLC**        631,300      30,799,346    31,430,646             --         $    --   $     1,792

    *   Affiliated issuers, as defined in the 1940 Act.

    ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board. Because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

FINANCIAL HIGHLIGHTS SOCIALLY RESPONSIVE PORTFOLIO

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

                                                                      YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------------------
                                                         2005        2004        2003        2002        2001
NET ASSET VALUE, BEGINNING OF  YEAR                   $ 13.99     $ 12.35     $  9.19     $ 10.78     $ 11.17
                                                      -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)+++                           .08        (.00)       (.01)       (.01)         --
NET GAINS OR LOSSES ON SECURITIES
 (BOTH REALIZED AND UNREALIZED)                           .88        1.64        3.17       (1.58)       (.39)
                                                      -------     -------     -------     -------     -------
TOTAL FROM INVESTMENT OPERATIONS                          .96        1.64        3.16       (1.59)       (.39)
                                                      -------     -------     -------     -------     -------
LESS DISTRIBUTIONS FROM:
NET CAPITAL GAINS                                        (.04)         --          --          --          --
                                                      -------     -------     -------     -------     -------
NET ASSET VALUE, END OF YEAR                          $ 14.91     $ 13.99     $ 12.35     $  9.19     $ 10.78
                                                      -------     -------     -------     -------     -------
TOTAL RETURN++                                          +6.86%     +13.28%     +34.39%     -14.75%      -3.58%

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (IN MILLIONS)                 $  50.5     $  21.7     $   7.7     $   5.0     $   3.6
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS#           1.30%       1.31%       1.35%       1.52%       1.59%
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS~             1.29%       1.29%       1.34%       1.51%       1.53%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE
 NET ASSETS                                               .53%       (.03)%      (.08)%      (.07)%       .04%
PORTFOLIO TURNOVER RATE                                    24%         21%         45%         38%        277%

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS SOCIALLY RESPONSIVE PORTFOLIO

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

~ After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                        YEAR ENDED DECEMBER 31,
                       2005         2004         2003          2002         2001
                       1.33%        1.73%        2.30%         2.87%        4.33%

+++ Calculated based on the average number of shares outstanding during each fiscal period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Socially Responsive Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Socially Responsive Portfolio, one of the series constituting Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Socially Responsive Portfolio, a series of Neuberger Berman Advisers Management Trust, at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                       /s/ Ernst & Young LLP


Boston, Massachusetts
February 10, 2006

TRUSTEES AND OFFICERS

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling
(800) 877-9700.

INFORMATION ABOUT THE BOARD OF TRUSTEES

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                            POSITION AND                                   FUND COMPLEX
                           LENGTH OF TIME                                   OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)   SERVED (2)     PRINCIPAL OCCUPATION(S) (3)  FUND TRUSTEE (4)       FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES

John Cannon (75)           Trustee since  Consultant. Formerly,                 48        Independent Trustee or Director of three
                           2000           Chairman, CDC Investment                        series of Oppenheimer Funds: Limited
                                          Advisers (registered                            Term New York Municipal Fund, Rochester
                                          investment adviser), 1993 to                    Fund Municipals, and Oppenheimer
                                          January 1999; formerly,                         Convertible Securities Fund, since 1992.
                                          President and Chief Executive
                                          Officer, AMA Investment
                                          Advisors, an affiliate of the
                                          American Medical Association.

Faith Colish (70)          Trustee since  Counsel, Carter Ledyard &             48        Director, American Bar Retirement
                           1984           Milburn LLP (law firm) since                    Association (ABRA) since 1997
                                          October 2002; formerly,                         (not-for-profit membership association).
                                          Attorney-at-Law and President,
                                          Faith Colish, A Professional
                                          Corporation, 1980 to 2002.

C. Anne Harvey (68)        Trustee since  Consultant, C.A. Harvey               48        President, Board of Associates to The
                           1998           Associates since June 2001;                     National Rehabilitation Hospital's Board
                                          formerly, Director, AARP, 1978                  of Directors since 2002; formerly,
                                          to December 2001.                               Member, Individual Investors Advisory
                                                                                          Committee to the New York Stock Exchange
                                                                                          Board of Directors, 1998 to June 2002;
                                                                                          formerly, Member, American Savings
                                                                                          Education Council's Policy Board (ASEC),
                                                                                          1998 to 2000; formerly, Member,
                                                                                          Executive Committee, Crime Prevention
                                                                                          Coalition of America, 1997 to 2000.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                            POSITION AND                                   FUND COMPLEX
                           LENGTH OF TIME                                   OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)   SERVED (2)     PRINCIPAL OCCUPATION(S) (3)  FUND TRUSTEE (4)       FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Barry Hirsch (72)          Trustee since  Attorney-at-Law; formerly,            48        None.
                           2000           Senior Counsel, Loews
                                          Corporation (diversified
                                          financial corporation), May
                                          2002 to April 2003; formerly,
                                          Senior Vice President,
                                          Secretary and General Counsel,
                                          Loews Corporation.

Robert A. Kavesh (78)      Trustee since  Marcus Nadler Professor               48        Director, The Caring Community
                           2000           Emeritus of Finance and                         (not-for-profit); formerly, Director,
                                          Economics, New York University                  DEL Laboratories, Inc. (cosmetics and
                                          Stern School of Business;                       pharmaceuticals), 1978 to 2004;
                                          formerly, Executive                             formerly, Director, Apple Bank for
                                          Secretary-Treasurer, American                   Savings, 1979 to 1990; formerly,
                                          Finance Association, 1961 to                    Director,Western Pacific Industries,
                                          1979.                                           Inc., 1972 to 1986 (public company).

Howard A. Mileaf (69)      Trustee since  Retired; formerly, Vice               48        Director, WHX Corporation (holding
                           1999           President and Special Counsel,                  company) since August 2002; Director,
                                          WHX Corporation (holding                        Webfinancial Corporation (holding
                                          company), 1993 to 2001.                         company) since December 2002; Director,
                                                                                          State Theatre of New Jersey
                                                                                          (not-for-profit theater) since 2000;
                                                                                          formerly, Director, Kevlin Corporation
                                                                                          (manufacturer of microwave and other
                                                                                          products).

Edward I. O'Brien (77)     Trustee since  Formerly, Member, Investment          48        Director, Legg Mason, Inc. (financial
                           2000           Policy Committee, Edward                        services holding company) since 1993;
                                          Jones, 1993 to 2001;                            formerly, Director, Boston Financial
                                          President, Securities Industry                  Group (real estate and tax shelters),
                                          Association ("SIA")                             1993 to 1999.
                                          (securities industry's
                                          representative in government
                                          relations and regulatory
                                          matters at the federal and
                                          state levels), 1974 to 1992;
                                          Adviser to SIA, November 1992
                                          to November 1993.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                            POSITION AND                                   FUND COMPLEX
                           LENGTH OF TIME                                   OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)   SERVED (2)     PRINCIPAL OCCUPATION(S) (3)  FUND TRUSTEE (4)       FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
William E. Rulon (73)      Trustee since  Retired; formerly, Senior Vice        48        Director, Pro-Kids Golf and Learning
                           2000           President, Foodmaker, Inc.                      Academy (teach golf and computer usage
                                          (operator and franchiser of                     to "at risk" children) since 1998;
                                          restaurants) until January                      formerly, Director, Prandium, Inc.
                                          1997.                                           (restaurants), March 2001 to July 2002.

Cornelius T. Ryan (74)     Trustee since  Founding General Partner,             48        Director, Capital Cash Management Trust
                           2000           Oxford Partners and Oxford                      (money market fund), Naragansett Insured
                                          Bioscience Partners (venture                    Tax-Free Income Fund, Rocky Mountain
                                          capital partnerships) and                       Equity Fund, Prime Cash Fund, several
                                          President, Oxford Venture                       private companies and QuadraMed
                                          Corporation.                                    Corporation (NASDAQ).

Tom D. Seip (56)           Trustee since  General Partner, Seip                 48        Director, H&R Block, Inc. (financial
                           2000; Lead     Investments LP (a private                       services company) since May 2001;
                           Independent    investment partnership);                        Director, Forward Management, Inc.
                           Trustee        formerly, President and CEO,                    (asset management company) since 2001;
                           beginning 2006 Westaff, Inc. (temporary                        formerly, Director, General Magic (voice
                                          staffing), May 2001 to January                  recognition software), 2001 to 2002;
                                          2002; formerly, Senior                          formerly, Director, E-Finance
                                          Executive at the Charles                        Corporation (credit decisioning
                                          Schwab Corporation, 1983 to                     services), 1999 to 2003; formerly,
                                          1999, including Chief                           Director, Save-Daily.com (micro
                                          Executive Officer, Charles                      investing services), 1999 to 2003;
                                          Schwab Investment Management,                   formerly, Director, Offroad Capital Inc.
                                          Inc. and Trustee, Schwab                        (private internet commerce company),
                                          Family of Funds and Schwab                      1999 to 2002.
                                          Investments, 1997 to 1998, and
                                          Executive Vice
                                          President-Retail Brokerage,
                                          Charles Schwab Investment
                                          Management, 1994 to 1997.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                            POSITION AND                                   FUND COMPLEX
                           LENGTH OF TIME                                   OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)   SERVED (2)     PRINCIPAL OCCUPATION(S) (3)  FUND TRUSTEE (4)       FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight (58)   Trustee since  Private investor and                  48        Director, The Proformance Insurance
                           1999           consultant specializing in the                  Company (personal lines property and
                                          insurance industry; formerly,                   casualty insurance company) since March
                                          Advisory Director, Securitas                    2004; Director, Providence Washington
                                          Capital LLC (a global private                   (property and casualty insurance
                                          equity investment firm                          company) since December 1998; Director,
                                          dedicated to making                             Summit Global Partners (insurance
                                          investments in the insurance                    brokerage firm) since October 2000.
                                          sector), 1998 to December
                                          2002.

Peter P. Trapp (61)        Trustee since  Regional Manager for Atlanta          48        None.
                           1984           Region, Ford Motor Credit
                                          Company since August 1997;
                                          formerly, President, Ford Life
                                          Insurance Company, April 1995
                                          to August 1997.

FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin* (65)       President and  Executive Vice President and          48        Director, Dale Carnegie and Associates,
                           Trustee since  Chief Investment Officer,                       Inc. (private company) since 1998;
                           2002           Neuberger Berman Inc. (holding                  Director, Emagin Corp. (public company)
                                          company) since 2002 and 2003,                   since 1997; Director, Solbright, Inc.
                                          respectively; Managing                          (private company) since 1998; Director,
                                          Director and Chief Investment                   Infogate, Inc. (private company) since
                                          Officer, Neuberger Berman                       1997; Director, Broadway Television
                                          since December 2005 and 2003,                   Network (private company) since 2000.
                                          respectively; formerly,
                                          Executive Vice President,
                                          Neuberger Berman, December
                                          2002 to 2005; Director and
                                          Chairman, NB Management since
                                          December 2002; formerly,
                                          Executive Vice President,
                                          Citigroup Investments, Inc.,
                                          September 1995 to February
                                          2002; formerly, Executive Vice
                                          President, Citigroup Inc.,
                                          September 1995 to February
                                          2002.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                            POSITION AND                                   FUND COMPLEX
                           LENGTH OF TIME                                   OVERSEEN BY       OTHER DIRECTORSHIPS HELD OUTSIDE
NAME, AGE, AND ADDRESS (1)   SERVED (2)     PRINCIPAL OCCUPATION(S) (3)  FUND TRUSTEE (4)       FUND COMPLEX BY FUND TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (46)     Chairman of    Executive Vice President,             48        Director and Vice President, Neuberger &
                           the Board,     Neuberger Berman Inc. (holding                  Berman Agency, Inc. since 2000;
                           Chief          company) since 1999; Head of                    formerly, Director, Neuberger Berman
                           Executive      Neuberger Berman Inc.'s Mutual                  Inc. (holding company), October 1999 to
                           Officer and    Funds Business (since 1999)                     March 2003; Trustee, Frost Valley YMCA.
                           Trustee since  and Institutional Business
                           2000;          (1999 to October 2005);
                           President and  responsible for Managed
                           Chief          Accounts Business and
                           Executive      intermediary distribution
                           Officer, 1999  since October 2005; President
                           to 2000        and Director, NB Management
                                          since 1999; Managing Director,
                                          Neuberger Berman since 2005;
                                          formerly, Executive Vice
                                          President, Neuberger Berman,
                                          1999 to December 2005;
                                          formerly, Principal, Neuberger
                                          Berman, 1997 to 1999;
                                          formerly, Senior Vice
                                          President, NB Management, 1996
                                          to 1999.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman.

INFORMATION ABOUT THE OFFICERS OF THE TRUST

                                     POSITION AND
NAME, AGE, AND ADDRESS (1)     LENGTH OF TIME SERVED (2)                         PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------------------------------------
Andrew B. Allard (44)       Anti-Money Laundering           Senior Vice President, Neuberger Berman since 2006; Deputy General
                            Compliance Officer since 2002   Counsel, Neuberger Berman since 2004; formerly, Vice President,
                                                            Neuberger Berman, 2000 to 2006; formerly, Associate General Counsel,
                                                            Neuberger Berman, 1999 to 2004; formerly, Associate General Counsel,
                                                            NB Management, 1994 to 1999; Anti-Money Laundering Compliance Officer,
                                                            fifteen registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002, three since
                                                            2003, four since 2004 and one since 2005).

Michael J. Bradler (36)     Assistant Treasurer since 2005  Vice President, Neuberger Berman since 2006; Employee, NB Management since 1997; Assistant Treasurer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005).

Claudia A. Brandon (49)     Secretary since 1985            Vice President-Mutual Fund Board Relations, NB Management since 2000 and Assistant Secretary since 2004; Vice President, Neuberger Berman since 2002 and Employee since 1999; formerly, Vice President, NB
                                                            Management, 1986 to 1999; Secretary, fifteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004 and one since 2005).

Robert Conti (49)           Vice President since 2000       Senior Vice President, Neuberger Berman since 2003; formerly, Vice
                                                            President, Neuberger Berman, 1999 to 2003; Senior Vice President, NB
                                                            Management since 2000; formerly, Controller, NB Management, 1994 to
                                                            1996; formerly, Treasurer, NB Management, 1996 to 1999; Vice
                                                            President, fifteen registered investment companies for which NB
                                                            Management acts as investment manager and administrator (three since
                                                            2000, four since 2002, three since 2003, four since 2004 and one since
                                                            2005).

                                     POSITION AND
NAME, AGE, AND ADDRESS (1)     LENGTH OF TIME SERVED (2)                         PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------------------------------------
Brian J. Gaffney (52)       Vice President since 2000       Managing Director, Neuberger Berman since 1999; Senior Vice President,
                                                            NB Management since 2000; formerly, Vice President, NB Management,
                                                            1997 to 1999; Vice President, fifteen registered investment companies for which NB Management acts as investment manager and administrator
                                                            (three since 2000, four since 2002, three since 2003, four since 2004 and one since 2005).

Maxine L. Gerson (55)       Chief Legal Officer since 2005  Senior Vice President, Neuberger Berman since 2002; Deputy General
                            (only for purposes of sections  Counsel and Assistant Secretary, Neuberger Berman since 2001;
                            307 and 406 of the              formerly, Vice President, Neuberger Berman, 2001 to 2002; formerly,
                            Sarbanes-Oxley Act of 2002)     Associate General Counsel, Neuberger Berman, 2001; formerly, Counsel,
                                                            Neuberger Berman, 2000; Secretary and General Counsel, NB Management
                                                            since 2004.

Sheila R. James (40)        Assistant Secretary since 2002  Employee, Neuberger Berman since 1999; formerly, Employee, NB
                                                            Management, 1991 to 1999; Assistant Secretary, fifteen registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002, three since 2003, four since 2004 and one since 2005).

Kevin Lyons (50)            Assistant Secretary since 2003  Employee, Neuberger Berman since 1999; formerly, Employee, NB
                                                            Management, 1993 to 1999; Assistant Secretary, fifteen registered investment companies for which NB Management acts as investment manager and administrator (ten since 2003, four since 2004 and one since 2005).

John M. McGovern (36)       Treasurer and Principal         Vice President, Neuberger Berman since 2004; Employee, NB Management
                            Financial and Accounting        since 1993; Treasurer and Principal Financial and Accounting Officer,
                            Officer since 2005; prior       fifteen registered investment companies for which NB Management acts
                            thereto, Assistant Treasurer    as investment manager and administrator (fifteen since 2005);
                            since 2002                      formerly, Assistant Treasurer, fifteen registered investment companies for which NB Management acts as investment manager and administrator,
                                                            2002 to 2005.

                                     POSITION AND
NAME, AGE, AND ADDRESS (1)     LENGTH OF TIME SERVED (2)                         PRINCIPAL OCCUPATION(S) (3)
----------------------------------------------------------------------------------------------------------------------------------
Frank Rosato (35)           Assistant Treasurer since 2005  Vice President, Neuberger Berman since 2006; Employee, NB Management since 1995; Assistant Treasurer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005).

Frederic B. Soule (59)      Vice President since 2000       Senior Vice President, Neuberger Berman since 2003; formerly, Vice
                                                            President, Neuberger Berman, 1999 to 2003; formerly, Vice President,
                                                            NB Management, 1995 to 1999; Vice President, fifteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004 and one since 2005).

Chamaine Williams (35)      Chief Compliance Officer since  Vice President, Lehman Brothers Inc. since 2003; Chief Compliance
                            2005                            Officer, fifteen registered investment companies for which NB
                                                            Management acts as investment manager and administrator (fifteen since
                                                            2005); Chief Compliance Officer, Lehman Brothers Asset Management Inc.
                                                            since 2003; Chief Compliance Officer, Lehman Brothers Alternative
                                                            Investment Management LLC since 2003; formerly, Vice President, UBS
                                                            Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset
                                                            Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997-2003.

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 21, 2005, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust, including the Trustees who are not "interested persons" of the Trust ("Independent Fund Trustees"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for Socially Responsive Portfolio ("Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services to be provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered, with respect to the Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated a report from Management and Neuberger that addressed specific factors designed to inform the Board's consideration of these and other issues. The Board also retained an independent consultant to provide additional data.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman provide, and has reviewed studies by independent firms engaged to review and evaluate the quality of brokerage execution received by the Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the short-, intermediate- and long-term performance of the Fund relative to its benchmark and a peer group of investment companies dedicated to insurance products pursuing broadly similar strategies. The Board also considered long-term performance in relation to the degree of risk undertaken by the portfolio managers.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of funds dedicated to insurance products and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board received a detailed report from an independent consultant that compares the Fund's management fee and overall expense ratio to a peer group of funds dedicated to insurance products. The Board considered the range and average of the management fees and expense ratios of the peer group. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees.

The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group median. In addition, the Board considered the contractual and voluntary limits on Fund expenses undertaken by Management for the Fund. The Board noted that Management incurred a loss on the Fund on an after-tax basis.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no comparable sub-advised funds or separate accounts.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered the Fund's fee structure which provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology and had an independent expert review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Fund was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

ITEM 2.  CODE OF ETHICS

The Registrant's  Board of Trustees  ("Board") has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was  included  as an  exhibit to  Registrant's
Form N-CSR filed on February 27, 2004. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has at least one audit committee financial expert, as defined by Item 3 of Form N-CSR, serving on its audit committee. The Registrant's audit committee financial expert is John Cannon. Mr. Cannon is an independent trustee as defined by Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)-(d) Aggregate fees billed to the Registrant for the last two fiscal years for professional services rendered by the Registrant's principal accountants are listed below. Ernst & Young, LLP ("E&Y") served as the principal accountant for all series of the Registrant except the High Income Yield Portfolio. Tait, Weller & Baker ("Tait Weller") served as the principal accountant for the High Income Yield Portfolio.

For all series of the Registrant except High Income Bond Portfolio (provided by E&Y):

                                   2005                   2004
Audit Fees                        $320,000              $312,800
Audit-Related Fees                   7,500                25,000
Tax Fees                            74,800                68,000
All Other Fees                           0                     0

For the High Income Bond Portfolio (provided by Tait Weller):

                                    2005                  2004*
Audit Fees                        $15,700               $17,500
Audit-Related Fees                      0                     0
Tax Fees                            2,700                 2,800
All Other Fees                          0                     0


* The High Income Bond Portfolio commenced operations on September 15, 2004.

Audit Fees include amounts related to the audit of the Registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Audit-Related Fees include amounts for attest services not required by statute or regulation. Tax Fees include amounts related to tax compliance, tax planning, and tax advice. All Other Fees include amounts for products and services not reported in Audit Fees, Audit-Related Fees and Tax Fees.

(e)(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to the Chair of the Audit Committee the power to pre-approve services between meetings of the Audit Committee.

   2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the Registrant's principal accountants for non-audit services rendered to the Registrant, its investment adviser, and any affiliates of its investment adviser that provide ongoing services to the Registrant were $247,750 and $260,550, respectively, for E&Y, and $2,700 and $2,500, respectively, for Tait Weller.

(h) All non-audit services rendered in (g) above were pre-approved by the Registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, these services were considered by the Registrant's Audit Committee and found to be compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the Registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The complete schedule of investments for each series is disclosed in the Registrant's annual reports to shareholders, which are included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and Treasurer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There was no change in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) A copy of the Code of Ethics was included as an exhibit to Registrant's Form N-CSR filed on February 27, 2004 (Investment Company Act file number 811-4255) and is incorporated herein by reference.

       (2) The certifications required by Rule 30a-2(a) under the Act, are attached hereto.

       (3)  Not applicable.

(b) The certification required by Rule 30a-2(b) under the Act, Rule13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 ("Exchange Act"), and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Advisers Management Trust





By:      /s/ Peter E. Sundman
         Peter E. Sundman
         Chief Executive Officer

Date: March 2, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.




By:      /s/ Peter E. Sundman
         Peter E. Sundman
         Chief Executive Officer

Date: March 2, 2006






By:       /s/ John M. McGovern
         John M. McGovern
         Treasurer, Principal Financial
         and Accounting Officer

Date: March 2, 2006